UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04920

WASATCH FUNDS TRUST

(Exact name of registrant as specified in charter)

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Samuel S. Stewart, Jr. Wasatch Advisors, Inc. 505 Wakara Way, 3rd Floor Salt Lake City, UT 84108	Eric F. Fess, Esq. Chapman & Cutler LLP 111 West Monroe Street Chicago, IL 60603

Registrant’s telephone number, including area code: (801) 533-0777

Date of fiscal year end: September 30

Date of reporting period: September 30, 2017

Item 1. Report to Shareholders.

2017 Annual Report September 30, 2017 Equity Funds / Wasatch Core Fund Wasatch Emerging India Fund Wasatch Emerging Markets Select Fund Wasatch Emerging Markets Small Cap Fund Wasatch Frontier Emerging Small Countries Fund Wasatch Global Opportunities Fund Wasatch International Growth Fund Wasatch International Opportunities Fund Wasatch Large Cap Value Fund Wasatch Long/Short Fund Wasatch Micro Cap Fund Wasatch Micro Cap Value Fund Wasatch Small Cap Growth Fund Wasatch Small Cap Value Fund Wasatch Strategic Income Fund Wasatch Ultra Growth Fund Wasatch World Innovators Fund Bond Funds / Wasatch-1st Source Income Fund Wasatch-Hoisington U.S. Treasury Fund

WASATCH FUNDS

Salt Lake City, Utah

www.WasatchFunds.com

800.551.1700

This material must be accompanied or preceded by a prospectus.

Please read the prospectus carefully before you invest.

Wasatch Funds are distributed by ALPS Distributors, Inc.

LETTER TO SHAREHOLDERS — THE CALM AMIDST THE STORMS

Samuel S. Stewart, Jr. PhD, CFA President of Wasatch Funds

DEAR FELLOW SHAREHOLDERS:

Hurricane Harvey came first, pummeling Texas on August 25th. Less than two weeks later, Irma battered the Caribbean and Florida. Jose and Maria soon followed, again striking the Caribbean and disabling much of Puerto Rico’s infrastructure. In less than a month, four storms (two rated Category 4 and two Category 5) left a trail of destruction — estimated in the hundreds of billions of dollars — that will take months, if not years, to repair. Yet the financial markets hardly blinked.

Hurricanes weren’t the only storms. There were political storms over health care, the debt ceiling, the National Football League and the Russia investigation. A storm of words raged between North Korea’s supreme leader Kim Jong Un and President Donald Trump. The belated announcement of a data breach at Equifax, potentially affecting nearly one of every two Americans, unleashed a storm of concern about cybersecurity. The Trump Twitter storm was unrelenting. And yet the markets hardly blinked.

So far at least, regardless of the perils that have dominated the news day after day, the economy and markets have continued to advance. Truly, it’s been the calm amidst the storms. Which, of course, begs the question: Can it last? Or, from an investor’s point of view, might this be the calm before the storm in the financial markets?

As you know from my prior letters, I’ve been cautiously optimistic regarding the market. Generally speaking, financial markets take their cues from the economy. While investors have been quick to complain about the economy’s slow growth rate, it’s that very same measured pace that so far has prevented the economy from developing the excesses that typically lead to recessions and market declines.

With the current economic expansion now in its 100th month, the third-longest run since 1854, it’s important to note that recessions don’t occur in response to a timetable. Rather, they result from problems in the economy, of which there appear to be few.

I’m reluctant to go on record with a letter supporting the continuation of a bull market without also making an argument for the onset of a bear market. My bear-market argument depends on an unexpected event/catalyst, possibly geopolitical in nature. I’m not predicting such an event, and I’m surprised that one of the events cited above didn’t lead to a market correction. Even so, I still regard an event as the likely cause of the next bear market.

MARKETS

Many of my recent letters have commented that stocks — particularly in the U.S. — are expensive. However, I must admit that stocks aren’t as expensive if we consider the level of interest rates. After all, the inverse of the price/earnings (P/E) ratio (the price paid for $1 of earnings) is termed the earnings yield or the return in earnings for $1 of investment in a stock. The interest rate on a bond is the return in cash for $1 invested in the bond. While I won’t argue that the earnings yield on a stock and the interest rate on a bond are equivalent, they are related.

Going back 35 years when interest rates were in double-digit territory, P/E ratios for stocks were in single digits, with the result that the earnings yield on stocks was in double digits. In comparison, stocks today look quite expensive, with multiples close to three times what they were back then. However, that comparison overlooks the fact that bond rates are now only about one-fifth of what they were then, making bonds five times more expensive today than they were 35 years ago.

Avoiding much of the detail about what makes our economy today different from that of 35 years ago (and ignoring the risk premium stocks must offer for providing investors with earnings instead of cash), I could argue that stocks today are inexpensive relative to bonds. So if bonds aren’t overly expensive, then neither are stocks.

This might lead one to ask: Are bonds expensive? Relative to recent history, bonds in the U.S. seem expensive. Bond yields have generally fallen from double-digit territory into low single-digit territory. Ten-year U.S. Treasury bonds currently yield about 2.3%. However, German and Japanese government bonds of the same maturity yield less than 0.5%. Moreover, five-year government bonds in Germany and Japan have negative yields. So U.S. government bonds certainly aren’t expensive on a relative basis.

In a sign that interest rates overseas may remain low, some countries have been issuing 100-year bonds. Austria, for example, recently issued bonds that won’t mature until 2117 and that yield just 2.1%. Other recent issuers of 100-year bonds include Argentina, Ireland and Mexico. Purchased mainly by institutional investors to meet long-term pension and insurance obligations, these bonds indicate that slow economic growth around the world may constrain future investment returns. Why else would an institutional investor tie up money for so long? As for interest rates in the U.S., I have to wonder how much they can rise when rates are so low overseas.

Why are interest rates so low? At the heart of this question are cyclical vs. secular forces. If rates are low because the economy is weak, then the cyclical forces of our strengthening economy should drive rates higher. The fact that this has failed to happen suggests secular forces may be at play. For example, changing demographics may be weighing on interest rates. As people get older, they’re less likely to build new homes. Instead, they’re more likely to be downsizing. The primary concern of most older people is having adequate savings to support themselves in retirement. This global flood of savings is likely playing a major role in keeping interest rates low.

SEPTEMBER 30, 2017 (UNAUDITED)

If in fact secular forces are keeping interest rates low, these forces may also be keeping stock prices high. So while valuations are stretched relative to earnings, they may not be as stretched relative to interest rates. For this reason and for the reasons discussed above, I remain cautiously optimistic that the economy and markets, both in the U.S. and abroad, will continue to advance at a slow pace overall.

WASATCH

While U.S. equities are generally more expensive, we’re often finding better valuations and/or greater headroom for growth overseas — both in developed markets and in emerging markets. Indeed, Japan is one of our largest investment allocations to an international developed market and India is one of our largest allocations to an emerging market.

We readily acknowledge that for many years — particularly in the 1990s and 2000s — Japan’s economy was mired in deflation, creating a difficult investment environment. For many investors, the perception remains that it’s tough to make money in Japan. Moreover, it’s true that the Japanese population is shrinking, the country’s overall economic growth is slow, and there’s not much inflation on the horizon. Nonetheless, we think that investors who look no further than these issues are missing out on significant opportunities.

Known as Abenomics, the economic policies introduced by Prime Minister Shinzo Abe in 2012 appear to be taking hold. Over the past few years, based on our investment team’s frequent visits to Japan, we’ve seen the positive results of these policies — from improvements in corporate governance to efforts addressing the country’s labor shortage.

Because Japan is a global leader in innovation, it’s no surprise the country has a vibrant market for small-cap stocks. This indicates Japan has created an entrepreneurial environment that favors investment. Unlike in much of the developed world, there are fewer dominant industry players in Japan. That’s beginning to change, however, and we’re investing in companies that we believe can consolidate their industries and gain market share from competitors.

After investing in the country for over a decade, the members of our investment team are more excited than ever about the investment opportunities they’re finding in India. With its democratic government and strong institutions, India has avoided much of the political turmoil, massive borrowing, debt defaults and runaway inflation that have plagued other emerging-market countries over the past 30 years. India’s population of greater than 1.3 billion is among the youngest in the world. In addition, the country’s growing middle class, increasing urbanization and rapid household formation are driving domestic consumer demand. Moreover, reforms introduced by Prime Minister Narendra Modi are designed to further the country’s growth and development.

With sincere thanks for your continued investment and for your trust,

Sam Stewart

Information in this document regarding market or economic trends, or the factors influencing historical or future performance, reflects the opinions of management as of the date of this document. These statements should not be relied upon for any other purpose. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

CFA® is a trademark owned by CFA Institute.

Wasatch Advisors is the investment advisor to Wasatch Funds.

Wasatch Funds are distributed by ALPS Distributors, Inc. (ADI). ADI is not affiliated with Wasatch Advisors or Wasatch Funds.

Abenomics refers to the economic policies advocated by Japanese Prime Minister Shinzo Abe after his December 2012 re-election to the post he last held in 2007. His aim was to revive the sluggish economy with “three arrows” — a massive fiscal stimulus, more aggressive monetary easing from the Bank of Japan, and structural reforms to boost Japan’s competitiveness.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

A bear market is generally defined as a drop of 20% or more in stock prices over at least a two-month period. Bears are investors who are pessimistic with regard to the stock market’s prospects.

The price/earnings (P/E) ratio, also known as the P/E multiple, is the price of a stock divided by its earnings per share.

Valuation is the process of determining the current worth of an asset or company.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Core Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Paul Lambert and Mike Valentine.

JB Taylor Lead Portfolio Manager	Paul Lambert Portfolio Manager	Mike Valentine Portfolio Manager

OVERVIEW

The Wasatch Core Growth Fund — Investor Class gained 18.69% for the 12 months ended September 30, 2017, lagging the 20.74% return of its benchmark, the Russell 2000 Index, and the 20.98% return of the Russell 2000 Growth Index.

The industrials and consumer-discretionary sectors were two of the strongest contributors to the Fund’s return during the 12-month period, outperforming the benchmark driven by stock selection. In addition, the Fund’s investments in the financials sector contributed significantly to results for the period.

The Fund’s strong showing in the industrials sector, particularly for the three months ended September 30, 2017, was also aided by an overweight position relative to the benchmark. Unlike the post-election “reflation trade” (or “Trump trade”) of the kind we avoided late last year, we recognize that the slow-growth economy is chugging along well enough now to favor a positive turn for the sector, which we believe bodes well for our industrial holdings.

DETAILS OF THE YEAR

ICON plc, a global contract research organization providing drug development and other services to the pharmaceutical, biotechnology and medical-device industries, was a top contributor to the Fund’s performance for the 12-month period. ICON’s most-recent quarterly financial results were reported in July and showed an increase in net income of 10.7% and a rise in earnings per share of 14.9% compared to the same quarter a year ago. Given the company’s strong backlog of business, we believe ICON can continue to do well.

Another top contributor was online retailer Wayfair, Inc. Wayfair’s stock leapt higher as the company reported strong growth throughout the year. Wayfair’s growth stands in contrast to many traditional retailers that are experiencing a slowdown in business to the point of having to close stores. In fact, more retail store closings have been announced so far in the 2017 calendar year than in all of the previous year. We continue to like Wayfair’s ongoing growth prospects —

namely its focus on expanding share in the online marketplace for home furnishings.

Cornerstone OnDemand, Inc. was the leading detractor from the Fund’s performance for the fiscal year. Despite showing signs of strength midway through the period, management eventually reported numbers that didn’t wow investors, missing expectations on earnings even while reporting stronger sales. In addition, we viewed the company’s mix of new contracts as far from ideal. We see little room for error on management’s part at this point and so we sold our position.

Another leading detractor was MEDNAX, Inc., which struggled over the past several months. MEDNAX operates neonatal intensive care units (NICUs) in partnership with health-care organizations. The company’s net revenue for its most-recently reported quarter increased 9.2% driven largely by contributions from acquisitions completed since April 2016. While management said that operating results for the company’s second quarter were mostly in line with their expectations, trends remained challenging. Overall same-unit revenue fell 0.9% year-over-year due primarily to a decline in the number of days infants spent in NICUs and an increase in services reimbursed through government programs. We have chosen to monitor the challenges MEDNAX faces from the sidelines and have sold our position.

OUTLOOK

The economic scenario of the past year appears to be continuing in the U.S. with regard to sustained moderate growth, low inflation and rising asset prices. Looking forward, we don’t expect valuation tailwinds to continue. Company fundamentals will have to matter more to investors at some point, which we believe would bode well for the Fund. We believe we have a great team that learns from mistakes and the best culture for applying a disciplined investment approach. As valuations right-size to growth rates, we think our discipline will shine.

Fundamentals are certainly of more central importance to investors now than in the period after the presidential election, but there are distractions such as the extraordinary monetary accommodation by the Federal Reserve (Fed). Recently, the Fed announced its intention to start reducing bond holdings acquired during its quantitative-easing program. While it’s not exactly clear how quickly that will unfold, the announcement itself represents a step toward normalcy.

In the Fund, we’re especially focused at present on companies that seem poised to deliver long-term growth by benefiting from world-wide economic strength, industrial-production trends and increased capital expenditure by businesses. Our disciplined approach continues to turn up attractive prospects, such as in the industrials sector mentioned above. Elsewhere, too, we’re finding what we consider to be high-quality companies with outstanding long-term growth prospects. There’s no shortage of opportunities for the Fund’s investment style, although we always have to remain vigilant regarding valuations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Core Growth (WGROX) — Investor	18.69%	13.77%	8.61%
Core Growth (WIGRX) — Institutional	18.87%	13.88%	8.67%
Russell 2000® Index	20.74%	13.79%	7.85%
Russell 2000® Growth Index	20.98%	14.28%	8.47%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Core Growth Fund are Investor Class: 1.21% / Institutional Class — Gross: 1.09%, Net: 1.05%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
ICON plc (Ireland)	3.2%
Copart, Inc.	3.1%
Old Dominion Freight Line, Inc.	2.6%
Trex Co., Inc.	2.6%
Eagle Bancorp, Inc.	2.5%

Company	% of Net Assets
Cimpress N.V.	2.4%
Tyler Technologies, Inc.	2.4%
Balchem Corp.	2.4%
Texas Capital Bancshares, Inc.	2.4%
Euronet Worldwide, Inc.	2.3%

*	As of September 30, 2017, there were 60 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging India Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan and Matthew Dreith.

Ajay Krishnan, CFA Lead Portfolio Manager	Matthew Dreith, CFA Associate Portfolio Manager	OVERVIEW The Wasatch Emerging India Fund — Investor Class returned 21.65% during what was an eventful 12 months ended September 30, 2017. The Fund outpaced its benchmark, the

MSCI India Investable Market Index (IMI), which rose 16.58%.

Soon after the fiscal year’s outset, Prime Minister Narendra Modi rattled investors by banning large-denomination banknotes from circulation in a surprise move designed to root out unaccounted wealth. Though the demonetization initiative fell short of its stated goals, it came to be viewed by many Indians as a victory for the common citizen over corrupt interests. Mr. Modi’s Bharatiya Janata Party (BJP) reaped the benefits in March when it scored landslide gains in elections to the state assembly of Uttar Pradesh, India’s most-populous province. The decisive win left Mr. Modi unchallenged as a national leader and raised optimism for additional reforms aimed at furthering India’s growth and development.

Those hopes were realized in July with the long-awaited replacement of India’s complex jumble of federal, state and interstate taxes. The newly implemented goods-and-services tax (GST) soon began speeding up the flow of goods throughout India by eliminating time-consuming stops at various checkpoints. By easing the burden of double taxation, streamlining compliance and eliminating other inefficiencies, GST is expected to lower the cost of doing business in India.

Fueled in part by an influx of banned currency into the country’s financial system, Indian stock prices rose for most of the past 12 months. The Modi government’s success at advancing its legislative agenda, meanwhile, attracted significant purchases from overseas investors. Trading was choppy during the final two months of the period, as heavy flooding and disruptions related to demonetization and GST appeared to weigh on India’s economy. According to an official report released in late August, India’s year-over-year gross-domestic-product (GDP) growth slowed to 5.7% during the April-to-June quarter from 6.1% growth during the previous quarter.

DETAILS OF THE YEAR

Performance in the Fund was driven mainly by outsized gains in its consumer and financial stocks. Very low exposure to the poor-performing information-technology sector was another reason the Fund surpassed its benchmark by as much as it did. Underperformance in the materials sector and lack of exposure to the strong energy sector were the Fund’s primary sources of weakness against the benchmark.

The strongest contributor to Fund performance for the year was Avenue Supermarts Ltd., which benefited from rising profits. The company operates a chain of supermarkets that offer items ranging from food to apparel and general merchandise. With retail distribution in India still largely dominated by small neighborhood stores called kiranas, we think opportunities abound for well-managed operators such as Avenue to formalize their industries and reap significant economies of scale.

Bajaj Finance Ltd. was the second-best contributor. A non-bank financial company, Bajaj offers a broad spectrum of lending services. The company’s stock price reached a 52-week high in September after its qualified institutional placement of equity shares was well-received by investors. Bajaj Finance has also profited from robust demand for credit.

The greatest detractor from Fund performance for the year was Divi’s Laboratories Ltd., a manufacturer of active pharmaceutical ingredients and intermediates. Shares of Divi’s tumbled after management announced that the U.S. Food and Drug Administration had issued an import alert for products manufactured at its Unit II facility in Visakhapatnam, Andhra Pradesh. Paring earlier losses, however, the stock rose sharply when the plant was reinspected in September. We increased the Fund’s position in Divi’s based on our positive assessment of its long-term prospects.

Second-largest detractor Amara Raja Batteries Ltd. makes lead-acid storage batteries for industrial and automotive applications. The company’s shares languished for most of the year as higher prices for lead impacted earnings. Looking forward, we think Amara Raja’s price increases will improve profit margins across its various business segments.

OUTLOOK

We don’t believe the disappointing GDP growth reported near the end of the period is anything to be overly concerned about and certainly don’t believe it signals a prolonged deceleration of India’s economy. We had been expecting India’s economic growth to slow for a few quarters as companies reduced inventories ahead of the July 1st rollout of GST. So, it’s not surprising to see a moderate downtick in growth during the quarter leading up to the GST launch date.

Much has been written about the likely impact on India and other emerging markets as central banks in developed countries prepare to unwind their quantitative-easing programs. Here again, we expect the effects to be limited and short-lived. Current circumstances are very different from 2013, when the prospect of U.S. monetary tightening chased investors out of higher-yielding emerging-market currencies. Recently, in fact, India’s central bank has struggled at times to prevent vast inflows of foreign capital from causing the rupee to appreciate too rapidly.

Longer term, we believe India’s improved political climate will underpin investor confidence as recent reforms work their way through the economy.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 4/26/11
Emerging India (WAINX) — Investor	21.65%	15.68%	12.32%
Emerging India (WIINX) — Institutional	21.89%	15.79%	12.41%
MSCI India IMI	16.58%	7.81%	2.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging India Fund are Investor Class — Gross: 1.87%, Net: 1.75% / Institutional Class — Gross: 2.00%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as unstable currencies, highly volatile securities markets and political and social instability, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Bajaj Finance Ltd. (India)	5.7%
HDFC Bank Ltd. ADR (India)	5.0%
Housing Development Finance Corp. Ltd. (India)	4.8%
Avenue Supermarts Ltd. (India)	4.7%
MakeMyTrip Ltd. (India)	3.7%

Company	% of Net Assets
AU Small Finance Bank Ltd. (India)	3.6%
Divi’s Laboratories Ltd. (India)	3.4%
Endurance Technologies Ltd. (India)	3.0%
Quess Corp. Ltd. (India)	3.0%
V-Mart Retail Ltd. (India)	2.9%

*	As of September 30, 2017, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: April 26, 2011. The MSCI India IMI (Investable Market Index) is designed to measure the performance of the large-, mid- and small-cap segments of the Indian market. The Index covers approximately 99% of the free-float adjusted market capitalization of the Indian equity universe. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Select Fund is managed by a team of Wasatch portfolio managers led by Ajay Krishnan, Roger Edgley and Scott Thomas.

Ajay Krishnan, CFA Lead Portfolio Manager	Roger Edgley, CFA Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

Rich valuations in developed countries and improving fundamentals across a number of emerging economies helped push emerging-market equities higher during the 12 months ended September 30, 2017. The Wasatch Emerging Markets Select Fund — Investor Class returned 13.33% during the period. Outpacing the Fund, the benchmark MSCI Emerging Markets Index rose 22.46%.

Initial strength in the U.S. dollar gave way to a sustained slide that underpinned support for emerging markets for most of the fiscal year. Against a basket of major rivals, the greenback slipped -2.5% during the period. By making assets in other currencies more appealing to international investors, a weaker dollar encourages financial flows into developing nations. In so doing, the weak dollar has loosened global financial conditions by making it easier for governments and companies outside the U.S. to issue securities.

Korea was the largest among several sources of Fund underperformance. Markets reacted negatively when China clamped down on tourism to Korea in retaliation for its deployment of the United States’ Terminal High Altitude Area Defense (THAAD) anti-missile defense system. As investors sought the perceived safety of larger Korean companies, small and mid-cap stocks — such as those held in the Fund — were hurt the most.

The Fund’s substantial weighting in Mexican stocks also impacted performance as equity returns in Mexico lagged stronger gains in other countries. Although the Fund’s Mexican holdings posted a healthy double-digit return, they underperformed the benchmark’s Mexican component.

Bright spots for the Fund included South Africa and the United Arab Emirates, two countries in which the Fund handily outgained its benchmark. Though our underweight exposure to China was a headwind to Fund performance, we significantly increased the Fund’s investments in China as the year progressed.

DETAILS OF THE YEAR

The strongest contributor to Fund performance for the year was Bajaj Finance Ltd. An Indian non-bank financial company, Bajaj offers a broad spectrum of lending services.

The company’s stock price reached a 52-week high in September after its qualified institutional placement of equity shares was well-received by investors.

The Fund’s second-largest contributor was MercadoLibre, Inc., a Latin American e-commerce company that generates approximately half its sales in Brazil. Originally a provider of auction-type platforms that connect buyers with sellers, MercadoLibre has been increasing its fulfillment capabilities.

Key additions to the Fund included Alibaba Group Holding Ltd. and Tencent Holdings Ltd., two Chinese companies increasingly viewed by international investors as proxies for China’s growing middle class.

The greatest detractor from Fund performance for the year was Divi’s Laboratories Ltd., an Indian manufacturer of active pharmaceutical ingredients and intermediates. Shares of Divi’s tumbled after it announced that the U.S. Food and Drug Administration had issued an import alert for products manufactured at its Unit II facility in Visakhapatnam, Andhra Pradesh. We sold the stock to seek better opportunities elsewhere.

Second-largest detractor GT Capital Holdings, Inc. is based in the Philippines. GT Capital’s interests include lending, car distribution and insurance. The company’s stock came under pressure amid mounting fears that the Duterte government’s overhaul of the country’s vehicle excise tax would depress sales of automobiles. With the stock languishing and sentiment continuing to deteriorate, we moved on.

OUTLOOK

Much has been written about the likely implications for emerging markets as central banks in developed countries prepare to unwind their quantitative-easing programs. For our part, we expect any negative effects to be limited and short-lived. Current circumstances are very different from 2013, when the prospect of U.S. monetary tightening chased investors out of higher-yielding emerging-market currencies. Today, fiscal and current-account balances in most countries are stronger, foreign-exchange reserves are generally higher, and investor sentiment is better.

During the period from December 31, 2015 through September 30, 2017 the Fund returned approximately 24%, while the MSCI Emerging Markets Index climbed about 43% on a total-return basis. Despite its recent strong run, the Index has been essentially flat since its peak in the fall of 2007, and price-to-book ratios in most emerging markets remain below their long-term averages.

Moreover, greater than one-fourth of the 43% move in the Index over the past seven quarters was delivered by just four mega-cap information-technology stocks. We believe large-cap outperformance on that scale is unsustainable, and future gains are likely to be more broadly based. With economic fundamentals in countries such as Mexico, India, Brazil and Russia stabilizing or improving, we think stocks of well-situated small and mid-size companies in emerging markets may begin to close the gap in recent performance compared to larger peers.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 12/13/12
Emerging Markets Select (WAESX) — Investor	13.33%	N/A	1.03%
Emerging Markets Select (WIESX) — Institutional	13.73%	N/A	1.37%
MSCI Emerging Markets Index	22.46%	N/A	3.29%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Select Fund are Investor Class — Gross: 1.88%, Net: 1.51% / Institutional Class — Gross: 1.52%, Net: 1.21%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Bajaj Finance Ltd. (India)	5.9%
Alibaba Group Holding Ltd. ADR (China)	5.9%
MercadoLibre, Inc. (Brazil)	5.8%
Tencent Holdings Ltd. (China)	5.1%
Ctrip.com International Ltd. ADR (China)	4.6%

Company	% of Net Assets
NMC Health plc (United Arab Emirates)	4.5%
Medytox, Inc. (Korea)	4.4%
Raia Drogasil S.A. (Brazil)	4.4%
Naspers Ltd., Class N (South Africa)	3.8%
BGF Retail Co. Ltd. (Korea)	3.5%

*	As of September 30, 2017, there were 37 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. †Inception: December 13, 2012. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index designed to measure the equity market performance of emerging markets. You cannot invest directly in this or any index.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Emerging Markets Small Cap Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Andrey Kutuzov and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Andrey Kutuzov, CFA Associate Portfolio Manager	Scott Thomas, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch Emerging Markets Small Cap Fund — Investor Class gained 11.99% for the 12 months ended September 30, 2017 and underperformed the benchmark MSCI Emerging Markets Small Cap Index, which returned 14.89%.

Strong country fundamentals, firming commodity prices and a sagging U.S. dollar underpinned stock markets in developing nations for most of the 12-month period. Emerging markets continued to perform well based on optimism over economic growth and returning investment. Emerging-market currencies appear to have stabilized and are more competitive, current-account balances have improved for the majority of emerging markets and company valuations are still below their long-term averages.

Over the course of the period, we became more constructive on China and increased the Fund’s weight. China was the Fund’s top-contributing country for the 12 months. However, we recognize that challenges unique to the Chinese market remain. As a result, the Fund’s is underweight versus the benchmark in China. One holding in the United Arab Emirates (UAE) drove that country’s outperformance of its benchmark peer. Brazil was also a top-contributing country driven by one of our newer holdings.

The Fund’s substantial exposure to India hurt performance during the period. Indian stocks lost ground after soft economic data appeared to spook international investors. Largely the side effect of recent reforms, the slowdown in our view is short-term in nature. One of these reforms was the long-awaited replacement of India’s previous complex array of federal, state and interstate taxes with a nationwide goods-and-services tax (GST). Initial confusion over certain compliance issues has offset some of GST’s benefits in the short term, especially for small businesses. We think growth in India will pick up again once the reforms have worked their way through the country’s economy. Taiwan was also a significant detractor due primarily to company-specific factors. In Mexico, a significant overweight relative to the benchmark hindered the Fund’s results.

DETAILS OF THE YEAR

The Fund’s top contributor for the period came from China. Sunny Optical Technology Group Co. Ltd., whose stock is listed in Hong Kong, designs and manufactures optical-related products. Sunny Optical continues to gain business in high-end product lines like multi-cameras in smartphones and cars.

The Fund’s second-best contributor was Magazine Luiza S.A., which operates consumer-electronics stores in Brazil. The company has put in place strong information-technology infrastructure to make the business an e-commerce player using its stores as showrooms and mini distribution centers. In Brazil, we believe the fundamentals of the country are improving as interest rates are coming down, inflation is decreasing, and the current-account situation has improved. Further, company earnings are improving after two years of decline. We are confident in the Fund’s positioning in Brazil.

The third-best contributor was NMC Health plc, the largest private health-care provider in the UAE. Health care has been an investment theme in the Fund, as emerging markets seek to build out their health-care infrastructure. NMC has been benefiting from new insurance rules that remove or reduce certain copayments and restrictions for holders of the UAE’s Thiqa medical-insurance card.

Several holdings in Taiwan were among the Fund’s largest detractors for the year. We sold our positions in PChome Online, Inc., a Chinese language internet company that offers e-commerce, advertising and portal services along with digital content, and Tung Thih Electronic Co. Ltd., which sells sensors to auto manufacturers. PChome was sold due to earnings weakness as we saw better opportunities elsewhere. We sold our shares of Tung Thih as the company’s core products faced increased competition and it was becoming less clear how Tung Thih’s new products would offset the slowing growth of core products. Poya International Co. Ltd. operates retail stores selling cosmetics, fashion accessories and groceries. Poya’s stock was down due to negative same-store-sales growth numbers. In our estimation, Poya is a high-quality business, as demonstrated by stable growth, cash generation and margin expansion.

OUTLOOK

We remain positive on the investment outlook for a majority of the emerging markets in our universe, and we are confident in the Fund’s positioning. In fact, we have been struggling to make space for the attractive new investments we have been finding. Emerging-market macro environments continue to improve, and we are finding numerous growth companies that we consider high quality with outstanding investment potential.

Wasatch is confident on the outlook for emerging markets. We see increasing innovation and significant improvement in the earnings of our portfolio companies and ongoing and sustainable economic development of emerging economies. We think these factors are likely to provide tailwinds for equities of well-positioned, high-quality businesses.

We thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Emerging Markets Small Cap (WAEMX) — Investor	11.99%	2.95%	4.49%
Emerging Markets Small Cap (WIEMX) — Institutional	12.36%	3.01%	4.52%
MSCI Emerging Markets Small Cap Index	14.89%	4.60%	1.74%
MSCI Emerging Markets Index	22.46%	3.99%	1.32%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Emerging Markets Small Cap Fund are Investor Class: 1.96% / Institutional Class: 1.81%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Magazine Luiza S.A. (Brazil)	3.1%
Sunny Optical Technology Group Co. Ltd. (China)	2.7%
51job, Inc. ADR (China)	2.6%
China Yongda Automobiles Services Holdings Ltd. (China)	2.4%
Clicks Group Ltd. (South Africa)	2.4%

Company	% of Net Assets
Medytox, Inc. (Korea)	2.2%
ASPEED Technology, Inc. (Taiwan)	2.1%
Raia Drogasil S.A. (Brazil)	2.0%
Silergy Corp. (Taiwan)	1.9%
NMC Health plc (United Arab Emirates)	1.8%

*	As of September 30, 2017, there were 95 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI Emerging Markets and Emerging Markets Small Cap indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of emerging markets. You cannot invest directly in these or any indexes.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Frontier Emerging Small Countries Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Jared Whatcott and Scott Thomas.

Roger Edgley, CFA Lead Portfolio Manager	Jared Whatcott, CFA Portfolio Manager	Scott Thomas, CFA Portfolio Manager

OVERVIEW

The Wasatch Frontier Emerging Small Countries Fund — Investor Class gained 4.56% for the 12 months ended September 30, 2017 and underperformed its benchmark, the MSCI Frontier Emerging Markets Index, which was up 15.53%.

Performance in frontier markets has been strong, and Wasatch is increasingly optimistic for many frontier and emerging small countries where we see improving macro conditions after a multi-year period of difficult adjustments. Frontier economies have now fiscally adjusted to weaker commodity prices, and depreciating currencies relative to a strong U.S. dollar. What’s more, domestic demand appears to have troughed and many economies appear poised for a continued cyclical recovery.

In the first six months of the period, due to lower oil prices, Nigerian stocks were pressured by economic and currency issues and we opted to sell our holdings and monitor conditions from the sidelines. As a result, the Fund did not participate when the Nigerian equity market subsequently rebounded. Nigeria ended the 12-month period as one of the best-performing markets in the benchmark and as the Fund’s largest detractor on a country basis. During the year, Pakistan faced some significant challenges — which, while not likely to be repeated, resulted in Pakistan being one of the benchmark’s weakest-performing markets. Although the Fund’s overweight position in Pakistan detracted from performance relative to the benchmark, we remain confident in the growth prospects of our holdings. Conversely, Kuwait was one of the benchmark’s best-performing markets; therefore, the Fund’s underweight position was detrimental.

On the positive side, we were well-positioned in Argentina as our stocks outperformed their benchmark counterparts. The Fund also benefited from investments in the United Arab Emirates (UAE), which is not in the benchmark.

DETAILS OF THE YEAR

The top contributor to the Fund’s performance for the year was NMC Health plc, a hospital operator in the UAE, whose stock is listed on the London Stock Exchange. Since NMC Health’s initial public offering in 2012, the company has rapidly grown its hospital network and now has nearly 1,600 beds. Further, as the Emirate of Dubai fully rolls out mandatory health insurance, we estimate that the value of the health-care market in Dubai could double.

Transportadora de Gas del Sur S.A., the exclusive pipeline company for the Southern Argentina region, and the largest in Argentina today, was the Fund’s second-best contributor. The company currently transports approximately two-thirds of the country’s natural gas and operates over half the installed natural gas liquids production capacity. We continue to believe tariff reforms will provide a boost to the company’s revenues and profits and put in place the right incentives to spur increased production.

The third-best contributor was MercadoLibre, an online e-commerce company focused on Latin America. Originally a provider of auction-type platforms that connect buyers with sellers, MercadoLibre has been increasing its fulfillment capabilities and recently introduced free shipping to customers in Brazil, Colombia and Chile. While this strategy pressures margins in the short-term, we believe it increases user satisfaction, business scale and further strengthens barriers to entry against would-be competitors.

In addition to the Fund’s Nigerian holdings, which were plagued by currency pressure and sold earlier in the year, our Egyptian holdings were also affected by currency adjustments. Egypt moved to a fully floating foreign exchange policy and the currency depreciated 50% in November 2016. The currency depreciation caused two of our names — Commercial International Bank S.A.E. and Global Telecom Holding S.A.E. — to be significant detractors in U.S. dollar terms for the 12-month period.

Olympic Industries Ltd., Bangladesh’s largest biscuit and confectionery manufacturer, was also a significant detractor. Growth of the company’s main biscuits segment slowed and other new products have yet to make up the difference. In addition, the stock fell from peak levels, reflecting softening of customers’ purchasing power. We expect these conditions to be temporary, and remain confident in Olympic Industries’ management and future business opportunities.

OUTLOOK

We have seen significant improvement in the outlook for our portfolio companies, and we are starting to see a rebound in earnings growth. This accelerating growth combined with reasonable valuations, and low correlations relative to developed and larger emerging markets continue to give us confidence in the Fund’s holdings in frontier and emerging small countries.

We believe that bottom-up analysis and travel to the regions in which we invest is critical, as economic growth, political structures and willingness to reform vary widely in developing markets. We continue to travel extensively and are excited about the future of frontier and emerging small countries and their expanding role in the global economy.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 1/31/12
Frontier Emerging Small Countries (WAFMX) — Investor	4.56%	3.10%	6.24%
Frontier Emerging Small Countries (WIFMX) — Institutional	4.55%	3.17%	6.31%
MSCI Frontier Emerging Markets Index	15.53%	4.13%	5.24%
MSCI Frontier Markets Index	25.47%	8.73%	8.68%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Frontier Emerging Small Countries Fund are Investor Class — Gross: 2.39%, Net: 2.25% / Institutional Class: 2.06%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
NMC Health plc (United Arab Emirates)	5.2%
Transportadora de Gas del Sur S.A. ADR (Argentina)	4.6%
Philippine Seven Corp. (Philippines)	4.3%
Aramex PJSC (United Arab Emirates)	4.2%
Vietnam Dairy Products JSC (Vietnam)	4.1%

Company	% of Net Assets
MercadoLibre, Inc. (Brazil)	4.1%
Ayala Land, Inc. (Philippines)	4.0%
Banco Davivienda S.A. (Colombia)	3.6%
Credicorp Ltd. (Peru)	3.4%
Naspers Ltd., Class N (South Africa)	3.2%

*	As of September 30, 2017, there were 48 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. ††Inception: January 31, 2012. The MSCI Frontier Emerging Markets and MSCI Frontier Markets indexes are free float-adjusted market capitalization indexes designed to measure the equity market performance of the global frontier and emerging markets. You cannot invest directly in these or any indexes.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Global Opportunities Fund is managed by a team of Wasatch portfolio managers led by JB Taylor and Ajay Krishnan.

JB Taylor Lead Portfolio Manager	Ajay Krishnan, CFA Lead Portfolio Manager	OVERVIEW On the strength of stock selection, the health-care, financials and consumer-discretionary sectors made strong contributions as the Wasatch Global Opportunities Fund — Investor Class
gained 16.61% for the 12 months ended September 30, 2017. The Fund also benefited from a significant underweighting versus the benchmark in the real-estate sector. The Fund lagged its benchmark, the MSCI ACWI Small Cap Index, which rose 19.23%.

Among all countries, the U.S. was the top contributor to the Fund’s performance for the 12-month period driven by strong stock selection. Overseas, India was the leading contributor to the Fund’s absolute performance on a country basis, despite a pullback in the last three months of the period. India’s new goods-and-services tax (GST), introduced in July, resulted in trade disruptions that adversely affected the country’s equity market. We believe the volatility will be short-lived, and that GST will ultimately prove to be beneficial over time, a pattern similar to that which ensued following last year’s demonetization program. We believe India’s economy will continue to improve under the direction of the Modi government, and we remain positive on the outlook for our Indian holdings.

DETAILS OF THE YEAR

Exact Sciences Corp. was the top contributor to the Fund’s performance for the 12-month period. The molecular-diagnostics company has an innovative test for colon cancer. Named Cologuard,® the test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample for cancerous cells. Shares of Exact Sciences began climbing in late April after accelerating demand for Cologuard produced better-than-expected revenues and earnings.

MercadoLibre, Inc. was also a top contributor to performance for the period. This $10.4 billion market-cap company is engaged in online e-commerce focused on Latin America. The company has benefited both from strong regional growth and from the continuing migration of retail sales from brick-and-mortar stores to the online environment.

Another leading contributor during the period, Trex Co., Inc. is an industrial company that has been benefiting from growth in the housing market. The company has established leadership in composite decking, railing and other outdoor-living products. The firm’s current management team, we believe, is especially strong and able to take advantage of homeowners’ preference for the durability, maintenance and environmental benefits that composite products provide over wood-based competitors. With mortgage rates still attractive, we expect the company to maintain its strong growth rate and competitive advantage.

Cornerstone OnDemand, Inc. was the leading detractor from the Fund’s performance for the period. Despite showing signs of strength midway through the period, management eventually reported numbers that didn’t wow investors, missing expectations on earnings even while reporting stronger sales. In addition, we viewed the company’s mix of new contracts as far from ideal. We see little room for error on management’s part at this point and so we sold our position.

Another detractor was Gurunavi, Inc., a Japanese company that operates an internet portal for ordering food from restaurants online. We like the company’s dominant market position and its opportunity to offer more services and products to customers. Gurunavi has been investing heavily to grow its business. As a result, the company’s recent financial results missed analysts’ expectations.

Australia’s Domino’s Pizza Enterprises Ltd. also detracted. Domino’s has seen growth slow in 2017 and also had negative press surrounding how some franchises pay their employees. Our investment team was in Australia during September, and we remain impressed with the quality of Domino’s management and their use of data and information technology to make their business better.

OUTLOOK

As the 12-month period drew to a close, Japanese Prime Minister Shinzo Abe called for a general election to be held on October 22nd. For years, many investors have avoided Japan and thus may have little interest in the outcome. But with our substantial commitment to Japanese equities — the country represents one of our largest non-U.S. allocations — we think the vote, which can be viewed as a referendum on Abenomics, is significant.

Prior to Abe’s reforms, Japan’s economy had been stagnating. Today, there are many indications that the country’s economy is improving. For example, Japan’s gross domestic product (GDP) has now expanded in the last six quarters, the longest sustained period of growth since before the global financial crisis. With unemployment at a multi-decade low of 2.8%, we’re starting to see modest wage inflation in some parts of the economy.

One factor contributing to our positive view is that Japanese companies are underfollowed. Nearly half the listed companies in Japan have just two or fewer analysts researching them. With an investment approach that includes frequent company visits, we think we have an advantage over other investors. Japan’s small-cap market, one of the most vibrant we’ve found anywhere, is another factor contributing to the country’s reputation as a leading global innovator.

Although our research focus isn’t macro-oriented, we’re aware of economic and geopolitical issues. Overall, we’re optimistic regarding investment opportunities available around the globe.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	SINCE INCEPTION 11/17/08
Global Opportunities (WAGOX) — Investor	16.61%	10.48%	17.13%
Global Opportunities (WIGOX) — Institutional	16.92%	10.54%	17.16%
MSCI ACWI Small Cap Index	19.23%	11.94%	15.66%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Global Opportunities Fund are Investor Class: 1.53% / Institutional Class — Gross: 2.32%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small and micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
MercadoLibre, Inc. (Brazil)	3.1%
Medytox, Inc. (Korea)	2.9%
Cavium, Inc.	2.8%
Trex Co., Inc.	2.7%
HealthEquity, Inc.	2.5%

Company	% of Net Assets
MakeMyTrip Ltd. (India)	2.3%
Knight-Swift Transportation Holdings, Inc.	2.2%
Copart, Inc.	2.0%
Somany Ceramics Ltd. (India)	2.0%
Ollie’s Bargain Outlet Holdings, Inc.	2.0%

*	As of September 30, 2017, there were 81 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. †Inception: November 17, 2008. The MSCI ACWI (All Country World Index) Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed and emerging markets. You cannot invest directly in this or any index.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch International Growth Fund is managed by a team of Wasatch portfolio managers led by Roger Edgley, Ken Applegate and Linda Lasater.

Roger Edgley, CFA Lead Portfolio Manager	Ken Applegate, CFA Portfolio Manager	Linda Lasater, CFA Associate Portfolio Manager

OVERVIEW

The Wasatch International Growth Fund — Investor Class gained 12.04% for the 12 months ended September 30, 2017 and underperformed its benchmark, the MSCI ACWI ex USA Small Cap Index, which gained 19.19%.

Late in 2016, value stocks dramatically outperformed growth stocks. High-quality (based on returns on equity) growth stocks were among the weakest performers. That began to change in 2017. Throughout the first nine months of the year, investors in developed markets became refocused on quality and growth stocks. Although the Fund outperformed its benchmark for the first nine months of calendar year 2017, the underperformance that occurred in the last quarter of 2016 hindered the Fund’s results relative to the Index for the 12-month period.

Among developed international markets, European corporate earnings have been recovering after years of underinvestment and economic indicators have continued to improve. In the United Kingdom (U.K.), Brexit still clouds the future. Most of the Fund’s U.K. investments derive a meaningful portion of their revenue from outside the country, and so have been benefiting from increased global economic activity. We have seen signs that Brexit is weakening Britain’s domestic consumers. Since the referendum in June 2016, we have reduced our exposure to U.K. domestic focused companies.

During the last five years we have identified a number of positive changes in Japan, many of which have been sparked by policies introduced by Prime Minister Shinzo Abe. These changes have opened up more interesting and attractive investment opportunities, and we have been increasing our weighting in Japan.

Emerging markets continued to perform well based on optimism over growth and returning investment. India was a strong-performing market for the 12-month period. However, Indian stocks experienced volatility as the Modi government’s reforms, including last year’s demonetization of large-denomination bank notes and the nationwide goods-and-services tax initiated in June, continue to work their way through the economy. Although the Fund’s Indian holdings trailed those in the Index for the period, we continue to like their growth prospects.

DETAILS OF THE YEAR

The Fund’s top contributor for the 12-month period was Ipsen S.A., a French pharmaceutical company that has transitioned into a global supplier of oncology products and is leveraging its global sales force to sell an increasing number of products.

Nihon M&A Center, Inc., a Japanese company that connects sellers and buyers of small businesses, was the Fund’s second-best contributor. Nihon M&A has been benefiting from the demographic trends of baby boomers retiring and looking to sell their businesses. Management has enhanced the company’s market position by hosting informational seminars for sellers, and by building relationships with banks, accounting firms and other lead-generating sources.

Another Japanese holding, Seria Co. Ltd., was the Fund’s third-best contributor. Seria, which operates a chain of 100-yen stores (essentially dollar stores), continued to generate strong earnings growth.

The greatest detractor from performance for the year was also from Japan. Gurunavi, Inc. operates an internet portal for ordering food from restaurants online. We like the company’s dominant market position and its opportunity to offer more services and products to customers. Gurunavi has been investing heavily to grow its business. As a result, the company’s recent financial results missed analysts’ expectations.

NCC Group plc, which provides security software and consulting services, was the Fund’s second-largest detractor. The U.K.-based company issued a second profit warning early in 2017 and the CEO stepped down. Our conviction regarding the company’s long-term prospects waned, and we sold our shares.

Australia’s Domino’s Pizza Enterprises Ltd. was the third-largest detractor. Domino’s has seen growth slow in 2017 and has had negative press surrounding how some franchises pay their employees. Our investment team was in Australia during September, and we nevertheless remain impressed with the quality of Domino’s management.

OUTLOOK

We continue to be upbeat on the investment outlook for Japanese small caps. We believe Japan is an inefficient market and remains misunderstood — providing opportunities for investors like Wasatch who are willing to do the work. Each time we visit Japan, we return incrementally more positive.

In emerging markets, we also like what we’re seeing. Currencies appear to have stabilized and are more competitive, current-account balances have improved for the majority of emerging markets and stock valuations are still below their long-term averages.

We have had a busy travel schedule over the past year. So we will take some time to consolidate our thoughts, update our models, screen the world for new and exciting investment opportunities, and plan our research efforts for 2018. We already have research trips planned to the U.K., Europe and India. We remain excited about the future of investing internationally.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Growth (WAIGX) — Investor	12.04%	10.21%	5.65%
International Growth (WIIGX) — Institutional	12.16%	10.25%	5.68%
MSCI ACWI ex USA Small Cap Index	19.19%	9.68%	3.58%
MSCI World ex USA Small Cap Index	20.42%	11.16%	4.04%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Growth Fund are Investor Class: 1.48% / Institutional Class — Gross: 1.36%, Net: 1.35%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Seria Co. Ltd. (Japan)	2.8%
Abcam plc (United Kingdom)	2.6%
MISUMI Group, Inc. (Japan)	2.6%
Vitasoy International Holdings Ltd. (China)	2.5%
Ipsen S.A. (France)	2.3%

Company	% of Net Assets
Nihon M&A Center, Inc. (Japan)	2.2%
Cochlear Ltd. (Australia)	2.1%
Cosmos Pharmaceutical Corp. (Japan)	2.0%
SMS Co. Ltd. (Japan)	2.0%
Clinigen Healthcare plc (United Kingdom)	1.8%

*	As of September 30, 2017, there were 89 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch International Opportunities Fund is managed by a team of Wasatch portfolio managers led by Jared Whatcott and Linda Lasater.

Jared Whatcott, CFA Portfolio Manager	Linda Lasater, CFA Portfolio Manager	OVERVIEW The Wasatch International Opportunities Fund — Investor Class gained 8.10% for the 12 months ended September 30, 2017 and underperformed its benchmark, the

MSCI ACWI ex USA Small Cap Index, which gained 19.19%.

The latter part of 2016 following the U.S. presidential election was a tough time for international equity markets and especially for emerging markets. In contrast, the U.S. equity markets and cyclical industries that usually track the strength of an economy rallied. In a low-growth reality, investors seemed to pin their hopes on stronger economic growth. In keeping with this apparent mindset, they favored investments in beaten-down, slower-growing companies in sectors like energy, financials, materials and industrials that usually do well when an economy is strengthening. As a result, high-quality (based on returns on equity) growth stocks that are most often found in sectors like consumer discretionary, consumer staples and information technology underperformed. In the last three months of calendar year 2016, the Fund was down more than its benchmark due to its overweighting of these underperforming sectors. It should be noted that the Fund is overweight in sectors where we typically find companies capable of growing whether an economy is expanding or contracting. For the 12-month period, the Fund’s largest sector overweights were consumer staples, consumer discretionary and information technology. While these sectors contributed to the Fund’s absolute performance, they detracted from results versus the benchmark.

Investors’ “risk-on” mindset that began late in calendar year 2016 has been unwinding more recently with high-quality growth stocks outperforming their value counterparts for the first nine months of calendar year 2017.

In Europe, economic growth exceeded expectations in the first three-quarters of 2017 with continued support from the European Central Bank. After two decades of deflation, Japan also benefited from a stronger economy, but is still below the Bank of Japan’s 2% target inflation rate. More importantly, in Japan we observed continued improvement in corporate fundamentals and governance. Companies’ revenues, profitability and dividends generally have been increasing, and Japanese management teams have been investing in their businesses with an eye to spurring growth.

Emerging markets have also been improving, driven by macroeconomic stability and strength in corporate fundamentals. In addition, stabilizing or rising commodity prices have helped many resource-dependent emerging economies.

Although the Fund is underweight in Japan and the United Kingdom (U.K.), our holdings in these countries outperformed for the 12-month period. India and Malaysia are notable emerging markets where our holdings underperformed their benchmark counterparts.

DETAILS OF THE YEAR

Four of the Fund’s top 10 contributors for the period were from Japan led by Yume No Machi Souzou Iinkai Co. Ltd. and M&A Capital Partners Co. Ltd. Yume No Machi’s market-leading “Demae-can” portal connects eight million customers (20% to 25% are considered “active”) with 13,000 restaurants and takes 5% of the order fee and monthly charges. M&A Capital is an advisory firm poised to benefit from increasing consolidation of small and medium-size enterprises in Japan.

Also among the top contributors was Germany’s Hypoport AG, which operates the largest electronic marketplace for financial products, particularly mortgages. The company’s core business has been gaining market share and generating strong cash flows, which management has been using to expand into adjacent product categories.

Two of the Fund’s largest detractors were from Japan. Dip Corp. operates online job sites focused on part-time and seasonal workers. Over the past nine months, the stock has been weak as growth is slowing and the part-time and temporary market is reaching a cyclical peak. Dip was gaining market share but at the expense of pricing. The company was also investing outside of its core business. We elected to sell the stock. Gurunavi is an online restaurant guide and search site. The company is poised to benefit as more restaurants spend their marketing dollars to advertise online. Gurunavi missed analysts’ expectations given heavy investments to grow its business.

In Malaysia, 7-Eleven Malaysia Holdings Berhad was a notable detractor, but we believe the long-term fundamentals of the company are still intact. 7-Eleven, the largest convenience-store operator in Malaysia, missed expectations due to operational issues by its third-party logistics provider. Furthermore, industry volumes of high-ticket items such as cigarettes and non-alcoholic beverages were down significantly.

OUTLOOK

Global equity markets — from Europe to China to Japan to South America — have continued to benefit from increasing strength of their underlying economies. Of course, this brings up the possibility of the “risk trade” reversing — whether due to eventual interest-rate hikes in developed countries, an economic slowdown in China, a geopolitical event, or some other development — that could set up global markets for a correction. And while trying to forecast which markets will outperform and which will underperform is not something we do, we are confident that our years of experience and our disciplined investment process will continue to lead us to what we believe are the highest-quality companies wherever they might be in the world.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
International Opportunities (WAIOX) — Investor	8.10%	12.21%	5.66%
International Opportunities (WIIOX) — Institutional	8.36%	12.40%	5.75%
MSCI ACWI ex USA Small Cap Index	19.19%	9.68%	3.58%
MSCI World ex USA Small Cap Index	20.42%	11.16%	4.04%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch International Opportunities Fund are Investor Class: 2.22% / Institutional Class — Gross: 2.04%, Net: 1.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in foreign securities, especially in frontier and emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus. Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Philippine Seven Corp. (Philippines)	2.1%
Open Door, Inc. (Japan)	1.9%
Infomart Corp. (Japan)	1.9%
Webjet Ltd. (Australia)	1.9%
AmRest Holdings SE (Poland)	1.8%
SMS Co. Ltd. (Japan)	1.7%

Company	% of Net Assets
Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	1.7%
7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	1.6%
Hypoport AG (Germany)	1.6%
Can Fin Homes Ltd. (India)	1.5%

*	As of September 30, 2017, there were 118 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States, and in emerging markets. The MSCI World ex USA Small Cap Index is a free float-adjusted market capitalization index designed to measure the performance of small capitalization securities in developed markets, excluding the United States. You cannot invest directly in these or any indexes.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Large Cap Value Fund is managed by a team of Wasatch portfolio managers led by David Powers.

David Powers, CFA Lead Portfolio Manager

OVERVIEW

The Wasatch Large Cap Value Fund — Investor Class gained 16.11% and outperformed its benchmark, the Russell 1000 Value Index, which returned 15.12% for the 12-months ended September 30, 2017. Effective October 31, 2017, the Wasatch Large Cap Value Fund will become the Wasatch Global Value Fund.

Global equity markets experienced strong positive returns in the 12-month period. Stocks were supported by signs of continued improvement in the U.S. economy, accelerating growth in Europe and Japan, and stabilization of China’s economy. A rebound in commodity prices further improved risk sentiment among investors. The outcome of the November 2016 U.S. election played a notable role in equity returns for the entire 12-month period, as investors anticipated business-friendly policies would be forthcoming with Republicans holding the White House and both houses of Congress. Investors took additional comfort as the Federal Reserve (Fed) continued to exercise patience in moving toward the removal of monetary accommodation.

The improvement in global growth was reflected in corporate earnings, which experienced a synchronized, world-wide upturn, helping to underpin somewhat elevated stock-market valuations. Within the value-stock universe, performance was led by cyclical areas of the market, such as financials, industrials and materials. Information-technology stocks also did well.

The Fund’s performance relative to the benchmark was aided by stock selection within the energy and financials sectors, while selection within industrials was the leading detractor.

DETAILS OF THE YEAR

The five top contributors to the Fund’s performance for the period were financial companies, specifically Citigroup, Inc., JPMorgan Chase & Co., PNC Financial Services Group, Inc., Goldman Sachs Group, Inc. and Wells Fargo & Co. Large bank stocks benefited from the outlook for rising interest rates, as well as positive grades on the Fed’s stress tests, raising the prospect of share repurchases and dividend increases. Outside of financials, the Fund’s top contributor was Apple, Inc. Shares of the consumer-technology giant benefited in the run-up to a refresh of the iPhone. A number of energy stocks also contributed to performance for the 12 months, including Suncor Energy, Inc., Chevron Corp. and Royal Dutch Shell plc. Integrated oil and gas companies rebounded off lows in the period as the price of oil stabilized somewhere around the middle of its range over the last few years.

On the downside, the share price of industrial conglomerate General Electric Co. (GE) declined even as the broader market moved higher. Investors have looked askance at the company’s cash-flow levels relative to stated income. We view GE’s somewhat lumpy cash-flow results as reasonable given the substantial outlays required and the prolonged payment cycle for many of its industrial products such as power-plant turbines. GE reported slower organic growth and orders in the period, primarily due to the power and oil and gas segments, and management guided earnings and cash flow to the lower end of the range analysts had been expecting. We continue to view GE as an ongoing turnaround story, but opted to trim the position as we monitor the actions of GE’s new CEO as he seeks to manage expectations and works to improve margins and cash flow. Medical-device manufacturer Medtronic plc saw its share price decline, in part due to an industry slowdown as the adoption of higher-deductible insurance plans pushed back medical procedures. More to the point, Medtronic experienced systems issues in the third quarter of 2017 that hindered its ability to process business, and also experienced shortages in a key component of its new diabetes treatment. EPR Properties, a real estate investment trust focused on entertainment-related properties including movie theaters, golf courses, casinos and water parks, was another leading detractor. EPR’s shares suffered as investors reacted unfavorably to the issuance of additional equity and lower reported profits from one of the company’s key tenants. We continue to like EPR’s strong, diversified business profile and high dividend in a low interest-rate environment.

OUTLOOK

The Fund remains tilted toward higher-quality companies within the large-cap value universe, as gauged by lower market sensitivity, lower valuations, higher cash flows, higher dividends and stronger balance sheets. Our cautious stance is based on the view that at this point in the current prolonged U.S. economic cycle, few stocks are attractively valued by our standards.

We are witnessing synchronized growth across economic regions, led by Europe and Japan, which are in earlier stages of the economic cycle than the U.S. That said, U.S. growth will receive a boost from post-hurricane season rebuilding and replacement purchases. Tax reform is currently at the top of the Trump administration’s agenda, following its failed effort to revamp health care. Reduced corporate tax rates would boost earnings results, especially for smaller, U.S.-oriented companies.

Toward the end of the Fund’s fiscal year, the performance divergence seen in recent quarters between value and growth stocks began to show signs of easing or reversing, as investors rotated toward more value-oriented sectors. In addition, we believe large-cap value stocks are better positioned to weather late-cycle dynamics than their growth and momentum counterparts. In any event, we do not believe it makes sense to add risk at this point and expect to maintain a strong focus on higher-quality, better-valued stocks.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Large Cap Value (FMIEX) — Investor	16.11%	10.33%	5.00%
Large Cap Value (WILCX) — Institutional	16.31%	10.46%	5.07%
Russell 1000® Value Index	15.12%	13.20%	5.92%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Large Cap Value Fund are Investor Class — Gross: 1.17%, Net: 1.10% / Institutional Class — Gross: 1.72%, Net: 0.95%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Loss of principal is a risk of investing.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Pfizer, Inc.	4.6%
Exelon Corp.	4.3%
Chevron Corp.	4.2%
Johnson & Johnson	4.1%
Cisco Systems, Inc.	3.8%

Company	% of Net Assets
Procter & Gamble Co. (The)	3.7%
Wal-Mart Stores, Inc.	3.7%
Duke Energy Corp.	3.6%
Wells Fargo & Co.	3.3%
Oracle Corp.	3.2%

*	As of September 30, 2017, there were 36 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 1000 Value Index measures the performance of Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in these or any indexes.

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Long/Short Fund is managed by a team of Wasatch portfolio managers.

OVERVIEW

Global equity markets experienced strong positive returns in the 12-month period. Stocks were supported by signs of continued improvement in the U.S. economy, accelerating growth in Europe and Japan, and stabilization of China’s economy. A rebound in commodity prices further bolstered investors’ risk sentiment. The improvement in global growth was reflected in corporate earnings, which experienced a synchronized upturn across all economic regions, helping to underpin somewhat elevated stock-market valuations. Stock performance for the 12 months was led by cyclical areas of the market, such as financials, industrials and materials. Information-technology stocks also had strong performance over the period.

For the 12 months ended September 30, 2017, the Wasatch Long/Short Fund — Investor Class declined -0.37%, underperforming the 18.61% return of the S&P 500 Index. The Fund’s average net long position of 46% weighed on performance relative to the Index for the period, as did short exposure to momentum stocks and the continued outperformance of growth versus value stocks.

DETAILS OF THE YEAR

On the long side of the portfolio, performance was led by consumer-electronics icon Apple, Inc. Apple saw its share price rise in anticipation of a product refresh of the iPhone. Stock analysts believe that Apple customers will willingly spend close to $1,000 for the 10th anniversary edition of the iconic device. A position in Citigroup, Inc. was another notable contributor. Large bank stocks benefited in the period from the outlook for rising interest rates, as well as positive grades on the Fed’s stress tests, raising the prospect of share repurchases and dividend increases.

Southwestern Energy Co. was the leading detractor on the long side. Shares of the natural gas exploration and production company suffered in the wake of lower-than-expected cash flow caused by low natural gas prices in the Northeast. We believe the selloff in the stock was overdone and that it should rebound as new pipeline capacity leads to more-normalized pricing in the Northeast. Shares of retailer Macy’s, Inc. weakened throughout the period, as the company’s results disappointed and sentiment with respect to brick-and-mortar retailers continued to deteriorate. We believe Macy’s current stock price fails to recognize the value of its assets, which include a substantial real-estate portfolio.

Positive contributors among short positions for the period included oil-field services provider Helmerich & Payne, Inc. The company’s share price fell as the outlook for utilization and day rates declined with the price of oil in early 2017. A short in Newell Brands, Inc. also worked well. The highly-levered manufacturer of consumer products, with brands that include Rubbermaid, was negatively affected by higher materials prices in the wake of the historic hurricane season.

Shorts in a pair of specialty health-care companies trading at high multiples of earnings — Zeltiq Aesthetics, Inc., a marketer and licensor of non-invasive fat-reduction procedures, and Inogen, Inc., a developer of oxygen-therapy devices — were notable detractors. A short position within industrials in Caterpillar, Inc. detracted, as the equipment manufacturer’s share price rose on raised guidance with respect to its cyclical earnings power.

Recently added companies included a long position in Alaska Air Group, Inc. We think that its acquisition of Virgin Airlines was transformational in nature. Alaska Air is now the fifth-largest airline in the nation and, with the acquisition, is able to offer potentially lucrative coast-to- coast routes from its San Francisco hub. Alaska Air also makes almost as much money on its credit-card business, which provides flight-related rewards, as it does from its core business. Growing its credit-card loyalty business was a key synergy lever for the Virgin Airlines acquisition.

We initiated a short position in home-furnishings company RH, better known as Restoration Hardware. We expect the company to have difficulty meeting expectations after beating year-over-year results with the aid of a one-time inventory-clearance sale. In addition, RH has added leverage, thus risking rapid multiple compression should earnings miss expectations in the face of a generally challenging environment for retailers.

OUTLOOK

The Fund’s low net exposure versus its history reflects our view that the market currently contains significant downside risk at this late stage of the cycle. The high expectations embedded in current stock prices raise the question of when multiples will revert to more normal levels.

Free cash flow or the absence thereof remains our top criteria for both longs and shorts. This leads to a long-value and short-growth bias in the Fund. As a result, the sustained period of significant outperformance of growth stocks over value stocks has been a headwind on both the long and short sides of the portfolio. Toward the end of the period, the Fund’s performance began to benefit from a market rotation toward sectors with better value characteristics, such as financials and energy.

Following the failed effort to revamp health care, tax reform is now front and center on the Washington agenda. The high free-cash-flow companies favored by our strategy could be particular beneficiaries of any reduction in corporate tax rates, which would encourage repatriation of cash and enable share repurchases.

At a meeting held in November 2017, the Board of Trustees of Wasatch Funds Trust approved the reorganization of the Wasatch Long/Short Fund with and into the Wasatch Global Value Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Long/Short Fund. If approved, it is anticipated the reorganization will be consummated in April, 2018.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH LONG/SHORT FUND (FMLSX / WILSX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Long/Short (FMLSX) — Investor	-0.37%	2.17%	3.03%
Long/Short (WILSX) — Institutional	-0.05%	2.36%	3.13%
S&P 500® Index	18.61%	14.22%	7.44%
Citigroup U.S. Domestic 3-Month Treasury Bills Index	0.64%	0.19%	0.42%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Long/Short Fund are — Investor Class: 1.83% / Institutional Class — Gross: 1.57%, Net: 1.50%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. Expenses include dividend expense on short sales and interest expense. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 12/13/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 12/13/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

The Fund makes short sales of securities, which involve the risk that losses may exceed the original amount invested. Equity investing involves risks, including potential loss of the principal amount invested.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Amgen, Inc.	6.2%
Apple, Inc.	5.0%
QUALCOMM, Inc.	5.0%
McKesson Corp.	4.6%
Michael Kors Holdings Ltd.	4.3%

Company	% of Net Assets
Medtronic plc	4.3%
Allergan plc	3.7%
Citigroup, Inc.	3.4%
Cisco Systems, Inc.	3.3%
Bill Barrett Corp.	3.2%

*	As of September 30, 2017, there were 36 long and 22 short holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index includes 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Citigroup U.S. Domestic 3-Month Treasury Bills Index tracks the performance of U.S. Treasury bills with a remaining maturity of three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Fund is managed by a team of Wasatch portfolio managers led by Ken Korngiebel and Dan Chace.

Ken Korngiebel, CFA Lead Portfolio Manager	Dan Chace, CFA Portfolio Manager	OVERVIEW In the 12 months ended September 30, 2017, the Wasatch Micro Cap Fund generated a total return of 25.10%. The Fund outgained its benchmark, the Russell Microcap Index, which rose 22.33%.

After underperforming our benchmark during the first three months of the fiscal year, we considered adding to some of the areas that had driven the benchmark higher after the November elections. As long-term investors, however, we decided against allowing political factors to significantly influence our investment decisions. Our companies had been growing faster, had less debt and had been using capital more efficiently than the average company in the Index. History told us that these characteristics drive stock prices over the long run.

Our stocks performed well as investors’ post-election optimism gave way to a renewed focus on fundamentals. The cooling of enthusiasm was evident in the slowdown of asset flows into exchange-traded funds (ETFs). Net purchases of ETFs — especially sector ETFs in areas such as financials and materials — had spiked dramatically after the elections. Because we base our investment decisions on the business trends and growth prospects of individual companies, we believe a market driven by company fundamentals plays to Wasatch’s strengths.

Consumer-discretionary and health-care stocks were the Fund’s largest sources of outperformance relative to the benchmark. In the consumer-discretionary sector especially, the Fund’s Indian stocks lifted performance. Our companies in India benefited from the country’s continued economic growth and the ongoing development of its middle class.

DETAILS OF THE YEAR

The strongest contributor to Fund performance for the year was V-Mart Retail Ltd. The company operates department stores in India. Specializing in apparel, V-Mart also sells a wide range of general merchandise and fast-moving consumer goods. Shares of V-Mart began climbing steadily in late January in response to a sharp upturn in its same-store sales. Management cited rising household incomes and favorable weather during India’s marriage season as factors in an improved retail environment.

Second-best contributor Exact Sciences Corp. is a biotechnology company with an innovative test for colon cancer. Named Cologuard,® the test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample for cancerous and precancerous cells. Among the positive developments helping to push the company’s stock price higher was an announcement from a major health insurer that it planned to cover Cologuard in a move expected to add about 30 million covered lives.

The greatest detractor from Fund performance for the fiscal year was Cempra, Inc. The company develops antibiotics for the treatment of bacterial infectious diseases. Shares of Cempra tumbled after the U.S. Food and Drug Administration released briefing documents highlighting concerns about the safety of the company’s lead pneumonia antibiotic, solithromycin. Rather than wait for the outcome of a larger study, we sold the Fund’s remaining shares.

Tandem Diabetes Care, Inc. was the second-largest detractor. The company offers insulin-delivery systems for people with diabetes. A competitor’s introduction of an insulin pump with continuous glucose monitoring (CGM) weighed on Tandem’s stock price. While we are optimistic about the prospects for Tandem’s own CGM pump, we are limiting this holding to a small weighting in the Fund.

OUTLOOK

Earnings of U.S. companies remained on reasonably firm footing after having surprised to the upside for most of the fiscal year. Aside from ever-present international, political and other risks that are difficult to anticipate and quantify, the most likely threats to continued profit growth include a tightening labor market and falling participation rates as baby boomers exit the workforce in large numbers.

While low unemployment is obviously good for people with jobs and for those seeking work, businesses need qualified workers — both to support future growth and to replace those who leave. Luring away employees from competitors with promises of higher wages and benefits drives up employment costs but does not add any new workers to the workforce. Instead, wage increases driven by a scarcity of labor rather than by gains in productivity typically squeeze profit margins and create inflationary pressures. To the extent those pressures force the Fed to raise interest rates more rapidly than expected, a sustained rise in average hourly earnings might ultimately threaten the positive environment that has underpinned recent equity performance and economic growth.

Fortunately, factors opposing such a scenario are significant. As mergers and acquisitions eliminate duplication in the workforce, laid-off workers can help fill the employment needs of other companies. In addition, low energy and commodity prices are generating deflationary forces that would likely offset potential wage increases at least partially, keeping overall inflation in check.

Against that backdrop, we continue to seek high-quality micro caps with the potential to grow into small and medium-size companies over a reasonable period of time. Examples include companies with unique opportunities to serve new markets, undiscovered growers with favorable business trends, as well as disruptive companies whose technologies make them attractive candidates for acquisition by competitors.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP FUND (WMICX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap	25.10%	13.90%	6.32%
Russell Microcap® Index	22.33%	13.89%	6.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Fund are 1.67%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Superior Uniform Group, Inc.	2.7%
LGI Homes, Inc.	2.7%
HealthEquity, Inc.	2.6%
Installed Building Products, Inc.	2.5%
V-Mart Retail Ltd. (India)	2.3%

Company	% of Net Assets
Freshpet, Inc.	2.1%
Ensign Group, Inc. (The)	2.0%
Envestnet, Inc.	2.0%
Trex Co., Inc.	1.9%
Exact Sciences Corp.	1.9%

*	As of September 30, 2017, there were 80 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Micro Cap Value Fund is managed by a team of Wasatch portfolio managers led by Brian Bythrow.

Brian Bythrow, CFA Lead Portfolio Manager

OVERVIEW

During the 12 months ended September 30, 2017, the Wasatch Micro Cap Value Fund returned 23.29%. The Fund surpassed its benchmark, the Russell Microcap Index, which rose 22.33%.

Steady economic growth and benign inflation provided a favorable environment for equities. Though growth in the U.S. has remained sluggish since the end of the last recession, data released near the end of the period suggested the economy may be gaining steam. Gross domestic product (GDP) expanded at a seasonally adjusted annual rate of 3.1% during the April-to-June quarter — up from 1.2% during the previous quarter and the strongest growth since the first quarter of 2015.

With the economy seemingly on firm footing, the Federal Reserve (Fed) said it will begin normalizing its massive balance sheet in October. The move will essentially unwind the monetary stimulus the Fed has provided since the global financial crisis. For the most part, investors appeared to view the news as signaling a healthy U.S. economy no longer in need of extraordinary support from the Fed.

Boosted by strength in the Fund’s international holdings, the consumer-staples sector was the largest source of Fund outperformance relative to the benchmark. Nascent consumer economies in emerging markets have created growing demand for packaged foods, bottled beverages and other items that are commonplace in more-developed countries.

Financials were another area in which the Fund outperformed. Improved prospects on the interest-rate, regulatory and housing fronts appeared to help some of the Fund’s bank and mortgage-related holdings. By favoring reasonably valued banks in growing metropolitan statistical areas, we have found that the Fund’s small banks tend to make attractive targets for acquisition by larger competitors.

DETAILS OF THE YEAR

The strongest contributor to Fund performance for the year was Tower Semiconductor Ltd., a rapidly growing semiconductor manufacturer headquartered in Israel. Shares of Tower surged after management announced an agreement with a Hong Kong-based company for the establishment of a new semiconductor-fabrication facility in Nanjing, China. In addition to the $18 million initial payment Tower has already received, it stands to collect future milestone payments and will be entitled to up to half of the facility’s fabrication capacity.

Kingstone Cos., Inc., another top contributor, offers property and casualty insurance for small businesses and individuals in New York. The decision of large carriers to limit exposure to coastal areas has allowed Kingstone to rapidly gain market share. Recent changes to the company’s underwriting guidelines and claims-handling process have reduced claims payouts, leading to record quarterly earnings.

The greatest detractor from Fund performance for the year was Cempra, Inc., a clinical-stage biopharmaceutical company developing antibiotics for the treatment of bacterial infectious diseases. Cempra’s stock price tumbled after the U.S. Food and Drug Administration (FDA) released briefing documents highlighting concerns about the safety of Cempra’s lead pneumonia antibiotic, solithromycin. Rather than wait for the outcome of a larger study, we sold the Fund’s remaining shares.

Another weak stock in the Fund was Flotek Industries, Inc., a supplier of drilling and production products to the energy industry. Flotek’s shares languished for most of the period as low energy prices suppressed production of oil and natural gas. In addition, citrus-greening disease and damage from Hurricanes Harvey and Irma created shortages of citrus oils the company uses in its products. Despite the challenges, we think Flotek’s depressed valuation and upside potential justify continuing to own it at a low weight in the Fund.

OUTLOOK

Recent gains in U.S. equity prices have outstripped the earnings growth of the underlying companies, pushing price/earnings multiples higher. Even so, the Fund has significant exposure to small, growing companies yet to be discovered by mainstream investors. These undiscovered growers have seen more-modest increases in their stock prices and offer valuations that are still very attractive in our view.

Higher market valuations for equities bring increased risk for investors. One risk starting to garner attention is the low unemployment rate — or, more specifically, tightness in the labor market. During research visits to companies, management teams have commented to us recently on the difficulties they encounter finding qualified employees to help them grow their businesses.

When a scarcity of labor raises employment expenses, companies must either pass the higher costs along to customers in the form of higher prices, or see their profit margins shrink. While neither inflation nor a downturn in corporate profits would be good for investors, a modest uptick in wages would not be entirely bad. By boosting the purchasing power of U.S. households, a shift toward wages in the division of national income between wages and profits would directly benefit consumer-related businesses. Other companies stand to benefit indirectly through an overall increase in economic activity.

Small banks in particular have faced headwinds in recent years, as sluggish wage growth crimped demand for housing, auto and consumer loans. As a result, the banking industry remains one of more-attractively valued areas of the micro-cap equity market. With Japan just recently having emerged from its decades-long recession, reasonably priced growth opportunities can still be found in Japanese stocks as well. We’ve added several Japanese companies to the Fund this year, and we’re looking to increase the Fund’s holdings in Japan going forward.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Micro Cap Value	23.29%	16.00%	8.92%
Russell Microcap® Index	22.33%	13.89%	6.65%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Micro Cap Value Fund are 1.84%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in micro cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Tower Semiconductor Ltd. (Israel)	2.1%
ZAGG, Inc.	1.6%
NV5 Global, Inc.	1.6%
Tucows, Inc., Class A	1.5%
Esquire Financial Holdings, Inc.	1.5%

Company	% of Net Assets
USA Technologies, Inc.	1.5%
BofI Holding, Inc.	1.4%
Patrick Industries, Inc.	1.4%
LGI Homes, Inc.	1.4%
Installed Building Products, Inc.	1.4%

*	As of September 30, 2017, there were 105 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell Microcap Index is an unmanaged total return index of the smallest 1,000 securities in the small-cap Russell 2000 Index along with the next smallest 1,000 companies, based on a ranking of all U.S. equities by market capitalization. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Growth Fund is managed by a team of Wasatch portfolio managers led by JB Taylor, Jeff Cardon, Ken Korngiebel and Ryan Snow.

JB Taylor Lead Portfolio Manager Ken Korngiebel, CFA Portfolio Manager	Jeff Cardon, CFA Portfolio Manager Ryan Snow Portfolio Manager

OVERVIEW

The Wasatch Small Cap Growth Fund — Investor Class rose 14.29% for the 12 months ended September 30, 2017, trailing the 20.98% return of its benchmark, the Russell 2000 Growth Index, and the 20.74% return of the Russell 2000 Index.

Among the Fund’s top contributors to absolute performance for the 12-month period were companies in the financials, health-care and industrials sectors.

Performance relative to the benchmark benefited from stock selection in the health-care sector. In contrast, the Fund significantly underperformed the benchmark in the information-technology sector as our stocks trailed their benchmark counterparts.

The Fund’s gain for the period was helped by strong returns among our industrial holdings, particularly in the three months ended September 30, 2017. Unlike the post-election “reflation trade” (or “Trump trade”) of the kind we avoided late last year, we recognize that the slow-growth economy is chugging along well enough now to favor a positive turn for the industrials sector. We anticipate maintaining our overweight position in the sector as long as conditions remain favorable and we can continue to find companies with attractive growth prospects.

DETAILS OF THE YEAR

Transportation and logistics-services provider Knight-Swift Transportation Holdings, Inc. is the product of a recent merger. The newly combined company turned in the leading contribution to Fund performance for the 12-month period. Whereas the former Swift Transportation had been underperforming the market prior to the merger, Knight Transportation, which had been held by the Fund for many years, had enjoyed steady growth and had benefited from a strong management team. Investors viewed the combined entity favorably, believing that management will derive more earnings power from Swift’s assets. Additionally, a new requirement for electronic logging is expected to drive some small competitors out of the trucking market.

Exact Sciences Corp. was the second-best contributor to the Fund’s performance for the year. The molecular-diagnostics company has an innovative test for colon cancer. Named Cologuard,® the test avoids the high cost and invasiveness of a colonoscopy by screening a stool sample for cancerous and precancerous cells. Shares of Exact Sciences began climbing in late April after accelerating demand for Cologuard produced better-than-expected revenues and earnings.

Cempra, Inc., a clinical-stage biopharmaceutical company developing antibiotics for the treatment of bacterial infectious diseases, was a notable detractor. Cempra’s stock price tumbled after the U.S. Food and Drug Administration released briefing documents highlighting concerns about the safety of the company’s key treatments. Believing that this development materially changed our investment thesis for Cempra, we elected to sell the position.

Cornerstone OnDemand, Inc. was another leading detractor from performance. Despite showing signs of strength midway through the period, management eventually reported numbers that didn’t wow investors, missing expectations on earnings even while reporting stronger sales. In addition, we viewed the company’s mix of new contracts as far from ideal. We see little room for error on management’s part at this point and have reduced our position.

OUTLOOK

The economic scenario of the past year appears to be continuing in the U.S. with regard to sustained moderate growth, low inflation and rising asset prices. Looking forward, we don’t expect valuation tailwinds to continue. Company fundamentals will have to matter more to investors at some point, which we believe would bode well for the Fund. We believe we have a great team that learns from mistakes and the best culture for applying a disciplined investment approach. As valuations right-size to growth rates, we think our discipline will shine.

Fundamentals are certainly of more central importance to investors now than in the period after the presidential election, but there are distractions such as the extraordinary monetary accommodation by the Federal Reserve (Fed). Recently, the Fed announced its intention to start reducing bond holdings acquired during its quantitative-easing program. While it’s not exactly clear how quickly that will unfold, the announcement itself represents a step toward normalcy.

In the Fund, we’re especially focused at present on companies that seem poised to deliver long-term growth by benefiting from world-wide economic strength, industrial-production trends and increased capital expenditure by businesses. Our disciplined approach continues to turn up attractive prospects, such as in the industrials sector mentioned above. Elsewhere, too, we’re finding what we consider to be high-quality companies with outstanding long-term growth prospects. There’s no shortage of opportunities for the Fund’s investment style, although we always have to remain vigilant regarding valuations.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Growth (WAAEX) — Investor	14.29%	10.22%	7.71%
Small Cap Growth (WIAEX) — Institutional	14.54%	10.29%	7.75%
Russell 2000® Growth Index	20.98%	14.28%	8.47%
Russell 2000® Index	20.74%	13.79%	7.85%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Growth Fund are Investor Class: 1.30% / Institutional Class — Gross: 1.12%, Net: 1.06%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Knight-Swift Transportation Holdings, Inc.	4.8%
Copart, Inc.	4.2%
ICON plc (Ireland)	3.9%
Ultimate Software Group, Inc. (The)	3.6%
HEICO Corp., Class A	3.0%

Company	% of Net Assets
Cavium, Inc.	2.9%
Metro Bank plc (United Kingdom)	2.4%
Ollie’s Bargain Outlet Holdings, Inc.	2.4%
Eagle Bancorp, Inc.	2.3%
WESCO International, Inc.	2.3%

*	As of September 30, 2017, there were 73 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Small Cap Value Fund is managed by a team of Wasatch portfolio managers led by Jim Larkins.

Jim Larkins Lead Portfolio Manager

OVERVIEW

U.S. equity markets performed well in the 12-month period, with most of the gains coming after the November 2016 election. Investors were cheered by continued acceleration in the U.S. economy, a robust increase in corporate earnings and a shift toward a more business-friendly political environment in the U.S. These factors fueled a series of record highs in the major indexes and led to a gain of 20.55% for the

Russell 2000 Value Index. The Wasatch Small Cap Value Fund — Investor Class finished just behind the benchmark with a return of 20.20% for the 12-month period. It is worth noting that the Fund has produced an average annual return of 12.29% since its inception in 1997, which compares favorably with 8.73% for the Russell 2000 Value Index in the same interval.

The Fund’s modest shortfall relative to the Index for the annual period is entirely attributable to the weeks immediately following the U.S. election. Stocks spiked higher in the wake of the vote, led by sectors seen as likely to benefit from a Donald Trump presidency. The momentum-driven nature of the move meant that lower-quality, speculative companies generally provided the best returns. That left our bottom-up approach and focus on fundamentals briefly out of step with the market.

The Fund’s relative performance improved in 2017 with the wane of the “Trump Rally.” Many of the deeper-value stocks that surged in the immediate aftermath of the election gave back some of their gains, while faster-growing companies started to show more resilience. Although this trend was a headwind for the small-cap value group as a whole, it proved helpful for the Fund, given our tilt toward “growthier” companies in the category.

DETAILS OF THE YEAR

As part of our value style, we seek to identify “Fallen Angels,” or companies that have sustainable competitive advantages or long-run opportunities in niche markets, but whose stocks have temporarily fallen out of favor. We are also particularly interested in companies whose compelling long-term outlook has yet to be discovered by Wall Street. The potential benefit of this strategy was apparent in the health-care sector, where Exact Sciences Corp. and LHC Group, Inc. were among the top contributors to performance for the year. Now that Exact Sciences’ colon-cancer test is being reimbursed by insurance companies and health-care systems, the company’s share price has advanced sharply. LHC benefited from the ongoing growth of home health care through its role as a leading provider of this cost-saving service.

Our emphasis on companies with solid growth potential was also evident in the information-technology sector,

where two companies were among the top contributors to performance. Strong revenues and profit margin and free cash flow gains lifted the stock price of Tower Semiconductor Ltd. Stamps.com, Inc., which we think is positioned to ride the wave of e-commerce growth, also delivered a return well above the broader sector.

Another example of the Fund’s balance between stocks with growth and value characteristics can be found in our trucking-industry investments. The Fund owned positions in Knight Transportation, Inc., a solid trucker with steady growth, and Swift Transportation Co., which we see as more of a value play. Knight announced it is buying Swift, a move investors viewed as mutually beneficial. Both stocks performed well in the period, boosting the Fund’s results.

Cempra, Inc., a clinical-stage biopharmaceutical company developing antibiotics for the treatment of bacterial infectious diseases, was the Fund’s largest detractor. Cempra’s stock price tumbled after the U.S. Food and Drug Administration released briefing documents highlighting concerns about the safety of the company’s key treatments. Believing that this development materially changed our investment thesis for Cempra, we sold the position. The share price of WESCO International, Inc., a multinational electronics distribution and services company, slid along with other stocks in its space. We maintained the investment because we believe WESCO is better-positioned than its peers due to its focus on more specialty areas and products, together with its ability to benefit from a turn in the industrial economy.

The Fund’s cash weighting, while modest, was a further headwind to performance in the rising market of the past 12 months.

Our role as “value managers in a growth shop” has long provided us with a unique advantage, as Wasatch’s history of robust research coverage on growth companies has led us to hold a meaningful weighting in value stocks with above-average growth prospects. We believe this aspect of our approach, when combined with our investments in more traditional value companies, has created diversification between the growth and value styles. As a result, the Fund doesn’t necessarily rely on the outperformance of value stocks to drive its returns.

OUTLOOK

Although we continue to see a favorable path for domestic growth trends, we think the risk/reward profile in stocks has become somewhat less attractive with valuations having risen so significantly since the November 2016 election. We have therefore adopted a cautious approach that seeks to own only fundamentally sound, reasonably valued companies and reduce or eliminate those stocks we see as having rich valuations and/or above-average risk. We believe this strategy can help the Fund continue to participate in the expansion of the U.S. economy, while simultaneously managing the possibility of increased market volatility.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Small Cap Value (WMCVX) — Investor	20.20%	15.95%	7.64%
Small Cap Value (WICVX) — Institutional	20.28%	16.06%	7.72%
Russell 2000® Value Index	20.55%	13.27%	7.14%
Russell 2000® Index	20.74%	13.79%	7.85%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Small Cap Value Fund are Investor Class: 1.45% / Institutional Class — Gross: 1.41%, Net: 1.26%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 1/31/2012 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 1/31/2012 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investments in value stocks can perform differently from the market as a whole and from other types of stocks and can continue to be undervalued by the market for long periods of time. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Knight-Swift Transportation Holdings, Inc.	3.1%
Monro, Inc.	3.1%
Ensign Group, Inc. (The)	2.9%
Altra Industrial Motion Corp.	2.9%
Arbor Realty Trust, Inc.	2.7%

Company	% of Net Assets
Select Comfort Corp.	2.7%
Webster Financial Corp.	2.7%
First of Long Island Corp. (The)	2.6%
HEICO Corp., Class A	2.6%
Tower Semiconductor Ltd. (Israel)	2.5%

*	As of September 30, 2017, there were 55 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. The Russell 2000 Index is widely regarded in the industry as accurately capturing the universe of small company stocks. You cannot invest directly in these or any indexes.

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Strategic Income Fund is managed by a team of Wasatch portfolio managers led by Sam Stewart.

Samuel S. Stewart, Jr. PhD, CFA Lead Portfolio Manager

OVERVIEW

For the fiscal year ended September 30, 2017, I was pleased with the Wasatch Strategic Income Fund’s 12.09% gain and that it achieved a return between those of its stock and bond benchmarks. Ideally, I like to see at least a high-single-digit annual return, so the Fund exceeded my expectations for the period. Although the Fund lagged the S&P 500 Index’s 18.61% advance, the Fund significantly outpaced the 0.07% return of the Bloomberg Barclays US Aggregate Bond Index.

DETAILS OF THE YEAR

For the fiscal year, the only stocks adding more than one percentage point each to the Fund’s return were Comcast Corp., MasterCard, Inc. and Suncor Energy, Inc. Of note, Comcast benefited from a marked improvement in the company’s customer service as it has automated a number of processes, reducing the need for the dreaded “truck roll” as a solution to cable problems. The company has also consistently increased internet speeds for its customers.

Visa, Inc. was another strong contributor during the period. Even as transaction technology changes, both Visa and MasterCard have continued to benefit as the newest technological approaches to payments still rely on this pair of transaction processors to link customers, merchants and banks.

Suncor benefited from the stabilization of oil prices. The company uses a manufacturing-like process to harvest its long-lived oil-sands reserves. Suncor’s cost to produce oil declines as more technology is introduced into the process.

Medallion Financial Corp. was the most significant detractor from performance during the fiscal year, and the only one that subtracted as much as 0.75 of a percentage point from the Fund’s return. Engaged partly in the financing of taxi medallions, the company’s stock price continued to suffer from the rise of Uber and other online ride-sharing companies. While the portion of the company’s loans secured by taxi medallions is declining, the increase in the default rate on those loans led Medallion to eliminate its dividend. The reason the Fund continues to hold a small position in Medallion is that the stock trades at only 20% of the company’s book value.

The next-largest detractor, McKesson Corp., subtracted just 0.35 of a percentage point. Early in the year, McKesson was faced with aggressive competition in the pharmaceuticals-distribution industry, and lost some clients due to merger activity among its customers. In response to these challenges, we trimmed our position in McKesson.

Although I have modestly reduced the Fund’s cash position over the course of the fiscal year, it is still running about 16%. This was not done as an attempt to time the market. Instead, the cash position is intended to dampen the volatility of the portfolio. The Fund’s larger cash position and my efforts to increase the number of holdings that are willing and able to pay a growing stream of dividends is largely a response to the difficulty we experienced from mid-2015 through mid-2016, which I have discussed in past quarterly commentaries. Dampening the Fund’s volatility is reflected in its beta, which during the fiscal year was less than that of the market. With a lower beta, the Fund will lag in a rising market. Conversely, if the market declines, the Fund should experience less volatility. And with a bull market that has now entered its ninth year, I think maintaining the Fund’s cash position is a prudent approach.

For that same reason — limiting potential volatility — I also chose to sell some of the Fund’s more cyclical holdings, concerned that these stocks might be volatile in a downturn. The companies we sold included Penske Automotive Group, Inc., a leading global car dealer that has produced a string of rising dividends; Altisource Residential Corp., a business in transition from buying troubled mortgage debt to renting low-end homes; and Jones Lang LaSalle, Inc., a global real-estate broker.

The Fund’s primary investment focus continues to be on dividend-paying companies. Over the course of the fiscal year, the Fund’s holdings continued to experience solid dividend growth. On an annualized basis, the dividend growth rate of the portfolio was just over 8% as of September 30, 2017. One of the most-recent additions to the Fund was tool-manufacturer Snap-on, Inc., which has paid a flat or increased dividend every quarter for more than 75 years.

OUTLOOK

While I continue to be concerned about the elevated price level of many stocks, especially in the face of the future monetary tightening being discussed by both the U.S. Federal Reserve and the European Central Bank, the market generally takes its cues from the economy, which has continued to advance at a slow but steady pace. Economists are coming to understand that the slower economic growth we are experiencing tends to avoid the recession-inducing excesses of more-rapid growth. While the downside is that those lacking jobs must wait longer to find employment, they eventually do as reflected in our currently low unemployment rate of 4.2%.

This isn’t to say that the economy and the market will enjoy clear skies forever. Every historic declaration of “permanent prosperity” has proven false. I have no doubt that, as usual, this current episode of prosperity will end in tears. They all have. So I am doing my best to prepare the Fund for what could lie ahead.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Strategic Income	12.09%	9.76%	6.25%
S&P 500® Index	18.61%	14.22%	7.44%
Bloomberg Barclays US Aggregate Bond Index	0.07%	2.06%	4.27%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Strategic Income Fund are Gross: 1.76%, Net: 1.67%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

The Fund has a concentration in the financials sector. Investing in concentrated funds can be more volatile and loss of principal could be greater than investing in more diversified funds. The financials sector can be significantly affected by various market factors, which are described in more detail in the prospectus.

With respect to the Fund’s assets invested in fixed income securities, you are subject, but not limited to, the same interest rate, inflation and credit risk associated with the underlying fixed-income securities owned by the Fund. Return of principal is not guaranteed. Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Comcast Corp., Class A	5.9%
MasterCard, Inc., Class A	3.9%
Suncor Energy, Inc. (Canada)	3.9%
Visa, Inc., Class A	3.9%
Walgreens Boots Alliance, Inc.	3.8%

Company	% of Net Assets
Magellan Midstream Partners L.P.	3.5%
CBS Corp., Class B	3.5%
CVS Health Corp.	3.2%
Canadian National Railway Co. (Canada)	3.0%
Microchip Technology, Inc.	2.5%

*	As of September 30, 2017, there were 53 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The S&P 500 Index represents 500 of the United States’ largest stocks from a broad variety of industries. The Index is unmanaged and is a commonly used measure of common stock total return performance. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in these or any indexes.

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch Ultra Growth Fund is managed by a team of Wasatch portfolio managers led by John Malooly.

John Malooly, CFA Lead Portfolio Manager

OVERVIEW

Rapid swings in investor sentiment marked the 12 months ended September 30, 2017. Political factors had a greater-than-usual impact on financial markets, as investors reacted to the unexpected election and subsequent presidency of Donald Trump. The Wasatch Ultra Growth Fund closed its fiscal year with a return of 22.13%. The Fund outgained its benchmark, the Russell 2000 Growth Index, which rose 20.98%.

Stocks of the rapidly growing companies on which the Fund focuses significantly underperformed value stocks during the early part of the fiscal year. Many value companies had been struggling with sluggish demand and a lack of pricing power that hampered their profitability. In the weeks after the November election, their stocks rose on hopes for a turnaround driven by new federal infrastructure spending and tax cuts.

Undeterred and confident in our approach, we maintained our growth-oriented investment strategy in the belief that company earnings determine stock prices over the long term. Our patience was rewarded when high-growth stocks found renewed favor with investors as a recalcitrant Congress dashed expectations for rapid passage of Mr. Trump’s proposals.

Consumer-discretionary stocks were the Fund’s largest source of outperformance versus the benchmark, followed by consumer staples. In the consumer-discretionary sector, as well as in financials, the Fund’s Indian stocks significantly boosted performance. Our companies in India benefited from ongoing development of the country’s middle class and banking system.

DETAILS OF THE YEAR

Reflecting the substantial growth opportunities we’ve found in information technology and health care, those areas continued to account for a majority of the Fund’s assets. Health-care companies Sangamo Therapeutics, Inc. and Exact Sciences Corp., respectively, were the strongest contributors to Fund performance for the year. Sangamo is a biopharmaceutical company specializing in the treatment and cure of single-gene disorders. The company’s stock price jumped in May and again in August on positive developments for SB-525, an investigational gene therapy for the treatment of Hemophilia A.

Exact Sciences is a biotechnology company with an innovative test for colon cancer that avoids the high cost and invasiveness of a colonoscopy. As the benefits of the new test resonated with patients, the company raised its full-year sales guidance to 550,000 tests in 2017, up from 244,000 the previous year.

Consumer-staples company Freshpet, Inc. was the Fund’s third-largest contributor. The company sells fresh, refriger-

ated meals and treats for dogs and cats in the U.S., Canada and the United Kingdom. The prior experience of the company’s recently hired CEO has helped Freshpet improve its products, marketing and distribution.

The greatest detractor from Fund performance for the year was Tandem Diabetes Care, Inc. The company offers insulin-delivery systems for people with diabetes. A competitor’s introduction of an insulin pump with continuous glucose monitoring (CGM) weighed on Tandem’s stock price throughout the period. While we’re optimistic about prospects for Tandem’s own CGM pump, we’re limiting this holding to a small weighting in the Fund.

Second-largest detractor Cempra, Inc. develops antibiotics for the treatment of bacterial infectious diseases. The company’s stock tumbled after the U.S. Food and Drug Administration (FDA) released briefing documents highlighting concerns about the safety of Cempra’s lead pneumonia antibiotic, solithromycin. Rather than wait for the outcome of a larger study, we sold the Fund’s remaining shares.

OUTLOOK

In recent years, advances in modern science have created a revolution in our understanding of human biology and the causes of disease. The resulting progress in our ability to treat disease at a fundamental, curative level has produced functional cures and potential cures for a variety of afflictions.

In evaluating the investment potential of health-care companies seeking to develop new therapies, we consider three main aspects: science, management team and market potential. We want companies with compelling science that addresses an important medical need. We consider the origin of the technology and how the company plans to translate scientific breakthroughs into treatments for humans.

The management team in some ways is more difficult to assess than the science. Because running a public company engaged in health-care research is a complex task even under the best of circumstances, recovery from missteps often proves difficult. In our experience, the best management teams contemplate a wide range of outcomes and develop appropriate contingency plans. We’re always trying to gain a better understanding of our management teams, as their decisions drive the success or failure of our portfolio companies.

The final element is the market potential for a new treatment or cure. Solving an unmet medical need generally creates high barriers to entry for would-be competitors and generates substantial cost savings for the health-care system and society. A growing risk for investors is that biotechnology companies in particular may become “victims of their own success.” That is to say, the variety of ways being developed to treat disease may produce a corresponding variety of competing solutions. While greater competition and fewer unmet medical needs may mean fewer opportunities for investors, the obvious benefits to society would be enormous.

Thank you for the opportunity to manage your assets.

Current and future holdings are subject to risk.

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Ultra Growth	22.13%	14.29%	6.86%
Russell 2000® Growth Index	20.98%	14.28%	8.47%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch Ultra Growth Fund are 1.43%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”), before any expense reimbursements by the Advisor. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Ultimate Software Group, Inc. (The)	2.7%
LGI Homes, Inc.	2.7%
Freshpet, Inc.	2.6%
Oxford Immunotec Global plc	2.6%
Waste Connections, Inc.	2.5%

Company	% of Net Assets
Paylocity Holding Corp.	2.5%
Sangamo Therapeutics, Inc.	2.5%
HubSpot, Inc.	2.2%
Exact Sciences Corp.	2.1%
Instructure, Inc.	2.0%

*	As of September 30, 2017, there were 77 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Russell 2000 Growth Index is an unmanaged total return index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged total return index of the smallest 2,000 companies in the Russell 3000 Index, as ranked by total market capitalization. You cannot invest directly in these or any indexes.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

The Wasatch World Innovators Fund is managed by a team of Wasatch portfolio managers led by Josh Stewart and Sam Stewart.

Josh Stewart Lead Portfolio Manager	Samuel S. Stewart, Jr. PhD, CFA Portfolio Manager

OVERVIEW

The 12 months ended September 30, 2017 began with global markets producing mixed results. While U.S. stocks rallied after the presidential election in November, foreign markets, both developed and emerging, lost ground partially based on concerns about the future U.S. role in international trade. As the period progressed, however, U.S. markets continued to show strength and overseas markets rebounded. The Wasatch World Innovators Fund — Investor Class rose 22.23% for the 12-month period and outperformed the 18.73% return of the benchmark MSCI ACWI Investable Market Index.

While we’re pleased with the Fund’s performance over the past 12 months, we note that gains in equity prices continued to outpace improvements in earnings and other company fundamentals, pushing valuations to levels that are high by historical standards. This was particularly true in the U.S., where we remain considerably underweight versus the benchmark. Although we reduced the Fund’s cash position somewhat during the period, it remains elevated, reflecting both our caution as well as the relative scarcity of suitably attractive investments.

DETAILS OF THE YEAR

As a consequence of continually evaluating the potential of companies we’re considering as additions to the Fund as well as each of the companies we already own, we made several noteworthy additions and deletions during the period. We added Kornit Digital Ltd., an Israeli manufacturer of digital inkjet printers used for printing on cloth. Amazon* has seen the potential of these printers to help its retailers produce quick-turn clothing. We exited several long-term holdings, among them Mekonomen AB, a Swedish auto-parts retailer similar to AutoZone* in the U.S. As success for Mekonomen always seemed to be “just around the corner,” we decided to move on. We had also been intrigued by the possibility that Indigo Books & Music, Inc. in Canada could become a new kind of bookstore and succeed in the digital era. However, recent results haven’t been supportive of its ability to transition from an old-school bookstore model.

Over the course of the year, Take-Two Interactive Software, Inc., Bioventix plc, PayPal Holdings, Inc., bioMérieux and WANdisco plc each contributed more than one percentage point to the Fund’s return. Take-Two continues making progress in transforming its business model from plug-in game cartridges to digital games that can be accessed online.

Its most recent results were up almost 100% over the prior period, and management raised guidance for the coming year. Bioventix develops and supplies monoclonal antibodies that are critical in developing diagnostic tests. PayPal continued to gain traction as the dominant online payment provider. bioMérieux, a manufacturer of medical-diagnostics equipment, has been benefiting because accurate diagnoses of health conditions lead to better patient outcomes at less cost. Its most-recent half-year earnings as of June 30, 2017 were up substantially compared to the same period a year ago. Britain’s WANdisco, whose name is an acronym for “wide area network distributed computing,” specializes in providing enterprise customers with real-time access to their computer data anytime and anywhere.

Just three stocks subtracted more than half a percentage point — and none more than 0.8% — from the Fund’s 12-month return: Performance Sports Group Ltd., LivaNova plc and AO World plc. We sold Performance Sports Group, a manufacturer of sports equipment and apparel, when the company sought approval from bankruptcy courts in the U.S. and Canada to be jointly acquired by two of its creditors. Medical-technology company LivaNova experienced disappointing sales, and we initially trimmed our position. Continued weakness led us to eventually exit the position entirely. AO World also experienced weak sales late in 2016. Based in the United Kingdom, AO World is an online retailer of appliances such as washing machines, dishwashers, refrigerators and ovens. We believe AO World’s focus on customer service, which includes removal of old appliances and installation of new ones, continues to give it the potential to successfully grow its business.

OUTLOOK

We note that the current market environment has made pursuing long-duration, compound-growth opportunities in equities a bit like chasing ghosts. Under normal circumstances, the price/earnings multiple of a high-quality growth stock evolves fairly slowly over time. This characteristic typically enables a growth investor to “capture” the company’s earnings growth at a relatively stable multiple, generating price appreciation in the stock that’s roughly in line with the growth in earnings.

Recently, however, we’ve seen earnings multiples of stocks we’ve owned expand more rapidly as investors have driven their prices beyond what we considered fair value. Leaving us with uninspiring prospects for future appreciation, the higher prices have triggered our sell discipline. As a result, what we thought were long-term growth opportunities have quickly vanished into thin air.

While history suggests that periods of liquidity-driven speculation tend to last longer than most people expect, we believe high valuations in the U.S. and elsewhere continue to dictate a cautious approach to world equity markets.

Thank you for the opportunity to manage your assets.

*	As of September 30, 2017, the Wasatch World Innovators Fund held 0.39% of its net assets in Amazon.com, Inc. and was not invested in AutoZone, Inc.

Current	and future holdings are subject to risk.

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
World Innovators (WAGTX) — Investor	22.23%	11.36%	7.03%
World Innovators (WIGTX) — Institutional	22.55%	11.46%	7.08%
MSCI ACWI IMI	18.73%	10.42%	4.18%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch World Innovators Fund are Investor Class: 1.78% / Institutional Class — Gross: 3.69%, Net: 1.55%. The expense ratio shown elsewhere in this report may be different. Net expenses are based on Fund expenses, net of waivers and reimbursements. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Performance for the Institutional Class prior to 2/1/2016 is based on the performance of the Investor Class. Performance of the Fund’s Institutional Class prior to 2/1/2016 uses the actual expenses of the Fund’s Investor Class without any adjustments. For any such period of time, the performance of the Fund’s Institutional Class would have been substantially similar to, yet higher than, the performance of the Fund’s Investor Class, because the shares of both classes are invested in the same portfolio of securities, but the classes bear different expenses.

Investing in small cap funds will be more volatile and loss of principal could be greater than investing in large cap or more diversified funds. Investing in foreign securities, especially in emerging markets, entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

TOP 10 EQUITY HOLDINGS*

Company	% of Net Assets
Costco Wholesale Corp.	3.0%
Majestic Wine plc (United Kingdom)	2.5%
SodaStream International Ltd. (Israel)	2.5%
New York Times Co. (The)	2.4%
Computer Programs and Systems, Inc.	2.3%

Company	% of Net Assets
Nintendo Co. Ltd. (Japan)	2.2%
Gamma Communications plc (United Kingdom)	2.0%
PayPal Holdings, Inc.	2.0%
Comcast Corp., Class A	1.9%
DiaSorin S.p.A. (Italy)	1.6%

*	As of September 30, 2017, there were 130 holdings in the Fund. Foreign currency contracts, written options and repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

SECTOR BREAKDOWN**

**	Excludes securities sold short and options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The MSCI ACWI (All Country World Index) IMI (Investable Market Index) is designed to measure the equity market performance of large, mid, and small cap securities across developed and emerging markets throughout the world. You cannot invest directly in this or any index.

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

Paul Gifford, CFA Lead Portfolio Manager	Erik Clapsaddle, CFA Associate Portfolio Manager	OVERVIEW For the 12 months ended September 30, 2017, the Wasatch-1st Source Income Fund returned 0.68%, while its benchmark, the Bloomberg Barclays US Intermediate Govern-

ment/Credit Index, returned 0.23%. The Federal Reserve (Fed) has increased the federal-funds target rate three times during the past 12 months. The entire yield curve moved higher over the year as long-term rates shifted up almost immediately following the U.S. presidential election in November.

DETAILS OF THE YEAR

Short-term interest rates gradually increased over the past 12 months on the back of Fed rate increases. Despite the parallel shift of interest rates during the aforementioned 12-month period through September 30, 2017, the yield curve had flattened for nine out of 10 quarters. On September 29, 2017, the three-month LIBOR, the global rate for lending, reached its highest level in U.S. dollar terms since January 2009. At their most-recent meeting, Fed officials seemed fairly convinced that they would increase the target rate one more time before December 31st.

Center stage this past year was the Fed’s internal conundrum — lack of inflation in the United States despite full employment, steady economic growth and fairly accommodative monetary policy. The lack of inflation has caused disagreement within the Fed as to the appropriate path for raising interest rates. Chair Janet Yellen believes that lower inflation readings are “transitory” and that the Fed needs to get ahead of the inflation that will likely occur in 2018. Contrarily, Lael Brainard, a voting member on the Fed’s monetary policy committee, in September 2017, said, “We should be cautious about tightening policy further until we are confident inflation is on track to achieve our target.” She went on to say that the Fed should feel comfortable allowing prices to rise above its 2% target inflation rate before raising interest rates.

The Federal Reserve’s favorite inflation gauge, the core Personal Consumption Expenditure (PCE) price index, showed a year-over-year change in August of 1.3%, which was well below the Fed’s base 2% target inflation rate and was the PCE’s smallest change since October 2015. The core PCE has not breached 2% since April 2012, though the core Consumer Price Index (CPI), which excludes volatile food and energy prices, did exceed 2% for 17-months between late 2015 and early 2017. The most recent reading of the core CPI showed a year-over-year change of 1.7%. The change in CPI (including food and energy prices) is what determines the principal value of U.S. Treasury Inflation-Protected

Securities (TIPS). The Fund has a small allocation to TIPS, as we believe there is some value relative to fixed-rate Treasurys.

The Fund’s effective duration declined over the past 12 months from 3.22 years on September 30, 2016 to 2.60 years on September 30, 2017. We reduced the Fund’s duration by adding corporate floating-rate senior unsecured debt, securities with an approximate duration of 0.05 to 0.25 years, and fix-to-floating rate securities that are currently floating or are within three-years of floating. These additions to the Fund increased its allocation to corporate credit. We markedly reduced our allocation to mortgage-backed securities over the past 12 months.

Asset-backed securities (ABS) continue to be an integral part of the Fund. By investing in ABS, we believe we can find value and increase yield while still maintaining or improving credit quality and owning securitized cash flows. Over the past year, the Fund’s ABS allocation increased from 9.2% to 15.7%.

OUTLOOK

The end of Janet Yellen’s term as Federal Reserve Chair on February 3, 2018 will likely be the most important factor in interest rate and monetary policy changes in 2018. In addition to questions as to whether Yellen will continue as Chair or be replaced, there will be multiple openings at the Fed, starting with replacing Stanley Fischer, who resigned his positions as Vice Chair and Regulatory Vice Chair — though President Donald Trump’s nomination to replace Fischer, will likely be appointed.

By February 3rd, President Trump will have the chance to fill five of the seven seats on the Board of Governors of the Federal Reserve System. We suspect Fed appointees will maintain the status quo — some may like less regulation, but most will likely continue to favor lower interest rates. And like the remaining Board members and voting members, we expect they will be mostly moderate on monetary policy. Expectation is one thing, but certainly a definitive outcome is another. Given the current administration, we would not be surprised if one or more outsiders are appointed to the Federal Reserve Board. Any significant surprise could cause both the fixed-income and equity markets to tremble.

We expect 2018 to be a year of tepid returns in the fixed-income markets, although they could be better than those in 2017. We expect returns for fixed-income securities to have the potential to continue improving in 2019 and beyond as interest rates slowly increase and the Fed gets closer to its terminal rate.

Thank you for entrusting us to manage your assets.

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Income	0.68%	1.13%	2.80%
Bloomberg Barclays US Intermediate Government/Credit Index	0.23%	1.61%	3.64%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-1st Source Income Fund are 0.73%. The expense ratio shown elsewhere in this report may be different. Expenses include direct expenses paid to the Advisor as well as indirect expenses incurred by the Fund as a result of its investments in other investment companies (each an “Acquired Fund”). See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP 10 FIXED INCOME HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Note, 3.625%	8/15/19	2.7%
Hewlett Packard Enterprise Co., 3.600%	10/15/20	2.1%
Federal National Mortgage Assoc., Series AL4936, 3.000%	3/1/29	1.9%
Goldman Sachs Group, Inc. (The), MTN, 3.064%	10/28/27	1.8%
General Electric Co., MTN, 4.650%	10/17/21	1.8%

Holding	Maturity Date	% of Net Assets
World Financial Network Credit Card Master Trust, Series 2012-A, Class A, 3.140%	1/17/23	1.7%
U.S. Treasury Note, 3.625%	2/15/20	1.6%
BP Capital Markets plc, 3.245%	5/6/22	1.6%
Wendys Funding LLC, Series 2015-1A, Class A2I, 3.371%	6/15/45	1.6%
Federal Home Loan Mortgage Corp., Series G18637, 3.500%	2/1/32	1.5%

*	As of September 30, 2017, there were 82 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH**

**	Excludes options written, if any.

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Intermediate Government/Credit Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index. It includes investment grade, U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities. You cannot invest directly in this or any index.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2017 (UNAUDITED)

Management Discussion

Van Hoisington Lead Portfolio Manager	Van R. Hoisington, Jr. Portfolio Manager	David Hoisington Portfolio Manager

OVERVIEW

Although bond yields were volatile during the 12 months ended September 30, 2017, the period saw little net movement overall. The 30-year U.S. Treasury bond yield began the 12-month period at 2.31% and closed the period at 2.86% on September 30, 2017, an increase of just 0.55 of a percentage point. For the first nine months of 2017, it has fallen 0.21 of a percentage point. Since late 2015, when the Federal Reserve (Fed) began raising rates, the 30-year Treasury bond yield has declined slightly, albeit with large swings up and down over that time. The combined four Fed increases since December 2015 have brought the federal-funds rate into a range of 1.00% to 1.25%. With the 30-year bond yield declining, a flattening of the yield curve has resulted.

DETAILS OF THE YEAR

Over the 12-month period, the consumer sector continued to experience paltry income growth and a low and falling saving rate. In the past five years, real disposable personal income (DPI) growth has averaged a disappointing 2%. Real DPI has been flat over the last three months and has risen only 1.2% over the past year. On a per-capita basis over the past year, the growth rate was one-half of 1%, which is one-quarter of the historic growth rate.

In an effort to maintain their standard of living in the face of slowing income growth, consumers stepped up their borrowing and significantly reduced their savings. For the month of August, personal saving was $523 billion, or 3.6% of income. That is about three-fifths less than the 8.5% saving rate level that has existed since 1900. As recently as five years ago, the saving rate was 7.6%.

These constraints on consumer spending, as well as increasingly restrictive Fed policy, have served to push the prices of discretionary goods and services downward. Both the core Consumer Price Index (CPI) and Personal Consumption Expenditures (PCE) price index decelerated in the latest 12 months. In the latest six months, all items in the CPI except the essentials of food, shelter and housing fell at a 0.5% annual rate, the largest six-month decline since the beginning of this data in 1967.

For the past six and 12 months, the Wasatch-Hoisington U.S. Treasury Fund returned 5.48% and -8.86%, respectively, while the benchmark Bloomberg Barclays US Aggregate Bond Index returned 2.31% and 0.07%, respectively. The weak 12-month performance reflected a sharp rise in

Treasury bond yields immediately after the presidential election in early November. The Fund maintained its outperformance over the Index for the three-, five- and 10-year periods ended September 30, 2017.

OUTLOOK

With monetary restraint continuing to weigh on economic growth for the remainder of 2017 and 2018, inflation, which receded sharply this year (the PCE was up 1.2% year-to-date through September 30, 2017 and 1.4% year-over-year), will continue on a downward path. Coupled with extreme over-indebtedness, these are the dominant factors causing both cyclical and secular growth to weaken. Additionally, these negative impulses are presently being reinforced by the problems of poor demographics and productivity. Population growth in 2016 was the slowest since 1936–37 — roughly half of the post-war average. The fertility rate in 2016 was the lowest on record. These trends have contributed to the declining growth of household formation, which is now less than one-half the rate of increase that had been experienced since 1960. Productivity in the eight years of this expansion was the lowest for any eight-year period since the end of World War II.

These circumstances indicate that a Fed policy of quantitative tightening (QT) and an indicated December hike in the federal-funds rate will put upward pressure on short-term interest rates. At the same time, lower inflation and the resultant decline in inflationary expectations will place downward pressure on the yields of long-term Treasury bonds (maturities longer than 20 years), thus causing the yield curve to flatten further. Continuation of QT deep into 2018 would probably cause the yield curve to invert. Short-term interest rates are determined by the intersection of the demand and supply of credit that the Fed largely controls by shifting the monetary base and interest rates. Changes in long-term Treasury bond yields are primarily determined by inflationary expectations. Inflationary expectations will ratchet downward in this environment, pushing long-term Treasury bond yields lower.

Thank you for the opportunity to manage your assets.

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2017 (UNAUDITED)

Portfolio Summary

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
U.S. Treasury	-8.86%	2.58%	7.73%
Bloomberg Barclays US Aggregate Bond Index	0.07%	2.06%	4.27%

Data shows past performance, which is not indicative of future performance. Current performance may be lower or higher than the performance quoted. To obtain the most recent month-end performance data available, please visit www.WasatchFunds.com. The Advisor may absorb certain Fund expenses, without which total return would have been lower. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

As of the September 1, 2017 prospectus, the Total Annual Fund Operating Expenses for the Wasatch-Hoisington U.S. Treasury Fund are 0.69%. The expense ratio shown elsewhere in this report may be different. See the prospectus for additional information regarding Fund expenses.

Wasatch Funds will deduct a 2.00% redemption proceeds fee on Fund shares held 60 days or less. Performance data does not reflect the deduction of fees, including sales charges, or the taxes you would pay on fund distributions or the redemption of fund shares. Fees and taxes, if reflected, would reduce the performance quoted. Wasatch does not charge any sales fees. For more complete information including charges, risks and expenses, read the prospectus carefully.

Investments in fixed income funds are subject to the same interest rate, inflation, credit and other risks associated with the underlying bonds. Return of principal is not guaranteed.

TOP U.S. TREASURY HOLDINGS*

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 2.250%	8/15/46	35.7%
U.S. Treasury Strip, principal only	8/15/45	21.5%
U.S. Treasury Bond, 2.500%	2/15/45	17.2%
U.S. Treasury Strip, principal only	5/15/44	10.4%
U.S. Treasury Strip, principal only	8/15/40	5.7%

Holding	Maturity Date	% of Net Assets
U.S. Treasury Bond, 3.750%	11/15/43	4.6%
U.S. Treasury Bond, 3.125%	8/15/44	2.3%
U.S. Treasury Bond, 2.500%	5/15/46	2.1%

*	As of September 30, 2017, there were 8 holdings in the Fund. Repurchase agreements, if any, are not included in the number of holdings. Portfolio holdings are subject to change at any time. References to specific securities should not be construed as recommendations by the Funds or their Advisor. Current and future holdings are subject to risk.

INVESTMENTS & CASH

†	Also includes Other Assets & Liabilities.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Past performance does not predict future performance. The graph above does not reflect the deduction of fees, sales charges, or taxes that you would pay on fund distributions or the redemption of fund shares. Wasatch does not charge any sales fees. The Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency). You cannot invest directly in this or any index.

WASATCH FUNDS MANAGEMENT DISCUSSIONS

Definitions of Financial Terms

Abenomics refers to the economic policies advocated by Japanese Prime Minister Shinzo Abe after his December 2012 re-election to the post he last held in 2007. His aim was to revive the sluggish economy with “three arrows” — a massive fiscal stimulus, more aggressive monetary easing from the Bank of Japan, and structural reforms to boost Japan’s competitiveness.

Asset-backed securities are securities backed by loans, leases or receivables against assets other than real estate and mortgage-backed securities.

Beta is a measurement of a fund’s trailing return in relation to the overall market (or appropriate market index). A beta of 1 indicates the share price will typically move with the market. A beta of more than 1 indicates the share price will typically be more volatile than the market. A beta of less than 1 indicates the share price will typically be less volatile than the market.

Book value is the value of a security or asset as entered in a company’s books.

Brexit is an abbreviation for “British exit,” which refers to the June 23, 2016 referendum whereby British citizens voted to exit the European Union. The referendum roiled global markets, including currencies, causing the British pound to fall to its lowest level in decades.

A bull market is defined as a prolonged period in which investment prices rise faster than their historical average. Bull markets can happen as the result of an economic recovery, an economic boom, or investor psychology.

The Consumer Price Index (CPI), also called the cost-of-living index, is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food, and transportation. The CPI is published monthly. The headline CPI includes volatile food and energy prices, while the core CPI excludes food and energy.

A corporate bond is a debt security issued by a corporation for the purpose of raising money to expand its business. Floating rate notes (FRNs) are bonds that have a variable coupon, equal to a money market reference rate, like LIBOR or the federal-funds rate, plus a quoted spread (also known as a quoted margin). The spread is a rate that remains constant. A corporation can borrow money by issuing bonds or getting a bank loan. Both are different forms of debt.

Correlation, in the financial world, is a statistical measure of how asset classes, securities, markets, or countries move in relation to each other.

Earnings growth is a measure of growth in a company’s net income over a specific period, often one year.

Earnings-per-share or EPS is the portion of a company’s profit allocated to each outstanding share of common stock. EPS growth rates help investors identify companies that are increasing or decreasing in profitability.

Effective duration is a measure of the responsiveness of a bond’s price to market interest rate changes. For example, if the interest rate increased 1%, a bond with an effective duration of five years would experience a decline in price of 5%.

An Exchange-Traded Fund (ETF) is a security that tracks an index, a commodity or a basket of assets like an index fund, but trades like a stock on a securities exchange. ETFs experience price changes throughout the day as they are bought and sold.

The federal-funds rate is the interest rate at which private depository institutions (mostly banks) lend balances (federal funds) at the Federal Reserve to other depository institutions, usually overnight. It is the interest rate banks charge each other for loans.

The federal-funds target rate (also known as the fed-funds target rate) is set by a committee within the Federal Reserve System called the Federal Open Market Committee (FOMC). The FOMC usually meets every six weeks, and it is at these meetings that the FOMC votes on whether or not to make changes to the federal-funds target rate.

Fixed-to-floating securities (preferred shares and bonds) offer a steady yield for several years, then switch to a floating rate that keeps pace with market interest rates.

A floating exchange rate is a regime where a currency’s price is set by the foreign exchange market based on supply and demand compared with other currencies. In contrast, a fixed exchange rate is one that is predominantly determined by a country’s government. The currencies of most of the world’s major economies are allowed to float freely.

The global financial crisis, also known as the financial crisis of 2007-09 and 2008 financial crisis, is considered by many economists to have been the worst financial crisis since the Great Depression of the 1930s.

Gross domestic product (GDP) is a basic measure of a country’s economic performance and is the market value of all final goods and services made within the borders of a country in a year.

An initial public offering (IPO) is a company’s first sale of stock to the public.

LIBOR or ICE LIBOR stands for IntercontinentalExchange London Interbank Offered Rate. It is a benchmark interest rate that some of the world’s leading banks charge each other for short-term loans. LIBOR serves as the first step to calculating interest rates on various loans throughout the world.

Mortgage-backed securities are debt issues backed by a pool of mortgages. Investors receive payments from the interest and principal payments made on the underlying mortgages.

The Personal Consumption Expenditure (PCE) price index, also referred to as the PCE deflator, is a United States-wide indicator of the average increase in prices for all domestic personal consumption using a variety of data including U.S. Consumer Price Index and Producer Price Index prices. It is derived from personal consumption expenditures, the largest component of Gross Domestic Product in the National Income and Product Accounts of the Bureau of Economic Analysis (BEA). The less volatile measure of the PCE price index is the core PCE price index, which excludes the more volatile and seasonal food and energy prices.

The price-to-book ratio is used to compare a company’s book value to its current market price.

The price/earnings (P/E) multiple, also known as the P/E ratio, is the price of a stock divided by its earnings per share.

SEPTEMBER 30, 2017 (UNAUDITED)

Quantitative easing is a government monetary policy used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

Quantitative tightening is the opposite of quantitative easing. It is the plan of Federal Reserve officials to reduce the Fed’s massive balance sheet by letting the bonds it has bought mature, receiving the cash and not buying new ones.

Return on equity (ROE) measures a company’s efficiency at generating profits from shareholders’ equity.

“Risk-on” is when investors are seeking the potentially higher returns of riskier assets and put money back in the market willing to risk the money, thus risk on.

The terminal rate is the federal-funds rate at which the economy is in balance.

U.S. Treasury Inflation-Protected Securities, or TIPS, provide protection against inflation. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the Consumer Price Index. When a TIPS matures, you are paid the adjusted principal or original principal, whichever is greater.

Valuation is the process of determining the current worth of an asset or company.

The yield curve is a line on a graph that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares three-month, two-year, five-year and 30-year U.S. Treasury securities. This yield curve is used as a benchmark for other interest rates, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

Pertaining to the use of MSCI information. Source: MSCI. The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indexes. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties or originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Pertaining to the use of Russell information. Frank Russell Company is the source and owner of the Russell Index data contained or reflected in this material and all trademarks and copyrights related thereto. This is a presentation of Wasatch Advisors, Inc. The presentation may contain confidential information and unauthorized use, disclosure, copying, dissemination or redistribution is strictly prohibited. Frank Russell Company is not responsible for the formatting or configuration of this material or for any inaccuracy in Wasatch Advisors, Inc.’s presentation thereof.

WASATCH FUNDS

Operating Expenses (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of Wasatch Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Wasatch Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period ended September 30, 2017.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses, based upon the actual total return of the fund during the most recent six-month period ended September 30, 2017. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table on the next page provides information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Wasatch Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

In addition, the Funds charge a $12.50 IRA annual maintenance fee and a $15.00 fee for redemptions paid by wire. To the extent these fees apply to your account, your expenses paid during the period would be higher and your ending account value would be lower than the amounts shown in the table on the next page. If another fund’s fees differ from those listed above, your expenses paid and your ending account value could be higher or lower than those of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

A Fund’s annualized expense ratio may vary as a result of various factors including expenses that are not reimbursable under the contractual agreement between the Fund and the Advisor such as interest, taxes, brokerage commissions, other investment related costs, dividend expense on short sales, and extraordinary expenses. The Long/Short Fund —  Investor Class and the Income Fund have no contractual limitation on expenses.

SEPTEMBER 30, 2017 (UNAUDITED)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2017	End of Period September 30, 2017
Core Growth Fund — Investor Class
Actual	$1,000.00	$1,107.80	$6.39	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Core Growth Fund — Institutional Class
Actual	$1,000.00	$1,108.60	$5.55	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Emerging India Fund — Investor Class
Actual	$1,000.00	$1,108.70	$9.09	1.72%
Hypothetical (5% before expenses)	$1,000.00	$1,016.44	$8.69	1.72%
Emerging India Fund — Institutional Class
Actual	$1,000.00	$1,108.10	$7.93	1.50%
Hypothetical (5% before expenses)	$1,000.00	$1,017.55	$7.59	1.50%
Emerging Markets Select Fund — Investor Class
Actual	$1,000.00	$1,137.00	$8.09	1.51%
Hypothetical (5% before expenses)	$1,000.00	$1,017.50	$7.64	1.51%
Emerging Markets Select Fund — Institutional Class
Actual	$1,000.00	$1,139.80	$6.49	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Emerging Markets Small Cap Fund — Investor Class
Actual	$1,000.00	$1,163.40	$10.63	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.24	$9.90	1.96%
Emerging Markets Small Cap Fund — Institutional Class
Actual	$1,000.00	$1,167.30	$9.83	1.81%
Hypothetical (5% before expenses)	$1,000.00	$1,015.99	$9.15	1.81%
Frontier Emerging Small Countries Fund — Investor Class
Actual	$1,000.00	$1,100.00	$11.95	2.27%
Hypothetical (5% before expenses)	$1,000.00	$1,013.69	$11.46	2.27%
Frontier Emerging Small Countries Fund — Institutional Class
Actual	$1,000.00	$1,099.60	$10.90	2.07%
Hypothetical (5% before expenses)	$1,000.00	$1,014.69	$10.45	2.07%
Global Opportunities Fund — Investor Class
Actual	$1,000.00	$1,136.00	$8.25	1.54%
Hypothetical (5% before expenses)	$1,000.00	$1,017.35	$7.79	1.54%
Global Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,139.40	$7.29	1.36%
Hypothetical (5% before expenses)	$1,000.00	$1,018.25	$6.88	1.36%
International Growth Fund — Investor Class
Actual	$1,000.00	$1,161.20	$7.80	1.44%
Hypothetical (5% before expenses)	$1,000.00	$1,017.85	$7.28	1.44%
International Growth Fund — Institutional Class
Actual	$1,000.00	$1,161.80	$7.32	1.35%
Hypothetical (5% before expenses)	$1,000.00	$1,018.30	$6.83	1.35%
International Opportunities Fund — Investor Class
Actual	$1,000.00	$1,108.60	$11.68	2.21%
Hypothetical (5% before expenses)	$1,000.00	$1,013.99	$11.16	2.21%
International Opportunities Fund — Institutional Class
Actual	$1,000.00	$1,111.10	$10.37	1.96%
Hypothetical (5% before expenses)	$1,000.00	$1,015.24	$9.90	1.96%
Large Cap Value Fund — Investor Class
Actual	$1,000.00	$1,046.40	$5.64	1.10%
Hypothetical (5% before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Large Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,048.40	$4.88	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%

WASATCH FUNDS	SEPTEMBER 30, 2017 (UNAUDITED)

Operating Expenses (continued)

	Account Value		Expenses Paid During Period*	Annualized Expense Ratio*
Fund/Class and Return	Beginning of Period April 1, 2017	End of Period September 30, 2017
Long/Short Fund — Investor Class
Actual	$1,000.00	$967.70	$11.64	2.36%
Hypothetical (5% before expenses)	$1,000.00	$1,013.24	$11.91	2.36%
Long/Short Fund — Institutional Class
Actual	$1,000.00	$969.40	$10.71	2.17%
Hypothetical (5% before expenses)	$1,000.00	$1,014.19	$10.96	2.17%
Micro Cap Fund
Actual	$1,000.00	$1,185.90	$9.15	1.67%
Hypothetical (5% before expenses)	$1,000.00	$1,016.70	$8.44	1.67%
Micro Cap Value Fund
Actual	$1,000.00	$1,137.30	$9.59	1.79%
Hypothetical (5% before expenses)	$1,000.00	$1,016.09	$9.05	1.79%
Small Cap Growth Fund — Investor Class
Actual	$1,000.00	$1,090.90	$6.39	1.22%
Hypothetical (5% before expenses)	$1,000.00	$1,018.95	$6.17	1.22%
Small Cap Growth Fund — Institutional Class
Actual	$1,000.00	$1,091.80	$5.51	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Small Cap Value Fund — Investor Class
Actual	$1,000.00	$1,093.70	$6.35	1.21%
Hypothetical (5% before expenses)	$1,000.00	$1,019.00	$6.12	1.21%
Small Cap Value Fund — Institutional Class
Actual	$1,000.00	$1,094.70	$5.51	1.05%
Hypothetical (5% before expenses)	$1,000.00	$1,019.80	$5.32	1.05%
Strategic Income Fund
Actual	$1,000.00	$1,057.50	$4.90	0.95%
Hypothetical (5% before expenses)	$1,000.00	$1,020.31	$4.81	0.95%
Ultra Growth Fund
Actual	$1,000.00	$1,161.30	$6.99	1.29%
Hypothetical (5% before expenses)	$1,000.00	$1,018.60	$6.53	1.29%
World Innovators Fund — Investor Class
Actual	$1,000.00	$1,152.50	$9.87	1.83%
Hypothetical (5% before expenses)	$1,000.00	$1,015.89	$9.25	1.83%
World Innovators Fund — Institutional Class
Actual	$1,000.00	$1,154.00	$8.37	1.55%
Hypothetical (5% before expenses)	$1,000.00	$1,017.30	$7.84	1.55%
Income Fund
Actual	$1,000.00	$1,014.50	$3.84	0.76%
Hypothetical (5% before expenses)	$1,000.00	$1,021.26	$3.85	0.76%
U.S. Treasury Fund
Actual	$1,000.00	$1,054.80	$3.55	0.69%
Hypothetical (5% before expenses)	$1,000.00	$1,021.61	$3.50	0.69%

*Expenses are equal to a fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the full fiscal year (183/365).

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.4%

	Airlines 2.7%
185,476	Allegiant Travel Co.	$24,427,189
570,425	Spirit Airlines, Inc.*	19,057,899

		43,485,088

	Application Software 7.0%
436,556	Guidewire Software, Inc.*	33,990,250
215,318	Tyler Technologies, Inc.*	37,534,234
144,176	Ultimate Software Group, Inc. (The)*	27,335,769
414,724	Zendesk, Inc.*	12,072,616

		110,932,869

	Asset Management & Custody Banks 2.0%
365,191	Hamilton Lane, Inc., Class A	9,805,378
368,969	SEI Investments Co.	22,529,247

		32,334,625

	Automotive Retail 2.3%
651,578	Monro, Inc.	36,520,947

	Biotechnology 3.7%
1,908,420	Abcam plc (United Kingdom)	26,084,273
1,006,772	Sangamo Therapeutics Inc.*	15,101,580
311,800	Seattle Genetics, Inc.*	16,965,038

		58,150,891

	Building Products 2.6%
452,234	Trex Co., Inc.*	40,732,716

	Consumer Finance 2.0%
112,207	Credit Acceptance Corp.*	31,437,035

	Data Processing & Outsourced Services 2.3%
390,466	Euronet Worldwide, Inc.*	37,012,272

	Distributors 1.1%
163,176	Pool Corp.	17,650,748

	Diversified Banks 2.1%
7,321,641	City Union Bank Ltd. (India)	18,382,565
2,917,620	Yes Bank Ltd. (India)	15,602,031

		33,984,596

	Diversified Support Services 5.2%
1,452,924	Copart, Inc.*	49,936,998
606,047	Healthcare Services Group, Inc.	32,708,356

		82,645,354

	Environmental & Facilities Services 1.9%
429,742	Waste Connections, Inc.	30,064,750

	General Merchandise Stores 1.7%
581,194	Ollie’s Bargain Outlet Holdings, Inc.*	26,967,402

	Health Care Equipment 0.9%
153,145	Cantel Medical Corp.	14,421,665

	Health Care Facilities 2.1%
1,489,903	Ensign Group, Inc. (The)	33,656,909

	Health Care REITs 1.6%
1,301,097	CareTrust REIT, Inc.	24,772,887

	Health Care Supplies 0.1%
23,248	Neogen Corp.*	1,800,790

	Homebuilding 1.4%
333,585	Installed Building Products, Inc.*	21,616,308

Shares		Value

	Industrial Machinery 6.1%
334,551	Altra Industrial Motion Corp.	$16,091,903
493,598	Barnes Group, Inc.	34,769,043
284,169	RBC Bearings, Inc.*	35,563,751
204,450	Sun Hydraulics Corp.	11,040,300

		97,464,997

	Internet & Direct Marketing Retail 2.2%
508,640	MakeMyTrip Ltd.* (India)	14,623,400
294,885	Wayfair, Inc., Class A*	19,875,249

		34,498,649

	Internet Software & Services 3.8%
397,730	Cimpress N.V.*	38,842,312
429,592	Envestnet, Inc.*	21,909,192

		60,751,504

	IT Consulting & Other Services 4.3%
319,418	EPAM Systems, Inc.*	28,086,425
444,522	InterXion Holding N.V.* (Netherlands)	22,639,505
377,986	Luxoft Holding, Inc.* (Switzerland)	18,067,731

		68,793,661

	Leisure Facilities 1.8%
1,086,506	Planet Fitness, Inc., Class A	29,313,932

	Life Sciences Tools & Services 3.2%
452,985	ICON plc* (Ireland)	51,585,932

	Managed Health Care 1.4%
439,385	HealthEquity, Inc.*	22,224,093

	Personal Products 1.1%
283,139	Nu Skin Enterprises, Inc., Class A	17,407,386

	Real Estate Services 1.6%
660,390	HFF, Inc., Class A	26,125,028

	Regional Banks 12.1%
602,244	Eagle Bancorp, Inc.*	40,380,460
340,636	Independent Bank Corp.	25,428,477
727,101	Metro Bank plc* (United Kingdom)	32,931,843
305,049	South State Corp.	27,469,663
436,026	Texas Capital Bancshares, Inc.*	37,411,031
564,573	Webster Financial Corp.	29,668,311

		193,289,785

	Restaurants 0.8%
681,753	Fiesta Restaurant Group, Inc.*	12,953,307

	Semiconductors 3.2%
396,940	Cavium, Inc.*	26,174,223
237,314	Monolithic Power Systems, Inc.	25,285,807

		51,460,030

	Specialty Chemicals 2.4%
461,056	Balchem Corp.	37,479,242

	Specialty Stores 1.4%
406,157	Five Below, Inc.*	22,289,896

	Systems Software 2.5%
642,523	Fortinet, Inc.*	23,028,024
188,794	Proofpoint, Inc.*	16,466,613

		39,494,637

	Trading Companies & Distributors 2.2%
605,434	WESCO International, Inc.*	35,266,531

WASATCH CORE GROWTH FUND (WGROX / WIGRX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	Trucking 4.6%
778,810	Knight-Swift Transportation Holdings, Inc.*	$32,359,556
375,268	Old Dominion Freight Line, Inc.	41,320,759

		73,680,315

	Total Common Stocks (cost $967,086,219)	1,552,266,777

	PREFERRED STOCKS 0.2%

	Systems Software 0.2%
209,500	DocuSign, Inc., Series F Pfd.* *** †	4,024,495

	Total Preferred Stocks (cost $4,000,004)	4,024,495

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.9%

	Repurchase Agreement 1.9%
$30,607,602	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $30,750,000 of United States Treasury Notes 2.250% due 11/15/24; value: $31,220,906; repurchase proceeds: $30,607,908 (cost $30,607,602)	$30,607,602

	Total Short-Term Investments (cost $30,607,602)	30,607,602

	Total Investments (cost $1,001,693,825) 99.5%	1,586,898,874

	Other Assets less Liabilities 0.5%	7,348,717

	NET ASSETS 100.0%	$1,594,247,591

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Core Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	3.1
Ireland	3.3
Netherlands	1.5
Switzerland	1.2
United Kingdom	3.8
United States	87.1

TOTAL	100.0%

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 99.5%

	Apparel, Accessories & Luxury Goods 1.9%
15,776	Page Industries Ltd. (India)	$4,468,096

	Auto Parts & Equipment 4.5%
4,993	Bosch Ltd. (India)	1,567,001
462,509	Endurance Technologies Ltd. (India)	7,045,261
20,185	WABCO India Ltd. (India)	1,854,103

		10,466,365

	Building Products 4.1%
484,837	Kajaria Ceramics Ltd. (India)	5,265,514
332,780	Somany Ceramics Ltd. (India)	4,335,514

		9,601,028

	Commodity Chemicals 4.9%
1,377,194	Berger Paints India Ltd. (India)	5,165,532
524,752	Gulf Oil Lubricants India Ltd. (India)	6,185,839

		11,351,371

	Consumer Finance 10.4%
955,558	AU Small Finance Bank Ltd.* (India)	8,294,571
467,386	Bajaj Finance Ltd. (India)	13,137,897
275,056	Repco Home Finance Ltd. (India)	2,652,867

		24,085,335

	Department Stores 2.9%
304,497	V-Mart Retail Ltd. (India)	6,712,732

	Diversified Banks 7.4%
120,231	HDFC Bank Ltd. ADR (India)	11,586,661
138,349	IndusInd Bank Ltd. (India)	3,548,741
125,025	Kotak Mahindra Bank Ltd. (India)	1,916,144

		17,051,546

	Diversified Chemicals 1.8%
346,066	Pidilite Industries Ltd. (India)	4,214,832

	Electrical Components & Equipment 1.5%
316,646	Amara Raja Batteries Ltd. (India)	3,434,775

	Fertilizers & Agricultural Chemicals 1.9%
16,155	Bayer CropScience Ltd. (India)	964,551
291,385	UPL Ltd. (India)	3,471,015

		4,435,566

	Financial Exchanges & Data 1.4%
116,122	CRISIL Ltd. (India)	3,235,310

	Food Retail 4.7%
655,442	Avenue Supermarts Ltd.* (India)	10,897,275

	Health Care Services 2.5%
466,591	Dr. Lal PathLabs Ltd. (India)	5,679,167

	Hotels, Resorts & Cruise Lines 1.9%
1,671,385	Byke Hospitality Ltd. (The) (India)	4,415,148

	Housewares & Specialties 1.6%
487,269	LA Opala RG Ltd. (India)	3,670,183

	Human Resource & Employment Services 3.0%
548,447	Quess Corp. Ltd.* (India)	7,027,712

	Industrial Machinery 2.1%
51,833	AIA Engineering Ltd. (India)	1,055,387
569,687	Elgi Equipments Ltd. (India)	1,866,396
93,174	Vesuvius India Ltd. (India)	1,896,074

		4,817,857

Shares		Value

	Internet & Direct Marketing Retail 3.7%
297,873	MakeMyTrip Ltd.* (India)	$8,563,849

	Life & Health Insurance 2.9%
642,669	ICICI Prudential Life Insurance Co. Ltd. (India)	3,823,349
308,210	Max Financial Services Ltd.* (India)	2,788,612

		6,611,961

	Life Sciences Tools & Services 3.4%
593,786	Divi’s Laboratories Ltd. (India)	7,841,848

	Office Services & Supplies 1.6%
16,805	3M India Ltd.* (India)	3,704,728

	Packaged Foods & Meats 3.4%
52,930	Britannia Industries Ltd. (India)	3,520,834
345,540	Manpasand Beverages Ltd. (India)	2,499,504
968,967	Prabhat Dairy Ltd. (India)	1,878,004

		7,898,342

	Personal Products 5.2%
171,985	Colgate-Palmolive India Ltd. (India)	2,778,169
326,592	Cupid Ltd. (India)	1,371,716
405,357	Dabur India Ltd. (India)	1,894,293
234,225	Godrej Consumer Products Ltd. (India)	3,286,393
21,109	Procter & Gamble Hygiene & Health Care Ltd. (India)	2,751,732

		12,082,303

	Pharmaceuticals 2.7%
142,978	Amrutanjan Health Care Ltd. (India)	1,287,065
406,949	Natco Pharma Ltd. (India)	4,903,075

		6,190,140

	Property & Casualty Insurance 1.0%
151,294	ICICI Lombard General Insurance Co. Ltd.* *** † (India)	1,521,247
73,677	ICICI Lombard General Insurance Co. Ltd.* (India)	768,127

		2,289,374

	Soft Drinks 2.1%
628,668	Varun Beverages Ltd. (India)	4,910,867

	Specialty Chemicals 3.2%
312,472	Asian Paints Ltd. (India)	5,410,616
540,619	SH Kelkar & Co. Ltd. (India)	2,071,187

		7,481,803

	Textiles 1.5%
3,303,763	Welspun India Ltd. (India)	3,436,784

	Thrifts & Mortgage Finance 10.3%
320,256	GRUH Finance Ltd. (India)	2,387,702
422,889	Housing Development Finance Corp. Ltd. (India)	11,201,832
207,160	Indiabulls Housing Finance Ltd. (India)	3,793,070
295,733	PNB Housing Finance Ltd. (India)	6,592,872

		23,975,476

	Total Common Stocks (cost $178,037,715)	230,551,773

WASATCH EMERGING INDIA FUND (WAINX / WIINX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$3,284,123	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $3,300,000 of United States Treasury Notes 2.250% due 11/15/24; value: $3,350,536; repurchase proceeds: $3,284,156 (cost $3,284,123)	$3,284,123

	Total Short-Term Investments (cost $3,284,123)	3,284,123

	Total Investments (cost $181,321,838) 100.9%	233,835,896

	Liabilities less Other Assets (0.9%)	(2,147,397)

	NET ASSETS 100.0%	$231,688,499

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Emerging India Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
India	100.0

TOTAL	100.0%

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.2%

	Airport Services 4.4%
108,569	Grupo Aeroportuario del Pacifico S.A.B. de C.V., Class B (Mexico)	$1,111,923
44,506	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	848,816

		1,960,739

	Biotechnology 4.4%
4,498	Medytox, Inc. (Korea)	1,941,992

	Cable & Satellite 3.8%
7,757	Naspers Ltd., Class N (South Africa)	1,673,008

	Commercial Printing 0.0%
2,683	Novus Holdings Ltd. (South Africa)	1,294

	Commodity Chemicals 1.9%
225,646	Berger Paints India Ltd. (India)	846,345

	Consumer Finance 5.9%
93,236	Bajaj Finance Ltd. (India)	2,620,799

	Diversified Banks 8.4%
50,817	HDFC Bank Ltd. (India)	1,400,385
194,576	Kasikornbank Public Co. Ltd. (Thailand)	1,248,554
690,889	PT Bank Central Asia Tbk (Indonesia)	1,041,283

		3,690,222

	Drug Retail 4.4%
81,558	Raia Drogasil S.A. (Brazil)	1,931,342

	Fertilizers & Agricultural Chemicals 1.8%
65,970	UPL Ltd. (India)	785,843

	Food Retail 3.4%
21,067	BGF Retail Co. Ltd. (Korea)	1,526,661

	Health Care Facilities 5.5%
725,737	Bangkok Dusit Medical Services Public Co. Ltd., Class F (Thailand)	446,105
53,268	NMC Health plc (United Arab Emirates)	1,963,639

		2,409,744

	Highways & Railtracks 1.3%
55,237	Promotora y Operadora de Infraestructura S.A.B. de C.V. (Mexico)	583,189

	Home Furnishings 2.2%
97,000	Nien Made Enterprise Co. Ltd. (Taiwan)	994,823

	Industrial Machinery 1.6%
105,135	Weg S.A. (Brazil)	710,383

	Internet & Direct Marketing Retail 7.9%
38,708	Ctrip.com International Ltd., ADR* (China)	2,041,460
49,653	MakeMyTrip Ltd.* (India)	1,427,524

		3,468,984

	Internet Software & Services 16.8%
15,042	Alibaba Group Holding Ltd., ADR* (China)	2,597,904
9,954	MercadoLibre, Inc. (Brazil)	2,577,389
51,825	Tencent Holdings Ltd. (China)	2,230,473

		7,405,766

	Life & Health Insurance 4.3%
76,914	Discovery Ltd. (South Africa)	799,093
182,568	ICICI Prudential Life Insurance Co. Ltd. (India)	1,086,129

		1,885,222

Shares		Value

	Marine Ports & Services 1.9%
404,100	International Container Terminal Services, Inc. (Philippines)	$827,299

	Packaged Foods & Meats 4.8%
12,233	Britannia Industries Ltd. (India)	813,723
29,600	M Dias Branco S.A. (Brazil)	464,493
369,651	Vitasoy International Holdings Ltd. (China)	823,382

		2,101,598

	Personal Products 2.9%
39,921	Godrej Consumer Products Ltd. (India)	560,129
908	LG Household & Health Care Ltd. (Korea)	742,033

		1,302,162

	Regional Banks 2.3%
170,103	Grupo Financiero Interacciones S.A. de C.V., Class O (Mexico)	1,015,387

	Restaurants 1.8%
215,370	Alsea S.A.B. de C.V. (Mexico)	794,539

	Specialty Chemicals 2.4%
60,148	Asian Paints Ltd. (India)	1,041,494

	Textiles 1.1%
471,810	Welspun India Ltd. (India)	490,807

	Thrifts & Mortgage Finance 3.0%
60,026	PNB Housing Finance Ltd. (India)	1,338,179

	Total Common Stocks (cost $32,877,142)	43,347,821

	PREFERRED STOCKS 2.3%

	Diversified Banks 2.3%
88,613	Banco Davivienda S.A., 2.86% (Colombia)	1,003,628

	Total Preferred Stocks (cost $824,234)	1,003,628

	Total Investments (cost $33,701,376) 100.5%	44,351,449

	Liabilities less Other Assets (0.5%)	(209,814)

	NET ASSETS 100.0%	$44,141,635

	*Non-income producing. ADR American Depositary Receipt. See Notes to Financial Statements.

WASATCH EMERGING MARKETS SELECT FUND (WAESX / WIESX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

At September 30, 2017, Wasatch Emerging Markets Select Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	12.8
China	17.3
Colombia	2.3
India	28.0
Indonesia	2.4
Korea	9.5
Mexico	9.8
Philippines	1.9
South Africa	5.6
Taiwan	2.2
Thailand	3.8
United Arab Emirates	4.4

TOTAL	100.0%

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.4%

	Air Freight & Logistics 0.9%
4,059,900	Aramex PJSC (United Arab Emirates)	$5,505,174

	Airport Services 2.5%
1,832,412	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	10,136,126
318,747	Grupo Aeroportuario del Sureste S.A.B. de C.V., Class B (Mexico)	6,079,123

		16,215,249

	Application Software 0.5%
553,000	Linx S.A. (Brazil)	3,415,272

	Asset Management & Custody Banks 0.6%
1,831,330	Peregrine Holdings Ltd. (South Africa)	3,961,936

	Auto Parts & Equipment 2.9%
327,894	Cub Elecparts, Inc. (Taiwan)	3,854,841
672,615	Hu Lane Associate, Inc. (Taiwan)	3,770,761
2,113,768	Minth Group Ltd. (China)	11,067,273

		18,692,875

	Automobile Manufacturers 0.7%
297,465	Indus Motor Co. Ltd. (Pakistan)	4,821,544

	Automotive Retail 3.7%
11,639,124	China Yongda Automobiles Services Holdings Ltd. (China)	15,644,785
3,646,735	Zhongsheng Group Holdings Ltd. (China)	7,898,863

		23,543,648

	Biotechnology 2.9%
50,919	China Biologic Products Holdings, Inc.* (China)	4,698,296
32,508	Medytox, Inc. (Korea)	14,035,191

		18,733,487

	Building Products 1.7%
1,032,420	Kajaria Ceramics Ltd. (India)	11,212,473

	Commodity Chemicals 1.1%
1,819,448	Berger Paints India Ltd. (India)	6,824,323

	Communications Equipment 0.5%
212,237	Advanced Ceramic X Corp. (Taiwan)	2,953,569

	Consumer Finance 8.7%
591,675	AU Small Finance Bank Ltd.* (India)	5,135,942
298,908	Bajaj Finance Ltd. (India)	8,402,097
1,617,161	Credito Real S.A.B. de C.V. SOFOM ER (Mexico)	2,742,336
111,121	KRUK S.A. (Poland)	8,936,272
4,667,275	Muangthai Leasing Public Co. Ltd. (Thailand)	4,933,177
396,449	Repco Home Finance Ltd. (India)	3,823,681
6,155,249	Srisawad Corp. Public Co. Ltd. (Thailand)	11,073,911
3,345,494	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	11,215,948

		56,263,364

	Data Processing & Outsourced Services 0.5%
6,061,727	My EG Services Berhad (Malaysia)	2,942,934

	Department Stores 0.9%
495,946	Poya International Co. Ltd. (Taiwan)	5,920,474

	Diversified Banks 3.2%
1,151,467	Moneta Money Bank AS (Czech Republic)	4,054,231
1,525,814	Security Bank Corp. (Philippines)	7,304,756
546,819	TCS Group Holding plc GDR (Russia)	8,995,172

		20,354,159

Shares		Value

	Diversified Chemicals 1.0%
508,408	Pidilite Industries Ltd. (India)	$6,192,039

	Drug Retail 4.4%
1,306,802	Clicks Group Ltd. (South Africa)	15,253,544
549,807	Raia Drogasil S.A. (Brazil)	13,019,758

		28,273,302

	Electrical Components & Equipment 3.4%
363,924	Amara Raja Batteries Ltd. (India)	3,947,617
713,580	Bizlink Holding, Inc. (Taiwan)	6,518,324
647,021	Voltronic Power Technology Corp. (Taiwan)	11,607,289

		22,073,230

	Electronic Components 4.1%
72,340	Chunghwa Precision Test Tech Co. Ltd. (Taiwan)	2,850,755
1,083,851	Sunny Optical Technology Group Co. Ltd. (China)	17,232,615
23,765,232	Tongda Group Holdings Ltd. (China)	6,358,407

		26,441,777

	Electronic Equipment & Instruments 2.1%
1,968,676	Chroma ATE, Inc. (Taiwan)	6,946,588
185,016	SFA Engineering Corp. (Korea)	6,679,540

		13,626,128

	Fertilizers & Agricultural Chemicals 1.4%
66,187	Bayer CropScience Ltd. (India)	3,951,765
439,447	UPL Ltd. (India)	5,234,748

		9,186,513

	Food Retail 1.1%
95,231	BGF Retail Co. Ltd. (Korea)	6,901,098

	Footwear 1.0%
86,909	CCC S.A. (Poland)	6,573,550

	General Merchandise Stores 3.1%
847,032	Magazine Luiza S.A. (Brazil)	19,846,943

	Health Care Equipment 1.1%
177,258	DIO Corp.* (Korea)	4,697,062
89,506	Value Added Technologies Co. Ltd. (Korea)	2,133,421

		6,830,483

	Health Care Facilities 1.8%
316,886	NMC Health plc (United Arab Emirates)	11,681,490

	Health Care Services 0.4%
215,205	Dr. Lal PathLabs Ltd. (India)	2,619,393

	Health Care Supplies 0.3%
4,262,899	Yestar Healthcare Holdings Co. Ltd. (China)	1,882,713

	Highways & Railtracks 2.5%
2,553,850	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	9,200,521
9,084,875	Yuexiu Transport Infrastructure Ltd. (China)	6,826,798

		16,027,319

	Home Furnishings 3.2%
34,653	Hanssem Co. Ltd. (Korea)	4,583,690
12,293,522	Man Wah Holdings Ltd. (China)	11,016,265
502,878	Nien Made Enterprise Co. Ltd. (Taiwan)	5,157,468

		20,757,423

WASATCH EMERGING MARKETS SMALL CAP FUND (WAEMX / WIEMX)

Schedule of Investments (continued)

Shares		Value

	Hotels, Resorts & Cruise Lines 2.4%
53,756	China Lodging Group Ltd., ADR* (China)	$6,387,288
7,594,791	Minor International Public Co. Ltd. (Thailand)	9,279,992

		15,667,280

	Human Resource & Employment Services 2.6%
276,732	51job, Inc. ADR* (China)	16,772,726

	Industrial Conglomerates 0.7%
7,460,260	KAP Industrial Holdings Ltd. (South Africa)	4,667,226

	Industrial Machinery 1.5%
724,583	Airtac International Group (Taiwan)	9,987,986

	Insurance Brokers 0.4%
497,348	Wiz Solucoes e Corretagem de Seguros S.A. (Brazil)	2,700,973

	Internet & Direct Marketing Retail 0.8%
185,337	MakeMyTrip Ltd.* (India)	5,328,439

	Life & Health Insurance 0.6%
416,054	Max Financial Services Ltd.* (India)	3,764,359

	Marine 0.4%
2,734,597	SITC International Holdings Co. Ltd. (Hong Kong)	2,478,487

	Marine Ports & Services 1.2%
3,685,175	International Container Terminal Services, Inc. (Philippines)	7,544,527

	Movies & Entertainment 1.2%
99,700	Loen Entertainment, Inc. (Korea)	7,607,963

	Office Services & Supplies 1.1%
31,519	3M India Ltd.* (India)	6,948,487

	Oil & Gas Exploration & Production 0.6%
337,340	Parex Resources, Inc.* (Colombia)	4,068,898

	Other Diversified Financial Services 0.4%
138,625	PSG Group Ltd. (South Africa)	2,397,082

	Packaged Foods & Meats 4.8%
106,442	Britannia Industries Ltd. (India)	7,080,381
584,740	Manpasand Beverages Ltd. (India)	4,229,786
1,234,149	Ulker Biskuvi Sanayi A.S. (Turkey)	6,702,531
4,429,243	Vitasoy International Holdings Ltd. (China)	9,865,947
2,965,470	Zhou Hei Ya International Holdings Co. Ltd. (China)	2,869,957

		30,748,602

	Pharmaceuticals 1.7%
13,017,213	China Animal Healthcare Ltd.* *** (China)	16,664
10,931	Hanmi Pharm Co. Ltd.* (Korea)	4,337,661
533,024	Natco Pharma Ltd. (India)	6,422,074

		10,776,399

	Real Estate Operating Companies 0.8%
1,767,055	Parque Arauco S.A. (Chile)	4,886,630

Shares		Value

	Regional Banks 1.6%
666,928	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	$3,971,902
28,484,160	PT Bank Tabungan Negara Tbk (Indonesia)	6,661,601

		10,633,503

	Research & Consulting Services 0.0%
1	Sporton International, Inc. (Taiwan)	5

	Restaurants 2.2%
1,695,008	Alsea S.A.B. de C.V. (Mexico)	6,253,192
745,984	Gourmet Master Co. Ltd. (Taiwan)	7,933,645

		14,186,837

	Semiconductor Equipment 1.4%
149,266	Koh Young Technology, Inc. (Korea)	8,731,673

	Semiconductors 5.1%
579,645	ASPEED Technology, Inc. (Taiwan)	13,399,655
276,982	eMemory Technology, Inc. (Taiwan)	3,548,592
521,352	Silergy Corp. (Taiwan)	11,948,940
581,760	Win Semiconductors Corp. (Taiwan)	3,721,852

		32,619,039

	Specialty Chemicals 2.2%
21,276,024	D&L Industries, Inc. (Philippines)	4,230,117
128,961	Frutarom Industries Ltd. (Israel)	9,919,697

		14,149,814

	Technology Hardware, Storage & Peripherals 1.7%
776,158	Ennoconn Corp. (Taiwan)	11,134,043

	Thrifts & Mortgage Finance 0.8%
246,667	PNB Housing Finance Ltd. (India)	5,499,028

	Total Common Stocks (cost $430,563,512)	633,573,888

	PREFERRED STOCKS 1.3%

	Personal Products 1.3%
11,718	Amorepacific Corp., 1.02% (Korea)	1,596,026
13,024	LG Household & Health Care Ltd., 1.26% (Korea)	6,799,975

		8,396,001

	Total Preferred Stocks (cost $7,842,127)	8,396,001

	WARRANTS 0.1%

	Consumer Finance 0.1%
475,530	Srisawad Corp. Public Co. Ltd., expiring 05/29/20* (Thailand)	169,680

	Total Warrants (cost $0)	169,680

SEPTEMBER 30, 2017

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.0%

	Repurchase Agreement 0.0%
$114,452	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $120,000 of United States Treasury Notes 2.250% due 2/15/27; value: $119,792; repurchase proceeds: $114,454 (cost $114,452)	$114,452

	Total Short-Term Investments (cost $114,452)	114,452

	Total Investments (cost $438,520,091) 99.8%§	642,254,021

	Other Assets less Liabilities 0.2%	1,471,871

	NET ASSETS 100.0%	$643,725,892

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.54%.

ADR American Depositary Receipt.

GDR Global Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Emerging Markets Small Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Brazil	7.5
Chile	0.8
China	18.5
Colombia	0.6
Czech Republic	0.6
Hong Kong	0.4
India	15.0
Indonesia	1.0
Israel	1.5
Korea	10.6
Malaysia	0.5
Mexico	6.3
Pakistan	0.8
Philippines	3.0
Poland	2.4
Russia	1.4
South Africa	4.1
Taiwan	17.3
Thailand	4.0
Turkey	1.0
United Arab Emirates	2.7

TOTAL	100.0%

WASATCH FRONTIER EMERGING SMALL COUNTRIES FUND (WAFMX / WIFMX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.0%

	Aerospace & Defense 1.3%
354,038	Aselsan Elektronik Sanayi Ve Ticaret A.S. (Turkey)	$2,613,340

	Air Freight & Logistics 4.2%
6,065,527	Aramex PJSC (United Arab Emirates)	8,224,779

	Apparel, Accessories & Luxury Goods 0.9%
340,000	Phu Nhuan Jewelry JSC (Vietnam)	1,702,506

	Automobile Manufacturers 3.0%
531,618	Honda Atlas Cars Pakistan Ltd. (Pakistan)	2,721,783
198,970	Indus Motor Co. Ltd. (Pakistan)	3,225,061

		5,946,844

	Cable & Satellite 3.2%
29,713	Naspers Ltd., Class N (South Africa)	6,408,417

	Commercial Printing 0.0%
10,277	Novus Holdings Ltd. (South Africa)	4,957

	Commodity Chemicals 1.2%
91,365	Berger Paints Bangladesh Ltd. (Bangladesh)	2,338,409

	Construction Materials 2.2%
1,127,500	DG Khan Cement Co. Ltd. (Pakistan)	1,571,385
507,092	Lucky Cement Ltd. (Pakistan)	2,718,927

		4,290,312

	Consumer Finance 3.5%
2,245,200	Srisawad Corp. Public Co. Ltd. (Thailand)	4,039,340
884,500	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	2,965,334

		7,004,674

	Diversified Banks 19.0%
3,239,524	Banca Transilvania S.A. (Romania)	1,850,823
30,559	Banco Macro S.A., ADR (Argentina)	3,586,099
446,190	Bank for Foreign Trade of Vietnam JSC (Vietnam)	738,202
1,929,879	CIMB Group Holdings Berhad (Malaysia)	2,879,393
658,651	Commercial International Bank S.A.E (Egypt)	3,043,229
32,472	Credicorp Ltd. (Peru)	6,657,410
80,473	Grupo Financiero Galicia S.A., ADR (Argentina)	4,147,578
206,025	Grupo Supervielle S.A., ADR (Argentina)	5,086,757
2,137,182	National Bank of Kuwait SAK (Kuwait)	5,387,199
155,482	TBC Bank Group plc (Georgia)	3,458,540
387,794	United Bank Ltd. (Pakistan)	691,865

		37,527,095

	Diversified Real Estate Activities 5.0%
9,340,826	Ayala Land, Inc. (Philippines)	7,998,621
824,787	Consultatio S.A. (Argentina)	1,858,165

		9,856,786

	Electric Utilities 3.2%
97,708	Pampa Energia S.A., ADR* (Argentina)	6,360,791

	Food Retail 5.7%
129,432	BIM Birlesik Magazalar A.S. (Turkey)	2,697,295
2,559,716	Philippine Seven Corp. (Philippines)	8,566,063

		11,263,358

Shares		Value

	Health Care Facilities 5.2%
281,273	NMC Health plc (United Arab Emirates)	$10,368,674

	Industrial Conglomerates 1.6%
187,205	SM Investments Corp. (Philippines)	3,254,009

	Internet Software & Services 4.1%
31,273	MercadoLibre, Inc. (Brazil)	8,097,518

	Marine Ports & Services 0.3%
29,225	DP World Ltd. (United Arab Emirates)	656,393

	Multi-Sector Holdings 2.7%
278,030	Ayala Corp. (Philippines)	5,308,893

	Oil & Gas Storage & Transportation 4.6%
450,422	Transportadora de Gas del Sur S.A., ADR* (Argentina)	9,148,071

	Packaged Foods & Meats 6.2%
1,691,959	Century Pacific Food, Inc. (Philippines)	562,881
1,038,503	Olympic Industries Ltd. (Bangladesh)	3,452,086
1,247,805	Vietnam Dairy Products JSC (Vietnam)	8,191,869

		12,206,836

	Pharmaceuticals 6.6%
273,310	Abbott Laboratories Pakistan Ltd. (Pakistan)	2,049,015
1,576,262	Beximco Pharmaceuticals Ltd. (Bangladesh)	2,057,497
651,499	DHG Pharmaceutical JSC (Vietnam)	3,053,028
539,700	Searle Company Ltd. (The) (Pakistan)	2,068,760
1,027,785	Square Pharmaceuticals Ltd. (Bangladesh)	3,831,803

		13,060,103

	Real Estate Operating Companies 1.1%
3,209,109	SM Prime Holdings, Inc. (Philippines)	2,176,277

	Restaurants 1.9%
37,684	AmRest Holdings SE* (Poland)	3,748,778

	Technology Distributors 3.0%
2,777,400	FPT Corp. (Vietnam)	5,957,726

	Wireless Telecommunication Services 4.3%
475,885	GrameenPhone Ltd. (Bangladesh)	2,406,145
24,842,338	Safaricom Ltd. (Kenya)	6,020,925

		8,427,070

	Total Common Stocks (cost $133,612,402)	185,952,616

	PREFERRED STOCKS 3.6%

	Diversified Banks 3.6%
622,344	Banco Davivienda S.A., 2.86% (Colombia)	7,048,647

	Total Preferred Stocks (cost $6,268,387)	7,048,647

SEPTEMBER 30, 2017

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.3%

	Repurchase Agreement 1.3%
$2,545,919	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $2,625,000 of United States Treasury Notes 2.000% due 2/15/25; value: $2,600,640; Repurchase proceeds: $2,545,944 (cost $2,545,919)	$2,545,919

	Total Short-Term Investments (cost $2,545,919)	2,545,919

	Total Investments (cost $142,426,708) 98.9%§	195,547,182

	Other Assets less Liabilities 1.1%	2,217,051

	NET ASSETS 100.0%	$197,764,233

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 2.96%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Frontier Emerging Small Countries Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	15.6
Bangladesh	7.3
Brazil	4.2
Colombia	3.7
Egypt	1.6
Georgia	1.8
Kenya	3.1
Kuwait	2.8
Malaysia	1.5
Mexico	1.5
Pakistan	7.8
Peru	3.4
Philippines	14.4
Poland	1.9
Romania	1.0
South Africa	3.3
Thailand	2.1
Turkey	2.8
United Arab Emirates	10.0
Vietnam	10.2

TOTAL	100.0%

WASATCH GLOBAL OPPORTUNITIES FUND (WAGOX / WIGOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 100.1%

	Airlines 2.0%
9,983	Allegiant Travel Co.	$1,314,761
21,275	Spirit Airlines, Inc.*	710,798

		2,025,559

	Apparel, Accessories & Luxury Goods 1.0%
29,892	Ted Baker plc (United Kingdom)	1,061,464

	Application Software 8.4%
15,655	AVEVA Group plc (United Kingdom)	510,807
55,866	Callidus Software, Inc.*	1,377,097
23,050	Globant S.A.* (Argentina)	923,614
21,942	HubSpot, Inc.*	1,844,225
5,915	Tyler Technologies, Inc.*	1,031,103
9,492	Ultimate Software Group, Inc. (The)*	1,799,683
41,520	Zendesk, Inc.*	1,208,647

		8,695,176

	Automotive Retail 1.2%
22,526	Monro, Inc.	1,262,582

	Biotechnology 7.5%
69,937	Abcam plc (United Kingdom)	955,898
28,921	Exact Sciences Corp.*	1,362,758
6,985	Medytox, Inc. (Korea)	3,015,744
83,126	Sangamo Therapeutics Inc.*	1,246,890
20,561	Seattle Genetics, Inc.*	1,118,724

		7,700,014

	Building Products 4.7%
159,589	Somany Ceramics Ltd. (India)	2,079,152
31,121	Trex Co., Inc.*	2,803,069

		4,882,221

	Consumer Finance 5.4%
39,021	Bajaj Finance Ltd. (India)	1,096,854
4,453	Credit Acceptance Corp.*	1,247,597
784,083	Srisawad Corp. Public Co. Ltd. (Thailand)	1,410,644
524,800	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	1,759,420

		5,514,515

	Data Processing & Outsourced Services 0.5%
7,700	GMO Payment Gateway, Inc. (Japan)	481,742

	Diversified Chemicals 1.0%
85,230	Pidilite Industries Ltd. (India)	1,038,039

	Diversified Real Estate Activities 1.0%
50,234	Patrizia Immobilien AG* (Germany)	1,046,721

	Diversified Support Services 2.0%
60,851	Copart, Inc.*	2,091,449

	Drug Retail 1.1%
6,290	Ain Holdings, Inc. (Japan)	433,774
3,070	Cosmos Pharmaceutical Corp. (Japan)	685,344

		1,119,118

	Electrical Components & Equipment 1.1%
60,841	Voltronic Power Technology Corp. (Taiwan)	1,091,462

	Fertilizers & Agricultural Chemicals 0.7%
64,363	UPL Ltd. (India)	766,700

	Food Retail 0.0%
2,654	Avenue Supermarts Ltd.* (India)	44,125

Shares		Value

	General Merchandise Stores 3.4%
44,239	Ollie’s Bargain Outlet Holdings, Inc.*	$2,052,690
25,584	Seria Co. Ltd. (Japan)	1,421,017

		3,473,707

	Health Care Equipment 2.3%
5,171	Cantel Medical Corp.	486,953
8,992	Cochlear Ltd. (Australia)	1,122,960
28,191	DIO Corp.* (Korea)	747,018

		2,356,931

	Health Care Facilities 1.9%
88,521	Ensign Group, Inc. (The)	1,999,689

	Health Care Services 0.7%
57,395	Dr. Lal PathLabs Ltd. (India)	698,590

	Health Care Supplies 0.9%
13,926	Sartorius Stedim Biotech (France)	964,506

	Health Care Technology 0.5%
19,180	M3, Inc. (Japan)	546,296

	Highways & Railtracks 1.6%
450,000	EcoRodovias Infraestrutura e Logistica S.A. (Brazil)	1,621,174

	Homebuilding 3.1%
21,242	Installed Building Products, Inc.*	1,376,482
36,711	LGI Homes, Inc.*	1,783,053

		3,159,535

	Industrial Machinery 1.3%
392,767	Rotork plc (United Kingdom)	1,370,505

	Internet & Direct Marketing Retail 4.1%
81,407	MakeMyTrip Ltd.* (India)	2,340,451
19,724	Wayfair, Inc., Class A*	1,329,398
33,975	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	518,117

		4,187,966

	Internet Software & Services 9.2%
12,978	Cimpress N.V.*	1,267,431
40,057	Envestnet, Inc.*	2,042,907
39,898	Gurunavi, Inc. (Japan)	577,949
12,260	MercadoLibre, Inc. (Brazil)	3,174,482
8,872	Rightmove plc (United Kingdom)	480,889
27,115	SMS Co. Ltd. (Japan)	863,873
3,249	XING SE (Germany)	1,017,599

		9,425,130

	IT Consulting & Other Services 1.1%
23,619	Luxoft Holding, Inc.* (Switzerland)	1,128,988

	Life & Health Insurance 1.7%
295,966	ICICI Prudential Life Insurance Co. Ltd. (India)	1,760,753

	Managed Health Care 2.5%
50,842	HealthEquity, Inc.*	2,571,588

	Movies & Entertainment 0.9%
12,437	Loen Entertainment, Inc. (Korea)	949,049

	Office Services & Supplies 1.9%
4,899	3M India Ltd.* (India)	1,080,004
216,710	IWG plc (United Kingdom)	898,761

		1,978,765

	Packaged Foods & Meats 1.5%
209,800	Manpasand Beverages Ltd. (India)	1,517,613

SEPTEMBER 30, 2017

Shares		Value

	Pharmaceuticals 2.5%
13,782	Intra-Cellular Therapies, Inc.*	$217,480
11,565	Ipsen S.A. (France)	1,537,043
70,167	Natco Pharma Ltd. (India)	845,398

		2,599,921

	Regional Banks 5.7%
17,755	Eagle Bancorp, Inc.*	1,190,473
37,319	Metro Bank plc* (United Kingdom)	1,690,251
10,552	Signature Bank*	1,351,078
18,626	Texas Capital Bancshares, Inc.*	1,598,111

		5,829,913

	Research & Consulting Services 1.7%
36,600	Nihon M&A Center, Inc. (Japan)	1,788,936

	Restaurants 0.9%
25,170	Domino’s Pizza Enterprises Ltd. (Australia)	904,640

	Semiconductors 4.0%
44,090	Cavium, Inc.*	2,907,294
12,052	Melexis N.V. (Belgium)	1,165,181

		4,072,475

	Specialized Finance 1.0%
19,146	Banca IFIS S.p.A. (Italy)	1,046,802

	Specialty Chemicals 2.3%
18,124	Frutarom Industries Ltd. (Israel)	1,394,100
91,925	Hexpol AB (Sweden)	967,228

		2,361,328

	Specialty Stores 1.7%
19,748	Five Below, Inc.*	1,083,770
58,449	XXL ASA (Norway)	636,632

		1,720,402

	Trading Companies & Distributors 1.9%
33,000	MISUMI Group, Inc. (Japan)	868,953
39,400	MonotaRO Co. Ltd. (Japan)	1,053,935

		1,922,888

	Trucking 2.2%
55,475	Knight-Swift Transportation Holdings, Inc.*	2,304,986

	Total Common Stocks (cost $65,507,888)	103,083,963

	WARRANTS 0.0%

	Consumer Finance 0.0%
89,968	Srisawad Corp. Public Co. Ltd., expiring 05/29/20* (Thailand)	32,103

	Total Warrants (cost $0)	32,103

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.2%

	Repurchase Agreement 0.2%
$170,608	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $175,000 of United States Treasury Notes 2.250% due 2/15/27; value: $174,697; repurchase proceeds: $170,610 (cost $170,608)	$170,608

	Total Short-Term Investments (cost $170,608)	170,608

	Total Investments (cost $65,678,496) 100.3%§	103,286,674

	Liabilities less Other Assets (0.3%)	(289,977)

	NET ASSETS 100.0%	$102,996,697

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.35%. See Notes to Financial Statements.

At September 30, 2017, Wasatch Global Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.9
Australia	2.0
Belgium	1.1
Brazil	4.6
France	2.4
Germany	2.0
India	12.9
Israel	1.3
Italy	1.0
Japan	9.0
Korea	4.6
Mexico	1.7
Norway	0.6
Sweden	0.9
Switzerland	1.1
Taiwan	1.1
Thailand	1.4
United Kingdom	6.8
United States	44.6

TOTAL	100.0%

WASATCH INTERNATIONAL GROWTH FUND (WAIGX / WIIGX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Airport Services 0.7%
1,725,872	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Mexico)	$9,546,792

	Apparel Retail 0.3%
93,960	Tokyo Base Co. Ltd.* (Japan)	4,525,778

	Apparel, Accessories & Luxury Goods 2.7%
727,130	Moncler S.p.A. (Italy)	20,986,431
504,171	Ted Baker plc (United Kingdom)	17,903,104

		38,889,535

	Application Software 2.8%
461,347	Aveva Group plc (United Kingdom)	15,053,284
1,290,333	Computer Modelling Group Ltd. (Canada)	9,472,611
45,170	Nemetschek SE (Germany)	3,671,386
3,397,119	Technology One Ltd. (Australia)	13,376,792
14,913	WiseTech Global Ltd. (Australia)	101,771

		41,675,844

	Asset Management & Custody Banks 0.6%
636,452	Burford Capital Ltd. (United Kingdom)	8,826,949

	Biotechnology 4.2%
2,824,168	Abcam plc (United Kingdom)	38,600,710
53,686	Medytox, Inc. (Korea)	23,178,703

		61,779,413

	Data Processing & Outsourced Services 0.7%
169,200	GMO Payment Gateway, Inc. (Japan)	10,585,808

	Diversified Real Estate Activities 1.6%
1,141,752	Patrizia Immobilien AG* (Germany)	23,790,576

	Drug Retail 5.3%
181,828	Ain Holdings, Inc. (Japan)	12,539,305
1,338,623	Clicks Group Ltd. (South Africa)	15,624,972
128,537	Cosmos Pharmaceutical Corp. (Japan)	28,694,507
871,900	Raia Drogasil S.A. (Brazil)	20,647,112

		77,505,896

	Electric Utilities 0.4%
111,864	Direct Energie (France)	6,325,027

	Electrical Components & Equipment 1.6%
891,448	Amara Raja Batteries Ltd. (India)	9,669,863
804,364	Voltronic Power Technology Corp. (Taiwan)	14,429,957

		24,099,820

	Electronic Equipment & Instruments 2.4%
814,212	Ai Holdings Corp. (Japan)	20,332,688
1,028,147	Halma plc (United Kingdom)	15,430,423

		35,763,111

	Electronic Manufacturing Services 1.3%
1,449,500	Venture Corp. Ltd. (Singapore)	18,850,072

	Fertilizers & Agricultural Chemicals 1.0%
1,285,377	UPL Ltd. (India)	15,311,571

	General Merchandise Stores 3.5%
2,162,575	B&M European Value Retail S.A. (United Kingdom)	11,232,063
722,926	Seria Co. Ltd. (Japan)	40,153,633

		51,385,696

Shares		Value

	Health Care Distributors 1.2%
344,200	Japan Lifeline Co. Ltd. (Japan)	$17,007,350

	Health Care Equipment 2.1%
247,855	Cochlear Ltd. (Australia)	30,953,198

	Health Care Services 0.5%
563,871	Dr. Lal PathLabs Ltd. (India)	6,863,222

	Health Care Supplies 1.4%
2,653,565	Nanosonics Ltd.* (Australia)	5,432,600
209,341	Sartorius Stedim Biotech (France)	14,498,824

		19,931,424

	Health Care Technology 1.1%
464,160	M3, Inc. (Japan)	13,220,465
120,240	RaySearch Laboratories AB* (Sweden)	2,561,313

		15,781,778

	Home Furnishings 0.8%
1,159,774	Nien Made Enterprise Co. Ltd. (Taiwan)	11,894,530

	Home Furnishing Retail 0.9%
286,108	Maisons du Monde S.A. (France)	12,577,532

	Hotels, Resorts & Cruise Lines 2.4%
810,447	Corporate Travel Management Ltd. (Australia)	13,896,719
17,421,713	Minor International Public Co. Ltd. (Thailand)	21,287,401

		35,184,120

	Household Products 0.6%
258,284	Pigeon Corp. (Japan)	8,825,612

	Human Resource & Employment Services 2.2%
254,273	51job, Inc. ADR* (China)	15,411,486
449,000	en-japan, Inc. (Japan)	16,459,676

		31,871,162

	Industrial Machinery 2.3%
6,476,553	Rotork plc (United Kingdom)	22,599,015
127,811	Stabilus S.A. (Germany)	11,599,887

		34,198,902

	Internet & Direct Marketing Retail 1.9%
119,567	ASOS plc* (United Kingdom)	9,541,084
1,286,551	Trade Me Group Ltd. (New Zealand)	4,246,791
306,725	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	4,677,539
58,819	zooplus AG* (Germany)	9,906,343

		28,371,757

	Internet Software & Services 7.7%
619,826	Gurunavi, Inc. (Japan)	8,978,595
1,454,500	Infomart Corp. (Japan)	10,444,221
184,568	Rightmove plc (United Kingdom)	10,004,135
426,126	Scout24 AG (Germany)	17,425,891
899,255	SMS Co. Ltd. (Japan)	28,649,892
83,977	XING SE (Germany)	26,301,899
2,105,806	ZPG plc (United Kingdom)	10,206,374

		112,011,007

	IT Consulting & Other Services 1.0%
798,691	Altran Technologies S.A. (France)	14,688,223

	Leisure Products 0.0%
8,488	Yonex Co. Ltd. (Japan)	63,288

	Life & Health Insurance 1.1%
1,815,561	Max Financial Services Ltd.* (India)	16,426,769

SEPTEMBER 30, 2017

Shares		Value

	Life Sciences Tools & Services 2.7%
1,885,473	Clinigen Group plc (United Kingdom)	$26,932,838
58,466	Tecan Group AG (Switzerland)	12,099,537

		39,032,375

	Movies & Entertainment 1.7%
566,699	CTS Eventim AG & Co KGaA (Germany)	24,735,040

	Office Services & Supplies 1.4%
4,903,752	IWG plc (United Kingdom)	20,337,321

	Oil & Gas Equipment & Services 2.4%
650,859	Pason Systems, Inc. (Canada)	9,796,139
433,061	ShawCor Ltd. (Canada)	9,582,700
634,740	TGS-NOPEC Geophysical Co. ASA (Norway)	15,102,421

		34,481,260

	Other Diversified Financial Services 0.6%
48,965	Hypoport AG* (Germany)	8,614,210

	Packaged Foods & Meats 2.6%
44,034	Kotobuki Spirits Co. Ltd. (Japan)	1,571,175
16,225,449	Vitasoy International Holdings Ltd. (China)	36,141,484

		37,712,659

	Pharmaceuticals 2.3%
251,667	Ipsen S.A. (France)	33,447,727

	Property & Casualty Insurance 0.3%
2,829,506	Qualitas Controladora S.A.B. de C.V. (Mexico)	4,649,029

	Regional Banks 2.8%
680,283	Canadian Western Bank (Canada)	18,378,954
487,069	Metro Bank plc* (United Kingdom)	22,060,319

		40,439,273

	Research & Consulting Services 2.2%
664,064	Nihon M&A Center, Inc. (Japan)	32,458,138

	Restaurants 0.8%
328,842	Domino’s Pizza Enterprises Ltd. (Australia)	11,818,977

	Semiconductor Equipment 0.7%
389,900	Japan Material Co. Ltd. (Japan)	10,277,213

	Semiconductors 2.8%
200,671	Melexis N.V. (Belgium)	19,400,762
934,999	Silergy Corp. (Taiwan)	21,429,373

		40,830,135

	Soft Drinks 1.3%
625,111	Fevertree Drinks plc (United Kingdom)	18,319,370

	Specialized Finance 1.2%
327,680	Banca IFIS S.p.A. (Italy)	17,915,809

	Specialty Chemicals 4.6%
305,629	Chr. Hansen Holding A/S (Denmark)	26,212,374
273,331	Frutarom Industries Ltd. (Israel)	21,024,656
1,873,405	Hexpol AB (Sweden)	19,711,821

		66,948,851

	Specialty Stores 1.0%
1,287,977	XXL ASA (Norway)	14,028,753

	Systems Software 1.0%
246,740	Kinaxis, Inc.* (Canada)	14,574,024

	Technology Hardware, Storage & Peripherals 0.8%
843,305	Ennoconn Corp. (Taiwan)	12,097,272

Shares		Value

	Thrifts & Mortgage Finance 1.8%
1,159,427	PNB Housing Finance Ltd. (India)	$25,847,483

	Trading Companies & Distributors 6.2%
1,084,318	Diploma plc (United Kingdom)	15,459,765
1,428,715	MISUMI Group, Inc. (Japan)	37,620,818
752,212	MonotaRO Co. Ltd. (Japan)	20,121,379
706,946	Richelieu Hardware Ltd. (Canada)	17,779,175

		90,981,137

	Total Common Stocks (cost $933,021,945)	1,425,057,818

	Total Investments (cost $933,021,945) 97.5%§	1,425,057,818

	Other Assets less Liabilities 2.5%	36,415,104

	NET ASSETS 100.0%	$1,461,472,922

*Non-income producing.

§The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.44%.

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch International Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	5.3
Belgium	1.4
Brazil	1.5
Canada	5.6
China	3.6
Denmark	1.8
France	5.7
Germany	8.8
India	5.2
Israel	1.5
Italy	2.7
Japan	23.0
Korea	1.6
Mexico	1.0
New Zealand	0.3
Norway	2.0
Singapore	1.3
South Africa	1.1
Sweden	1.6
Switzerland	0.9
Taiwan	4.2
Thailand	1.5
United Kingdom	18.4

TOTAL	100.0%

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.4%

	Advertising 1.2%
14,646,600	Plan B Media Public Co. Ltd. (Thailand)	$2,657,030
242,000	Vector, Inc. (Japan)	3,445,314

		6,102,344

	Aerospace & Defense 0.5%
183,082	Avon Rubber plc (United Kingdom)	2,299,967

	Air Freight & Logistics 2.8%
1,258,273	Allcargo Logistics Ltd. (India)	3,282,451
1,027,553	Freightways Ltd. (New Zealand)	5,774,329
26,512	ID Logistics Group* (France)	4,731,516

		13,788,296

	Apparel Retail 1.1%
114,740	Tokyo Base Co. Ltd.* (Japan)	5,526,690

	Apparel, Accessories & Luxury Goods 0.2%
316,991	Bon Fame Co. Ltd. (Taiwan)	842,550

	Application Software 5.7%
424,134	Computer Modelling Group Ltd. (Canada)	3,113,659
65,760	Esker S.A. (France)	3,781,164
759,306	Fortnox AB (Sweden)	3,691,699
814,938	GB Group plc (United Kingdom)	4,018,620
80,342	Lectra (France)	2,522,038
460,135	Linx S.A. (Brazil)	2,841,748
351,387	Logo Yazilim Sanayi Ve Ticaret A.S.* (Turkey)	5,355,201
134,300	Systena Corp. (Japan)	3,348,996

		28,673,125

	Asset Management & Custody Banks 2.0%
1,778,200	Peregrine Holdings Ltd. (South Africa)	3,846,993
565,900	Sanne Group plc (United Kingdom)	6,032,322

		9,879,315

	Auto Parts & Equipment 1.9%
1,023,000	Hota Industrial Manufacturing Co. Ltd. (Taiwan)	4,824,198
818,609	Hu Lane Associate, Inc. (Taiwan)	4,589,221

		9,413,419

	Automobile Manufacturers 0.5%
626,200	PAK Suzuki Motor Co. Ltd. (Pakistan)	2,721,704

	Automotive Retail 1.2%
3,864,000	China Meidong Auto Holdings Ltd. (China)	1,429,535
1,764,500	Hascol Petroleum Ltd. (Pakistan)	4,696,961

		6,126,496

	Brewers 3.1%
685,845	Carlsberg Brewery Malaysia Berhad, Class B (Malaysia)	2,410,406
183,082	Kopparbergs Bryggeri AB, Class B (Sweden)	4,900,229
50,645	Olvi Oyj, Class A (Finland)	1,735,863
117,246	Royal Unibrew A/S (Denmark)	6,424,439

		15,470,937

	Building Products 0.8%
2,828,760	Concepcion Industrial Corp. (Philippines)	3,833,899

	Commodity Chemicals 2.7%
980,135	Berger Paints India Ltd. (India)	3,676,257
420,387	Gulf Oil Lubricants India Ltd. (India)	4,955,572
288,077	Supreme Industries Ltd. (India)	4,890,076

		13,521,905

Shares		Value

	Communications Equipment 1.3%
455,000	Advanced Ceramic X Corp. (Taiwan)	$6,331,948

	Consumer Finance 2.0%
44,428	Ferratum Oyj (Germany)	1,404,628
157,228	Gruppo MutuiOnline S.p.A. (Italy)	2,465,936
1,816,862	Unifin Financiera S.A.B. de C.V. SOFOM ENR (Mexico)	6,091,127

		9,961,691

	Department Stores 0.4%
184,908	Poya International Co. Ltd. (Taiwan)	2,207,383

	Diversified Banks 1.4%
6,834,169	BRAC Bank Ltd. (Bangladesh)	7,163,175

	Diversified Support Services 2.1%
876,708	Clipper Logistics plc (United Kingdom)	4,728,522
585,900	Prestige International, Inc. (Japan)	5,847,285

		10,575,807

	Drug Retail 1.1%
1,150,435	Green Cross Health Ltd. (New Zealand)	1,786,563
65,900	Kusuri no Aoki Holdings Co. Ltd. (Japan)	3,912,126

		5,698,689

	Electrical Components & Equipment 2.8%
252,355	Amara Raja Batteries Ltd. (India)	2,737,387
2,638,500	Pak Elektron Ltd. (Pakistan)	1,901,723
8,124,000	Ten Pao Group Holdings Ltd. (Hong Kong)	2,943,177
350,627	Voltronic Power Technology Corp. (Taiwan)	6,290,103

		13,872,390

	Electronic Equipment & Instruments 2.4%
27,696	Isra Vision AG (Germany)	5,229,243
743,876	Smart Metering Systems plc (United Kingdom)	6,927,714

		12,156,957

	Financial Exchanges & Data 0.6%
912,529	Morningstar Japan KK (Japan)	2,765,362

	Food Retail 5.1%
22,250,161	7-Eleven Malaysia Holdings Berhad, Class B (Malaysia)	8,220,308
3,163,203	Philippine Seven Corp. (Philippines)	10,585,626
79,639	Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (Israel)	4,072,621
3,661,600	Sheng Siong Group Ltd. (Singapore)	2,483,447

		25,362,002

	General Merchandise Stores 1.2%
106,144	Seria Co. Ltd. (Japan)	5,895,579

	Health Care Equipment 1.1%
74,735	DIO Corp.* (Korea)	1,980,362
9,231	STRATEC Biomedical AG (Germany)	552,270
80,358	Vieworks Co. Ltd. (Korea)	2,746,772

		5,279,404

	Health Care Facilities 0.7%
2,150,712	Cleopatra Hospital* (Egypt)	3,311,468

	Health Care Supplies 1.4%
1,033,987	Advanced Medical Solutions Group plc (United Kingdom)	4,014,608
1,472,451	Nanosonics Ltd.* (Australia)	3,014,525

		7,029,133

SEPTEMBER 30, 2017

Shares		Value

	Health Care Technology 1.4%
80,043	Nexus AG (Germany)	$2,506,975
348,700	Onyx Healthcare, Inc. (Taiwan)	2,156,089
33,070	Pro Medicus Ltd. (Australia)	153,047
102,402	RaySearch Laboratories AB* (Sweden)	2,181,334

		6,997,445

	Home Improvement Retail 2.6%
459,160	Byggmax Group AB (Sweden)	3,861,614
3,688,989	Italtile Ltd. (South Africa)	3,583,064
59,630,900	PT Ace Hardware Indonesia Tbk (Indonesia)	5,379,133

		12,823,811

	Hotels, Resorts & Cruise Lines 0.4%
835,773	Byke Hospitality Ltd. (The) (India)	2,207,787

	Human Resource & Employment Services 1.0%
134,588	en-japan, Inc. (Japan)	4,933,797

	Industrial Machinery 1.2%
34,573	Aumann AG* (Germany)	3,489,601
91,204	va-Q-tec AG* (Germany)	2,455,010

		5,944,611

	Insurance Brokers 1.3%
1,220,966	Wiz Solucoes e Corretagem de Seguros S.A. (Brazil)	6,630,761

	Internet & Direct Marketing Retail 7.3%
156,915	Evolable Asia Corp. (Japan)	3,288,208
488,500	On the Beach Group plc (United Kingdom)	2,585,629
236,400	Open Door, Inc.* (Japan)	9,621,968
952,421	Trade Me Group Ltd. (New Zealand)	3,143,858
1,092,560	Webjet Ltd. (Australia)	9,238,502
561,889	Yume No Machi Souzou Iinkai Co. Ltd. (Japan)	8,568,776

		36,446,941

	Internet Software & Services 6.9%
227,961	Gurunavi, Inc. (Japan)	3,302,168
1,288,600	Infomart Corp. (Japan)	9,252,955
72,800	Itokuro, Inc.* (Japan)	3,179,844
232,093	Rakus Co. Ltd. (Japan)	4,269,562
273,731	SMS Co. Ltd. (Japan)	8,720,957
18,123	XING SE (Germany)	5,676,189

		34,401,675

	Investment Banking & Brokerage 1.2%
125,183	M&A Capital Partners Co. Ltd.* (Japan)	6,218,822

	IT Consulting & Other Services 1.3%
50,681	CANCOM SE (Germany)	3,803,643
212,496	eWork Group AB (Sweden)	2,778,527

		6,582,170

	Life Sciences Tools & Services 1.0%
1,599,141	Horizon Discovery Group plc* (United Kingdom)	4,864,265

	Office Services & Supplies 0.5%
3,371,300	Riverstone Holdings Ltd. (Singapore)	2,597,227

	Oil & Gas Refining & Marketing 0.3%
5,156	Hankook Shell Oil Co. Ltd. (Korea)	1,755,656

	Other Diversified Financial Services 1.6%
45,573	Hypoport AG* (Germany)	8,017,470

Shares		Value

	Packaged Foods & Meats 4.3%
257,500	Dutch Lady Milk Industries Berhad (Malaysia)	$3,680,924
175,000	Kotobuki Spirits Co. Ltd. (Japan)	6,244,168
166,215	Nestlé Lanka plc (Sri Lanka)	1,845,868
29,364,454	PT Nippon Indosari Corpindo Tbk (Indonesia)	2,746,990
2,263,120	Vitasoy International Holdings Ltd. (China)	5,041,002
2,383,000	Yihai International Holding Ltd. (China)	1,909,670

		21,468,622

	Personal Products 2.6%
8,954,830	Karex Berhad (Malaysia)	3,202,319
283,604	Sarantis S.A. (Greece)	4,153,025
935,521	TCI Co. Ltd. (Taiwan)	5,892,511

		13,247,855

	Pharmaceuticals 0.9%
22,330,405	PT Kimia Farma Persero Tbk (Indonesia)	4,542,677

	Real Estate Operating Companies 0.6%
215,000	Japan Property Management Center Co. Ltd. (Japan)	2,936,725

	Real Estate Services 0.5%
452,993	Purplebricks Group plc* (United Kingdom)	2,352,165

	Regional Banks 1.0%
826,926	Banregio Grupo Financiero S.A.B. de C.V. (Mexico)	4,924,773

	Research & Consulting Services 0.5%
45,703	Akka Technologies (France)	2,665,709

	Restaurants 4.9%
90,266	AmRest Holdings SE* (Poland)	8,979,599
212,200	Arcland Service Holdings Co. Ltd. (Japan)	4,459,925
63,900	Kura Corp. (Japan)	2,856,405
548,434	Patisserie Holdings plc (United Kingdom)	2,535,409
1,199,613	Restaurant Brands New Zealand Ltd. (New Zealand)	5,909,398

		24,740,736

	Semiconductor Equipment 0.9%
180,200	Japan Material Co. Ltd. (Japan)	4,749,817

	Soft Drinks 0.6%
54,337,320	Pepsi-Cola Products Philippines, Inc. (Philippines)	3,187,536

	Specialty Chemicals 2.5%
726,174	DuluxGroup Ltd. (Australia)	3,987,275
647,743	Scapa Group plc (United Kingdom)	3,836,451
1,174,929	SH Kelkar & Co. Ltd. (India)	4,501,316

		12,325,042

	Specialty Stores 0.2%
109,726	Gear4Music Holdings plc* (United Kingdom)	1,238,751

	Technology Hardware, Storage & Peripherals 0.3%
24,211	MGI Digital Graphic Technology* (France)	1,522,317

	Thrifts & Mortgage Finance 2.3%
184,027	Can Fin Homes Ltd. (India)	7,474,336
88,892	Equitable Group, Inc. (Canada)	3,989,543

		11,463,879

	Total Common Stocks (cost $373,980,301)	487,600,677

WASATCH INTERNATIONAL OPPORTUNITIES FUND (WAIOX / WIIOX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 1.4%

	Repurchase Agreement 1.4%
$6,840,234	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $6,875,000 of United States Treasury Notes 2.250% due 11/15/24; value: $6,980,284; repurchase proceeds: $6,840,302 (cost $6,840,234)	$6,840,234

	Total Short-Term Investments (cost $6,840,234)	6,840,234

	Total Investments (cost $380,820,535) 98.8%	494,440,911

	Other Assets less Liabilities 1.2%	6,233,193

	NET ASSETS 100.0%	$500,674,104

	*Non-income producing. §The aggregate amount of foreign securities fair valued pursuant to a systematic valuation model as a percent of net assets was 1.47%. See Notes to Financial Statements.

At September 30, 2017, Wasatch International Opportunities Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	3.4
Bangladesh	1.5
Brazil	1.9
Canada	1.5
China	1.7
Denmark	1.3
Egypt	0.7
Finland	0.4
France	3.1
Germany	6.8
Greece	0.9
Hong Kong	0.6
India	6.9
Indonesia	2.6
Israel	0.8
Italy	0.5
Japan	23.3
Korea	1.3
Malaysia	3.6
Mexico	2.3
New Zealand	3.4
Pakistan	1.9
Philippines	3.6
Poland	1.8
Singapore	1.0
South Africa	1.5
Sri Lanka	0.4
Sweden	3.6
Taiwan	6.8
Thailand	0.5
Turkey	1.1
United Kingdom	9.3

TOTAL	100.0%

WASATCH LARGE CAP VALUE FUND (FMIEX / WILCX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.5%

	Communications Equipment 3.8%
205,925	Cisco Systems, Inc.	$6,925,258

	Diversified Banks 16.9%
77,794	Citigroup, Inc.	5,658,736
224,461	ING Groep N.V., ADR (Netherlands)	4,134,572
56,774	JPMorgan Chase & Co.	5,422,485
347,300	Nordea Bank AB (Sweden)	4,707,476
85,428	US Bancorp	4,578,086
109,275	Wells Fargo & Co.	6,026,516

		30,527,871

	Diversified REITs 1.1%
86,527	Select Income REIT	2,026,462

	Drug Retail 3.0%
66,993	CVS Health Corp.	5,447,871

	Electric Utilities 7.9%
77,613	Duke Energy Corp.	6,513,283
206,709	Exelon Corp.	7,786,728

		14,300,011

	Electrical Components & Equipment 2.3%
53,734	Eaton Corp. plc	4,126,234

	Health Care Equipment 2.4%
54,793	Medtronic plc	4,261,252

	Health Care REITs 1.6%
133,259	Sabra Health Care REIT, Inc.	2,923,702

	Household Products 3.7%
72,782	Procter & Gamble Co. (The)	6,621,706

	Hypermarkets & Super Centers 3.6%
84,168	Wal-Mart Stores, Inc.	6,576,888

	Industrial Conglomerates 2.1%
157,736	General Electric Co.	3,814,056

	Integrated Oil & Gas 10.4%
64,234	Chevron Corp.	7,547,495
95,546	Royal Dutch Shell plc ADR (Netherlands)	5,788,177
152,221	Suncor Energy, Inc. (Canada)	5,332,301

		18,667,973

	Integrated Telecommunication Services 1.5%
54,476	Verizon Communications, Inc.	2,696,017

	Oil & Gas Equipment & Services 3.2%
81,957	Schlumberger Ltd.	5,717,320

	Pharmaceuticals 12.0%
206,600	Astellas Pharma, Inc. (Japan)	2,628,286
56,304	Johnson & Johnson	7,320,083
39,455	Novartis AG (Switzerland)	3,377,724
230,941	Pfizer, Inc.	8,244,594

		21,570,687

	Property & Casualty Insurance 2.2%
68,073	Axis Capital Holdings Ltd.	3,901,264

	Regional Banks 2.1%
27,743	PNC Financial Services Group, Inc. (The)	3,738,924

	Reinsurance 2.5%
20,750	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	4,436,470

	Specialized REITs 2.3%
58,254	EPR Properties	4,062,634

Shares		Value

	Systems Software 3.2%
120,109	Oracle Corp.	$5,807,270

	Technology Hardware, Storage & Peripherals 2.1%
24,301	Apple, Inc.	3,745,270

	Tobacco 1.0%
20,000	KT&G Corp. (Korea)	1,842,232

	Water Utilities 1.5%
1,950,000	Guangdong Investment Ltd. (China)	2,780,864

	Wireless Telecommunication Services 5.1%
485,500	China Mobile Ltd. (China)	4,919,264
190,000	NTT DOCOMO, Inc. (Japan)	4,340,325

		9,259,589

	Total Common Stocks (cost $146,135,164)	175,777,825

Principal Amount		Value

	SHORT-TERM INVESTMENTS 3.0%

	Repurchase Agreement 3.0%
$5,442,486	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $5,565,000 of United States Treasury Notes 2.250% due 2/15/27; value: $5,555,367; repurchase proceeds: $5,442,540 (cost $5,442,486)	$5,442,486

	Total Short-Term Investments (cost $5,442,486)	5,442,486

	Total Investments (cost $151,577,650) 100.5%	181,220,311

	Liabilities less Other Assets (0.5%)	(896,850)

	NET ASSETS 100.0%	$180,323,461

	ADR American Depositary Receipt. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2017, Wasatch Large Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	3.0
China	4.4
Germany	2.5
Japan	4.0
Korea	1.1
Netherlands	5.6
Sweden	2.7
Switzerland	1.9
United States	74.8

TOTAL	100.0%

WASATCH LONG/SHORT FUND (FMLSX / WILSX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 89.9%

	Airlines 0.5%
6,985	Alaska Air Group, Inc.	$532,746

	Apparel, Accessories & Luxury Goods 4.3%
95,862	Michael Kors Holdings Ltd.*	4,586,997

	Automobile Manufacturers 2.5%
66,020	General Motors Co.††	2,665,888

	Biotechnology 6.2%
35,048	Amgen, Inc.	6,534,699

	Communications Equipment 3.3%
103,011	Cisco Systems, Inc.††	3,464,260

	Department Stores 1.3%
65,007	Macy’s, Inc.††	1,418,453

	Diversified Banks 3.4%
49,016	Citigroup, Inc.††	3,565,424

	Electrical Components & Equipment 1.1%
18,023	Emerson Electric Co.††	1,132,565

	Electronic Manufacturing Services 2.1%
59,785	Fabrinet*	2,215,632

	Fertilizers & Agricultural Chemicals 1.6%
79,995	Mosaic Co. (The)††	1,727,092

	Food Retail 2.7%
142,869	Kroger Co. (The)††	2,865,952

	Health Care Distributors 4.5%
31,351	McKesson Corp.††	4,815,827

	Health Care Equipment 4.3%
58,100	Medtronic plc	4,518,437

	Hotels, Resorts & Cruise Lines 1.9%
98,255	Extended Stay America, Inc.** ††	1,965,100

	Integrated Telecommunication Services 1.2%
26,665	Verizon Communications, Inc.††	1,319,651

	Internet Software & Services 1.9%
40,670	Akamai Technologies, Inc.* ††	1,981,442

	Oil & Gas Exploration & Production 7.0%
47,896	Anadarko Petroleum Corp.††	2,339,720
797,863	Bill Barrett Corp.* ††	3,422,832
269,169	Southwestern Energy Co.* ††	1,644,622

		7,407,174

	Pharmaceuticals 10.1%
19,231	Allergan plc††	3,941,393
25,948	Johnson & Johnson††	3,373,500
39,273	Novartis AG ADR (Switzerland)	3,371,587

		10,686,480

	Regional Banks 2.8%
100,728	KeyCorp††	1,895,701
8,349	PNC Financial Services Group, Inc. (The)††	1,125,195

		3,020,896

	Semiconductors 10.2%
56,567	Mellanox Technologies Ltd.*	2,667,134
101,495	QUALCOMM, Inc.††	5,261,501
93,891	Tower Semiconductor Ltd.* (Israel)	2,887,148

		10,815,783

Shares		Value

	Specialized REITs 3.0%
28,731	Iron Mountain, Inc.††	$1,117,636
81,746	Outfront Media, Inc.††	2,058,364

		3,176,000

	Steel 2.9%
87,891	Steel Dynamics, Inc.††	3,029,603

	Systems Software 4.1%
76,267	Barracuda Networks, Inc.* ††	1,847,949
38,062	Oracle Corp.††	1,840,298
5,906	VMware, Inc., Class A* ††	644,876

		4,333,123

	Technology Hardware, Storage & Peripherals 5.0%
34,256	Apple, Inc.††	5,279,535

	Thrifts & Mortgage Finance 2.0%
74,446	BofI Holding, Inc.* ††	2,119,478

	Total Common Stocks (cost $93,009,851)	95,178,237

	LIMITED PARTNERSHIP INTEREST 2.5%

	Asset Management & Custody Banks 2.5%
80,892	Blackstone Group L.P. (The)††	2,699,366

	Total Limited Partnership Interest (cost $2,453,448)	2,699,366

Principal Amount		Value
	SHORT-TERM INVESTMENTS 33.2%

	Repurchase Agreement 33.2%
$35,132,336	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $36,155,000 of United States Treasury Notes 2.000% due 2/15/25; value: $23,851,584; United States Treasury Notes 2.000% due 11/15/26; value: $4,802,649; United States Treasury Notes 2.250% due 2/15/27; value: $7,182,545; repurchase proceeds: $35,132,687 (cost $35,132,336)	$35,132,336

	Total Short-Term Investments (cost $35,132,336)	35,132,336

	Total Investments (cost $130,595,635) 125.6%	133,009,939

	Liabilities less Other Assets (25.6%)	(27,091,330)

	NET ASSETS 100.0%	$105,918,609

SEPTEMBER 30, 2017

Shares		Value

	SECURITIES SOLD SHORT 48.5%

	Apparel, Accessories & Luxury Goods 2.6%
68,534	Coach, Inc.	$2,760,549

	Application Software 3.4%
47,717	Paycom Software, Inc.*	3,576,866

	Automotive Retail 2.5%
35,121	CarMax, Inc.*	2,662,523

	Construction Machinery & Heavy Trucks 3.7%
31,075	Caterpillar, Inc.	3,875,363

	Copper 2.0%
154,362	Freeport-McMoRan, Inc.*	2,167,242

	Diversified Support Services 2.6%
51,147	Healthcare Services Group, Inc.	2,760,404

	Food Distributors 2.6%
50,218	Sysco Corp.	2,709,261

	Health Care Equipment 3.5%
38,836	Inogen, Inc.*	3,693,304

	Health Care Technology 3.0%
56,991	Veeva Systems, Inc., Class A*	3,214,862

	Home Furnishing Retail 0.5%
7,399	RH*	520,298

	Hotels, Resorts & Cruise Lines 1.1%
18,120	Choice Hotels International, Inc.	1,157,868

	Housewares & Specialties 0.9%
23,380	Newell Brands, Inc.	997,625

	Internet & Direct Marketing Retail 1.1%
20,200	Nutrisystem, Inc.	1,129,180

	Internet Software & Services 1.1%
26,878	Criteo S.A., ADR* (France)	1,115,437

	Oil & Gas Drilling 2.2%
45,106	Helmerich & Payne, Inc.	2,350,474

	Packaged Foods & Meats 2.8%
104,598	Blue Buffalo Pet Products, Inc.*	2,965,353

	Personal Products 3.5%
33,993	Estee Lauder Cos., Inc. (The), Class A	3,665,805

	Pharmaceuticals 2.6%
55,232	Prestige Brands Holdings, Inc.*	2,766,571

	Property & Casualty Insurance 2.6%
56,226	First American Financial Corp.	2,809,613

	Restaurants 2.4%
40,352	Restaurant Brands International, Inc. (Canada)	2,577,686

	Semiconductors 1.2%
33,339	Synaptics, Inc.*	1,306,222

Shares		Value

	Specialty Stores 0.6%
2,612	Ulta Beauty, Inc.*	$590,469

	Total Securities Sold Short (proceeds $39,530,978)	51,372,975

*Non-income producing.

**Common units.

††All or a portion of this security has been designated as collateral for short sales (see Note 3).

ADR American Depositary Receipt.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Long/Short Fund’s investments, excluding short-term investments and securities sold short, were in the following countries (unaudited):

Country	%
Israel	3.0
Switzerland	3.4
United States	93.6

TOTAL	100.0%

WASATCH MICRO CAP FUND (WMICX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 97.7%

	Apparel, Accessories & Luxury Goods 2.7%
368,245	Superior Uniform Group, Inc.	$8,432,810

	Application Software 11.0%
219,207	Callidus Software, Inc.*	5,403,453
26,063	Ellie Mae, Inc.*	2,140,554
47,000	Esker S.A. (France)	2,702,474
204,716	Exa Corp.*	4,950,033
427,000	Fortnox AB (Sweden)	2,076,048
133,954	Globant S.A.* (Argentina)	5,367,537
39,549	HubSpot, Inc.*	3,324,093
24,720	Tyler Technologies, Inc.*	4,309,190
189,897	Upland Software, Inc.*	4,018,221

		34,291,603

	Asset Management & Custody Banks 1.1%
15,534	Diamond Hill Investment Group, Inc.	3,298,645

	Automotive Retail 0.7%
41,597	Monro, Inc.	2,331,512

	Biotechnology 8.6%
278,787	Abcam plc (United Kingdom)	3,810,459
229,798	ChemoCentryx, Inc.*	1,705,101
60,913	Cytokinetics, Inc.*	883,239
62,154	Esperion Therapeutics, Inc.*	3,115,158
123,353	Exact Sciences Corp.*	5,812,393
99,748	Flexion Therapeutics, Inc.*	2,411,907
214,683	Inovio Pharmaceuticals, Inc.*	1,361,090
384,705	Sangamo Therapeutics Inc.*	5,770,575
97,782	Selecta Biosciences, Inc.*	1,784,522

		26,654,444

	Building Products 1.9%
64,889	Trex Co., Inc.*	5,844,552

	Construction & Engineering 1.2%
66,255	NV5 Global, Inc.*	3,620,836

	Consumer Electronics 1.3%
257,317	ZAGG, Inc.*	4,052,743

	Department Stores 2.2%
317,634	V-Mart Retail Ltd. (India)	7,002,342

	Diversified Banks 1.2%
1,461,736	City Union Bank Ltd. (India)	3,670,005

	Electronic Equipment & Instruments 2.6%
34,211	Mesa Laboratories, Inc.	5,108,387
314,049	Napco Security Technologies, Inc.*	3,046,275

		8,154,662

	Electronic Manufacturing Services 1.0%
88,036	Fabrinet*	3,262,614

	Environmental & Facilities Services 1.1%
157,734	Heritage-Crystal Clean, Inc.*	3,430,714

	Food Distributors 1.3%
217,154	Chefs’ Warehouse, Inc. (The)*	4,191,072

	General Merchandise Stores 1.5%
101,901	Ollie’s Bargain Outlet Holdings, Inc.*	4,728,206

	Health Care Distributors 1.3%
148,698	PetIQ, Inc.*	4,026,742

Shares		Value

	Health Care Equipment 3.3%
209,478	AtriCure, Inc.*	$4,686,023
88,199	Entellus Medical, Inc.*	1,628,154
185,814	Oxford Immunotec Global plc*	3,121,675
1,017,822	Tandem Diabetes Care, Inc.*	743,010

		10,178,862

	Health Care Facilities 2.0%
282,081	Ensign Group, Inc. (The)	6,372,210

	Health Care REITs 1.8%
156,482	CareTrust REIT, Inc.	2,979,418
213,551	MedEquities Realty Trust, Inc.	2,509,224

		5,488,642

	Health Care Technology 2.2%
53,733	Omnicell, Inc.*	2,743,070
149,929	Tabula Rasa HealthCare, Inc.*	4,009,101

		6,752,171

	Heavy Electrical Equipment 2.2%
216,292	TPI Composites, Inc.*	4,831,963
1,000,000	Triveni Turbine Ltd. (India)	1,980,251

		6,812,214

	Homebuilding 5.2%
121,664	Installed Building Products, Inc.*	7,883,827
170,875	LGI Homes, Inc.*	8,299,399

		16,183,226

	Human Resource & Employment Services 1.0%
154,100	UT Group Co., Ltd.* (Japan)	3,012,842

	Industrial Machinery 3.0%
63,012	Altra Industrial Motion Corp.	3,030,877
210,591	Kornit Digital Ltd.* (Israel)	3,222,042
111,977	va-Q-tec AG* (Germany)	3,014,173

		9,267,092

	Industrial REITs 1.0%
187,585	Monmouth Real Estate Investment Corp.	3,037,001

	Internet & Direct Marketing Retail 0.8%
120,832	Duluth Holdings, Inc.*	2,451,681

	Internet Software & Services 8.1%
119,769	Envestnet, Inc.*	6,108,219
180,548	Five9, Inc.*	4,315,097
128,170	Instructure, Inc.*	4,248,836
112,000	SMS Co. Ltd. (Japan)	3,568,274
202,057	TrueCar, Inc.*	3,190,480
66,788	Tucows, Inc., Class A*	3,910,437

		25,341,343

	Leisure Products 1.1%
164,909	MCBC Holdings, Inc.*	3,360,845

	Life Sciences Tools & Services 1.0%
27,884	ICON plc* (Ireland)	3,175,430

	Managed Health Care 2.6%
161,084	HealthEquity, Inc.*	8,147,629

	Oil & Gas Equipment & Services 1.0%
197,618	Pason Systems, Inc. (Canada)	2,974,367

	Oil & Gas Exploration & Production 0.4%
624,030	Abraxas Petroleum Corp.*	1,173,176

SEPTEMBER 30, 2017

Shares		Value

	Packaged Foods & Meats 3.0%
415,274	Freshpet, Inc.*	$6,499,038
1,500,000	Prabhat Dairy Ltd. (India)	2,907,226

		9,406,264

	Pharmaceuticals 1.8%
197,037	Intra-Cellular Therapies, Inc.*	3,109,244
209,945	Natco Pharma Ltd. (India)	2,529,496

		5,638,740

	Real Estate Services 0.8%
63,723	HFF, Inc., Class A	2,520,882

	Regional Banks 2.5%
78,590	Customers Bancorp, Inc.*	2,563,606
161,075	People’s Utah Bancorp	5,226,884

		7,790,490

	Restaurants 2.3%
153,485	Chuy’s Holdings, Inc.*	3,230,859
210,615	Fiesta Restaurant Group, Inc.*	4,001,685

		7,232,544

	Semiconductors 2.1%
78,164	Impinj, Inc.*	3,252,404
42,129	NVE Corp.	3,326,927

		6,579,331

	Systems Software 0.9%
71,862	CyberArk Software Ltd.* (Israel)	2,946,342

	Technology Hardware, Storage & Peripherals 1.5%
742,732	USA Technologies, Inc.*	4,642,075

	Textiles 0.8%
2,406,652	Welspun India Ltd. (India)	2,503,552

	Thrifts & Mortgage Finance 4.6%
78,507	Equitable Group, Inc. (Canada)	3,523,456
676,404	GRUH Finance Ltd. (India)	5,043,000
23,703	LendingTree, Inc.*	5,794,198

		14,360,654

	Total Common Stocks (cost $181,184,148)	304,343,107

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.3%

	Repurchase Agreement 0.3%
$1,061,240	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $1,070,000 of United States Treasury Notes 2.250% due 11/15/24; value: $1,086,386; repurchase proceeds: $1,061,251 (cost $1,061,240)	$1,061,240

	Total Short-Term Investments (cost $1,061,240)	1,061,240

	Total Investments (cost $182,245,388) 98.0%	305,404,347

	Other Assets less Liabilities 2.0%	6,178,903

	NET ASSETS 100.0%	$311,583,250

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2017, Wasatch Micro Cap Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.8
Canada	2.1
France	0.9
Germany	1.0
India	8.4
Ireland	1.0
Israel	2.0
Japan	2.2
Sweden	0.7
United Kingdom	1.3
United States	78.6

TOTAL	100.0%

WASATCH MICRO CAP VALUE FUND (WAMVX)

Schedule of Investments

Shares		Value

	COMMON STOCKS 92.8%

	Air Freight & Logistics 1.8%
500,000	Allcargo Logistics Ltd. (India)	$1,304,348
500,000	Radiant Logistics, Inc.*	2,655,000

		3,959,348

	Alternative Carriers 0.9%
187,000	ORBCOMM, Inc.*	1,957,890

	Apparel, Accessories & Luxury Goods 1.0%
95,000	Superior Uniform Group, Inc.	2,175,500

	Application Software 3.7%
37,000	Ebix, Inc.	2,414,250
24,000	ESI Group* (France)	1,133,206
97,000	Everbridge, Inc.*	2,562,740
46,000	Globant S.A.* (Argentina)	1,843,220

		7,953,416

	Asset Management & Custody Banks 1.1%
92,000	Hamilton Lane, Inc., Class A	2,470,200

	Auto Parts & Equipment 1.2%
87,000	Horizon Global Corp.*	1,534,680
128,000	Unique Fabricating, Inc.	1,081,600

		2,616,280

	Biotechnology 0.9%
39,000	Exact Sciences Corp.*	1,837,680

	Brewers 1.0%
700,000	Turk Tuborg Bira ve Malt Sanayii A.S. (Turkey)	2,117,908

	Building Products 1.4%
36,000	Patrick Industries, Inc.*	3,027,600

	Construction & Engineering 1.6%
64,000	NV5 Global, Inc.*	3,497,600

	Construction Materials 0.6%
1,200,000	Low & Bonar plc (United Kingdom)	1,274,339

	Consumer Electronics 1.6%
225,000	ZAGG, Inc.*	3,543,750

	Diversified Banks 1.8%
780,000	City Union Bank Ltd. (India)	1,958,359
3,100,000	East West Banking Corp. (Philippines)	1,980,236

		3,938,595

	Diversified Metals & Mining 1.0%
160,000	Ferroglobe plc (United Kingdom)	2,105,600

	Diversified Support Services 1.1%
1,150,000	Johnson Service Group plc (United Kingdom)	2,272,974

	Education Services 0.7%
200,000	AcadeMedia AB* (Sweden)	1,596,091

	Electronic Equipment & Instruments 2.1%
255,000	Napco Security Technologies, Inc.*	2,473,500
58,000	Optex Group Co., Ltd. (Japan)	2,170,007

		4,643,507

	Electronic Manufacturing Services 1.2%
68,000	Fabrinet*	2,520,080

	Environmental & Facilities Services 0.5%
133,000	Hudson Technologies, Inc.*	1,038,730

Shares		Value

	Food Retail 0.9%
390,000	Majestic Wine plc (United Kingdom)	$1,846,084

	General Merchandise Stores 1.7%
36,000	Ollie’s Bargain Outlet Holdings, Inc.*	1,670,400
36,000	Seria Co. Ltd. (Japan)	1,999,556

		3,669,956

	Health Care Distributors 1.3%
100,761	PetIQ, Inc.*	2,728,608

	Health Care Equipment 3.3%
100,000	Accuray, Inc.*	400,000
90,000	AtriCure, Inc.*	2,013,300
142,000	Oxford Immunotec Global plc*	2,385,600
60,000	Tactile Systems Technology, Inc.*	1,857,000
782,646	Tandem Diabetes Care, Inc.*	571,332

		7,227,232

	Health Care Facilities 1.4%
70,000	Ensign Group, Inc. (The)	1,581,300
70,000	Japan Animal Referral Medical Center Co. Ltd.* (Japan)	1,380,404

		2,961,704

	Health Care Services 2.4%
40,000	LHC Group, Inc.*	2,836,800
63,000	National Research Corp., Class A	2,375,100

		5,211,900

	Health Care Technology 2.3%
90,000	Nexus AG (Germany)	2,818,832
41,000	Omnicell, Inc.*	2,093,050

		4,911,882

	Heavy Electrical Equipment 1.1%
107,000	TPI Composites, Inc.*	2,390,380

	Homebuilding 2.7%
45,000	Installed Building Products, Inc.*	2,916,000
62,000	LGI Homes, Inc.*	3,011,340

		5,927,340

	Home Furnishing Retail 1.2%
85,000	Select Comfort Corp.*	2,639,250

	Hotels, Resorts & Cruise Lines 1.5%
400,000	Byke Hospitality Ltd. (The) (India)	1,056,644
242,600	Red Lion Hotels Corp.*	2,098,490

		3,155,134

	Housewares & Specialties 0.1%
79,137	OurPet’s Co.*	142,447

	Human Resource & Employment Services 0.8%
105,034	BG Staffing, Inc.	1,738,313

	Industrial Machinery 3.2%
24,000	John Bean Technologies Corp.	2,426,400
85,000	Kornit Digital Ltd.* (Israel)	1,300,500
60,456	Taylor Devices, Inc.*	707,940
96,000	va-Q-tec AG* (Germany)	2,584,107

		7,018,947

	Industrial REITs 1.0%
132,489	Monmouth Real Estate Investment Corp.	2,144,997

	Integrated Telecommunication Services 1.1%
220,000	Ooma, Inc.*	2,321,000

	Internet & Direct Marketing Retail 0.6%
334,166	ePrice S.p.A. (Italy)	1,212,499

SEPTEMBER 30, 2017

Shares		Value

	Internet Software & Services 3.0%
89,000	Rakus Co. Ltd. (Japan)	$1,637,236
86,000	Reis, Inc.	1,548,000
55,000	Tucows, Inc., Class A*	3,220,250

		6,405,486

	Leisure Products 0.9%
110,000	Nautilus, Inc.*	1,859,000

	Life & Health Insurance 1.0%
42,000	Kansas City Life Insurance Co.	2,069,970

	Life Sciences Tools & Services 0.8%
555,000	Horizon Discovery Group plc* (United Kingdom)	1,688,198

	Mortgage REITs 1.0%
260,000	Arbor Realty Trust, Inc.	2,132,000

	Oil & Gas Exploration & Production 0.8%
148,000	Earthstone Energy, Inc., Class A*	1,626,520

	Packaged Foods & Meats 3.5%
85,000	Bombay Burmah Trading Co. (India)	1,659,140
152,000	Freshpet, Inc.*	2,378,800
1,800,000	Kawan Food BHD (Malaysia)	1,453,641
2,700,000	Yihai International Holding Ltd. (China)	2,163,705

		7,655,286

	Personal Products 0.8%
120,000	Sarantis S.A. (Greece)	1,757,249

	Pharmaceuticals 1.0%
140,000	Intra-Cellular Therapies, Inc.*	2,209,200

	Property & Casualty Insurance 2.5%
150,000	Atlas Financial Holdings, Inc.*	2,835,000
158,000	Kingstone Cos., Inc.	2,575,400

		5,410,400

	Real Estate Operating Companies 0.8%
133,000	Japan Property Management Center Co. Ltd. (Japan)	1,816,672

	Regional Banks 11.6%
69,000	Bankwell Financial Group, Inc.	2,548,860
111,000	Blue Hills Bancorp, Inc.	2,131,200
80,839	Capstar Financial Holdings, Inc.*	1,582,827
45,000	Customers Bancorp, Inc.*	1,467,900
200,000	Esquire Financial Holdings, Inc.*	3,218,000
85,000	First of Long Island Corp. (The)	2,588,250
92,911	Investar Holding Corp.	2,239,155
76,000	People’s Utah Bancorp	2,466,200
99,000	SmartFinancial, Inc.*	2,381,940
71,713	Sound Financial Bancorp, Inc.	2,398,800
90,000	Sunshine Bancorp, Inc.*	2,091,600

		25,114,732

	Restaurants 0.6%
300,000	Collins Foods Ltd. (Australia)	1,376,622

	Semiconductor Equipment 0.7%
103,000	PDF Solutions, Inc.*	1,595,470

	Semiconductors 2.1%
145,000	Tower Semiconductor Ltd.* (Israel)	4,458,750

	Specialty Chemicals 1.5%
115,000	Ferro Corp.*	2,564,500
150,000	Flotek Industries, Inc.*	697,500

		3,262,000

	Systems Software 0.2%
80,000	Attunity Ltd.* (Israel)	540,800

Shares		Value

	Technology Hardware, Storage & Peripherals 2.2%
25,000	MGI Digital Graphic Technology* (France)	$1,571,927
510,000	USA Technologies, Inc.*	3,187,500

		4,759,427

	Textiles 1.1%
2,100,000	Best Pacific International Holdings Ltd. (China)	1,182,856
1,200,000	Welspun India Ltd. (India)	1,248,316

		2,431,172

	Thrifts & Mortgage Finance 3.6%
131,000	Beneficial Bancorp, Inc.	2,174,600
109,000	BofI Holding, Inc.*	3,103,230
2,343	Entegra Financial Corp.*	58,458
360,000	Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	2,460,239

		7,796,527

	Trading Companies & Distributors 1.3%
48,000	SiteOne Landscape Supply, Inc.*	2,788,800

	Total Common Stocks (cost $133,133,365)	200,549,042

	CONVERTIBLE PREFERRED STOCKS 0.7%

	Oil & Gas Refining & Marketing 0.7%
563,807	Vertex Energy, Inc., Pfd., 6.00% PIK Series B*** †	1,460,260

	Total Convertible Preferred Stocks (cost $1,652,801)	1,460,260

	RIGHTS 0.2%

	Health Care Supplies 0.0%
375,000	Synergetics USA, Inc.* *** †	18,750

	Pharmaceuticals 0.2%
1	Acetylon Pharmaceuticals, Inc.* *** †	326,356
1	Acetylon Pharmaceuticals, Inc.* *** †	—

		326,356

	Total Rights (cost $71,250)	345,106

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Pharmaceuticals 0.0%
50,528	Regenacy Pharmaceuticals, LLC* *** †	51,476

	Total Limited Liability Company Membership Interest (cost $30,001)	51,476

	WARRANTS 0.0%

	Oil & Gas Refining & Marketing 0.0%
250,000	Vertex Energy, Inc., expiring 12/24/2020* *** †	2,500

	Total Warrants (cost $95,000)	2,500

WASATCH MICRO CAP VALUE FUND (WAMVX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 6.7%

	Repurchase Agreement 6.7%
$14,565,031	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $14,635,000 of United States Treasury Notes 2.250% due 11/15/24; value: $14,859,120; repurchase proceeds: $14,565,177 (cost $14,565,031)	$14,565,031

	Total Short-Term Investments (cost $14,565,031)	14,565,031

	Total Investments (cost $149,547,448) 100.4%	216,973,415

	Liabilities less Other Assets (0.4%)	(886,191)

	NET ASSETS 100.0%	$216,087,224

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

PIK Payment in kind.

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Micro Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.9
Australia	0.7
China	1.6
France	1.3
Germany	2.7
Greece	0.9
India	3.6
Israel	3.1
Italy	0.6
Japan	4.4
Malaysia	0.7
Philippines	1.0
Sweden	0.8
Turkey	1.0
United Kingdom	5.8
United States	70.9

TOTAL	100.0%

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 94.8%

	Aerospace & Defense 3.0%
671,835	HEICO Corp., Class A	$51,193,827

	Air Freight & Logistics 1.9%
23,918,023	Aramex PJSC (United Arab Emirates)	32,432,542

	Airlines 2.2%
140,778	Allegiant Travel Co.	18,540,462
584,085	Spirit Airlines, Inc.*	19,514,280

		38,054,742

	Application Software 10.8%
1,501,652	Callidus Software, Inc.*	37,015,722
344,774	Globant S.A.* (Argentina)	13,815,094
286,302	HubSpot, Inc.*	24,063,683
420,349	Paylocity Holding Corp.*	20,521,438
316,789	Ultimate Software Group, Inc. (The)*	60,063,194
936,169	Zendesk, Inc.*	27,251,880

		182,731,011

	Automotive Retail 2.2%
656,134	Monro, Inc.	36,776,311

	Biotechnology 9.8%
2,124,073	Abcam plc (United Kingdom)	29,031,817
1,086,829	ChemoCentryx, Inc.*	8,064,271
299,624	Cytokinetics, Inc.*	4,344,548
339,894	Esperion Therapeutics, Inc.*	17,035,487
596,206	Exact Sciences Corp.*	28,093,227
477,149	Flexion Therapeutics, Inc.*	11,537,463
1,218,886	Inovio Pharmaceuticals, Inc.*	7,727,737
346,891	Juno Therapeutics, Inc.*	15,561,530
546,626	MacroGenics, Inc.*	10,101,649
1,463,102	Sangamo Therapeutics Inc.*	21,946,530
227,469	Seattle Genetics, Inc.*	12,376,588

		165,820,847

	Building Products 1.1%
518,240	AAON, Inc.	17,866,324

	Diversified Banks 1.2%
3,778,620	Yes Bank Ltd. (India)	20,206,246

	Diversified Support Services 4.1%
2,040,848	Copart, Inc.*	70,143,946

	Drug Retail 1.6%
119,229	Cosmos Pharmaceutical Corp. (Japan)	26,616,596

	Food Distributors 1.1%
944,388	Chefs’ Warehouse, Inc. (The)*	18,226,688

	General Merchandise Stores 2.4%
861,512	Ollie’s Bargain Outlet Holdings, Inc.*	39,974,157

	Health Care Equipment 0.9%
161,783	Cantel Medical Corp.	15,235,105

	Health Care Facilities 2.0%
1,533,765	Ensign Group, Inc. (The)	34,647,751

	Health Care Supplies 0.2%
49,843	Neogen Corp.*	3,860,839

	Industrial Machinery 3.8%
242,595	Barnes Group, Inc.	17,088,392
278,819	RBC Bearings, Inc.*	34,894,198
214,721	Sun Hydraulics Corp.	11,594,934

		63,577,524

Shares		Value

	Internet & Direct Marketing Retail 3.1%
504,651	MakeMyTrip Ltd.* (India)	$14,508,716
344,121	Wayfair, Inc., Class A*	23,193,756
86,482	zooplus AG* (Germany)	14,565,368

		52,267,840

	Internet Software & Services 4.5%
763,021	Cornerstone OnDemand, Inc.*	30,986,283
514,655	Envestnet, Inc.*	26,247,405
1,183,084	TrueCar, Inc.*	18,680,896

		75,914,584

	IT Consulting & Other Services 1.3%
462,364	Luxoft Holding, Inc.* (Switzerland)	22,100,999

	Life Sciences Tools & Services 3.9%
576,523	ICON plc* (Ireland)	65,654,439

	Managed Health Care 2.0%
654,195	HealthEquity, Inc.*	33,089,183

	Personal Products 0.5%
546,807	Colgate-Palmolive India Ltd. (India)	8,832,875

	Pharmaceuticals 0.7%
792,780	Intra-Cellular Therapies, Inc.*	12,510,068

	Real Estate Services 1.4%
581,081	HFF, Inc., Class A	22,987,564

	Regional Banks 8.5%
585,554	Eagle Bancorp, Inc.*	39,261,396
887,886	Metro Bank plc* (United Kingdom)	40,214,114
512,849	Pinnacle Financial Partners, Inc.	34,335,241
357,628	Texas Capital Bancshares, Inc.*	30,684,482

		144,495,233

	Restaurants 1.9%
608,786	Chuy’s Holdings, Inc.*	12,814,945
986,342	Fiesta Restaurant Group, Inc.*	18,740,498

		31,555,443

	Semiconductors 4.8%
744,289	Cavium, Inc.*	49,078,417
307,942	Monolithic Power Systems, Inc.	32,811,220

		81,889,637

	Specialty Stores 1.9%
571,541	Five Below, Inc.*	31,366,170

	Systems Software 4.9%
457,258	CyberArk Software Ltd.* (Israel)	18,747,578
659,966	Fortinet, Inc.*	23,653,181
261,834	Proofpoint, Inc.*	22,837,162
1,016,263	Rapid7, Inc.*	17,886,229

		83,124,150

	Trading Companies & Distributors 2.3%
666,218	WESCO International, Inc.*	38,807,199

	Trucking 4.8%
1,962,710	Knight-Swift Transportation Holdings, Inc.*	81,550,601

	Total Common Stocks (cost $983,230,458)	1,603,510,441

WASATCH SMALL CAP GROWTH FUND (WAAEX / WIAEX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	PREFERRED STOCKS 2.7%

	Biotechnology 0.1%
677,966	Nanosys, Inc., Series D Pfd.* *** †	$1,275,390
161,519	Nanosys, Inc., Series E Pfd.* *** †	204,305

		1,479,695

	Oil & Gas Equipment & Services 0.7%
5,818,582	Drilling Info Holdings, Inc., 0.64%, Series B Pfd.*** †	11,697,096

	Systems Software 1.9%
1,114,610	DataStax, Inc., Series E Pfd.* *** †	6,397,861
33,296	DocuSign, Inc., Series B Pfd.* *** †	639,616
9,974	DocuSign, Inc., Series B-1 Pfd.* *** †	191,601
23,905	DocuSign, Inc., Series D Pfd.* *** †	459,215
618,152	DocuSign, Inc., Series E Pfd.* *** †	11,874,700
157,124	DocuSign, Inc., Series F Pfd.* *** †	3,018,352
505,604	ForeScout Technologies, Inc., Series G* *** †	9,116,040

		31,697,385

	Total Preferred Stocks (cost $40,472,297)	44,874,176

	LIMITED PARTNERSHIP INTEREST 0.2%

	Asset Management & Custody Banks 0.2%
	Greenspring Global Partners II-B, L.P.* *** †	2,155,108
	Greenspring Global Partners III-B, L.P.* *** †	1,090,237

		3,245,345

	Total Limited Partnership Interest (cost $2,891,579)	3,245,345

Principal Amount		Value
	SHORT-TERM INVESTMENTS 2.1%

	Repurchase Agreement 2.1%
$35,091,465	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $35,505,000 of United States Treasury Notes 2.000% due 2/15/25; value: $10,258,906; United States Treasury Notes 2.250% due 11/15/24; value: $25,535,147; repurchase proceeds: $35,091,816 (cost $35,091,465)	$35,091,465

	Total Short-Term Investments (cost $35,091,465)	35,091,465

	Total Investments (cost $1,061,685,799) 99.8%	1,686,721,427

	Other Assets less Liabilities 0.2%	4,223,621

	NET ASSETS 100.0%	$1,690,945,048

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At September 30, 2017, Wasatch Small Cap Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	0.8
Germany	0.9
India	2.6
Ireland	4.0
Israel	1.1
Japan	1.6
Switzerland	1.4
United Arab Emirates	2.0
United Kingdom	4.2
United States	81.4

TOTAL	100.0%

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 98.0%

	Aerospace & Defense 2.6%
124,277	HEICO Corp., Class A	$9,469,907

	Airlines 2.7%
45,167	Allegiant Travel Co.	5,948,494
115,438	Spirit Airlines, Inc.*	3,856,783

		9,805,277

	Application Software 3.5%
135,797	Ebix, Inc.	8,860,754
98,749	Globant S.A.* (Argentina)	3,956,873

		12,817,627

	Asset Management & Custody Banks 2.5%
115,573	Artisan Partners Asset Management, Inc., Class A	3,767,680
205,593	Hamilton Lane, Inc., Class A	5,520,172

		9,287,852

	Auto Parts & Equipment 1.4%
70,448	Dorman Products, Inc.*	5,045,486

	Automotive Retail 4.0%
30,745	Lithia Motors, Inc., Class A	3,698,931
201,392	Monro, Inc.	11,288,022

		14,986,953

	Biotechnology 1.2%
94,666	Exact Sciences Corp.*	4,460,662

	Consumer Electronics 2.1%
492,928	ZAGG, Inc.*	7,763,616

	Consumer Finance 1.9%
14,307	Credit Acceptance Corp.*	4,008,392
101,095	PRA Group, Inc.*	2,896,372

		6,904,764

	Data Processing & Outsourced Services 2.0%
78,970	Euronet Worldwide, Inc.*	7,485,566

	Diversified Banks 2.1%
1,624,218	City Union Bank Ltd. (India)	4,077,951
697,790	Yes Bank Ltd. (India)	3,731,446

		7,809,397

	Diversified Support Services 1.7%
184,588	Copart, Inc.*	6,344,290

	Electronic Manufacturing Services 2.0%
202,593	Fabrinet*	7,508,097

	Health Care Facilities 2.9%
480,203	Ensign Group, Inc. (The)	10,847,786

	Health Care REITs 4.0%
332,891	CareTrust REIT, Inc.	6,338,244
387,286	Sabra Health Care REIT, Inc.	8,497,055

		14,835,299

	Health Care Services 2.0%
104,253	LHC Group, Inc.*	7,393,623

	Homebuilding 2.3%
178,826	LGI Homes, Inc.*	8,685,579

	Home Furnishing Retail 2.7%
327,126	Select Comfort Corp.*	10,157,262

	Hotel & Resort REITs 1.7%
400,251	Summit Hotel Properties, Inc.	6,400,014

Shares		Value

	Industrial Machinery 2.9%
222,571	Altra Industrial Motion Corp.	$10,705,665

	Industrial REITs 2.0%
454,227	Monmouth Real Estate Investment Corp.	7,353,935

	Internet Software & Services 3.7%
74,398	Cimpress N.V.*	7,265,709
30,827	Stamps.com, Inc.*	6,247,091

		13,512,800

	IT Consulting & Other Services 2.2%
285,068	Hackett Group, Inc. (The)	4,330,183
79,137	Luxoft Holding, Inc.* (Switzerland)	3,782,749

		8,112,932

	Life Sciences Tools & Services 1.9%
60,141	ICON plc* (Ireland)	6,848,857

	Mortgage REITs 4.7%
1,239,847	Arbor Realty Trust, Inc.	10,166,745
845,058	MFA Financial, Inc.	7,402,708

		17,569,453

	Oil & Gas Exploration & Production 2.3%
414,117	Earthstone Energy, Inc., Class A*	4,551,146
1,767,994	Gran Tierra Energy, Inc.* (Colombia)	4,031,026

		8,582,172

	Oil & Gas Refining & Marketing 0.8%
90,640	World Fuel Services Corp.	3,073,602

	Personal Products 1.4%
81,129	Nu Skin Enterprises, Inc., Class A	4,987,811

	Property & Casualty Insurance 1.9%
378,038	Atlas Financial Holdings, Inc.*	7,144,918

	Regional Banks 12.2%
186,498	Customers Bancorp, Inc.*	6,083,565
311,769	First of Long Island Corp. (The)	9,493,366
127,452	Pinnacle Financial Partners, Inc.	8,532,911
101,509	Prosperity Bancshares, Inc.	6,672,187
162,517	State Bank Financial Corp.	4,656,112
187,319	Webster Financial Corp.	9,843,613

		45,281,754

	Restaurants 1.4%
265,299	Fiesta Restaurant Group, Inc.*	5,040,681

	Semiconductors 4.4%
103,921	Cavium, Inc.*	6,852,551
306,448	Tower Semiconductor Ltd.* (Israel)	9,423,276

		16,275,827

	Specialty Chemicals 2.0%
121,929	Innospec, Inc.	7,516,923

	Thrifts & Mortgage Finance 2.1%
274,749	BofI Holding, Inc.*	7,822,104

	Trading Companies & Distributors 2.3%
149,128	WESCO International, Inc.*	8,686,706

	Trucking 4.5%
277,370	Knight-Swift Transportation Holdings, Inc.*	11,524,723
46,705	Old Dominion Freight Line, Inc.	5,142,688

		16,667,411

	Total Common Stocks (cost $269,890,643)	363,192,608

WASATCH SMALL CAP VALUE FUND (WMCVX / WICVX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	LIMITED PARTNERSHIP INTEREST 1.4%

	Oil & Gas Storage & Transportation 1.4%
167,821	Delek Logistics Partners L.P.	$5,244,406

	Total Limited Partnership Interest (cost $5,983,651)	5,244,406

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$3,047,345	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $3,065,000 of United States Treasury Notes 2.250% due 11/15/24; value: $3,111,937; repurchase proceeds: $3,047,376 (cost $3,047,345)	$3,047,345

	Total Short-Term Investments (cost $3,047,345)	3,047,345

	Total Investments (cost $278,921,639) 100.2%	371,484,359

	Liabilities less Other Assets (0.2%)	(834,911)

	NET ASSETS 100.0%	$370,649,448

	*Non-income producing. REIT Real Estate Investment Trust. See Notes to Financial Statements.

At September 30, 2017, Wasatch Small Cap Value Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Argentina	1.1
Colombia	1.1
India	2.1
Ireland	1.9
Israel	2.5
Switzerland	1.0
United States	90.3

TOTAL	100.0%

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 75.3%

	Air Freight & Logistics 1.0%
2,000	FedEx Corp.	$451,160

	Apparel Retail 0.7%
4,905	Ross Stores, Inc.	316,716

	Asset Management & Custody Banks 6.4%
34,124	Alcentra Capital Corp.	365,468
3,964	Ameriprise Financial, Inc.	588,694
64,528	Ares Capital Corp.	1,057,614
3,413	Hercules Capital, Inc.	44,028
92,913	Medallion Financial Corp.	201,621
31,859	Medley Capital Corp.	190,198
30,134	Triangle Capital Corp.	430,313

		2,877,936

	Broadcasting 3.5%
26,860	CBS Corp., Class B	1,557,880

	Cable & Satellite 5.8%
68,476	Comcast Corp., Class A	2,634,956

	Consumer Finance 2.5%
4,900	American Express Co.	443,254
10,289	Discover Financial Services	663,435

		1,106,689

	Data Processing & Outsourced Services 7.8%
12,485	MasterCard, Inc., Class A	1,762,882
16,525	Visa, Inc., Class A	1,739,091

		3,501,973

	Diversified REITs 3.0%
35,540	Colony NorthStar, Inc., Class A	446,382
100	Spirit Realty Capital, Inc.	857
355,714	Star Asia Capital Corp Ltd.* *** †	885,728

		1,332,967

	Drug Retail 7.0%
17,772	CVS Health Corp.	1,445,219
22,029	Walgreens Boots Alliance, Inc.	1,701,079

		3,146,298

	Fertilizers & Agricultural Chemicals 2.0%
7,579	Monsanto Co.	908,116

	Financial Exchanges & Data 0.3%
1,091	MSCI, Inc., Class A	127,538
300	OTC Markets Group, Inc.	8,850

		136,388

	General Merchandise Stores 0.0%
100	Dollarama, Inc. (Canada)	10,942

	Health Care Distributors 1.1%
3,347	McKesson Corp.	514,133

	Home Improvement Retail 2.4%
6,500	Home Depot, Inc. (The)	1,063,140

	Hotels, Resorts & Cruise Lines 1.5%
33,600	Extended Stay America, Inc.**	672,000

	Industrial Conglomerates 0.1%
436	Siemens AG (Germany)	61,425

	Industrial Machinery 0.5%
1,500	Snap-on, Inc.	223,515

Shares		Value

	Integrated Oil & Gas 3.9%
50,023	Suncor Energy, Inc. (Canada)	$1,753,160

	IT Consulting & Other Services 1.1%
7,000	Cognizant Technology Solutions Corp., Class A	507,780

	Managed Health Care 0.5%
1,165	UnitedHealth Group, Inc.	228,165

	Mortgage REITs 8.8%
109,990	Arbor Realty Trust, Inc.	901,918
28,250	Blackstone Mortgage Trust, Inc., Class A	876,315
61,400	Great Ajax Corp.	865,126
41,092	Resource Capital Corp.	442,972
40,300	Starwood Property Trust, Inc.	875,316

		3,961,647

	Movies & Entertainment 0.5%
2,250	Walt Disney Co. (The)	221,782

	Personal Products 4.0%
14,761	Herbalife Ltd.*	1,001,239
13,271	Nu Skin Enterprises, Inc., Class A	815,901

		1,817,140

	Railroads 3.0%
16,167	Canadian National Railway Co. (Canada)	1,339,487

	Retail REITs 1.0%
2,785	Simon Property Group, Inc.	448,413

	Semiconductors 2.5%
12,600	Microchip Technology, Inc.	1,131,228

	Soft Drinks 1.9%
9,592	Dr Pepper Snapple Group, Inc.	848,604

	Specialty Stores 1.2%
8,400	Tractor Supply Co.	531,636

	Technology Hardware, Storage & Peripherals 0.0%
81	Apple, Inc.	12,484

	Trading Companies & Distributors 1.3%
4,530	MSC Industrial Direct Co., Inc., Class A	342,332
1,449	W.W. Grainger, Inc.	260,458

		602,790

	Total Common Stocks (cost $27,002,414)	33,920,550

	LIMITED PARTNERSHIP INTEREST 8.6%
	Asset Management & Custody Banks 4.1%
26,720	Blackstone Group L.P. (The)	891,646
45,394	KKR & Co. L.P.	922,860

		1,814,506

	Oil & Gas Storage & Transportation 4.5%
19,800	Golar LNG Partners L.P.	459,954
21,971	Magellan Midstream Partners L.P.	1,561,259

		2,021,213

	Total Limited Partnership Interest (cost $3,552,104)	3,835,719

WASATCH STRATEGIC INCOME FUND (WASIX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	LIMITED LIABILITY COMPANY MEMBERSHIP INTEREST 0.0%

	Asset Management & Custody Banks 0.0%
100	Ellington Financial, LLC	$1,579

	Total Limited Liability Company Membership Interest (cost $1,601)	1,579

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.9%

	Repurchase Agreement 15.9%
$7,174,334	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $7,335,000 of United States Treasury Notes 2.250% due 2/15/27; value: $7,322,303; repurchase proceeds: $7,174,405 (cost $7,174,334)	$7,174,334

	Total Short-Term Investments (cost $7,174,334)	7,174,334

	Total Investments (cost $37,730,453) 99.8%	44,932,182

	Other Assets less Liabilities 0.2%	112,520

	NET ASSETS 100.0%	$45,044,702

*Non-income producing.

**Common units.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

REIT Real Estate Investment Trust.

See Notes to Financial Statements.

At September 30, 2017, Wasatch Strategic Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	8.2
Germany	0.2
United States	91.6

TOTAL	100.0%

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 92.4%

	Application Software 8.7%
28,694	HubSpot, Inc.*	$2,411,731
56,605	Paylocity Holding Corp.*	2,763,456
15,627	Ultimate Software Group, Inc. (The)*	2,962,879
55,090	Zendesk, Inc.*	1,603,670

		9,741,736

	Automotive Retail 1.5%
30,012	Monro, Inc.	1,682,173

	Biotechnology 11.9%
513,577	Argos Therapeutics, Inc.*	92,187
101,022	ChemoCentryx, Inc.*	749,583
68,922	Cytokinetics, Inc.*	999,369
19,667	Esperion Therapeutics, Inc.*	985,710
49,879	Exact Sciences Corp.*	2,350,299
23,588	Flexion Therapeutics, Inc.*	570,358
181,199	Inovio Pharmaceuticals, Inc.*	1,148,802
14,709	Juno Therapeutics, Inc.*	659,846
30,665	MacroGenics, Inc.*	566,689
185,224	MEI Pharma, Inc.*	496,400
183,949	Sangamo Therapeutics Inc.*	2,759,235
28,756	Seattle Genetics, Inc.*	1,564,614
19,388	Selecta Biosciences, Inc.*	353,831

		13,296,923

	Building Products 1.7%
21,260	Trex Co., Inc.*	1,914,888

	Communications Equipment 1.2%
9,105	Palo Alto Networks, Inc.*	1,312,030

	Department Stores 1.6%
82,194	V-Mart Retail Ltd. (India)	1,811,993

	Diversified Banks 2.7%
599,262	City Union Bank Ltd. (India)	1,504,577
271,285	Yes Bank Ltd. (India)	1,450,702

		2,955,279

	Electronic Manufacturing Services 1.8%
10,930	IPG Photonics Corp.*	2,022,706

	Environmental & Facilities Services 2.5%
40,156	Waste Connections, Inc.	2,809,314

	General Merchandise Stores 0.9%
20,491	Ollie’s Bargain Outlet Holdings, Inc.*	950,782

	Health Care Equipment 7.2%
83,474	AtriCure, Inc.*	1,867,313
104,009	Entellus Medical, Inc.*	1,920,006
72,201	Obalon Therapeutics, Inc.*	688,076
171,035	Oxford Immunotec Global plc*	2,873,388
906,398	Tandem Diabetes Care, Inc.*	661,671

		8,010,454

	Health Care Services 0.4%
37,343	Dr. Lal PathLabs Ltd. (India)	454,525

	Health Care Technology 1.5%
20,780	Medidata Solutions, Inc.*	1,622,087

	Homebuilding 4.1%
24,796	Installed Building Products, Inc.*	1,606,781
60,927	LGI Homes, Inc.*	2,959,224

		4,566,005

Shares		Value

	Industrial Machinery 3.7%
11,428	Barnes Group, Inc.	$804,989
98,864	Kornit Digital Ltd.* (Israel)	1,512,619
22,587	Proto Labs, Inc.*	1,813,736

		4,131,344

	Industrial REITs 1.6%
109,047	Monmouth Real Estate Investment Corp.	1,765,471

	Internet & Direct Marketing Retail 3.7%
50,030	MakeMyTrip Ltd.* (India)	1,438,363
19,595	Wayfair, Inc., Class A*	1,320,703
8,021	zooplus AG* (Germany)	1,350,903

		4,109,969

	Internet Software & Services 5.8%
52,675	Cornerstone OnDemand, Inc.*	2,139,132
66,649	Instructure, Inc.*	2,209,414
49,913	Reis, Inc.	898,434
22,213	SPS Commerce, Inc.*	1,259,699

		6,506,679

	IT Consulting & Other Services 1.3%
30,259	Luxoft Holding, Inc.* (Switzerland)	1,446,380

	Life Sciences Tools & Services 0.7%
251,025	Horizon Discovery Group plc* (United Kingdom)	763,567

	Managed Health Care 1.7%
38,383	HealthEquity, Inc.*	1,941,412

	Packaged Foods & Meats 2.6%
184,070	Freshpet, Inc.*	2,880,695

	Pharmaceuticals 1.6%
87,835	Auris Medical Holding AG* (Switzerland)	72,025
107,381	Egalet Corp.*	137,448
97,685	Intra-Cellular Therapies, Inc.*	1,541,469

		1,750,942

	Regional Banks 6.2%
23,704	Bank of the Ozarks, Inc.	1,138,977
24,264	Customers Bancorp, Inc.*	791,492
18,489	Eagle Bancorp, Inc.*	1,239,687
40,996	Metro Bank plc* (United Kingdom)	1,856,790
27,338	Pinnacle Financial Partners, Inc.	1,830,279

		6,857,225

	Restaurants 2.7%
49,638	Chuy’s Holdings, Inc.*	1,044,880
81,337	Habit Restaurants, Inc. (The)*	1,061,448
69,679	Zoe’s Kitchen, Inc.*	880,045

		2,986,373

	Semiconductor Equipment 1.8%
132,481	PDF Solutions, Inc.*	2,052,131

	Semiconductors 5.4%
25,599	Cavium, Inc.*	1,687,998
18,107	Monolithic Power Systems, Inc.	1,929,301
13,668	NVE Corp.	1,079,362
18,426	Power Integrations, Inc.	1,348,783

		6,045,444

	Specialty Chemicals 2.1%
19,176	Balchem Corp.	1,558,817
411,433	EcoSynthetix, Inc.* (Canada)	745,212

		2,304,029

WASATCH ULTRA GROWTH FUND (WAMCX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Shares		Value

	Specialty Stores 1.1%
22,232	Five Below, Inc.*	$1,220,092

	Systems Software 1.5%
32,734	Qualys, Inc.*	1,695,621

	Trucking 1.2%
31,152	Knight-Swift Transportation Holdings, Inc.*	1,294,366

	Total Common Stocks (cost $68,616,894)	102,902,635

	LIMITED PARTNERSHIP INTEREST 2.7%

	Asset Management & Custody Banks 2.7%
	Greenspring Global Partners II-B, L.P.* *** †	1,939,589
	Greenspring Global Partners III-B, L.P.* *** †	1,090,237

		3,029,826

	Total Limited Partnership Interest (cost $2,683,719)	3,029,826

	PREFERRED STOCKS 1.4%

	Biotechnology 0.3%
169,492	Nanosys, Inc., Series D Pfd.* *** †	318,848
40,380	Nanosys, Inc., Series E Pfd.* *** †	51,077

		369,925

	Health Care Technology 0.3%
253,064	Data Sciences International, Inc., 5.05%, Series B Pfd.*** †	265,717

	Oil & Gas Equipment & Services 0.8%
435,920	Drilling Info Holdings, Inc., 0.64%, Series B Pfd.*** †	876,330

	Total Preferred Stocks (cost $1,866,600)	1,511,972

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.7%

	Repurchase Agreement 0.7%
$807,568	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $815,000 of United States Treasury Notes 2.250% due 11/15/24; value: $827,481; repurchase proceeds: $807,576 (cost $807,568)	$807,568

	Total Short-Term Investments (cost $807,568)	807,568

	Total Investments (cost $73,974,781) 97.2%	108,252,001

	Other Assets less Liabilities 2.8%	3,113,622

	NET ASSETS 100.0%	$111,365,623

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

See Notes to Financial Statements.

At September 30, 2017, Wasatch Ultra Growth Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Canada	0.7
Germany	1.3
India	6.2
Israel	1.4
Switzerland	1.4
United Kingdom	2.4
United States	86.6

TOTAL	100.0%

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)	SEPTEMBER 30, 2017

Schedule of Investments

Shares		Value

	COMMON STOCKS 85.0%

	Advertising 0.1%
4,500	Interpublic Group of Cos., Inc. (The)	$93,555

	Aerospace & Defense 0.9%
135,599	Avon Rubber plc (United Kingdom)	1,703,462

	Agricultural Products 0.9%
35,000	Kaneko Seeds Co. Ltd. (Japan)	483,359
47,000	Sakata Seed Corp. (Japan)	1,336,592

		1,819,951

	Air Freight & Logistics 0.5%
4,726	FedEx Corp.	1,066,091

	Alternative Carriers 2.0%
480,416	Gamma Communications plc (United Kingdom)	3,830,355

	Application Software 0.8%
4,100	Splunk, Inc.*	272,363
235,000	Tracsis plc (United Kingdom)	1,377,687

		1,650,050

	Asset Management & Custody Banks 0.2%
710	BlackRock, Inc.	317,434
117,800	Tarpon Investimentos S.A. (Brazil)	149,521

		466,955

	Auto Parts & Equipment 0.5%
59,060	Brembo S.p.A. (Italy)	999,579

	Automotive Retail 0.3%
11,232	Penske Automotive Group, Inc.	534,306

	Biotechnology 1.8%
59,382	Abcam plc (United Kingdom)	811,633
53,244	Bioventix plc (United Kingdom)	1,953,122
77,228	MDxHealth* (Belgium)	431,735
6,600	Myriad Genetics, Inc.*	238,788
2,000	PeptiDream, Inc.* (Japan)	61,675

		3,496,953

	Broadcasting 1.0%
29,841	CBS Corp., Class B	1,730,778
11,462	Discovery Communications, Inc., Class A*	244,026

		1,974,804

	Cable & Satellite 1.9%
94,168	Comcast Corp., Class A	3,623,585

	Construction Machinery & Heavy Trucks 0.3%
31,900	Morita Holdings Corp. (Japan)	495,828

	Consumer Electronics 2.3%
85,300	Sony Corp. (Japan)	3,173,213
486,318	Sprue Aegis plc (United Kingdom)	1,352,207

		4,525,420

	Consumer Finance 1.7%
6,063	Discover Financial Services	390,942
17,985	Encore Capital Group, Inc.*	796,736
24,452	PRA Group, Inc.*	700,550
132,300	SLM Corp.*	1,517,481

		3,405,709

	Data Processing & Outsourced Services 4.1%
12,200	MasterCard, Inc., Class A	1,722,640
59,376	PayPal Holdings, Inc.*	3,801,845
15,775	Visa, Inc., Class A	1,660,161
7,742	Wirecard AG (Germany)	708,323

		7,892,969

Shares		Value

	Diversified Banks 0.1%
8,000	HDFC Bank Ltd. (India)	$220,459

	Drug Retail 1.0%
26,225	Walgreens Boots Alliance, Inc.	2,025,095

	Education Services 1.1%
173,400	Kroton Educacional S.A. (Brazil)	1,097,728
31,283	TAL Education Group ADR (China)	1,054,550

		2,152,278

	Electrical Components & Equipment 0.6%
753,789	Enphase Energy, Inc.*	1,145,759

	Electronic Equipment & Instruments 3.6%
15,019	Barco N.V. (Belgium)	1,620,485
895,907	Catapult Group International Ltd.* (Australia)	913,574
840,000	Eroad Ltd.* (New Zealand)	1,334,811
110,767	Evertz Technologies Ltd. (Canada)	1,545,545
842	GEA (France)	88,300
2,900	KEYENCE Corp. (Japan)	1,539,880

		7,042,595

	Fertilizers & Agricultural Chemicals 0.5%
8,500	Monsanto Co.	1,018,470

	Food Retail 2.5%
1,044,704	Majestic Wine plc (United Kingdom)	4,945,156

	Health Care Distributors 0.3%
3,573	McKesson Corp.	548,849

	Health Care Equipment 3.6%
175,500	Accuray, Inc.*	702,000
27,426	bioMérieux (France)	2,232,407
35,760	DiaSorin S.p.A. (Italy)	3,188,876
40,400	Nihon Kohden Corp. (Japan)	873,164

		6,996,447

	Health Care Facilities 0.8%
74,000	Japan Animal Referral Medical Center Co. Ltd.* (Japan)	1,459,285

	Health Care Services 0.8%
63,816	BML, Inc. (Japan)	1,365,076
5,111	MEDNAX, Inc.*	220,386

		1,585,462

	Health Care Supplies 5.2%
614,279	Advanced Medical Solutions Group plc (United Kingdom)	2,385,029
29,673	Guerbet (France)	2,763,558
74,700	Menicon Co. Ltd. (Japan)	2,954,144
976,000	Shandong Weigao Group Medical Polymer Co. Ltd., Class H (China)	690,931
378,467	Tristel plc (United Kingdom)	1,331,257

		10,124,919

	Health Care Technology 4.8%
148,186	Computer Programs and Systems, Inc.	4,378,896
96,612	Nexus AG (Germany)	3,025,923
43,980	RaySearch Laboratories AB* (Sweden)	936,848
23,570	Software Service, Inc. (Japan)	1,049,417

		9,391,084

	Home Entertainment Software 3.9%
9,000	Electronic Arts, Inc.*	1,062,540
11,700	Nintendo Co. Ltd. (Japan)	4,321,280
22,079	Take-Two Interactive Software, Inc.*	2,257,136

		7,640,956

WASATCH WORLD INNOVATORS FUND (WAGTX / WIGTX)

Schedule of Investments (continued)

Shares		Value

	Home Improvement Retail 1.5%
94,400	Arcland Sakamoto Co. Ltd. (Japan)	$1,421,977
6,046	Home Depot, Inc. (The)	988,884
6,439,800	PT Ace Hardware Indonesia Tbk (Indonesia)	580,916

		2,991,777

	Household Appliances 2.5%
74,000	SodaStream International Ltd.* (Israel)	4,917,300

	Housewares & Specialties 0.0%
47,522	OurPet’s Co.*	85,540

	Hypermarkets & Super Centers 3.0%
36,075	Costco Wholesale Corp.	5,926,762

	Industrial Machinery 3.1%
26,000	Iwaki Co. Ltd. (Japan)	688,327
132,518	Kornit Digital Ltd.* (Israel)	2,027,525
165,898	Porvair plc (United Kingdom)	1,067,056
1,005,392	Skellerup Holdings Ltd. (New Zealand)	1,227,269
9,000	SLM Solutions Group AG* (Germany)	378,681
27,000	va-Q-tec AG* (Germany)	726,780

		6,115,638

	Internet & Direct Marketing Retail 3.2%
792	Amazon.com, Inc.*	761,389
461,655	AO World plc* (United Kingdom)	689,759
187,582	ePrice S.p.A. (Italy)	680,629
160,000	Kogan.com Ltd. (Australia)	483,190
4,290	Netflix, Inc.*	777,992
171,261	Ocado Group plc* (United Kingdom)	671,716
780	Priceline Group, Inc. (The)*	1,428,040
37,642	Sportamore AB* (Sweden)	657,414
100	Vipshop Holdings Ltd. ADR* (China)	879

		6,151,008

	Internet Software & Services 3.5%
11,238	Alibaba Group Holding Ltd., ADR* (China)	1,940,915
2,538	Alphabet, Inc., Class A*	2,471,301
8,218	Facebook, Inc.*	1,404,210
1,400,000	nearmap Ltd.* (Australia)	719,295
4,600	Tencent Holdings Ltd. (China)	197,977

		6,733,698

	IT Consulting & Other Services 1.6%
43,086	Cognizant Technology Solutions Corp., Class A	3,125,458

	Leisure Facilities 0.4%
587,500	Goals Soccer Centres plc* (United Kingdom)	755,760

	Leisure Products 3.7%
63,000	Bandai Namco Holdings, Inc. (Japan)	2,161,120
150,000	KMC Kuei Meng International, Inc. (Taiwan)	648,002
1,281,224	Photo-Me International plc (United Kingdom)	2,987,300
10,000	Shimano, Inc. (Japan)	1,332,148

		7,128,570

	Life Sciences Tools & Services 0.8%
497,724	Horizon Discovery Group plc* (United Kingdom)	1,513,976

Shares		Value

	Movies & Entertainment 3.1%
82,577	AFC Ajax N.V.* (Netherlands)	$1,005,257
168,000	Borussia Dortmund GmbH & Co. KGaA (Germany)	1,628,186
3,300	Celtic plc* (United Kingdom)	5,793
1,200,000	Juventus Football Club S.p.A.* (Italy)	1,121,860
8,000	Toei Co. Ltd. (Japan)	887,980
26,000	Toho Co. Ltd. (Japan)	906,910
5,233	Walt Disney Co. (The)	515,817

		6,071,803

	Multi-Utilities 1.1%
142,009	Telecom Plus plc (United Kingdom)	2,066,571

	Oil & Gas Refining & Marketing 0.1%
3,454	World Fuel Services Corp.	117,125

	Personal Products 0.7%
19,023	Herbalife Ltd.*	1,290,330
1,000	USANA Health Sciences, Inc.*	57,700

		1,348,030

	Pharmaceuticals 0.2%
10,047	Novo Nordisk A/S, Class B (Denmark)	480,309

	Publishing 2.4%
235,609	New York Times Co. (The)	4,617,936

	Real Estate Services 0.0%
128	Jones Lang LaSalle, Inc.	15,808

	Regional Banks 0.0%
100	Metro Bank plc* (United Kingdom)	4,529

	Restaurants 1.0%
60,000	Shake Shack, Inc., Class A*	1,993,800

	Semiconductors 1.4%
11,941	Microchip Technology, Inc.	1,072,063
238,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	1,699,215

		2,771,278

	Soft Drinks 0.1%
62,352	Reed’s, Inc.*	137,174

	Specialized Consumer Services 0.4%
22,000	Asante, Inc. (Japan)	387,700
10,000	San Holdings, Inc. (Japan)	242,613
21,900	Tear Corp. (Japan)	166,987

		797,300

	Specialized Finance 0.2%
7,500	Zenkoku Hosho Co. Ltd. (Japan)	314,930

	Specialty Chemicals 0.1%
150,371	Polygiene AB* (Sweden)	212,313

	Specialty Stores 0.8%
40,000	Asahi Co. Ltd. (Japan)	473,495
10,468	Fenix Outdoor International AG (Switzerland)	1,052,596

		1,526,091

	Systems Software 1.1%
12,892	Check Point Software Technologies Ltd.* (Israel)	1,469,946
68,000	WANdisco plc* (United Kingdom)	733,516

		2,203,462

SEPTEMBER 30, 2017

Shares		Value

	Technology Hardware, Storage & Peripherals 0.7%
241,619	Xaar plc (United Kingdom)	$1,442,392

	Thrifts & Mortgage Finance 0.1%
9,900	Housing Development Finance Corp. Ltd. (India)	262,239

	Trading Companies & Distributors 0.1%
2,500	Air Lease Corp.	106,550

	Total Common Stocks (cost $130,335,006)	165,811,513

	LIMITED PARTNERSHIP INTEREST 0.1%

	Asset Management & Custody Banks 0.1%
	Greenspring Global Partners II-B, L.P.* *** †	215,512

	Total Limited Partnership Interest (cost $211,184)	215,512

	EXCHANGE-TRADED FUNDS 0.1%

	Asset Management & Custody Banks 0.1%
1,500	PowerShares Dynamic Pharmaceuticals Portfolio	98,025

	Total Exchange-Traded Funds (cost $89,935)	98,025

Principal Amount		Value

	SHORT-TERM INVESTMENTS 15.4%

	Repurchase Agreement 15.4%
$29,928,007	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $30,580,000 of United States Treasury Notes 2.250% due 2/15/27; value: $30,527,066; repurchase proceeds: $29,928,306 (cost $29,928,007)	$29,928,007

	Total Short-Term Investments (cost $29,928,007)	29,928,007

	Total Investments (cost $160,564,132) 100.6%	196,053,057

	Liabilities less Other Assets (0.6%)	(1,196,503)

	NET ASSETS 100.0%	$194,856,554

*Non-income producing.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†Security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933 (see Note 9).

ADR American Depositary Receipt.

See Notes to Financial Statements.

At September 30, 2017, Wasatch World Innovators Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Australia	1.3
Belgium	1.2
Brazil	0.8
Canada	0.9
China	2.3
Denmark	0.3
France	3.1
Germany	3.9
India	0.3
Indonesia	0.4
Israel	5.1
Italy	3.6
Japan	16.9
Netherlands	0.6
New Zealand	1.5
Sweden	1.1
Switzerland	0.6
Taiwan	1.4
United Kingdom	19.0
United States	35.7

TOTAL	100.0%

WASATCH-1ST SOURCE INCOME FUND (FMEQX)

Schedule of Investments

Principal Amount		Value

	CORPORATE BONDS 53.3%

	Automobile Manufacturers 1.4%
$1,250,000	Ford Motor Credit Co., LLC, 5.75%, 2/1/21	$1,370,734

	Beverages-Non-Alcoholic 0.8%
750,000	PepsiCo, Inc., 5.00%, 6/1/18	767,136

	Biotechnology 1.0%
1,000,000	Roche Holdings, Inc., 2.25%, 9/30/19†	1,006,220

	Computer Services 3.5%
1,350,000	Apple, Inc., 1.70%, 2/22/19	1,353,240
2,000,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	2,073,091

		3,426,331

	Construction Machinery & Heavy Trucks 1.1%
1,000,000	John Deere Capital Corp., 2.25%, 4/17/19	1,009,219

	Consumer Finance 1.0%
1,000,000	American Express Credit Corp., 2.25%, 8/15/19 MTN	1,008,305

	Diversified Banks 8.1%
1,000,000	Bank of America Corp., 4.00%, 4/1/24 MTN	1,056,453
1,200,000	Citigroup, Inc., 3-month LIBOR + 0.55%, 1.867%, 8/25/36†††	999,000
1,000,000	Fulton Financial Corp., 3.60%, 3/16/22	1,010,609
1,000,000	HSBC Holdings plc, 3-month LIBOR + 2.24%, 3.557%, 3/8/21††† (United Kingdom)	1,052,350
1,250,000	PNC Bank NA, 3.80%, 7/25/23	1,318,471
1,250,000	Royal Bank of Canada, 2.20%, 9/23/19 (Canada)	1,256,357
1,125,000	US Bancorp, 3.00%, 3/15/22 MTN	1,159,449

		7,852,689

	Diversified Financial Services 4.0%
1,600,000	General Electric Co., 4.65%, 10/17/21 MTN	1,752,106
1,250,000	General Electric Co., 3-month LIBOR + 3.33%, 5.00%, 1/21/21, Series D††† §§§	1,322,125
750,000	New York Life Global Funding, 2.15%, 6/18/19†	752,794

		3,827,025

	E-Commerce/Products 1.3%
1,250,000	Alibaba Group Holding Ltd., 3.125%, 11/28/21 (Cayman Islands)	1,277,781

	Enterprise Software & Services 1.2%
1,100,000	CA, Inc., 3.60%, 8/15/22	1,127,480

	Insurance 5.2%
1,000,000	Allstate Corp. (The), 3-month LIBOR + 1.935%, 3.25%, 5/15/67†††	985,000
1,100,000	Aspen Insurance Holdings Ltd., 4.65%, 11/15/23 (Bermuda)	1,177,204
1,200,000	Athene Global Funding, 4.00%, 1/25/22†	1,249,319
560,000	Jackson National Life Global Funding, 4.70%, 6/1/18†	570,833
1,175,000	Lincoln National Corp., 3-month LIBOR + 2.358%, 3.672%, 5/17/66†††	1,092,750

		5,075,106

	Integrated Telecommunication Services 3.9%
1,250,000	AT&T, Inc., 5.20%, 3/15/20	1,338,314
1,000,000	Crown Castle Towers, LLC, 4.883%, 8/15/40†	1,059,273
1,250,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,401,209

		3,798,796

Principal Amount		Value

	Investment Banking & Brokerage 7.9%
$ 1,700,000	Goldman Sachs Group, Inc. (The), 3-month LIBOR + 1.75%, 3.064%, 10/28/27 MTN†††	$1,769,547
1,250,000	JPMorgan Chase & Co., 3-month LIBOR + 1.23%, 2.543%, 10/24/23†††	1,277,092
1,000,000	JPMorgan Chase & Co., 3.25%, 9/23/22	1,033,821
1,000,000	JPMorgan Chase & Co., 3-month LIBOR + 3.47%, 7.90%, 4/30/18, Series 1††† §§§	1,030,000
1,250,000	Morgan Stanley, 3-month LIBOR + 1.40%, 2.713%, 10/24/23 MTN†††	1,278,413
1,200,000	Morgan Stanley, 4.875%, 11/1/22	1,300,525

		7,689,398

	Multimedia 0.9%
800,000	NBCUniversal Media, LLC , 5.15%, 4/30/20	864,734

	Oil Companies—Integrated 1.6%
1,500,000	BP Capital Markets plc, 3.245%, 5/6/22 (United Kingdom)	1,553,854

	Pharmaceuticals 0.8%
575,000	Pharmacia, LLC, 6.75%, 12/15/27	732,612

	Pipelines 1.0%
1,000,000	Enterprise Products Operating, LLC, 3-month LIBOR + 2.778%, 4.093%, 6/1/67†††	970,591

	Property & Casualty Insurance 0.9%
1,000,000	XLIT Ltd., 3-month LIBOR + 2.458%, 3.761%, 10/30/17, Series E††† §§§ (Cayman Islands)	911,670

	Residential REITs 2.5%
1,200,000	AvalonBay Communities, Inc., 4.20%, 12/15/23 MTN	1,288,448
1,000,000	EPR Properties, 5.75%, 8/15/22	1,106,780

		2,395,228

	Semiconductor Equipment 1.1%
1,000,000	Applied Materials, Inc., 4.30%, 6/15/21	1,072,897

	Semiconductors 1.5%
1,400,000	QUALCOMM, Inc., 3-month LIBOR + 0.73%, 2.041%, 1/30/23†††	1,407,027

	Super-Regional Banks—U.S. 1.4%
1,250,000	Wells Fargo & Co., 4.125%, 8/15/23	1,323,292

	Trucking & Leasing 1.2%
1,000,000	Aviation Capital Group Corp., 6.75%, 4/6/21†	1,130,328

	Total Corporate Bonds (cost $51,058,721)	51,598,453

SEPTEMBER 30, 2017

Principal Amount		Value

	ASSET-BACKED SECURITIES 15.7%

$ 913,223	2010 U-Haul S Fleet, LLC, 4.899%, 10/25/23, Series 2010-BT1A, Class 1†	$913,566
1,000,000	Avis Budget Rental Car Funding AESOP, LLC, 2.50%, 7/20/21, Series 2015-1A, Class A†	998,505
1,000,000	Citibank Credit Card Issuance Trust, 1-month LIBOR + 0.77%, 2.007%, 5/14/29, Series 2017-A6, Class A6†††	1,010,101
854,373	DT Auto Owner Trust 2016-2, 2.92%, 5/15/20, Series 2016-2A, Class B†	855,662
825,000	Exeter Automobile Receivables Trust, 3.59%, 8/16/21, Series 2015-3A, Class B†	831,256
1,290,361	Fairway Outdoor Funding, LLC, 4.212%, 10/15/42, Series 2012-1A, Class A2†	1,310,181
963,986	Global SC Finance IV Ltd., 3.85%, 4/15/37, Series 2017-1A, Class A†	977,054
1,000,000	Hertz Vehicle Financing, LLC 2016-2, 2.95%, 3/25/22, Series 2016-2A, Class A†	997,048
965,000	HOA Funding, LLC, 5.50%, 8/20/44, Series 2015-1A, Class A2†	958,506
1,000,000	Scala Funding Co., LLC, 3.91%, 2/15/21, Series 2016-1, Class A*** †	1,009,375
1,197,770	Shenton Aircraft Investment I Ltd., 4.75%, 10/15/42, Series 2015-1A, Class A† (Cayman Islands)	1,254,174
888,280	Spirit Master Funding, LLC, 5.05%, 7/20/40, Series 2014-1A, Class A1†	912,997
1,519,000	Wendys Funding, LLC, 3.371%, 6/15/45, Series 2015-1A, Class A2I†	1,532,625
1,610,000	World Financial Network Credit Card Master Trust, 3.14%, 1/17/23, Series 2012-A, Class A	1,639,547

	Total Asset-Backed Securities (cost $15,204,019)	15,200,597

	MORTGAGE-BACKED SECURITIES 12.5%

1,039,475	Federal Home Loan Mortgage Corp., 12-month LIBOR + 1.820%, 2.714%, 1/1/43, Series 840522†††	1,077,186
1,384,384	Federal Home Loan Mortgage Corp., 3.50%, 2/1/32, Series G18637	1,447,861
1,000,000	Federal National Mortgage Assoc., 2.42%, 4/1/22, Series AM8263	1,003,352
976,320	Federal National Mortgage Assoc., 12-month LIBOR + 1.599%, 2.45%, 7/1/44, Series AL9645†††	1,005,779
1,026,618	Federal National Mortgage Assoc., 12-month LIBOR + 1.496%, 2.669%, 4/1/44, Series AL9804†††	1,059,942
1,775,841	Federal National Mortgage Assoc., 3.00%, 3/1/29, Series AL4936	1,831,205
1,190,358	Federal National Mortgage Assoc., 12-month LIBOR + 1.60%, 3.118%, 5/1/47, Series BH0393†††	1,215,087
1,018,760	Federal National Mortgage Assoc., 3.50%, 6/1/32, Series AL2525	1,070,102
1,118,669	Federal National Mortgage Assoc., 3.50%, 9/1/32, Series AP8284	1,165,592
1,175,270	Government National Mortgage Assoc., 3.87%, 10/15/36, Series AO0029	1,251,446

	Total Mortgage-Backed Securities (cost $12,138,543)	12,127,552

Principal Amount		Value

	U.S. TREASURY NOTES 6.7%

$ 1,200,000	U.S. Treasury Note, 2.25%, 7/31/18	$1,208,813
1,100,000	U.S. Treasury Note, 2.625%, 8/15/20	1,131,238
2,500,000	U.S. Treasury Note, 3.625%, 8/15/19	2,599,707
1,500,000	U.S. Treasury Note, 3.625%, 2/15/20	1,572,773

	Total U.S. Treasury Notes (cost $6,523,361)	6,512,531

	U.S. GOVERNMENT AGENCY SECURITIES 4.4%

1,050,000	Federal Farm Credit Banks, 2.60%, 10/6/22	1,075,881
1,000,000	Federal Farm Credit Banks, 4.95%, 12/16/19	1,071,090
1,000,000	Tennessee Valley Authority, 3.875%, 2/15/21	1,066,156
1,000,000	Tennessee Valley Authority, 6.25%, 12/15/17, Series E	1,010,209

	Total U.S. Government Agency Securities (cost $4,232,150)	4,223,336

	MUNICIPAL BONDS 4.0%

730,000	City of Dublin, Ohio, 5.00%, 12/1/22, Series B	806,176
500,000	Iowa Student Loan Liquidity Corp., 2.86%, 12/1/22, Series A-2	499,655
1,325,000	Municipal Electric Authority of Georgia, 4.03%, 1/1/20, Series A	1,352,480
1,200,000	State of New York Mortgage Agency, 3.653%, 4/1/23, Series 172	1,238,424

	Total Municipal Bonds (cost $3,896,904)	3,896,735

	U.S. TREASURY INFLATION-PROTECTED SECURITIES 2.1%

894,179	Treasury Inflation-Protected Security, 2.00%, 1/15/26	1,005,618
969,136	Treasury Inflation-Protected Security, 2.125%, 1/15/19	999,308

	Total U.S. Treasury Inflation-Protected Securities (cost $2,011,215)	2,004,926

WASATCH-1ST SOURCE INCOME FUND (FMEQX)	SEPTEMBER 30, 2017

Schedule of Investments (continued)

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.8%

	Repurchase Agreement 0.8%
$ 779,866	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $800,000 of United States Treasury Notes 2.250% due 2/15/27; value: $798,615; repurchase proceeds: $779,874 (cost $779,866)	$779,866

	Total Short-Term Investments (cost $779,866)	779,866

	Total Investments (cost $95,844,779) 99.5%	96,343,996

	Other Assets less Liabilities 0.5%	522,562

	NET ASSETS 100.0%	$96,866,558

†Liquid security purchased in a private placement transaction or under Rule 144A of the Securities Act of 1933.

***Security was fair valued under procedures adopted by the Board of Trustees (see Note 12).

†††Variable rate securities.

§§§Perpetual maturity. Callable any time after first call date. Maturity date is next call date.

LIBOR London Interbank Offered Rate.

MTN Medium Term Note.

See Notes to Financial Statements.

At September 30, 2017, Wasatch-1st Source Income Fund’s investments, excluding short-term investments, were in the following countries (unaudited):

Country	%
Bermuda	1.3
Canada	1.3
Cayman Islands	3.6
United Kingdom	2.7
United States	91.1

TOTAL	100.0%

WASATCH-HOISINGTON U.S. TREASURY FUND (WHOSX)	SEPTEMBER 30, 2017

Schedule of Investments

Principal Amount		Value

	U.S. GOVERNMENT OBLIGATIONS 99.4%

$146,300,000	U.S. Treasury Bond, 2.25%, 8/15/46	$128,635,417
66,500,000	U.S. Treasury Bond, 2.50%, 2/15/45	62,021,641
8,200,000	U.S. Treasury Bond, 2.50%, 5/15/46	7,619,594
8,000,000	U.S. Treasury Bond, 3.125%, 8/15/44	8,439,687
14,100,000	U.S. Treasury Bond, 3.75%, 11/15/43	16,527,844
39,000,000	U.S. Treasury Strip, principal only, 8/15/40	20,387,677
81,000,000	U.S. Treasury Strip, principal only, 5/15/44	37,398,422
175,700,000	U.S. Treasury Strip, principal only, 8/15/45	77,642,176

	Total U.S. Government Obligations (cost $376,059,411)	358,672,458

Principal Amount		Value

	SHORT-TERM INVESTMENTS 0.5%

	Repurchase Agreement 0.5%
$ 1,803,381	Repurchase Agreement dated 9/29/17, 0.12% due 10/2/17 with Fixed Income Clearing Corp. collateralized by $1,815,000 of United States Treasury Notes 2.250% due 11/15/24; value $1,842,795; repurchase proceeds: $1,803,399 (cost $1,803,381)	$1,803,381

	Total Short-Term Investments (cost $1,803,381)	1,803,381

	Total Investments (cost $377,862,792) 99.9%	360,475,839

	Other Assets less Liabilities 0.1%	389,925

	NET ASSETS 100.0%	$360,865,764

	See Notes to Financial Statements.

WASATCH FUNDS

Statements of Assets and Liabilities

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Assets:
Investments, at cost
Unaffiliated issuers	$971,086,223	$178,037,715	$33,701,376
Repurchase agreements	30,607,602	3,284,123	—

	$1,001,693,825	$181,321,838	$33,701,376

Investments, at market value
Unaffiliated issuers	$1,556,291,272	$230,551,773	$44,351,449
Repurchase agreements	30,607,602	3,284,123	—

	1,586,898,874	233,835,896	44,351,449
Cash	—	—	21,267
Foreign currency on deposit (cost of $2, $85,527, $0, $205,307, $136,379, $0, $824,731 and $316,767, respectively)	2	85,081	—
Receivable for investment securities sold	9,212,274	—	—
Capital shares receivable	701,015	846,550	29,496
Interest and dividends receivable	517,568	99,301	24,003
Prepaid expenses and other assets	64,052	30,310	8,150

Total Assets	1,597,393,785	234,897,138	44,434,365

Liabilities:
Payable for securities purchased	685,542	—	25,235
Capital shares payable	674,752	296,686	—
Payable to Trustees	2,698	259	72
Payable to Advisor	1,232,078	240,197	26,492
Accrued fund administration fees	22,503	2,882	40
Accrued expenses and other liabilities	382,659	126,315	63,127
Foreign capital gains taxes payable	145,962	2,542,300	177,764
Line of credit payable	—	—	—

Total Liabilities	3,146,194	3,208,639	292,730

Net Assets	$1,594,247,591	$231,688,499	$44,141,635

Net Assets Consist of:
Capital stock	$236,089	$567,817	$41,841
Paid-in-capital in excess of par	941,428,642	183,735,483	43,072,219
Undistributed net investment loss	(8,181,295)	(2,249,623)	(169,551)
Undistributed net realized gain (loss) on investments and foreign currency translations	75,705,068	(334,530)	(9,275,269)
Unrealized appreciation (depreciation) on:
Investments	585,059,087	49,971,758	10,472,309
Foreign currency translations	—	(2,406)	86

Net Assets	$1,594,247,591	$231,688,499	$44,141,635

Net Assets
Investor Class	1,211,088,872	207,949,077	15,273,263
Institutional Class	383,158,719	23,739,422	28,868,372

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	17,958,623	50,986,675	1,459,645
Institutional Class	5,650,304	5,795,065	2,724,422

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$67.44	$4.08	$10.46

Institutional Class	$67.81	$4.10	$10.60

See Notes to Financial Statements.

SEPTEMBER 30, 2017

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$438,405,639	$139,880,789	$65,507,888	$933,021,945	$373,980,301
114,452	2,545,919	170,608	—	6,840,234

$438,520,091	$142,426,708	$65,678,496	$933,021,945	$380,820,535

$642,139,569	$193,001,263	$103,116,066	$1,425,057,818	$487,600,677
114,452	2,545,919	170,608	—	6,840,234

642,254,021	195,547,182	103,286,674	1,425,057,818	494,440,911
—	3,386,853	—	—	—
204,374	136,622	—	825,011	317,256
2,061,346	1,064,091	—	75,583,869	6,968,228
255,254	11,436	1,437	261,955	274,801
818,231	430,154	84,559	1,799,749	580,404
36,394	20,273	17,130	48,106	22,402

645,629,620	200,596,611	103,389,800	1,503,576,508	502,604,002

961	5,535	—	866,101	160,740
549,097	503,757	740	234,437	214,131
1,266	621	210	2,554	1,060
897,733	388,443	103,366	1,535,382	717,203
12,007	4,437	1,160	24,907	7,085
248,660	237,313	75,990	334,341	221,672
194,004	1,692,272	211,637	399,631	608,007
—	—	—	38,706,233	—

1,903,728	2,832,378	393,103	42,103,586	1,929,898

$643,725,892	$197,764,233	$102,996,697	$1,461,472,922	$500,674,104

$2,149,596	$718,713	$274,160	$431,647	$1,437,149
458,776,588	300,171,384	56,869,006	946,357,956	361,894,975
(5,165,459)	(3,973,043)	(963,398)	(857,139)	(3,176,874)
(15,576,774)	(151,657,544)	9,419,032	23,854,576	27,512,252

203,539,926	52,507,102	37,396,541	491,636,242	113,012,369
2,015	(2,379)	1,356	49,640	(5,767)

$643,725,892	$197,764,233	$102,996,697	$1,461,472,922	$500,674,104

390,903,365	155,758,242	95,847,331	804,612,910	265,879,437
252,822,527	42,005,991	7,149,366	656,860,012	234,794,667

130,654,192	56,667,223	25,513,094	23,775,853	76,626,747
84,305,436	15,204,057	1,902,876	19,388,877	67,088,109

$2.99	$2.75	$3.76	$33.84	$3.47

$3.00	$2.76	$3.76	$33.88	$3.50

WASATCH FUNDS

Statements of Assets and Liabilities (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Assets:
Investments, at cost
Unaffiliated issuers	$146,135,164	$95,463,299	$181,184,148
Repurchase agreements	5,442,486	35,132,336	1,061,240

	$151,577,650	$130,595,635	$182,245,388

Investments, at market value
Unaffiliated issuers	$175,777,825	$97,877,603	$304,343,107
Repurchase agreements	5,442,486	35,132,336	1,061,240

	181,220,311	133,009,939	305,404,347
Cash	—	—	—
Foreign currency on deposit (cost of $0, $0, $323,568, $0, $0, $0, $16 and $0, respectively)	—	—	323,491
Receivable for investment securities sold	—	528,595	6,701,459
Receivable from broker for securities sold short	—	24,238,309	—
Capital shares receivable	2,212	2,363	162,524
Interest and dividends receivable	266,641	513,331	54,666
Prepaid expenses and other assets	12,394	11,499	14,557

Total Assets	181,501,558	158,304,036	312,661,044

Liabilities:
Securities sold short, at value (proceeds of $0, $39,530,978, $0, $0, $0, $0, $0 and $0, respectively)	—	51,372,975	—
Payable for securities purchased	612,223	528,695	434,025
Capital shares payable	286,657	258,769	187,486
Dividends payable to shareholders	7,742	—	—
Payable to Trustees	350	324	518
Payable to Advisor	110,788	87,887	368,952
Accrued fund administration fees	3,029	6,979	4,069
Accrued expenses and other liabilities	157,308	94,702	82,744
Foreign capital gains taxes payable	—	—	—
Dividends payable on securities sold short	—	35,096	—

Total Liabilities	1,178,097	52,385,427	1,077,794

Net Assets	$180,323,461	$105,918,609	$311,583,250

Net Assets Consist of:
Capital stock	$181,597	$84,062	$378,616
Paid-in-capital in excess of par	129,990,606	269,576,440	156,943,289
Undistributed net investment loss	(7,742)	(455,640)	(2,607,368)
Undistributed net realized gain (loss) on investments and foreign currency translations	20,515,564	(153,858,560)	33,709,860
Unrealized appreciation (depreciation) on:
Investments	29,642,661	2,414,304	123,158,959
Securities sold short	—	(11,841,997)	—
Foreign currency translations	775	—	(106)

Net Assets	$180,323,461	$105,918,609	$311,583,250

Net Assets
Investor Class	175,729,806	79,840,934	311,583,250
Institutional Class	4,593,655	26,077,675	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	17,696,551	6,346,189	37,861,629
Institutional Class	463,161	2,059,982	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$9.93	$12.58	$8.23

Institutional Class	$9.92	$12.66	$—

See Notes to Financial Statements.

SEPTEMBER 30, 2017

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$134,982,417	$1,026,594,334	$275,874,294	$30,556,119	$73,167,213
14,565,031	35,091,465	3,047,345	7,174,334	807,568

$149,547,448	$1,061,685,799	$278,921,639	$37,730,453	$73,974,781

$202,408,384	$1,651,629,962	$368,437,014	$37,757,848	$107,444,433
14,565,031	35,091,465	3,047,345	7,174,334	807,568

216,973,415	1,686,721,427	371,484,359	44,932,182	108,252,001
—	—	—	4,672	—
—	—	—	20	—
548,641	7,225,798	3,576,973	89,450	3,387,676
—	—	—	—	—
261,410	377,034	97,550	189	8,925
89,118	156,955	302,621	109,121	3,626
112,190	52,479	19,288	7,163	10,343

217,984,774	1,694,533,693	375,480,791	45,142,797	111,662,571

—	—	—	—	—
1,398,391	678,926	4,199,033	—	111,484
101,841	1,056,821	226,537	29,682	24,973
—	—	—	1,336	—
353	3,251	621	92	187
254,551	1,319,408	284,149	17,046	88,458
2,529	26,750	4,836	38	948
98,070	503,489	116,167	49,901	70,898
41,815	—	—	—	—
—	—	—	—	—

1,897,550	3,588,645	4,831,343	98,095	296,948

$216,087,224	$1,690,945,048	$370,649,448	$45,044,702	$111,365,623

$621,029	$369,421	$466,483	$38,233	$51,055
133,859,058	926,908,268	263,832,369	43,609,145	69,079,343
(1,095,632)	(9,822,810)	(127,730)	(69,552)	(903,987)
15,318,328	152,006,179	13,915,606	(5,734,891)	12,127,740

67,384,152	621,483,352	92,562,720	7,201,729	31,011,472
—	—	—	—	—
289	638	—	38	—

$216,087,224	$1,690,945,048	$370,649,448	$45,044,702	$111,365,623

216,087,224	1,182,572,507	320,978,066	45,044,702	111,365,623
—	508,372,541	49,671,382	—	—

62,102,919	25,864,169	40,426,435	3,823,302	5,105,548
—	11,077,901	6,221,882	—	—

$3.48	$45.72	$7.94	$11.78	$21.81

$—	$45.89	$7.98	$—	$—

WASATCH FUNDS	SEPTEMBER 30, 2017

Statements of Assets and Liabilities (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Assets:
Investments, at cost
Unaffiliated issuers	$130,636,125	$95,064,913	$376,059,411
Repurchase agreements	29,928,007	779,866	1,803,381

	$160,564,132	$95,844,779	$377,862,792

Investments, at market value
Unaffiliated issuers	$166,125,050	$95,564,130	$358,672,458
Repurchase agreements	29,928,007	779,866	1,803,381

	196,053,057	96,343,996	360,475,839
Cash	—	—	3,081,974
Foreign currency on deposit (cost of $714,263, $0 and $0, respectively)	714,722	—	—
Receivable for investment securities sold	1,835,086	1,288,113	—
Capital shares receivable	29,124	170,118	239,408
Interest and dividends receivable	217,404	709,790	941,835
Prepaid expenses and other assets	13,354	6,628	21,545

Total Assets	198,862,747	98,518,645	364,760,601

Liabilities:
Payable for securities purchased	3,621,750	1,462,936	3,081,974
Capital shares payable	28,221	31,503	450,511
Dividends payable to shareholders	—	49,078	103,269
Payable to Trustees	345	183	643
Payable to Advisor	233,013	43,734	150,503
Accrued fund administration fees	2,691	876	5,113
Accrued expenses and other liabilities	120,173	63,777	102,824

Total Liabilities	4,006,193	1,652,087	3,894,837

Net Assets	$194,856,554	$96,866,558	$360,865,764

Net Assets Consist of:
Capital stock	$85,638	$95,696	$221,097
Paid-in-capital in excess of par	142,306,955	96,396,119	393,379,144
Undistributed net investment income (loss)	(41,744)	4,835	36,338
Undistributed net realized gain (loss) on investments and foreign currency translations	17,297,868	(129,309)	(15,383,862)
Unrealized appreciation (depreciation) on:
Investments	35,205,722	499,217	(17,386,953)
Foreign currency translations	2,115	—	—

Net Assets	$194,856,554	$96,866,558	$360,865,764

Net Assets
Investor Class	191,020,527	96,866,558	360,865,764
Institutional Class	3,836,027	—	—

Capital Stock Issued and Outstanding (Unlimited number of shares authorized, $0.01 par value)
Investor Class	8,396,024	9,569,601	22,109,744
Institutional Class	167,768	—	—

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE
Investor Class	$22.75	$10.12	$16.32

Institutional Class	$22.87	$—	$—

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Statements of Operations

	CORE GROWTH FUND	EMERGING INDIA FUND	EMERGING MARKETS SELECT FUND

Investment Income:
Interest	$36,762	$5,980 [1]	$494
Dividends[2]
Unaffiliated issuers	6,123,883	1,138,240	439,605

Total investment income	6,160,645	1,144,220	440,099

Expenses:
Investment advisory fees	14,488,481	1,790,300	389,827
Shareholder servicing fees — Investor Class	1,395,864	225,456	38,513
Shareholder servicing fees — Institutional Class	6,999	2,032	3,286
Fund administration fees	246,657	24,406	6,633
Fund accounting fees	147,063	37,398	22,843
Reports to shareholders — Investor Class	150,955	31,127	9,655
Reports to shareholders — Institutional Class	48,537	4,600	4,714
Custody fees	80,819	204,718	57,053
Federal and state registration fees — Investor Class	50,316	26,850	14,073
Federal and state registration fees — Institutional Class	29,726	17,551	16,399
Legal fees	114,881	10,706	3,486
Trustees’ fees	207,541	14,818	5,527
Interest	45,488	4,461	4,642
Audit fees	38,781	33,403	34,674
Other expenses	70,554	37,999	27,856

Total expenses before reimbursement	17,122,662	2,465,825	639,181
Reimbursement of expenses by Advisor	(136,395)	(30,597)	(128,774)

Net Expenses	16,986,267	2,435,228	510,407

Net Investment Loss	(10,825,622)	(1,291,008)	(70,308)

Realized Gain (Loss):
Investments sold	76,987,749	601,850	(538,785)
Foreign currency forward exchange contracts	—	—	—
Foreign currency transactions	(15,586)	(263,963)	(30,520)
Foreign capital gains taxes	—	—	—

Net realized gain (loss)	76,972,163	337,887	(569,305)

Change in Unrealized Appreciation (Depreciation):
Investments	186,614,227	27,864,822	5,620,261
Foreign currency translations	—	(14,940)	1,595
Deferred foreign capital gains taxes	(145,962)	(1,385,595)	45,211

Net change in unrealized appreciation (depreciation)	186,468,265	26,464,287	5,667,067

Net gain (loss) on investments	263,440,428	26,802,174	5,097,762

Net Increase (Decrease) in Net Assets Resulting from Operations	$252,614,806	$25,511,166	$5,027,454

[1]	Net of $34, $4, $1,586, and $1 in foreign withholding taxes, respectively.

[2]	Net of $38,943, $2,329, $39,195, $850,501, $645,664, $31,792, $1,779,998 and $1,021,480 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2017

EMERGING MARKETS SMALL CAP FUND	FRONTIER EMERGING SMALL COUNTRIES FUND	GLOBAL OPPORTUNITIES FUND	INTERNATIONAL GROWTH FUND	INTERNATIONAL OPPORTUNITIES FUND

$4,157 [1]	$141,725 [1]	$472	$9,194 [1]	$—

10,475,655	5,683,722	559,482	16,402,749	8,084,882

10,479,812	5,825,447	559,954	16,411,943	8,084,882

11,169,632	5,710,221	1,401,649	17,177,482	9,872,954
778,659	857,713	124,527	883,930	1,067,642
4,770	2,353	1,754	3,269	140,081
115,046	55,337	19,039	233,773	95,911
90,913	54,190	33,343	152,540	83,622
62,137	74,393	16,933	86,912	86,445
10,695	8,606	5,135	99,287	48,211
720,646	690,838	47,946	405,754	485,820
33,268	52,217	20,099	36,816	38,560
21,535	31,392	16,621	36,507	25,342
54,716	29,572	8,616	114,461	69,860
110,032	65,291	19,075	203,855	94,136
56,281	84,931	17,888	51,897	43,459
61,274	50,089	34,482	34,578	40,956
136,644	86,796	34,766	92,778	67,040

13,426,248	7,853,939	1,801,873	19,613,839	12,260,039
(452,003)	(555,297)	(33,503)	(95,402)	(142,523)

12,974,245	7,298,642	1,768,370	19,518,437	12,117,516

(2,494,433)	(1,473,195)	(1,208,416)	(3,106,494)	(4,032,634)

73,026,817	(3,028,046)	10,630,585	32,736,843	78,102,933
—	35	—	—	—
(342,025)	(801,051)	(76,203)	(458,056)	(762,093)
(1,414,073)	(4,286,656)	(43,042)	—	(798,441)

71,270,719	(8,115,718)	10,511,340	32,278,787	76,542,399

(11,347,996)	142,118	3,143,510	127,075,087	(41,579,884)
(7,969)	11,574	(5,114)	60,450	(9,765)
2,003,504	2,633,664	299,943	(225,107)	451,702

(9,352,461)	2,787,356	3,438,339	126,910,430	(41,137,947)

61,918,258	(5,328,362)	13,949,679	159,189,217	35,404,452

$59,423,825	$(6,801,557)	$12,741,263	$156,082,723	$31,371,818

WASATCH FUNDS

Statements of Operations (continued)

	LARGE CAP VALUE FUND	LONG/SHORT FUND	MICRO CAP FUND

Investment Income:
Interest	$2,858	$—	$3,051
Dividends[2]
Unaffiliated issuers	5,662,303	2,717,613	883,108
Non-cash dividends	—	—	—

Total investment income	5,665,161	2,717,613	886,159

Expenses:
Investment advisory fees	1,682,721	1,875,518	4,397,861
Shareholder servicing fees — Investor Class	280,393	217,335	163,545
Shareholder servicing fees — Institutional Class	1,535	3,996	—
Fund administration fees	31,816	28,972	47,340
Fund accounting fees	29,173	26,805	41,410
Reports to shareholders — Investor Class	41,139	23,934	24,217
Reports to shareholders — Institutional Class	10,979	8,950	—
Custody fees	10,021	13,310	37,564
Federal and state registration fees — Investor Class	20,974	27,742	21,045
Federal and state registration fees — Institutional Class	11,696	17,756	—
Legal fees	40,797	17,794	20,615
Trustees’ fees	28,601	31,205	40,934
Dividends on securities sold short	—	1,020,089	—
Interest	5,771	487,198	9,164
Audit fees	33,403	33,403	31,960
Other expenses	27,776	20,497	26,731

Total expenses before reimbursement	2,256,795	3,854,504	4,862,386
Reimbursement of expenses by Advisor	(199,214)	(60,547)	—

Net Expenses	2,057,581	3,793,957	4,862,386

Net Investment Income (Loss)	3,607,580	(1,076,344)	(3,976,227)

Realized Gain (Loss):
Investments sold	25,169,764	23,313,928	39,189,501
Affiliated issuers	—	—	—
Foreign currency transactions	271	—	(15,790)
Options written	99,363	—	—
Short positions	—	(18,701,895)	—

Net realized gain	25,269,398	4,612,033	39,173,711

Change in Unrealized Appreciation (Depreciation):
Investments	(811,691)	(2,651,163)	28,515,825
Affiliated issuers	—	—	—
Foreign currency translations	775	—	(190)
Short positions	—	(502,851)	—
Deferred foreign capital gains taxes	—	—	—

Net change in unrealized appreciation (depreciation)	(810,916)	(3,154,014)	28,515,635

Net gain on investments	24,458,482	1,458,019	67,689,346

Net Increase in Net Assets Resulting from Operations	$28,066,062	$381,675	$63,713,119

[2]	Net of $153,387, $31,085, $22,632, $42,311, $0, $0, $11,467 and $3,636 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

FOR THE YEAR ENDED SEPTEMBER 30, 2017

MICRO CAP VALUE FUND	SMALL CAP GROWTH FUND	SMALL CAP VALUE FUND	STRATEGIC INCOME FUND	ULTRA GROWTH FUND

$21,216	$15,941	$6,643	$6,104	$13,305

1,958,490	6,775,148	4,189,916	1,011,227	230,926
—	—	—	171,765	—

1,979,706	6,791,089	4,196,559	1,189,096	244,231

2,999,126	17,365,396	3,335,640	343,567	1,006,432
217,495	2,220,633	333,402	83,779	137,077
—	12,799	2,661	—	—
32,323	295,261	56,801	8,348	17,127
38,236	177,231	45,121	16,252	25,655
31,022	162,275	34,686	12,203	16,549
—	63,117	7,089	—	—
40,628	313,526	21,505	3,589	10,144
20,889	56,052	30,208	19,572	18,618
—	26,156	14,624	—	—
14,041	139,686	25,629	3,660	7,439
27,419	270,313	47,311	7,813	14,772
—	—	—	—	—
5,943	83,159	10,901	1,485	3,522
58,304	54,354	34,460	30,903	34,621
35,828	96,517	27,526	6,630	17,272

3,521,254	21,336,475	4,027,564	537,801	1,309,228
—	(233,805)	(40,673)	(70,046)	—

3,521,254	21,102,670	3,986,891	467,755	1,309,228

(1,541,548)	(14,311,581)	209,668	721,341	(1,064,997)

19,903,205	172,290,112	27,354,516	2,718,988	11,888,435
—	(24,952,162)	—	—	—
(12,201)	(58,798)	3,999	523	4,037
—	—	—	—	—
—	—	—	—	—

19,891,004	147,279,152	27,358,515	2,719,511	11,892,472

22,199,503	66,430,493	33,444,338	2,097,274	9,619,456
—	30,950,488	—	—	—
93	6,868	(12)	56	(9)
—	—	—	—	—
(41,815)	—	—	—	—

22,157,781	97,387,849	33,444,326	2,097,330	9,619,447

42,048,785	244,667,001	60,802,841	4,816,841	21,511,919

$40,507,237	$230,355,420	$61,012,509	$5,538,182	$20,446,922

WASATCH FUNDS	FOR THE YEAR ENDED SEPTEMBER 30, 2017

Statements of Operations (continued)

	WORLD INNOVATORS FUND	INCOME FUND	U.S. TREASURY FUND

Investment Income:
Interest	$19,551	$2,489,228 [1]	$9,534,563
Dividends[2]
Unaffiliated issuers	2,188,360	43,140	—
Non-cash dividends	130,345	—	—

Total investment income	2,338,256	2,532,368	9,534,563

Expenses:
Investment advisory fees	2,774,058	539,755	1,727,013
Shareholder servicing fees — Investor Class	323,101	34,447	399,689
Shareholder servicing fees — Institutional Class	1,506	—	—
Fund administration fees	31,458	16,700	58,667
Fund accounting fees	44,299	33,136	35,828
Reports to shareholders — Investor Class	28,279	10,133	39,013
Reports to shareholders — Institutional Class	5,559	—	—
Custody fees	54,007	14,022	10,552
Federal and state registration fees — Investor Class	23,718	19,331	67,504
Federal and state registration fees — Institutional Class	16,587	—	—
Legal fees	13,829	7,276	25,921
Trustees’ fees	28,086	14,846	56,922
Interest	5,817	3,063	11,277
Audit fees	34,014	37,703	30,903
Other expenses	21,143	8,099	20,050

Total expenses before reimbursement	3,405,461	738,511	2,483,339
Reimbursement of expenses by Advisor	(32,700)	—	—

Net Expenses	3,372,761	738,511	2,483,339

Net Investment Income (Loss)	(1,034,505)	1,793,857	7,051,224

Realized Gain (Loss):
Investments sold	21,262,458	(98,032)	(15,383,863)
Foreign currency forward exchange contracts	624,745	—	—
Foreign currency transactions	(68,106)	—	—

Net realized gain (loss)	21,819,097	(98,032)	(15,383,863)

Change in Unrealized Appreciation (Depreciation):
Investments	15,295,625	(999,732)	(39,287,510)
Foreign currency forward exchange contracts	113,367	—	—
Foreign currency translations	6,132	—	—

Net change in unrealized appreciation (depreciation)	15,415,124	(999,732)	(39,287,510)

Net gain (loss) on investments	37,234,221	(1,097,764)	(54,671,373)

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,199,716	$696,093	$(47,620,149)

[1]	Net of $457 in foreign withholding taxes.
[2]	Net of $148,488, $0 and $0 in foreign withholding taxes, respectively.

See Notes to Financial Statements.

(This page intentionally left blank.)

WASATCH FUNDS

Statements of Changes in Net Assets

	CORE GROWTH FUND		EMERGING INDIA FUND
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(10,825,622)	$(7,219,134)	$(1,291,008)	$(780,023)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	76,972,163	6,560,806	337,887	75,863
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	186,468,265	127,845,697	26,464,287	9,007,373

Net increase (decrease) in net assets resulting from operations	252,614,806	127,187,369	25,511,166	8,303,213

Dividends paid from:
Investor Class
Net investment income	—	—	—	—
Net realized gains	(1,693,023)	(119,772,338)	(681,183)	(958,580)

	(1,693,023)	(119,772,338)	(681,183)	(958,580)
Institutional Class
Net investment income	(131,773)	—	—	—
Net realized gains	(427,998)	(18,740,216)	(138,465)	—

	(559,771)	(18,740,216)	(138,465)	—

Capital share transactions:
Investor Class
Shares sold	158,213,538	235,595,333	173,266,065	29,211,166
Shares issued to holders in reinvestment of dividends	1,656,949	117,452,918	675,573	881,647
Shares redeemed	(224,407,684)	(270,607,879)	(58,350,522)	(27,875,778)
Redemption fees	18,973	57,589	197,218	16,274

Net increase (decrease)	(64,518,224)	82,497,961	115,788,334	2,233,309

Institutional Class
Shares sold	136,598,360	102,256,296	21,762,904	8,344,245
Shares issued to holders in reinvestment of dividends	533,314	17,489,140	63,166	—
Shares redeemed	(62,595,979)	(22,196,227)	(12,400,532)	—
Redemption fees	7,603	9,043	11,033	—

Net increase (decrease)	74,543,298	97,558,252	9,436,571	8,344,245

Total increase (decrease) in net assets	260,387,086	168,731,028	149,916,423	17,922,187

Net assets:
Beginning of period	1,333,860,505	1,165,129,477	81,772,076	63,849,889

End of period	$1,594,247,591	$1,333,860,505	$231,688,499	$81,772,076

Undistributed net investment loss included in net assets at end of period	$(8,181,295)	$(5,575,059)	$(2,249,623)	$(1,649,540)

Capital share transactions — shares:
Investor Class
Shares sold	2,604,740	4,389,841	45,211,975	9,619,706
Shares issued to holders in reinvestment of dividends	28,319	2,179,898	229,008	291,936
Shares redeemed	(3,700,842)	(5,086,949)	(15,673,561)	(9,479,876)

Net increase (decrease) in shares outstanding	(1,067,783)	1,482,790	29,767,422	431,766

Institutional Class
Shares sold	2,250,747	1,883,923	5,981,814	2,879,575
Shares issued to holders in reinvestment of dividends	9,075	323,513	21,340	—
Shares redeemed	(1,003,821)	(410,462)	(3,087,664)	—

Net increase (decrease) in shares outstanding	1,256,001	1,796,974	2,915,490	2,879,575

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2017

EMERGING MARKETS SELECT FUND		EMERGING MARKETS SMALL CAP FUND		FRONTIER EMERGING SMALL COUNTRIES FUND
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016[1]	Year Ended September 30, 2017	Year Ended September 30, 2016[1]

$(70,308)	$39,611	$(2,494,433)	$(5,703,812)	$(1,473,195)	$3,750,574
(569,305)	(1,295,442)	71,270,719	(57,152,827)	(8,115,718)	(122,596,395)
5,667,067	5,180,985	(9,352,461)	150,259,510	2,787,356	71,170,573

5,027,454	3,925,154	59,423,825	87,402,871	(6,801,557)	(47,675,248)

—	—	—	(132,483)	—	(1,618,755)
—	—	—	—	—	—

—	—	—	(132,483)	—	(1,618,755)

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

5,170,460	5,021,512	71,727,934	135,426,837	50,572,101	256,042,228
—	—	—	117,400	—	1,545,813
(3,358,306)	(13,057,233)	(390,658,618)	(508,099,796)	(329,333,843)	(796,859,735)
4,694	1,244	14,789	6,249	8,464	47,252

1,816,848	(8,034,477)	(318,915,895)	(372,549,310)	(278,753,278)	(539,224,442)

4,104,118	6,298,780	148,425,692	163,579,317	17,267,589	156,914,661
—	—	—	—	—	—
(5,462,642)	(1,330,793)	(80,570,428)	(24,306,522)	(111,498,183)	(18,521,165)
1,073	—	1,856	242	712	839

(1,357,451)	4,967,987	67,857,120	139,273,037	(94,229,882)	138,394,335

5,486,851	858,664	(191,634,950)	(146,005,885)	(379,784,717)	(450,124,110)

38,654,784	37,796,120	835,360,842	981,366,727	577,548,950	1,027,673,060

$44,141,635	$38,654,784	$643,725,892	$835,360,842	$197,764,233	$577,548,950

$(169,551)	$(157,877)	$(5,165,459)	$(7,177,380)	$(3,973,043)	$(5,926,809)

533,891	607,896	27,967,821	55,771,862	20,091,652	96,401,830
—	—	—	48,512	—	574,652
(363,175)	(1,537,017)	(150,247,286)	(213,187,447)	(130,050,975)	(300,906,259)

170,716	(929,121)	(122,279,465)	(157,367,073)	(109,959,323)	(203,929,777)

414,375	735,711	53,895,941	69,868,540	6,898,616	60,003,922
—	—	—	—	—	—
(561,923)	(154,025)	(29,814,247)	(9,644,798)	(44,682,757)	(7,015,724)

(147,548)	581,686	24,081,694	60,223,742	(37,784,141)	52,988,198

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	GLOBAL OPPORTUNITIES FUND		INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2017	Year Ended September 30, 2016[1]	Year Ended September 30, 2017	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(1,208,416)	$(1,517,910)	$(3,106,494)	$(4,748,463)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	10,511,340	8,430,816	32,278,787	55,136,808
Net realized gain on options written	—	—	—	—
Net realized loss on short positions	—	—	—	—
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	3,438,339	14,070,421	126,910,430	116,091,330

Net increase in net assets resulting from operations	12,741,263	20,983,327	156,082,723	166,479,675

Dividends paid from:
Investor Class
Net investment income	(141,725)	(427,375)	—	—
Net realized gains	(7,610,212)	(19,259,921)	(29,626,224)	—

	(7,751,937)	(19,687,296)	(29,626,224)	—
Institutional Class
Net investment income	(20,477)	—	(393,058)	—
Net realized gains	(396,985)	—	(17,283,293)	—

	(417,462)	—	(17,676,351)	—

Capital share transactions:
Investor Class
Shares sold	9,564,866	21,166,046	106,544,800	222,578,093
Shares issued to holders in reinvestment of dividends	7,688,280	19,452,688	28,617,516	—
Shares redeemed	(76,357,387)	(46,667,870)	(330,404,896)	(726,095,437)
Redemption fees	3,721	12,452	16,380	11,556

Net decrease	(59,100,520)	(6,036,684)	(195,226,200)	(503,505,788)

Institutional Class
Shares sold	1,731,118	5,065,715	219,622,439	483,795,090
Shares issued to holders in reinvestment of dividends	338,803	—	16,749,716	—
Shares redeemed	(837,522)	—	(142,642,997)	(8,682,445)
Redemption fees	—	—	5,704	2,492

Net increase (decrease)	1,232,399	5,065,715	93,734,862	475,115,137

Total increase (decrease) in net assets	(53,296,257)	325,062	7,288,810	138,089,024

Net assets:
Beginning of period	156,292,954	155,967,892	1,454,184,112	1,316,095,088

End of period	$102,996,697	$156,292,954	$1,461,472,922	$1,454,184,112

Undistributed net investment loss included in net assets at end of period	$(963,398)	$(1,429,652)	$(857,139)	$(1,771,842)

Capital share transactions — shares:
Investor Class
Shares sold	2,822,944	6,694,423	3,614,830	7,681,730
Shares issued to holders in reinvestment of dividends	2,606,197	5,704,601	1,081,948	—
Shares redeemed	(22,787,072)	(13,949,592)	(10,993,871)	(24,818,248)

Net decrease in shares outstanding	(17,357,931)	(1,550,568)	(6,297,093)	(17,136,518)

Institutional Class
Shares sold	515,951	1,518,647	7,190,613	16,466,250
Shares issued to holders in reinvestment of dividends	114,848	—	633,020	—
Shares redeemed	(246,570)	—	(4,615,613)	(285,393)

Net increase (decrease) in shares outstanding	384,229	1,518,647	3,208,020	16,180,857

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2017

INTERNATIONAL OPPORTUNITIES FUND		LARGE CAP VALUE FUND		LONG/SHORT FUND
Year Ended September 30, 2017	Year Ended September 30, 2016[1]	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$(4,032,634)	$(1,149,686)	$3,607,580	$3,669,068	$(1,076,344)	$45,073
76,542,399	(6,218,080)	25,170,035	5,613,690	23,313,928	(125,012,468)
—	—	99,363	132,873	—	—
—	—	—	—	(18,701,895)	(24,738,165)
(41,137,947)	123,227,456	(810,916)	19,112,212	(3,154,014)	196,133,025

31,371,818	115,859,690	28,066,062	28,527,843	381,675	46,427,465

—	—	(3,557,468)	(3,733,214)	—	(364,125)
—	(22,512,072)	(6,413,391)	(20,730,247)	(42,943)	(49,332,592)

—	(22,512,072)	(9,970,859)	(24,463,461)	(42,943)	(49,696,717)

—	—	(75,697)	(60,085)	—	(479,596)
—	—	(63,659)	(252,053)	(18,132)	(22,243,655)

—	—	(139,356)	(312,138)	(18,132)	(22,723,251)

244,935,438	151,939,973	7,997,702	9,656,161	14,964,816	64,920,986
—	22,015,075	9,870,606	24,129,587	42,349	49,262,675
(503,406,532)	(184,742,350)	(49,536,033)	(91,876,593)	(119,778,795)	(527,803,631)
13,213	18,842	1,840	1,216	4,131	15,132

(258,457,881)	(10,768,460)	(31,665,885)	(58,089,629)	(104,767,499)	(413,604,838)

81,335,149	153,515,811	4,408,174	3,327,996	31,752,233	41,876,317
—	—	137,747	309,072	18,116	22,325,848
(33,966,318)	(9,205,095)	(3,793,616)	(1,601,692)	(69,587,600)	(401,523,032)
3,525	2,811	1,100	1,120	15,367	101,712

47,372,356	144,313,527	753,405	2,036,496	(37,801,884)	(337,219,155)

(179,713,707)	226,892,685	(12,956,633)	(52,300,889)	(142,248,783)	(776,816,496)

680,387,811	453,495,126	193,280,094	245,580,983	248,167,392	1,024,983,888

$500,674,104	$680,387,811	$180,323,461	$193,280,094	$105,918,609	$248,167,392

$(3,176,874)	$(237,268)	$(7,742)	$(3,731)	$(455,640)	$(145,368)

78,958,491	52,855,854	843,060	1,120,728	1,146,753	5,339,083
—	7,862,527	1,045,628	2,807,480	3,177	4,332,689
(161,991,381)	(66,779,782)	(5,213,402)	(10,503,774)	(9,381,896)	(44,954,538)

(83,032,890)	(6,061,401)	(3,324,714)	(6,575,566)	(8,231,966)	(35,282,766)

25,860,622	55,197,121	460,307	365,881	2,406,680	3,395,227
—	—	14,478	35,987	1,353	1,961,850
(10,875,848)	(3,093,786)	(409,841)	(176,253)	(5,398,348)	(33,338,059)

14,984,774	52,103,335	64,944	225,615	(2,990,315)	(27,980,982)

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	MICRO CAP FUND		MICRO CAP VALUE FUND
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

Operations:
Net investment income (loss)	$(3,976,227)	$(3,020,820)	$(1,541,548)	$(987,743)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	39,173,711	17,504,026	19,891,004	2,306,799
Change in unrealized appreciation on investments, foreign currency translations and deferred foreign capital gains taxes	28,515,635	25,086,105	22,157,781	18,406,751

Net increase in net assets resulting from operations	63,713,119	39,569,311	40,507,237	19,725,807

Dividends paid from:
Investor Class
Net investment income	(194,392)	—	(119,575)	—
Net realized gains	(22,635,465)	(40,544,074)	(2,945,428)	(17,904,955)
Return of capital	—	—	—	—

	(22,829,857)	(40,544,074)	(3,065,003)	(17,904,955)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	—	—

	—	—	—	—

Capital share transactions:
Investor Class
Shares sold	8,493,440	6,546,097	29,303,153	36,255,073
Shares issued to holders in reinvestment of dividends	21,444,591	38,421,674	3,005,231	17,528,757
Shares redeemed	(36,929,156)	(39,615,512)	(32,783,681)	(30,678,179)
Redemption fees	190	2,584	3,915	21,005

Net increase (decrease)	(6,990,935)	5,354,843	(471,382)	23,126,656

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—
Redemption fees	—	—	—	—

Net increase	—	—	—	—

Total increase (decrease) in net assets	33,892,327	4,380,080	36,970,852	24,947,508

Net assets:
Beginning of period	277,690,923	273,310,843	179,116,372	154,168,864

End of period	$311,583,250	$277,690,923	$216,087,224	$179,116,372

Undistributed net investment income (loss) included in net assets at end of period	$(2,607,368)	$(1,971,779)	$(1,095,632)	$(689,111)

Capital share transactions — shares:
Investor Class
Shares sold	1,187,956	973,225	9,461,106	13,603,287
Shares issued to holders in reinvestment of dividends	3,309,350	5,777,695	1,029,189	6,565,078
Shares redeemed	(5,256,054)	(6,040,054)	(10,751,970)	(11,446,018)

Net increase (decrease) in shares outstanding	(758,748)	710,866	(261,675)	8,722,347

Institutional Class
Shares sold	—	—	—	—
Shares issued to holders in reinvestment of dividends	—	—	—	—
Shares redeemed	—	—	—	—

Net increase in shares outstanding	—	—	—	—

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2017

SMALL CAP GROWTH FUND		SMALL CAP VALUE FUND		STRATEGIC INCOME FUND
Year Ended September 30, 2017	Year Ended September 30, 2016[1]	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$(14,311,581)	$(14,924,154)	$209,668	$682,252	$721,341	$1,690,915
147,279,152	162,637,861	27,358,515	16,775,143	2,719,511	(7,539,689)
97,387,849	67,189,440	33,444,326	18,262,012	2,097,330	9,420,214

230,355,420	214,903,147	61,012,509	35,719,407	5,538,182	3,571,440

—	—	(204,563)	(1,366,134)	(516,716)	(1,501,048)
(114,348,061)	(322,361,340)	—	—	—	(2,658,712)
—	—	—	—	—	(287,336)

(114,348,061)	(322,361,340)	(204,563)	(1,366,134)	(516,716)	(4,447,096)

—	—	(86,356)	(98,715)	—	—
(29,795,156)	—	—	—	—	—

(29,795,156)	—	(86,356)	(98,715)	—	—

101,783,116	209,117,699	58,194,449	35,656,524	3,250,647	5,689,341
111,807,878	309,835,993	197,942	1,301,422	509,614	4,380,286
(631,140,322)	(844,914,263)	(61,034,771)	(56,085,285)	(18,849,418)	(42,746,118)
21,451	67,941	8,744	1,743	561	3,056

(417,527,877)	(325,892,630)	(2,633,636)	(19,125,596)	(15,088,596)	(32,673,435)

231,976,705	334,206,662	25,348,797	5,124,166	—	—
27,104,939	—	85,869	98,258	—	—
(119,228,883)	(19,042,923)	(6,422,594)	(3,397,604)	—	—
7,043	369	299	79	—	—

139,859,804	315,164,108	19,012,371	1,824,899	—	—

(191,455,870)	(118,186,715)	77,100,325	16,953,861	(10,067,130)	(33,549,091)

1,882,400,918	2,000,587,633	293,549,123	276,595,262	55,111,832	88,660,923

$1,690,945,048	$1,882,400,918	$370,649,448	$293,549,123	$45,044,702	$55,111,832

$(9,822,810)	$(10,697,296)	$(127,730)	$223,317	$(69,552)	$(159,843)

2,390,725	5,131,888	8,126,959	6,099,737	289,909	548,323
2,797,995	7,380,562	27,919	216,904	46,032	425,080
(14,822,528)	(20,536,916)	(8,511,232)	(9,526,792)	(1,699,886)	(4,239,042)

(9,633,808)	(8,024,466)	(356,354)	(3,210,151)	(1,363,945)	(3,265,639)

5,418,588	8,204,969	3,512,510	902,562	—	—
676,777	—	12,060	16,322	—	—
(2,764,509)	(457,924)	(886,905)	(553,403)	—	—

3,330,856	7,747,045	2,637,665	365,481	—	—

WASATCH FUNDS

Statements of Changes in Net Assets (continued)

	ULTRA GROWTH FUND		WORLD INNOVATORS FUND
	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016[1]

Operations:
Net investment income (loss)	$(1,064,997)	$(982,316)	$(1,034,505)	$(1,240,640)
Net realized gain (loss) on investments, foreign currency translations and foreign capital gains taxes	11,892,472	7,330,801	21,819,097	11,692,010
Change in unrealized appreciation (depreciation) on investments, foreign currency translations and deferred capital gains taxes	9,619,447	11,054,954	15,415,124	6,110,487

Net increase (decrease) in net assets resulting from operations	20,446,922	17,403,439	36,199,716	16,561,857

Dividends paid from:
Investor Class
Net investment income	(520,867)	—	—	—
Net realized gains	(9,189,783)	(8,679,065)	(6,256,560)	(24,130,023)

	(9,710,650)	(8,679,065)	(6,256,560)	(24,130,023)
Institutional Class
Net investment income	—	—	—	—
Net realized gains	—	—	(128,118)

	—	—	(128,118)	—

Capital share transactions:
Investor Class
Shares sold	4,951,716	4,877,275	18,432,994	59,829,188
Shares issued to holders in reinvestment of dividends	9,435,416	8,403,349	6,041,921	22,861,112
Shares redeemed	(15,159,900)	(16,619,659)	(56,466,951)	(67,566,485)
Redemption fees	215	1,273	2,501	1,953

Net increase (decrease)	(772,553)	(3,337,762)	(31,989,535)	15,125,768

Institutional Class
Shares sold	—	—	5,854,133	5,998,939
Shares issued to holders in reinvestment of dividends	—	—	128,118	—
Shares redeemed	—	—	(8,754,213)	(25,551)

Net increase (decrease)	—	—	(2,771,962)	5,973,388

Total increase (decrease) in net assets	9,963,719	5,386,612	(4,946,459)	13,530,990

Net assets:
Beginning of period	101,401,904	96,015,292	199,803,013	186,272,023

End of period	$111,365,623	$101,401,904	$194,856,554	$199,803,013

Undistributed net investment income (loss) included in net assets at end of period	$(903,987)	$(1,199,720)	$(41,744)	$(456,077)

Capital share transactions — shares:
Investor Class
Shares sold	254,111	273,554	909,168	3,189,238
Shares issued to holders in reinvestment of dividends	538,244	459,702	326,414	1,198,171
Shares redeemed	(784,313)	(952,369)	(2,869,552)	(3,591,062)

Net increase (decrease) in shares outstanding	8,042	(219,113)	(1,633,970)	796,347

Institutional Class
Shares sold	—	—	299,276	309,990
Shares issued to holders in reinvestment of dividends	—	—	6,903	—
Shares redeemed	—	—	(447,088)	(1,313)

Net increase (decrease) in shares outstanding	—	—	(140,909)	308,677

[1]	Institutional class inception date was February 1, 2016.

See Notes to Financial Statements.

SEPTEMBER 30, 2017

INCOME FUND		U.S. TREASURY FUND
Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2017	Year Ended September 30, 2016

$1,793,857	$1,951,379	$7,051,224	$7,963,623
(98,032)	125,294	(15,383,863)	23,928,544
(999,732)	544,033	(39,287,510)	24,193,265

696,093	2,620,706	(47,620,149)	56,085,432

(1,793,675)	(1,963,364)	(7,013,012)	(7,944,602)
(124,947)	—	(23,928,558)	(15,905,989)

(1,918,622)	(1,963,364)	(30,941,570)	(23,850,591)

—	—	—	—
—	—	—	—

—	—	—	—

19,939,924	27,381,821	172,273,407	288,787,957
1,297,779	1,491,903	29,434,378	22,804,737
(22,860,288)	(38,794,414)	(251,422,062)	(182,878,814)
5,601	10,533	130,945	201,177

(1,616,984)	(9,910,157)	(49,583,332)	128,915,057

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

(2,839,513)	(9,252,815)	(128,145,051)	161,149,898

99,706,071	108,958,886	489,010,815	327,860,917

$96,866,558	$99,706,071	$360,865,764	$489,010,815

$4,835	$10,454	$36,338	$(1,860)

1,972,799	2,685,166	10,519,433	15,149,367
128,472	146,414	1,897,444	1,296,239
(2,260,040)	(3,804,979)	(14,924,367)	(9,625,892)

(158,769)	(973,399)	(2,507,490)	6,819,714

—	—	—	—
—	—	—	—
—	—	—	—

—	—	—	—

WASATCH FUNDS

Financial Highlights

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Core Growth Fund — Investor Class
Year ended 9/30/17	$56.90	(0.50)	11.13	10.63	—	[4]	—	(0.09)	(0.09)
Year ended 9/30/16[19]	$57.83	(0.30)	6.09	5.79	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.46	(0.14)[12]	5.95	5.81	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.49	(0.39)	2.12	1.73	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.41	(0.12)	11.19	11.07	0.01		—	—	—
Core Growth Fund — Institutional Class
Year ended 9/30/17	$57.16	(0.30)	11.07	10.77	—	[4]	(0.03)	(0.09)	(0.12)
Year ended 9/30/16[19]	$57.99	(0.14)	6.03	5.89	—	[4]	—	(6.72)	(6.72)
Year ended 9/30/15	$53.58	0.06	5.79	5.85	—	[4]	—	(1.44)	(1.44)
Year ended 9/30/14	$52.57	(0.23)	2.00	1.77	—	[4]	—	(0.76)	(0.76)
Year ended 9/30/13	$41.44	(0.07)	11.20	11.13	—	[4]	—	—	—
Emerging India Fund — Investor Class
Year ended 9/30/17	$3.39	0.02 [20]	0.70	0.72	—	[4]	—	(0.03)	(0.03)
Year ended 9/30/16[19]	$3.07	(0.03)	0.39	0.36	—	[4]	—	(0.04)	(0.04)
Year ended 9/30/15	$2.73	(0.04)	0.38	0.34	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$1.78	(—)[4]	0.95	0.95	—	[4]	—	—	—
Year ended 9/30/13	$2.02	(0.01)	(0.23)	(0.24)	—	[4]	—	—	—
Emerging India Fund — Institutional Class
Year ended 9/30/17	$3.40	0.02 [20]	0.71	0.73	—	[4]	—	(0.03)	(0.03)
Period ended 9/30/1617 19	$2.82	(0.01)	0.59	0.58	—		—	—	—
Emerging Markets Select Fund — Investor Class
Year ended 9/30/17	$9.23	(0.03)	1.26	1.23	—	[4]	—	—	—
Year ended 9/30/16[19]	$8.35	(0.05)	0.93	0.88	—	[4]	—	—	—
Year ended 9/30/15	$10.31	(0.04)	(1.89)	(1.93)	—	[4]	(0.03)	—	(0.03)
Year ended 9/30/14	$9.56	(0.01)	0.77	0.76	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13[10]	$10.00	— [4]	(0.44)	(0.44)	—	[4]	—	—	—
Emerging Markets Select Fund — Institutional Class
Year ended 9/30/17	$9.32	(0.01)	1.29	1.28	—	[4]	—	—	—
Year ended 9/30/16[19]	$8.41	0.04	0.87	0.91	—		—	—	—
Year ended 9/30/15	$10.37	(0.03)	(1.88)	(1.91)	—	[4]	(0.05)	—	(0.05)
Year ended 9/30/14	$9.61	— [4]	0.78	0.78	—	[4]	(0.02)	—	(0.02)
Year ended 9/30/13[11]	$10.00	(—)[4]	(0.39)	(0.39)	—	[4]	—	—	—
Emerging Markets Small Cap Fund — Investor Class
Year ended 9/30/17	$2.67	(0.04)	0.36	0.32	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.39	(0.04)	0.32	0.28	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$2.74	(0.03)	(0.32)	(0.35)	—	[4]	— [4]	—	— [4]
Year ended 9/30/14	$2.67	(0.01)	0.14	0.13	—	[4]	—	(0.06)	(0.06)
Year ended 9/30/13	$2.66	0.01	0.01	0.02	—	[4]	(0.01)	—	(0.01)
Emerging Markets Small Cap Fund — Institutional Class
Year ended 9/30/17	$2.67	0.01	0.32	0.33	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.31	(—)[4]	0.36	0.36	—		—	—	—
Frontier Emerging Small Countries Fund — Investor Class
Year ended 9/30/17	$2.63	(0.08)	0.20	0.12	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.77	0.02	(0.16)	(0.14)	—	[4]	— [4]	—	— [4]
Year ended 9/30/15	$3.32	0.02	(0.50)	(0.48)	—	[4]	(0.02)	(0.05)	(0.07)
Year ended 9/30/14	$2.97	0.03	0.33	0.36	—	[4]	(0.01)	—	(0.01)
Year ended 9/30/13	$2.41	0.01	0.55	0.56	—	[4]	— [4]	— [4]	— [4]
Frontier Emerging Small Countries Fund — Institutional Class
Year ended 9/30/17	$2.64	(0.06)	0.18	0.12	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.58	0.02	0.04	0.06	—	[4]	—	—	—
Global Opportunities Fund — Investor Class
Year ended 9/30/17	$3.52	(0.07)	0.58	0.51	—	[4]	— [4]	(0.27)	(0.27)
Year ended 9/30/16[19]	$3.51	(0.04)	0.51	0.47	—	[4]	(0.01)	(0.45)	(0.46)
Year ended 9/30/15	$4.28	(0.05)	(0.08)	(0.13)	—	[4]	(0.01)	(0.63)	(0.64)
Year ended 9/30/14	$4.58	(0.05)	0.23	0.18	—	[4]	— [4]	(0.48)	(0.48)
Year ended 9/30/13	$4.15	(0.02)	0.93	0.91	—	[4]	—	(0.48)	(0.48)
Global Opportunities Fund — Institutional Class
Year ended 9/30/17	$3.52	(0.02)	0.54	0.52	—		(0.01)	(0.27)	(0.28)
Period ended 9/30/1617 19	$3.09	(—)[4]	0.43	0.43	—		—	—	—

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$67.44	18.69	1.21	[5]	1.21	[5]	(0.78)	(0.78)	$1,211,089	26%
$56.90	10.69	1.21	[5]	1.21	[5]	(0.62)	(0.62)	$1,082,679	18%
$57.83	10.87	1.17	[5]	1.17	[5]	(0.29)[12]	(0.29)[12]	$1,014,515	39%
$53.46	3.26	1.18	[5]	1.18	[5]	(0.64)	(0.64)	$859,086	26%
$52.49	26.76	1.21	[5]	1.21	[5]	(0.39)	(0.39)	$924,304	16%

$67.81	18.87	1.05	[5]	1.10	[5]	(0.63)	(0.67)	$383,159	26%
$57.16	10.83	1.07	[5]	1.09	[5]	(0.48)	(0.50)	$251,181	18%
$57.99	10.94	1.12	[5]	1.13	[5]	(0.29)[12]	(0.30)[12]	$150,614	39%
$53.58	3.31	1.13	[5]	1.19	[5]	(0.59)	(0.65)[5]	$49,369	26%
$52.57	26.86	1.12	[5]	1.32	[5]	(0.32)	(0.52)[5]	$19,971	16%

$4.08	21.65	1.73	[5]	1.73	[5]	(0.92)	(0.92)	$207,949	17%
$3.39	11.98	1.82	[5]	1.96	[5]	(1.18)	(1.32)	$71,973	42%
$3.07	12.51	1.95	[5]	2.12	[5]	(1.38)	(1.55)	$63,850	36%
$2.73	53.37	1.96	[5]	2.58	[5]	(0.76)	(1.38)	$44,150	13%
$1.78	(11.88)	1.95	[5]	2.99	[5]	(0.99)	(2.03)	$15,938	40%

$4.10	21.89	1.50	[5]	1.67	[5]	(0.77)	(0.94)	$23,739	17%
$3.40	20.57	1.50	[5]	2.00	[5]	(0.70)	(1.20)	$9,799	42%

$10.46	13.33	1.51	[6]	1.90	[6]	(0.38)	(0.76)	$15,273	55%
$9.23	10.54	1.58	[6]	1.98	[6]	(0.15)	(0.55)	$11,892	62%
$8.35	(18.81)	1.70	[6]	2.00	[6]	(0.23)	(0.53)	$18,527	46%
$10.31	7.92	1.69	[5]	1.88	[5]	(0.09)	(0.28)	$26,502	59%
$9.56	(4.40)	1.69	[5]	2.40	[5]	0.04	(0.67)	$29,374	43%

$10.60	13.73	1.21	[6]	1.52	[6]	(0.09)	(0.39)	$28,868	55%
$9.32	10.82	1.29	[6]	1.59	[6]	0.29	(0.01)	$26,763	62%
$8.41	(18.67)	1.51	[6]	1.77	[6]	(0.06)	(0.32)	$19,270	46%
$10.37	8.13	1.51	[5]	1.71	[5]	0.05	(0.15)	$32,306	59%
$9.61	(3.90)	1.50	[5]	2.21	[5]	(0.18)	(0.89)	$28,861	43%

$2.99	11.99	1.96	[6]	2.02	[6]	(0.49)	(0.56)	$390,903	58%
$2.67	11.73	1.96	[6]	2.00	[6]	(0.75)	(0.79)	$674,632	42%
$2.39	(12.65)	1.95	[5]	2.01	[5]	(0.63)	(0.69)	$981,367	59%
$2.74	4.90	1.95	[5]	2.02	[5]	(0.28)	(0.35)	$1,457,882	55%
$2.67	0.85	1.95	[5]	2.06	[5]	0.21	0.09	$1,785,681	41%

$3.00	12.36	1.81	[6]	1.88	[6]	(0.05)	(0.12)	$252,823	58%
$2.67	15.58	1.80	[6]	1.81	[6]	(0.03)	(0.04)	$160,729	42%

$2.75	4.56	2.28	[6]	2.46	[6]	(0.48)	(0.67)	$155,758	59%
$2.63	(4.89)	2.25	[5]	2.39	[5]	0.35	0.21	$437,850	80%
$2.77	(14.88)	2.25	[5]	2.28	[5]	0.39	0.36	$1,027,673	34%
$3.32	11.97	2.24	[5]	2.24	[5]	0.79	0.79	$1,324,694	22%
$2.97	22.88	2.25	[5]	2.43	[5]	0.81	0.63	$730,694	13%

$2.76	4.55	2.08	[6]	2.17	[6]	(0.34)	(0.44)	$42,006	59%
$2.64	2.33	2.06	[6]	2.06	[6]	1.40	1.40	$139,699	80%

$3.76	16.61	1.59	[6]	1.59	[6]	(1.09)	(1.09)	$95,847	27%
$3.52	13.73	1.62	[6]	1.62	[6]	(0.98)	(0.98)	$150,945	44%
$3.51	(3.88)	1.81	[5]	1.81	[5]	(1.10)	(1.10)	$155,968	54%
$4.28	3.94	1.78	[5]	1.78	[5]	(0.83)	(0.83)	$192,664	42%
$4.58	24.23	1.80	[5]	1.80	[5]	(0.70)	(0.70)	$220,460	43%

$3.76	16.92	1.36	[6]	1.93	[6]	(0.85)	(1.41)	$7,149	27%
$3.52	13.92	1.35	[5]	2.32	[5]	(0.57)	(1.54)	$5,348	44%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
International Growth Fund — Investor Class
Year ended 9/30/17	$31.43	(0.13)	3.61	3.48	—	[4]	—	(1.07)	(1.07)
Year ended 9/30/16[19]	$27.88	(0.22)	3.77	3.55	—	[4]	—	—	—
Year ended 9/30/15	$26.78	(0.09)	1.39	1.30	—	[4]	(0.01)	(0.19)	(0.20)
Year ended 9/30/14	$28.76	(0.02)	(1.24)	(1.26)	—	[4]	—	(0.72)	(0.72)
Year ended 9/30/13	$22.44	0.07	6.32	6.39	0.01		(0.08)	—	(0.08)
International Growth Fund — Institutional Class
Year ended 9/30/17	$31.46	(0.05)	3.56	3.51	—	[4]	(0.02)	(1.07)	(1.09)
Period ended 9/30/1617 19	$28.46	0.01	2.99	3.00	—	[4]	—	—	—
International Opportunities Fund — Investor Class
Year ended 9/30/17	$3.21	(0.04)	0.30	0.26	—	[4]	—	—	—
Year ended 9/30/16[19]	$2.74	(0.01)	0.61	0.60	—	[4]	—	(0.13)	(0.13)
Year ended 9/30/15	$3.09	(0.01)	(0.04)	(0.05)	—	[4]	—	(0.30)	(0.30)
Year ended 9/30/14	$2.94	(0.01)	0.33	0.32	—	[4]	—	(0.17)	(0.17)
Year ended 9/30/13	$2.41	(—)[4]	0.53	0.53	—	[4]	—	—	—
International Opportunities Fund — Institutional Class
Year ended 9/30/17	$3.23	(0.01)	0.28	0.27	—	[4]	—	—	—
Period ended 9/30/1617 19	$2.71	0.01	0.51	0.52	—	[4]	—	—	—
Large Cap Value Fund — Investor Class
Year ended 9/30/17	$9.02	0.19	1.23	1.42	—	[4]	(0.19)	(0.32)	(0.51)
Year ended 9/30/16[19]	$8.84	0.16	1.01	1.17	—	[4]	(0.16)	(0.83)	(0.99)
Year ended 9/30/15	$12.69	0.15	(0.69)	(0.54)	—	[4]	(0.16)	(3.15)	(3.31)
Year ended 9/30/14	$16.57	0.21	1.49	1.70	—	[4]	(0.22)	(5.36)	(5.58)
Year ended 9/30/13	$14.31	0.22	2.37	2.59	—	[4]	(0.20)	(0.13)	(0.33)
Large Cap Value Fund — Institutional Class
Year ended 9/30/17	$9.01	0.18	1.25	1.43	—	[4]	(0.20)	(0.32)	(0.52)
Year ended 9/30/16[19]	$8.84	0.29	0.88	1.17	—	[4]	(0.17)	(0.83)	(1.00)
Year ended 9/30/15	$12.69	(0.04)	(0.49)	(0.53)	—	[4]	(0.17)	(3.15)	(3.32)
Year ended 9/30/14	$16.57	0.20	1.52	1.72	—	[4]	(0.24)	(5.36)	(5.60)
Year ended 9/30/13	$14.31	0.22	2.39	2.61	—	[4]	(0.22)	(0.13)	(0.35)
Long/Short Fund — Investor Class
Year ended 9/30/17	$12.63	(0.14)	0.09	(0.05)	—	[4]	—	— [4]	— [4]
Year ended 9/30/16[19]	$12.36	(0.08)	1.60	1.52	—	[4]	(0.01)	(1.24)	(1.25)
Year ended 9/30/15	$16.29	0.02	(3.00)	(2.98)	—	[4]	(0.14)	(0.81)	(0.95)
Year ended 9/30/14	$15.82	0.17	0.65	0.82	—	[4]	—	(0.35)	(0.35)
Year ended 9/30/13	$13.66	(0.04)	2.23	2.19	—	[4]	—	(0.03)	(0.03)
Long/Short Fund — Institutional Class
Year ended 9/30/17	$12.67	(0.12)	0.10	(0.02)	0.01		—	— [4]	— [4]
Year ended 9/30/16[19]	$12.38	0.21	1.33	1.54	0.02		(0.03)	(1.24)	(1.27)
Year ended 9/30/15	$16.32	0.06	(3.02)	(2.96)	—	[4]	(0.17)	(0.81)	(0.98)
Year ended 9/30/14	$15.83	0.18	0.66	0.84	—	[4]	—	(0.35)	(0.35)
Period ended 9/30/13[11]	$13.80	(0.01)	2.07	2.06	—	[4]	—	(0.03)	(0.03)
Micro Cap Fund
Year ended 9/30/17	$7.19	(0.11)	1.75	1.64	—	[4]	(0.01)	(0.59)	(0.60)
Year ended 9/30/16[19]	$7.21	(0.08)	1.15	1.07	—	[4]	—	(1.09)	(1.09)
Year ended 9/30/15	$7.36	(0.08)[13]	0.28	0.20	—	[4]	— [4]	(0.35)	(0.35)
Year ended 9/30/14	$7.42	(0.14)	0.08	(0.06)	—	[4]	—	—	—
Year ended 9/30/13	$5.71	(0.10)	1.81	1.71	—	[4]	—	—	—
Micro Cap Value Fund
Year ended 9/30/17	$2.87	(0.02)	0.68	0.66	—	[4]	— [4]	(0.05)	(0.05)
Year ended 9/30/16[19]	$2.87	(0.02)	0.34	0.32	—	[4]	—	(0.32)	(0.32)
Year ended 9/30/15	$3.02	(0.02)[14]	0.31	0.29	—	[4]	—	(0.44)	(0.44)
Year ended 9/30/14	$3.45	(0.04)	0.18	0.14	—	[4]	—	(0.57)	(0.57)
Year ended 9/30/13	$2.85	(0.03)	0.91	0.88	—	[4]	—	(0.28)	(0.28)
See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$33.84	12.04	1.46	[5]	1.46	[5]	(0.28)	(0.28)	$804,613	31%
$31.43	12.73	1.48	[5]	1.48	[5]	(0.41)	(0.41)	$945,168	50%
$27.88	4.83	1.50	[5]	1.50	[5]	(0.32)	(0.32)	$1,316,095	46%
$26.78	(4.53)	1.46	[5]	1.46	[5]	(0.06)	(0.06)	$1,421,086	42%
$28.76	28.63	1.49	[5]	1.49	[5]	0.25	0.25	$1,326,931	44%

$33.88	12.16	1.35	[5]	1.37	[5]	(0.14)	(0.16)	$656,860	31%
$31.46	10.54	1.35	[5]	1.36	[5]	0.07	0.06	$509,016	50%

$3.47	8.10	2.24	[6]	2.24	[6]	(0.88)	(0.88)	$265,879	59%
$3.21	22.73	2.25	[5]	2.29	[5]	(0.35)	(0.39)	$512,252	41%
$2.74	(1.44)	2.25	[5]	2.43	[5]	(0.36)	(0.54)	$453,495	25%
$3.09	11.53	2.25	[5]	2.41	[5]	(0.40)	(0.56)	$339,659	38%
$2.94	21.99	2.25	[5]	2.42	[5]	(0.03)	(0.20)	$278,216	49%

$3.50	8.36	1.96	[6]	2.04	[6]	(0.39)	(0.47)	$234,795	59%
$3.23	19.19	1.95	[5]	2.04	[5]	0.64	0.55	$168,136	41%

$9.93	16.11	1.10	[5]	1.19	[5]	1.93	1.84	$175,730	44%
$9.02	13.92	1.10	[5]	1.17	[5]	1.70	1.63	$189,691	26%
$8.84	(6.61)	1.10	[5]	1.12	[5]	1.34	1.32	$244,056	39%
$12.69	11.78	1.11	5 8	1.12	5 8	1.38	1.37	$409,169	53%
$16.57	18.40	1.10	[5]	1.16	[5]	1.27	1.21	$786,910	47%

$9.92	16.31	0.95	[5]	2.31	[5]	2.05	0.70	$4,594	44%
$9.01	13.97	0.96	[5]	1.72	[5]	1.76	1.00	$3,589	26%
$8.84	(6.50)	0.98	[5]	1.44	[5]	1.40	0.94	$1,525	39%
$12.69	11.95	0.98	[5]	1.25	[5]	1.52	1.25	$8,068	53%
$16.57	18.54	0.98	[5]	1.35	[5]	1.37	1.00	$15,444	47%

$12.58	(0.37)	2.31	6 7	2.31	6 7	(0.71)	(0.71)	$79,841	40%
$12.63	13.38	1.83	6 7	1.83	6 7	(0.06)	(0.06)	$184,158	47%
$12.36	(19.33)	1.61	[7]	1.61	[7]	0.12	0.12	$616,192	44%
$16.29	5.21	1.53	7 9	1.53	7 9	1.05	1.05	$1,696,707	47%
$15.82	16.09	1.51	[7]	1.51	[7]	(0.22)	(0.22)	$1,479,371	47%

$12.66	(0.05)	2.03	6 7	2.15	6 7	(0.44)	(0.55)	$26,078	40%
$12.67	13.71	1.52	6 7	1.57	6 7	0.18	0.13	$64,009	47%
$12.38	(19.19)	1.47	[7]	1.47	[7]	0.25	0.25	$408,792	44%
$16.32	5.33	1.42	[7]	1.42	[7]	1.18	1.18	$1,022,568	47%
$15.83	14.99	1.39	[7]	1.40	[7]	(0.16)	(0.17)	$824,780	47%

$8.23	25.10	1.75	[5]	1.75	[5]	(1.43)	(1.43)	$311,583	31%
$7.19	16.04	1.92	[5]	1.92	[5]	(1.14)	(1.14)	$277,691	32%
$7.21	2.45	1.90	[5]	1.90	[5]	(0.85)[13]	(0.85)[13]	$273,311	31%
$7.36	(0.81)	1.97		1.97		(1.67)	(1.67)	$293,815	26%
$7.42	29.95	2.13	[5]	2.13	[5]	(1.28)	(1.28)	$323,175	17%

$3.48	23.29	1.85	[5]	1.85	[5]	(0.81)	(0.81)	$216,087	57%
$2.87	12.04	1.95	[5]	2.04	[5]	(0.59)	(0.68)	$179,116	73%
$2.87	9.99	1.96	[6]	2.02	[6]	(0.55)[14]	(0.61)[14]	$154,169	53%
$3.02	3.26	2.03	[5]	2.09	[5]	(1.31)	(1.37)	$158,800	71%
$3.45	33.92	2.25	[5]	2.25	[5]	(0.92)	(0.92)	$166,487	66%

WASATCH FUNDS

Financial Highlights (continued)

		Income (Loss) from Investment Operations					Less Distributions
	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Redemption Fees (See Note 2)		Dividends from Net Investment Income	Distributions from Net Realized Gains	Return of Capital Distribution	Total Distributions
Small Cap Growth Fund — Investor Class
Year ended 9/30/17	$43.52	(0.53)	6.24	5.71	—	[4]	—	(3.51)	—	(3.51)
Year ended 9/30/16[19]	$45.97	(0.47)	5.65	5.18	—	[4]	—	(7.63)	—	(7.63)
Year ended 9/30/15	$50.25	(0.40)	0.93	0.53	—	[4]	—	(4.81)	—	(4.81)
Year ended 9/30/14	$51.31	(0.41)	1.03	0.62	—	[4]	—	(1.68)	—	(1.68)
Year ended 9/30/13	$43.82	(0.15)	10.53	10.38	—	[4]	—	(2.89)	—	(2.89)
Small Cap Growth Fund — Institutional Class
Year ended 9/30/17	$43.58	(0.17)	5.99	5.82	—	[4]	—	(3.51)	—	(3.51)
Year ended 9/30/1617 19	$37.58	(0.07)	6.07	6.00	—	[4]	—	—	—	—
Small Cap Value Fund — Investor Class
Year ended 9/30/17	$6.61	— [4]	1.33	1.33	—	[4]	— [4]	—	—	—
Year ended 9/30/16[19]	$5.86	0.01	0.77	0.78	—	[4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$5.69	0.05 [15]	0.12	0.17	—	[4]	—	—	—	—
Year ended 9/30/14	$5.12	(0.02)	0.59	0.57	—	[4]	—	—	—	—
Year ended 9/30/13	$3.81	(0.01)	1.32	1.31	—	[4]	—	—	—	—
Small Cap Value Fund — Institutional Class
Year ended 9/30/17	$6.65	0.01	1.34	1.35	—	[4]	(0.02)	—	—	(0.02)
Year ended 9/30/16[19]	$5.88	0.02	0.78	0.80	—	[4]	(0.03)	—	—	(0.03)
Year ended 9/30/15	$5.72	0.05 [15]	0.11	0.16	—	[4]	—	—	—	—
Year ended 9/30/14	$5.14	(0.03)	0.61	0.58	—		—	—	—	—
Year ended 9/30/13	$3.82	(0.01)	1.33	1.32	—	[4]	—	—	—	—
Strategic Income Fund
Year ended 9/30/17	$10.62	0.16	1.12	1.28	—	[4]	(0.12)	—	—	(0.12)
Year ended 9/30/16[19]	$10.49	0.26	0.49	0.75	—	[4]	(0.23)	(0.35)	(0.04)	(0.62)
Year ended 9/30/15	$12.63	0.30	(1.38)	(1.08)	—	[4]	(0.44)	(0.62)	—	(1.06)
Year ended 9/30/14	$11.08	0.32	1.74	2.06	—	[4]	(0.35)	(0.16)	—	(0.51)
Year ended 9/30/13	$9.30	0.33	1.78	2.11	—	[4]	(0.33)	—	—	(0.33)
Ultra Growth Fund
Year ended 9/30/17	$19.89	(0.20)	4.12	3.92	—	[4]	(0.11)	(1.89)	—	(2.00)
Year ended 9/30/16[19]	$18.06	(0.18)	3.66	3.48	—	[4]	—	(1.65)	—	(1.65)
Year ended 9/30/15	$23.67	(0.26)	1.54	1.28	—	[4]	(0.01)	(6.88)	—	(6.89)
Year ended 9/30/14	$24.57	(0.06)	0.80	0.74	—	[4]	—	(1.64)	—	(1.64)
Year ended 9/30/13	$22.83	(0.15)	4.96	4.81	—	[4]	—	(3.07)	—	(3.07)
World Innovators Fund — Investor Class
Year ended 9/30/17	$19.32	(0.13)	4.26	4.13	—	[4]	—	(0.70)	—	(0.70)
Year ended 9/30/16[19]	$20.17	(0.12)	1.90	1.78	—	[4]	—	(2.63)	—	(2.63)
Year ended 9/30/15	$22.62	(0.21)	0.30	0.09	—	[4]	—	(2.54)	—	(2.54)
Year ended 9/30/14	$23.15	(0.24)	0.91	0.67	—	[4]	—	(1.20)	—	(1.20)
Year ended 9/30/13	$18.55	(0.12)	4.72	4.60	—	[4]	—	—	—	—
World Innovators Fund — Institutional Class
Year ended 9/30/17	$19.36	(0.09)	4.30	4.21	—		—	(0.70)	—	(0.70)
Period ended 9/30/1617 19	$17.54	(—)[4]	1.82	1.82	—		—	—	—	—
Income Fund
Year ended 9/30/17	$10.25	0.19	(0.12)	0.07	—	[4]	(0.19)	(0.01)	—	(0.20)
Year ended 9/30/16[19]	$10.18	0.19	0.07	0.26	—	[4]	(0.19)	—	—	(0.19)
Year ended 9/30/15	$10.15	0.16	0.03	0.19	—	[4]	(0.16)	—	—	(0.16)
Year ended 9/30/14	$10.13	0.17	0.02	0.19	—	[4]	(0.17)	—	—	(0.17)
Year ended 9/30/13	$10.44	0.17	(0.31)	(0.14)	—		(0.17)	—	—	(0.17)
U.S. Treasury Fund
Year ended 9/30/17	$19.86	0.35	(2.23)	(1.88)	0.01		(0.35)	(1.32)	—	(1.67)
Year ended 9/30/16[19]	$18.42	0.37	2.29	2.66	0.01		(0.36)	(0.87)	—	(1.23)
Year ended 9/30/15	$17.08	0.38	1.33	1.71	0.01		(0.38)	—	—	(0.38)
Year ended 9/30/14	$15.33	0.45	1.75	2.20	—	[4]	(0.45)	—	—	(0.45)
Year ended 9/30/13	$18.75	0.44	(3.08)	(2.64)	0.01		(0.44)	(0.35)	—	(0.79)

See Notes to Financial Highlights and Notes to Financial Statements.

(for a share outstanding throughout each period)

		Ratios to Average Net Assets						Supplemental Data
Net Asset Value End of Period	Total Return (%)[1]	Expenses Net of Waivers and Reimbursements (%)[2]		Expenses Before Waivers and Reimbursements (%)[2]		Net Investment Income Net of Waivers and Reimbursements (%)[2]	Net Investment Income Before Waivers and Reimbursements (%)[2]	Net Assets End of Period (000s)	Portfolio Turnover Rate1 3

$45.72	14.29	1.27	[5]	1.27	[5]	(0.88)	(0.88)	$1,182,573	19%
$43.52	11.87	1.29	[5]	1.29	[5]	(0.79)	(0.79)	$1,544,796	20%
$45.97	0.39	1.22	[5]	1.22	[5]	(0.75)	(0.75)	$2,000,588	31%
$50.25	1.09	1.21	[5]	1.21	[5]	(0.75)	(0.75)	$2,219,638	23%
$51.31	25.34	1.23	[5]	1.23	[5]	(0.42)	(0.42)	$2,487,031	10%

$45.89	14.54	1.05	[5]	1.11	[5]	(0.66)	(0.72)	$508,373	19%
$43.58	15.97	1.05	[5]	1.11	[5]	(0.63)	(0.69)	$337,605	20%

$7.94	20.20	1.21	[5]	1.21	[5]	0.04	0.04	$320,978	37%
$6.61	13.37	1.24	[5]	1.24	[5]	0.23	0.23	$269,710	57%
$5.86	2.99	1.21	[5]	1.21	[5]	0.82 [15]	0.82 [15]	$257,655	57%
$5.69	11.13	1.20	[5]	1.20	[5]	(0.52)	(0.52)	$265,521	50%
$5.12	34.38	1.26	[5]	1.27	[5]	(0.21)	(0.22)	$201,581	40%

$7.98	20.28	1.05	[5]	1.16	[5]	0.21	0.11	$49,671	37%
$6.65	13.54	1.08	[5]	1.20	[5]	0.40	0.28	$23,839	57%
$5.88	2.97	1.15	[5]	1.20	[5]	0.92 [15]	0.87 [15]	$18,941	57%
$5.72	11.28	1.15	[5]	1.44	[5]	(0.49)	(0.78)	$10,436	50%
$5.14	34.55	1.15	[5]	1.46	[5]	(0.11)	(0.42)	$9,359	40%

$11.78	12.09	0.95	[5]	1.10	[5]	1.12	0.98	$45,045	34%
$10.62	7.38	0.95	[5]	1.04	[5]	2.50	2.41	$55,112	45%
$10.49	(9.54)	0.95	[5]	0.95	[5]	2.51	2.51	$88,661	78%
$12.63	18.94	0.95	[5]	0.96	[5]	2.59	2.58	$94,958	69%
$11.08	23.01	0.95	[5]	1.06	[5]	3.16	3.05	$66,579	54%

$21.81	22.13	1.30	[5]	1.30	[5]	(1.06)	(1.06)	$111,366	34%
$19.89	20.08	1.33	[5]	1.33	[5]	(1.03)	(1.03)	$101,402	28%
$18.06	4.02	1.31	[5]	1.31	[5]	(1.06)	(1.06)	$96,015	38%
$23.67	2.66	1.26	[5]	1.26	[5]	(1.00)	(1.00)	$102,834	38%
$24.57	24.52	1.29	[5]	1.29	[5]	(0.64)	(0.64)	$151,697	25%

$22.75	22.23	1.83	[5]	1.83	[5]	(0.57)	(0.57)	$191,021	91%
$19.32	8.97	1.78	[5]	1.78	[5]	(0.66)	(0.66)	$193,826	112%
$20.17	0.32	1.76	[5]	1.76	[5]	(0.76)	(0.76)	$186,272	100%
$22.62	2.69	1.73	[5]	1.73	[5]	(0.89)	(0.89)	$253,311	111%
$23.15	24.80	1.77	[5]	1.79	[5]	(0.84)	(0.86)	$266,911	84%

$22.87	22.55	1.55	[5]	2.22	[5]	(0.29)	(0.96)	$3,836	91%
$19.36	10.38	1.55	[5]	3.69	[5]	(0.01)	(2.15)	$5,977	112%

$10.12	0.68	0.75	[5]	0.75	[5]	1.83	1.83	$96,867	75%
$10.25	2.58	0.73	[5]	0.73	[5]	1.85	1.85	$99,706	37%
$10.18	1.87	0.72	[5]	0.72	[5]	1.57	1.57	$108,959	44%
$10.15	1.91	0.70	[5]	0.70	[5]	1.66	1.66	$116,752	13%
$10.13	(1.34)	0.71		0.71		1.67	1.67	$130,285	35%

$16.32	(8.86)	0.72	[5]	0.72	[5]	2.04	2.04	$360,866	20%
$19.86	15.49	0.69	5 18	0.73	[5]	1.97 [18]	1.93	$489,011	59%
$18.42	10.09	0.67	[5]	0.67	[5]	2.12	2.12	$327,861	131%
$17.08	14.54	0.70	[5]	0.70	[5]	2.77	2.77	$224,664	28%
$15.33	(14.43)	0.71	[5]	0.71	[5]	2.46	2.46	$193,231	34%

WASATCH FUNDS

Notes to Financial Highlights

[1]	Not annualized for periods less than one year.

[2]	Annualized for periods less than one year.

[3]	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

[4]	Represents amounts less than $0.005 per share.

[5]	Includes interest expense of less than 0.005%.

[6]	Includes interest expenses of more than 0.005%.

[7]	Includes interest expense and dividend payments for securities sold short. The ratios excluding such expenses are listed below:

	Expenses Net of Waivers and Reimbursements[2]	Expenses Before Waivers and Reimbursements[2]
Long/Short Fund — Investor Class
Year ended 9/30/17	1.42%	1.42%
Year ended 9/30/16	1.42%	1.42%
Year ended 9/30/15	1.30%	1.30%
Year ended 9/30/14	1.27%	1.27%
Year ended 9/30/13	1.28%	1.28%

Long/Short Fund — Institutional Class
Year ended 9/30/17	1.15%	1.27%
Year ended 9/30/16	1.17%	1.22%
Year ended 9/30/15	1.16%	1.16%
Year ended 9/30/14	1.16%	1.16%
Period ended 9/30/13[11]	1.17%	1.18%

[8] Includes extraordinary expenses of 0.01% (see Note 7).

[9] Includes extraordinary expenses of less than 0.01% (see Note 7).

[10] Fund inception date was December 13, 2012.

[11] Institutional class inception date was December 13, 2012.

[12] Investment income per share reflects a large, non-recurring dividend which amounted to $0.17 and $0.08 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Core Growth Fund — Investor Class	(0.58)%	(0.58)%
Core Growth Fund — Institutional Class	(0.59)%	(0.60)%

[13] Investment income per share reflects a large, non-recurring dividend which amounted to $0.04 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.40)%.

[14] Investment income per share reflects a large, non-recurring dividend which amounted to $0.01 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (1.04)% for Net Investment Income Net of Waivers and Reimbursements and (1.10)% for Net Investment Income Before Waivers and Reimbursements.

[15] Investment income per share reflects a large, non-recurring dividend which amounted to $0.05 and $0.05 per share for the Investor Class and Institutional Class, respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been as follows:

	Net Investment Income (Loss) Net of Waivers and Reimbursements	Net Investment Income (Loss) Before Waivers and Reimbursements
Small Cap Value Fund — Investor Class	(0.00)%[16]	(0.00)%[16]
Small Cap Value Fund — Institutional Class	0.10%	0.05%

[16] Amount is less than 0.005%.

[17]  Institutional class inception date was February 1, 2016.

[18]Includes reimbursement by Hoisington Investment Management Co., the Sub-Advisor, for proxy statement expenses which amounted to $0.01 per share.

SEPTEMBER 30, 2017

[19]Includes a non-recurring offer to reimburse prior period custody and fund accounting out-of-pocket expenses (see Note 7 “Custodian Out-of-Pocket Expense Reimbursement”). Excluding this non-recurring reimbursement, the ratio of expenses to average net assets would have been as follows:

	Expenses Net of Waivers and Reimbursements (%)	Expenses Before Waivers and Reimbursements (%)
Core Growth Fund — Investor Class	1.21	1.21
Core Growth Fund — Institutional Class	1.07	1.09
Emerging India Fund — Investor Class	1.84	1.98
Emerging India Fund — Institutional Class	1.56	2.06
Emerging Markets Select Fund — Investor Class	1.60	2.00
Emerging Markets Select Fund — Institutional Class	1.33	1.63
Emerging Markets Small Cap Fund — Investor Class	1.97	2.01
Emerging Markets Small Cap Fund — Institutional Class	1.82	1.83
Frontier Emerging Small Countries Fund — Investor Class	2.25	2.39
Frontier Emerging Small Countries Fund — Institutional Class	2.08	2.08
Global Opportunities Fund — Investor Class	1.64	1.64
Global Opportunities Fund — Institutional Class	1.42	2.39
International Growth Fund — Investor Class	1.48	1.48
International Growth Fund — Institutional Class	1.36	1.37
International Opportunities Fund — Investor Class	2.26	2.30
International Opportunities Fund — Institutional Class	1.97	2.06
Large Cap Value Fund — Investor Class	1.10	1.17
Large Cap Value Fund — Institutional Class	0.96	1.72
Long/Short Fund — Investor Class	1.83	1.83
Long/Short Fund — Institutional Class	1.52	1.57
Micro Cap Fund	1.92	1.92
Micro Cap Value Fund	1.96	2.05
Small Cap Growth Fund — Investor Class	1.29	1.29
Small Cap Growth Fund — Institutional Class	1.05	1.11
Small Cap Value Fund — Investor Class	1.24	1.24
Small Cap Value Fund — Institutional Class	1.08	1.20
Strategic Income Fund	0.95	1.04
Ultra Growth Fund	1.34	1.34
World Innovators Fund — Investor Class	1.79	1.79
World Innovators Fund — Institutional Class	1.63	3.77
Income Fund	0.73	0.73
U.S. Treasury Fund	0.69	0.73

[20]	Per share amounts do not correlate to amounts reported in the statement of operations due to timing of share activity.

See Notes to Financial Statements.

WASATCH FUNDS

Notes to Financial Statements

1. ORGANIZATION

Wasatch Funds Trust (the “Trust”) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and consists of 19 series or funds (each a “Fund” and collectively the “Funds”). The Core Growth Fund, Emerging India Fund, Emerging Markets Select Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund, Long/Short Fund, Micro Cap Fund, Micro Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Strategic Income Fund, Ultra Growth Fund, World Innovators Fund, Wasatch-1st Source Income Fund (“Income Fund”) (sub-advised), and Wasatch-Hoisington U.S. Treasury Fund (“U.S. Treasury Fund”) (sub-advised) are each diversified funds. Each Fund maintains its own investment objective(s).

On November 9, 2011, the Trust re-designated the shares of the Funds into Investor Class shares effective January 31, 2012, and authorized and designated a new Institutional Class of shares in the Funds. Currently 13 funds offer Institutional Class shares: Core Growth Fund, Large Cap Value Fund and Small Cap Value Fund, which commenced operations on January 31, 2012, Emerging Markets Select Fund and Long/Short Fund, which commenced operations on December 13, 2012 and Emerging India Fund, Emerging Markets Small Cap Fund, Frontier Emerging Small Countries Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Small Cap Growth Fund and World Innovators Fund, which commenced operations on February 1, 2016. Each class of shares for each Fund has identical rights and privileges except with respect to purchase minimums, distribution and service charges, shareholder services, voting rights on matters affecting a single class of shares, and the exchange and conversion features. The Funds have entered into an investment advisory agreement with Wasatch Advisors, Inc. (the “Advisor” or “Wasatch”) as investment advisor.

The Core Growth, Emerging India, Emerging Markets Select, Emerging Markets Small Cap, Frontier Emerging Small Countries, Global Opportunities, International Growth, International Opportunities, Large Cap Value, Long/Short, Micro Cap, Micro Cap Value, Small Cap Growth, Small Cap Value, Strategic Income, Ultra Growth and World Innovators Funds are referred to herein as the “Equity Funds.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant policies related to investments of the Funds held at September 30, 2017. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Valuation of Securities — All investments in securities are recorded at their estimated fair value as described in Note 12.

Foreign Currency Translations — Values of investments denominated in foreign currencies are converted into U.S. dollars using the current exchange rates each business day (generally 4:00 p.m. Eastern Time). Purchases and sales of investments and dividend income are translated into U.S. dollars using the current prevailing exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized gains or losses on securities is reflected as a component of such gains or losses. Transactions in foreign denominated assets may involve greater risks than domestic transactions.

Investment in Securities and Related Investment Income — Security transactions are accounted for on the trade date. Gains or losses on securities sold are determined on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the Fund is informed of the dividend. Interest income and estimated expenses are accrued daily. Bond discount and premiums are amortized using the interest method. To the extent dividends received include return of capital or capital gain distributions, such distributions are recorded as a reduction to cost of the related security or as realized gain or loss.

Expenses — The Funds contract for various services on a collective basis. Most expenses are directly attributable to each Fund and therefore are charged accordingly. Expenses that are not directly attributable to one or more Funds are allocated among applicable Funds on an equitable and consistent basis considering such things as the nature and type of expense and the relative net assets of the Funds.

Use of Management Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported changes in net assets during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications — In the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. Based on experience, however, the risk of loss is expected to be remote.

Redemption Fees — The Funds deduct a fee of 2.00% from redemption proceeds on shares of the Funds held 60 days or less. Redemption fees retained by the Funds are credited to additional paid-in capital.

New Accounting Pronouncements — In October 2016, the Securities and Exchange Commission (“SEC”) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017. The adoption had no effect on the Funds’ net assets or results of operations but additional disclosures were required.

SEPTEMBER 30, 2017

Other — Income, expenses, and realized and unrealized gains or losses on investments are generally allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as certain shareholder servicing fees.

3. SECURITIES AND OTHER INVESTMENTS

Repurchase Agreements — The Funds may engage in repurchase transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase and the fund to resell the obligation at an agreed upon price and time. The market value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the fund has the right to use the collateral to offset losses incurred. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Short Sales — The Long/Short Fund and to a lesser extent the other Equity Funds may enter into short sales whereby a fund sells a security it generally does not own (the security is borrowed), in anticipation of a decline in the security’s price. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. If a Fund shorts a security when also holding a long position in the security (a “short against the box”), as the security’s price declines, the short position increases in value, offsetting the long position’s decrease in value. The opposite effect occurs if the security’s price rises. A Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Possible losses from short sales may be unlimited, whereas losses from security purchases cannot exceed the total amount invested. The Funds are liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Funds. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of short positions. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

Participation Notes — The Frontier Emerging Small Countries and the Global Opportunities Funds may invest in Participation Notes (P-Notes). P-Notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow a fund to gain exposure to common stocks in markets in which the fund is currently not approved to directly invest, or in markets that prohibit direct investment by foreign purchasers (e.g., Saudi Arabia). While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Income received from P-Notes is recorded as dividend income in the

Statement of Operations. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. Risks associated with P-Notes include the possible failure of a counterparty (i.e., the issuing bank or broker-dealer) to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem the notes before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock.

4. FINANCIAL DERIVATIVE INSTRUMENTS

Foreign Currency Contracts — The Funds may enter into foreign currency contracts to settle planned purchases or sales of securities or to protect against a possible loss resulting from adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. Foreign currency contracts are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of a foreign currency contract fluctuates with changes in currency exchange rates. Foreign currency contracts are marked-to-market daily and the change in market value is recorded by a fund as unrealized appreciation or depreciation. When a foreign currency contract is closed, the fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Schedule of Investments. In addition, a fund could be exposed to credit risk if a counterparty is unable or unwilling to meet the terms of the contracts or if the value of the currency changes unfavorably. In connection with these contracts, the Funds may segregate cash and/or securities in a sufficient amount as collateral in accordance with the terms of the respective contracts.

Options Transactions — The Equity Funds and the Income Fund may buy and sell put and call options and write covered put and call options, including over-the-counter options, on portfolio securities where the completion of the obligation is dependent upon the credit standing of another party. Options are a type of derivative financial instrument. The Funds may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that a fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that a fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a fund pays a premium whether or not the option is exercised. A fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Possible losses from uncovered written options may be unlimited. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased

WASATCH FUNDS

Notes to Financial Statements (continued)

put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options. Refer to Note 13 (Offsetting) for more information about the offsetting of assets and liabilities.

5. PURCHASES AND SALES OF SECURITIES

Cost of investment securities purchased and proceeds from sales of investment securities, excluding U.S. government and short-term securities, for the year ended September 30, 2017 are summarized below:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund
Purchases	$425,970,892	$148,995,622	$22,708,188	$392,297,126	$184,516,757	$30,382,593
Sales	355,502,608	24,170,331	21,380,037	654,564,667	527,683,286	94,034,620

	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund
Purchases	$422,608,328	$330,112,306	$80,424,246	$59,365,577	$84,319,890	$102,994,323
Sales	585,624,794	538,260,811	115,140,965	192,856,970	112,595,280	106,891,388

	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund
Purchases	$323,840,058	$156,361,320	$13,807,923	$34,264,977	$145,003,475	$54,968,232
Sales	748,947,573	120,232,192	24,625,064	44,069,203	175,211,034	57,280,148

Purchases and sales of U.S. government securities in the Income Fund were $16,827,236 and $15,650,916, respectively. Purchases and sales of U.S. government securities in the U.S. Treasury Fund were $68,678,611 and $145,019,366, respectively.

6. FEDERAL INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. The Funds are no longer subject to examination by tax authorities for years prior to 2014. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total of amounts of unrecognized tax benefits will significantly change in the next 12 months. Accordingly, no provision for federal income or excise taxes has been made.

As of September 30, 2017, the cost and unrealized appreciation (depreciation) of securities on a tax basis were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund	Global Opportunities Fund	International Growth Fund
Cost	$1,001,872,245	$183,366,115	$34,110,114	$446,534,266	$142,534,926	$65,829,298	$933,639,077

Gross appreciation	$606,999,092	$52,368,691	$10,937,667	$215,033,819	$55,070,630	$39,214,711	$520,205,749
Gross (depreciation)	(21,972,463)	(1,898,910)	(696,332)	(19,314,064)	(2,058,374)	(1,757,335)	(28,787,008)

Net appreciation	$585,026,629	$50,469,781	$10,241,335	$195,719,755	$53,012,256	$37,457,376	$491,418,741

	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Cost	$381,689,145	$153,312,083	$91,018,495	$183,868,106	$150,382,151	$1,061,222,573	$279,228,973

Gross appreciation	$126,404,221	$29,560,285	$19,389,841	$128,746,806	$69,959,303	$682,616,031	$100,706,110
Gross (depreciation)	(13,652,455)	(1,652,057)	(28,771,372)	(6,609,355)	(3,368,039)	(57,117,176)	(8,450,724)

Net appreciation (depreciation)	$112,751,766	$27,908,228	$(9,381,531)	$122,137,451	$66,591,264	$625,498,855	$92,255,386

SEPTEMBER 30, 2017

	Strategic Income Fund	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Cost	$38,708,014	$73,636,519	$161,516,712	$95,882,918	$379,030,354

Gross appreciation	$7,101,941	$43,836,268	$37,419,019	$673,104	$2,697,229
Gross (depreciation)	(877,773)	(9,220,786)	(2,882,673)	(212,026)	(21,251,744)

Net appreciation (depreciation)	$6,224,168	$34,615,482	$34,536,346	$461,078	$(18,554,515)

The difference between book-basis and tax-basis unrealized gains are primarily attributable to the tax deferral of losses on wash sales, unrealized appreciation on passive foreign investment companies (PFICs), partnership adjustments and other temporary tax adjustments.

The components of accumulated earnings on a tax basis as of September 30, 2017 were as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Undistributed capital gains	$75,883,488	$787,257	$—	$—	$—

Accumulated earnings	75,883,488	787,257	—	—	—
Accumulated capital and other losses	(8,181,295)	(1,275,315)	(8,972,241)	(12,728,970)	(155,473,065)
Other undistributed ordinary losses	—	(51,818)	(63,841)	—	(49,304)
Net unrealized appreciation (depreciation)	584,880,667	47,925,075	10,063,657	195,528,680	52,396,505

Total accumulated earnings	$652,582,860	$47,385,199	$1,027,575	$182,799,710	$(103,125,864)

	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Undistributed ordinary income	$—	$—	$—	$1,830,955	$—
Undistributed capital gains	9,603,116	24,471,708	28,380,862	20,419,042	—

Accumulated earnings	9,603,116	24,471,708	28,380,862	22,249,997	—
Accumulated capital and other losses	(991,409)	(879,707)	(3,171,871)	—	(154,360,362)
Other undistributed ordinary losses	(5,271)	—	(5,332)	(7,742)	—
Net unrealized appreciation (depreciation)	37,247,095	491,091,318	112,138,321	27,909,003	(9,381,531)

Total accumulated earnings	$45,853,531	$514,683,319	$137,341,980	$50,151,258	$(163,741,893)

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Undistributed capital gains	$34,731,157	$16,153,031	$147,990,677	$14,222,940	$—

Accumulated earnings	34,731,157	16,153,031	147,990,677	14,222,940	—
Accumulated capital and other losses	(2,607,368)	(1,095,632)	(9,822,810)	(127,730)	(4,821,855)
Other undistributed ordinary losses	—	—	—	—	(5,027)
Net unrealized appreciation (depreciation)	122,137,556	66,549,739	625,499,492	92,255,386	6,224,206

Total accumulated earnings	$154,261,345	$81,607,138	$763,667,359	$106,350,596	$1,397,324

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Undistributed ordinary income	$—	$2,192,392	$53,913	$139,607
Undistributed capital gains	8,610,144	15,733,299	—	—

Accumulated earnings	8,610,144	17,925,691	53,913	139,607
Accumulated capital and other losses	(990,401)	—	(91,170)	(14,216,300)
Other undistributed ordinary losses	—	—	(49,078)	(103,269)
Net unrealized appreciation (depreciation)	34,615,482	34,538,270	461,078	(18,554,515)

Total accumulated earnings	$42,235,225	$52,463,961	$374,743	$(32,734,477)

WASATCH FUNDS

Notes to Financial Statements (continued)

Dividends from net investment income and net realized gains, if any, are declared and paid at least annually for all Funds, except for dividends from net investment income in four funds. The Income Fund declares and pays dividends monthly. The Large Cap Value, Strategic Income and U.S. Treasury Funds declare and pay dividends quarterly. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction (tax equalization).

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among additional paid-in capital, undistributed net investment income (loss), and undistributed net realized gain (loss) on investments and foreign currency translations. The reclassifications generally relate to the tax treatment of net operating losses, the netting of net operating loss to short-term gains, investments in REITs and partnerships, redemptions in-kind, distribution reclassifications, foreign capital gain taxes, Section 988 currency gains and losses, PFICs, paydown gains and losses, non-REIT return of capital dividends and equalization. These reclassifications have no impact on the net asset values of the Funds.

Accordingly, at September 30, 2017, reclassifications were recorded as follows:

	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Increase (decrease) paid-in-capital in excess of par	$(7,299,325)	$(866,285)	$(89,154)	$(2,613,712)	$(8,514,633)
Increase (decrease) undistributed net investment income	8,351,159	690,925	58,634	4,506,354	3,426,961
Increase (decrease) undistributed net realized gain (loss)	(1,051,834)	175,360	30,520	(1,892,642)	5,087,672

	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Increase (decrease) paid-in-capital in excess of par	$(1,447,975)	$(4,479,253)	$42,056,842	$1,635,086	$(890,511)
Increase (decrease) undistributed net investment income	1,836,872	4,414,255	1,093,028	21,574	766,072
Increase (decrease) undistributed net realized gain (loss)	(388,897)	64,998	(43,149,870)	(1,656,660)	124,439

	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Increase (decrease) paid-in-capital in excess of par	$(3,356,428)	$(987,490)	$(15,301,417)	$(23)	$38,056
Increase (decrease) undistributed net investment income	3,535,030	1,254,602	15,186,067	(269,796)	(114,334)
Increase (decrease) undistributed net realized gain (loss)	(178,602)	(267,112)	1,550,820	269,819	76,278

	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Increase (decrease) paid-in-capital in excess of par	$(637,853)	$1	$1	$(1)
Increase (decrease) undistributed net investment income	1,881,597	1,448,838	(5,801)	(14)
Increase (decrease) undistributed net realized gain (loss)	112,301	(1,372,750)	5,800	15

Capital loss carryforwards are available through the date specified below to offset future realized net capital gains for federal income tax purposes. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations. To the extent future gains are offset by capital loss carryforwards, such gains will not be distributed.

Under the Regulated Investment Company Modernization Act of 2010, a Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Capital loss carryforwards as of September 30, 2017 are as follows:

	Non-expiring
Fund	Short Term	Long Term
Emerging Markets Select Fund	$7,798,666	$1,152,970
Emerging Markets Small Cap Fund	11,373,715	—
Frontier Emerging Small Countries Fund	97,765,929	53,783,397
Long/Short Fund	26,195,256	127,709,466
Strategic Income Fund	4,757,330	—
Income Fund	91,170	—
U.S. Treasury Fund	10,816,652	3,399,648

SEPTEMBER 30, 2017

During the tax year ended September 30, 2017, the Funds used capital loss carryforwards in the following amounts:

Fund	Amount Used
Emerging Markets Small Cap Fund	$66,457,413
International Opportunities Fund	5,672,021
Small Cap Value Fund	12,686,827
Strategic Income Fund	2,392,583

The Funds have elected to defer losses incurred from November 1, 2016 through September 30, 2017 in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The Funds have elected to defer losses as follows:

Fund	Post-October Capital Losses	Late-Year Ordinary Losses
Core Growth Fund	$—	$8,181,295
Emerging India Fund	—	1,275,315
Emerging Markets Select Fund	—	20,605
Emerging Markets Small Cap Fund	—	1,355,255
Frontier Emerging Small Countries Fund	—	3,923,739
Global Opportunities Fund	79,288	912,121
International Growth Fund	—	879,707
International Opportunities Fund	—	3,171,871
Long/Short Fund	—	455,640
Micro Cap Fund	—	2,607,368
Micro Cap Value Fund	—	1,095,632
Small Cap Growth Fund	—	9,822,810
Small Cap Value Fund	—	127,730
Strategic Income Fund	—	64,525
Ultra Growth Fund	86,414	903,987

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

2017	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$—	$—
Capital Gain	2,252,794	819,648	—	—	—

Total	$2,252,794	$819,648	$—	$—	$—

2017	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary Income	$—	$—	$—	$3,653,028	$—
Capital Gain	8,169,399	47,302,575	—	6,457,187	61,075

Total	$8,169,399	$47,302,575	$—	$10,110,215	$61,075

2017	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary Income	$—	$—	$—	$225,614	$516,716
Capital Gain	22,829,857	3,065,003	144,143,218	65,305	—

Total	$22,829,857	$3,065,003	$144,143,218	$290,919	$516,716

2017	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,793,676	$7,013,026
Capital Gain	9,710,650	6,384,678	124,946	23,928,544

Total	$9,710,650	$6,384,678	$1,918,622	$30,941,570

WASATCH FUNDS

Notes to Financial Statements (continued)

The tax character of distributions paid during the year ended September 30, 2016 was as follows:

2016	Core Growth Fund	Emerging India Fund	Emerging Markets Select Fund	Emerging Markets Small Cap Fund	Frontier Emerging Small Countries Fund
Ordinary Income	$—	$—	$—	$132,483	$1,618,755
Capital Gains	138,512,554	958,580	—	—	—

Total	$138,512,554	$958,580	$—	$132,483	$1,618,755

2016	Global Opportunities Fund	International Growth Fund	International Opportunities Fund	Large Cap Value Fund	Long/Short Fund
Ordinary Income	$—	$—	$—	$3,793,299	$2,216,991
Capital Gains	19,687,296	—	22,512,072	20,982,300	70,202,977

Total	$19,687,296	$—	$22,512,072	$24,775,599	$72,419,968

2016	Micro Cap Fund	Micro Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Strategic Income Fund
Ordinary Income	$—	$2,417,065	$—	$1,464,849	$1,474,213
Capital Gains	40,544,074	15,487,890	322,361,340	—	2,685,547
Return of Capital	—	—	—	—	287,336

Total	$40,544,074	$17,904,955	$322,361,340	$1,464,849	$4,447,096

2016	Ultra Growth Fund	World Innovators Fund	Income Fund	U.S. Treasury Fund
Ordinary Income	$—	$—	$1,963,364	$7,944,602
Capital Gains	8,679,065	24,130,023	—	15,905,989

Total	$8,679,065	$24,130,023	$1,963,364	$23,850,591

The tax character of distributions paid may differ from that shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes.

EU Reclaims — As a result of several court cases in certain countries across the European Union, the Emerging Markets Small Cap Fund, Global Opportunities Fund, International Growth Fund, International Opportunities Fund, Large Cap Value Fund and World Innovators Fund filed tax reclaims for previously withheld taxes on dividends earned in Finland and Poland (EU Reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as dividend income in the Statements of Operations and related receivables, if any, are reflected as interest and dividends receivable in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims and the potential timing of payment, no amounts are reflected in the financial statements.

7. RELATED PARTY TRANSACTIONS

Investment Advisory Fees, Expense Limitations — As the Funds’ investment advisor, the Advisor receives a monthly fee calculated on average daily net assets. The Advisor has contractually agreed to waive its fees and/or reimburse certain Funds should a Fund’s operating expenses exceed a specified annual limitation through at least January 31, 2019. If operating expenses are less than the specified expense limit for the Fund, the Advisor shall be entitled to recoup the fees waived or reduced to the extent that the operating expenses and the amounts reimbursed do not exceed such expense limit for the Fund, under the period of the agreement (currently through January 31, 2019). Such reimbursement shall be paid only while the expense limitation agreement is in effect and only if such amount paid, together with all other amounts reimbursed under this agreement in the fiscal year, do not cause the Fund to exceed the expense limitation. All amounts not recovered at the end of the period expire on January 31, 2019. Ordinary operating expenses exclude any interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Funds’ business. In late October 2013, it was discovered that the Large Cap Value Fund and Long/Short Fund had a 12b-1 receivable on the books which dated back to 2008 prior to the conversion of the 1st Source Funds to Wasatch Funds. It was

SEPTEMBER 30, 2017

determined that the amount should be written off as an extraordinary expense and posted to other expenses. The balance for the Large Cap Value Fund was $70,993 and for the Long/Short Fund was $8,622. The impact of these write-offs is reflected in the Financial Highlights. Investment advisory fees and fees waived, if any, for the year ended September 30, 2017 are disclosed in the Statements of Operations. Investment advisory fee and expense limitation annual rates are shown below.

Fund	Advisory Fee	Expense Limitation Investor Class	Expense Limitation Institutional Class	Contractual Expense Limitation/ Reimbursement Recoverable Expiration Date	Reimbursement Recoverable
Core Growth Fund	1.00%	1.50%	1.05%	1/31/2019	$136,395
Emerging India Fund	1.25%	1.75%	1.50%	1/31/2019	30,597
Emerging Markets Select Fund	1.00%	1.50%	1.20%	1/31/2019	128,774
Emerging Markets Small Cap Fund	1.65%	1.95%	1.80%	1/31/2019	452,003
Frontier Emerging Small Countries Fund	1.75%	2.25%	2.05%	1/31/2019	555,297
Global Opportunities Fund	1.25%	1.75%	1.35%	1/31/2019	33,503
International Growth Fund	1.25%	1.75%	1.35%	1/31/2019	95,402
International Opportunities Fund	1.75%	2.25%	1.95%	1/31/2019	162,344
Large Cap Value Fund	0.90%	1.10%	0.95%	1/31/2019	165,537
Long/Short Fund	1.10%	1.60%	1.15%	1/31/2019	60,547
Micro Cap Fund[1]	1.50%	1.95%	N/A	1/31/2019	—
Micro Cap Value Fund[1]	1.50%	1.95%	N/A	1/31/2019	—
Small Cap Growth Fund	1.00%	1.50%	1.05%	1/31/2019	233,805
Small Cap Value Fund	1.00%	1.50%	1.05%	1/31/2019	40,673
Strategic Income Fund	0.70%	0.95%	N/A	1/31/2019	70,046
Ultra Growth Fund	1.00%	1.50%	N/A	1/31/2019	—
World Innovators Fund	1.50%	1.95%	1.55%	1/31/2019	32,700
Income Fund	0.55%	N/A	N/A	N/A	N/A
U.S. Treasury Fund	0.50%	0.75%	N/A	1/31/2019	—

[1]	Effective January 31, 2017, the management fee was reduced from 1.75% to 1.50%.

Affiliated Trades — Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in the procedures adopted by the Board of Trustees (the “Board”). The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund (or funds) that are, or could be, considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, each transaction is effected at the current market price, as that term is defined under the procedures. During the year ended September 30, 2017, the Funds below engaged in purchases or sales of securities pursuant to Rule 17a-7 of the 1940 Act.

Fund	Purchases	Sales
Emerging Markets Small Cap Fund	$—	$2,985,676
International Opportunities Fund	2,985,676	—

In-Kind Transaction — In April 2017, the Wasatch International Opportunities Fund had a large in-kind redemption with an affiliated person. The transaction was effected consistent with the Funds’ Procedures for Effecting In-Kind Redemptions and was approved in advance by the independent trustees of the Wasatch Funds Trust.

Compensation — Officers serve in that capacity without compensation from the Trust. Beginning in the calendar year of 2017, the Funds’ method of compensating Trustees is to pay each Independent Trustee a retainer of $120,000 per year for services rendered and a fee of $24,000 for each Board of Trustees meeting attended in person or telephonically. In addition, each Independent Trustee receives a fee of $24,000 for attendance at an executive session held with respect to the contract renewal process for the Funds. In addition, the Chairman of the Board receives an additional fee of $30,000 a year as Chairman and $6,000 for attendance in person or telephonically at a Board meeting; the Chairman of the Audit Committee and the Chairman of the Nominating Committee each receive an additional $18,000 per year as Chairman and $3,600 for attendance in person or telephonically at a Board meeting. Additionally, each Independent Trustee is entitled to reimbursement of expenses related to his or her duties as a Trustee of the Funds. The 2017 calendar year compensation is an increase of approximately 15% from the previous calendar year.

Payments by Advisor — During the 2013 and 2014 fiscal years, the Advisor paid certain audit, legal and/or printing fees of the Core Growth, Emerging Markets Small Cap, Large Cap Value, Long/Short (Institutional Class), Small Cap Growth, Small Cap Value, Strategic Income and World Innovators Funds. The Advisor does not intend to be reimbursed for these amounts.

On February 20, 2013, the Advisor discovered a trade error involving the Frontier Emerging Small Countries Fund. The Advisor reimbursed the Fund $4,421.

On October 16, 2014, the Advisor discovered a trade error involving the Ultra Growth Fund. The Advisor reimbursed the Fund $12,267. On August 2, 2016, the Advisor discovered a trade error involving the Small Cap Growth Fund. The Advisor reimbursed the Fund $12,890.

WASATCH FUNDS

Notes to Financial Statements (continued)

The impact of the payments detailed above is reflected in the net expense ratios in the Financial Highlights.

Payments by Sub-Advisor — In June 2016, the Funds filed a proxy statement with the Securities and Exchange Commission to inform shareholders about a Special Meeting of Shareholders of the Wasatch-Hoisington U.S. Treasury Fund. The purpose of the Shareholder Meeting was to ask shareholders to approve a new Sub-Advisory Agreement between Wasatch Advisors, Inc. and Hoisington Investment Management Company (HIMCO) with respect to the Wasatch-Hoisington U.S. Treasury Fund. HIMCO the Sub-Advisor for the Fund, reimbursed the Wasatch-Hoisington U.S. Treasury Fund for the costs associated with the proxy statement filing. The Sub-Advisor does not intend to be reimbursed for this amount.

Transfer Agent Intermediary Fees Reimbursed to the Advisor — Each Fund paid fees to, and reimbursed certain out-of-pocket expenses of, the Funds’ transfer agent during the period. In addition, the Advisor and the Funds’ distributor have entered into selling dealer agreements and service agreements with certain financial services companies, broker-dealers, banks, advisors, retirement service providers or other authorized agents or organizations (each an “Intermediary,” together, “Intermediaries”) to accept purchase, exchange and redemption orders on the Funds’ behalf. For Investor Class shares of the Funds, some Intermediaries do not charge investors a direct transaction fee, but instead charge a fee for accounting and shareholder services that the agent provided to Fund shareholders on the Funds’ behalf. Those services typically included recordkeeping, transaction processing for shareholders’ accounts, communication of tax information, income distribution and other services. Generally, the fee was either a per account charge based on the number of accounts to which the Intermediary provided such services, or was a percentage (as of September 30, 2017 up to 0.40% annually) of the average value of Fund Investor Class shares held in such accounts. The Advisor paid the Intermediary fees and the Funds reimbursed the Advisor for the portion of such fees, which is intended to compensate the Intermediary for provision of services of the type that would be provided by the Funds’ transfer agent or other service providers if the shares were registered on the books of the Funds’ transfer agent. Institutional Class shares of the Funds do not reimburse the Advisor for payments to Intermediaries. The Funds’ reimbursement of expenses incurred for services provided by Intermediaries are included in “Shareholder servicing fees—Investor Class” in the Statements of Operations.

Custodian Out-of-Pocket Expense Reimbursement — In September 2016, State Street Bank and Trust Company (“SSB”), the Funds’ custodian, provided each Fund with an offer to reimburse the Fund for certain out-of-pocket expenses it charged the Fund between 2003 and 2015. The incorrect charges were due to inaccurate billing rates used by SSB for certain out-of-pocket expenses. SSB made the reimbursements in May 2017.

10% Shareholders — As of September 30, 2017, the Funds had individual shareholder accounts and/or omnibus shareholder accounts (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

Fund	Number of Accounts	Percent of Shares Outstanding
Core Growth Fund	2	50.49%
Emerging India Fund	2	69.56%
Emerging Markets Select Fund	2	61.32%
Emerging Markets Small Cap Fund	3	62.64%
Frontier Emerging Small Countries Fund	2	71.97%
Global Opportunities Fund	3	51.73%
International Growth Fund	2	58.67%
International Opportunities Fund	3	67.30%
Large Cap Value Fund	2	77.53%
Long/Short Fund	2	65.25%
Micro Cap Fund	2	26.16%
Micro Cap Value Fund	2	52.38%
Small Cap Growth Fund	2	51.08%
Small Cap Value Fund	2	43.66%
Strategic Income Fund	3	52.93%
Ultra Growth Fund	2	29.35%
World Innovators Fund	3	56.87%
Income Fund	1	87.47%
U.S. Treasury Fund	3	59.53%

SEPTEMBER 30, 2017

Affiliated Interests — As of September 30, 2017, Wasatch Advisors, Inc. and its affiliates, and the retirement plans of Wasatch Advisors, Inc. and its affiliates, held shares of the Funds which may be redeemed at any time as detailed below:

	Number of Accounts*	Percent of Shares Outstanding
Core Growth Fund	18	1.08%
Emerging India Fund	26	10.72%
Emerging Markets Select Fund	15	20.97%
Emerging Markets Small Cap Fund	16	1.51%
Frontier Emerging Small Countries Fund	17	0.67%
Global Opportunities Fund	18	11.05%
International Growth Fund	16	0.85%
International Opportunities Fund	19	2.37%
Large Cap Value Fund	11	2.73%
Long/Short Fund	5	0.60%
Micro Cap Fund	10	1.05%
Micro Cap Value Fund	10	2.33%
Small Cap Growth Fund	18	3.09%
Small Cap Value Fund	9	1.65%
Strategic Income Fund	6	23.23%
Ultra Growth Fund	7	3.27%
World Innovators Fund	9	2.37%
Income Fund	3	0.02%
U.S. Treasury Fund	10	0.98%

*	Multiple accounts with the same beneficial owner are treated as one account

8. TRANSACTIONS WITH AFFILIATES

If a Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The following Funds conducted transactions during the year ended September 30, 2017 with an “affiliated company” as so defined:

	Share Activity				Dividends Credited to Income for the period ended 9/30/2017	Gain (Loss) Realized on Sale of Shares for the period ended 9/30/2017	Change in Unrealized Appreciation for the period ended 9/30/2017
	Balance 9/30/2016	Purchases/ Additions	Sales/ Reductions	Balance 9/30/2017
Small Cap Growth Fund
Blue Nile, Inc.*	828,553	—	828,553	—	$—	$4,523,310	$392,806
Chefs’ Warehouse, Inc. (The)*	1,897,093	—	952,705	944,388	—	(8,229,386)	18,678,752
Papa Murphy’s Holdings, Inc.*	1,042,768	—	1,042,768	—	—	(11,753,461)	9,395,266
Zumiez, Inc.*	1,265,079	—	1,265,079	—	—	(9,492,625)	2,483,664

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date. For financial statement purposes, the total amount of the gain (loss) realized on sale of shares and the total change in unrealized appreciation for the period ended September 30, 2017 is included in the Statement of Operations even though the securities were not affiliated companies as of year end.

9. RESTRICTED SECURITIES

The Funds may own investments that were purchased through private placement transactions or under Rule 144A of the Securities Act of 1933 (the “Securities Act”) and cannot be sold without prior registration under the Securities Act or may be limited due to certain restrictions. These securities are generally deemed to be illiquid and are valued at fair value as determined by a designated Pricing Committee of the Advisor (“Pricing Committee”), comprised of personnel of the Advisor, with oversight by the Board of Trustees and in accordance with Board-approved Pricing Policies and Procedures. If and when such securities are registered, the costs of registering such securities are paid by the issuer. At September 30, 2017, the Funds held the following restricted securities:

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Core Growth Fund
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	$4,000,004	$4,024,495	0.25%

Emerging India Fund
ICICI Lombard General Insurance Co. Ltd.	Common Stock	9/14/17	$1,560,450	$1,521,247	0.66%

WASATCH FUNDS

Notes to Financial Statements (continued)

	Security Type	Acquisition Date	Cost	Fair Value	Value as a Percent of Net Assets
Micro Cap Value Fund
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	$—	$326,356	0.15%
Acetylon Pharmaceuticals, Inc.	Right	12/21/16	—	—	0.00%
Regenacy Pharmaceuticals, LLC	LLC Membership Interest	12/21/16	30,001	51,476	0.02%
Synergetics USA, Inc.	Right	10/14/15	71,250	18,750	0.01%
Vertex Energy, Inc.	Warrants	6/22/15	95,000	2,500	0.00%
Vertex Energy, Inc., Pfd. Series B	Convertible Preferred Stock	6/22/15 - 7/10/17	1,652,801	1,460,260	0.68%

			$1,849,052	$1,859,342	0.86%

Small Cap Growth Fund
DataStax, Inc., Series E Pfd.	Preferred Stock	8/12/14	$8,000,002	$6,397,861	0.38%
DocuSign, Inc., Series B Pfd.	Preferred Stock	3/3/14	437,257	639,616	0.04%
DocuSign, Inc., Series B-1 Pfd.	Preferred Stock	3/3/14	130,983	191,601	0.01%
DocuSign, Inc., Series D Pfd.	Preferred Stock	3/3/14	313,930	459,215	0.03%
DocuSign, Inc., Series E Pfd.	Preferred Stock	3/3/14	8,117,819	11,874,700	0.70%
DocuSign, Inc., Series F Pfd.	Preferred Stock	4/30/15	2,999,984	3,018,352	0.18%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	12,287,381	11,697,096	0.69%
ForeScout Technologies, Inc., Series G	Preferred Stock	11/25/15	6,000,003	9,116,040	0.54%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	2,109,731	2,155,108	0.13%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	781,848	1,090,237	0.06%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	2,000,000	1,275,390	0.08%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	184,939	204,305	0.01%

			$43,363,877	$48,119,521	2.85%

Strategic Income Fund
Star Asia Capital Corp Ltd.	Common Stock	2/22/07 - 5/11/15	$572,598	$885,728	1.97%

Ultra Growth Fund
Data Sciences International, Inc., Series B Pfd.	Preferred Stock	1/20/06	$399,811	$265,717	0.24%
Drilling Info Holdings, Inc., Series B Pfd.	Preferred Stock	9/5/13	920,553	876,330	0.79%
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/03 - 3/31/17	1,900,859	1,939,589	1.74%
Greenspring Global Partners III-B, L.P.	LP Interest	3/16/06 - 6/29/17	782,860	1,090,237	0.98%
Nanosys, Inc., Series D Pfd.	Preferred Stock	11/8/05	500,001	318,848	0.29%
Nanosys, Inc., Series E Pfd.	Preferred Stock	8/13/10	46,235	51,077	0.04%

			$4,550,319	$4,541,798	4.08%

World Innovators Fund
Greenspring Global Partners II-B, L.P.	LP Interest	10/10/13 - 3/31/17	$211,184	$215,512	0.11%

10. LINE OF CREDIT

Effective May 19, 2017, the Funds in the Trust renewed and amended agreements for two open lines of credit totaling $300,000,000, one of which is $100,000,000 committed, and the other of which is $200,000,000 uncommitted, with State Street Bank and Trust Company (together, the “Line”). The agreements, as amended, have no change in the committed, uncommitted and total amounts available on the Line. The Funds incur commitment fees on the undrawn portion of the committed part of the Line, and interest expense to the extent of amounts drawn (borrowed) under the entire Line. Interest is based on the higher of (a) the federal-funds rate in effect on the date of borrowing, plus a margin, or (b) the overnight London Interbank Offered Rate (LIBOR) in effect on the date of borrowing, plus a margin. Commitment fees are pro-rated among the Funds based upon relative average net assets. Interest expense is charged directly to a Fund based upon actual amounts borrowed by that Fund.

For the year ended September 30, 2017, the following Funds had borrowings:

Funds Utilizing the Line of Credit	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2017
Emerging India Fund	$598,372	11	$391	2.14%	$—
Emerging Markets Select Fund	637,492	100	3,619	2.04%	—
Emerging Markets Small Cap Fund	4,683,122	122	35,030	2.21%	—
Frontier Emerging Small Countries Fund	7,937,905	170	75,908	2.03%	—
Global Opportunities Fund	2,214,538	118	14,376	1.98%	—
International Growth Fund	11,287,079	12	9,209	2.45%	38,706,233
International Opportunities Fund	9,553,479	29	16,705	2.17%	—

SEPTEMBER 30, 2017

Funds Utilizing the Line of Credit (continued)	Average Daily Borrowings	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate	Balance at 9/30/2017
Micro Cap Fund	$527,905	19	$670	2.41%	$—
Small Cap Growth Fund	7,924,502	64	28,313	2.01%	—
Small Cap Value Fund	2,587,257	3	474	2.20%	—
Ultra Growth Fund	683,058	8	373	2.46%	—
Income Fund	284,968	1	18	2.24%	—

11. PRINCIPAL RISKS

Market and Credit Risk — In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of loss exists due to changes in the market (market risk) or the failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Funds to credit risk, consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

Inflation Risk — Inflation risk is the possibility that inflation will reduce the purchasing power of a currency, and subsequently reduce the value of a security or asset, and may result in rising interest rates. Inflation is the overall upward price movement of goods and services in an economy that causes the value of a currency to decline.

Interest Rate Risk — Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. A rise in interest rates typically causes a decline in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities and high for longer-term securities. Generally, an increase in the average maturity of a fund will make it more sensitive to interest rate risk. The interest rate is the amount charged, expressed as a percentage of principal, by a lender to a borrower for the use of assets.

Foreign Currency Risk — If a fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. This also includes the risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments related to foreign investments.

Region Risk — The Funds, except the U.S. Treasury Fund, invest in equity and fixed-income securities of non-U.S. issuers. Because certain foreign markets are illiquid, market prices may not necessarily represent realizable value. Although the Funds maintain diversified investment portfolios, political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. These risks are exaggerated for securities of issuers tied economically to emerging and frontier market countries. Additionally, political or economic developments may have an adverse effect on the liquidity and volatility of portfolio securities and currency holdings. For example, after the date of this report, there has been significant political upheaval in Zimbabwe, and as a result the Pricing Committee has applied a discount to the Zimbabwe assets held by the Frontier Emerging Small Countries Fund.

India Region Risk — The securities markets in the India region (India, Bangladesh, Pakistan and Sri Lanka) are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped. Financial intermediaries may not perform as well as their counterparts in the United States or in other countries with more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and shortages of vault capacity and trained personnel has existed among qualified custodial Indian banks. A fund may be unable to sell securities when the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the fund to invest may be impaired and the fund’s ability to buy or sell Indian securities may be impaired if the fund’s ability to transact is denied, delayed, suspended or not renewed by local regulators. In recent years, exchange-listed companies in the information-technology sector and related industries (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on economic conditions in the India region, which could adversely affect the value and liquidity of investments. Although the governments of India, Bangladesh, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed. The region is an uncertain tax environment and it is difficult to know and predict the potential implications of future tax developments. Religious, cultural and military disputes persist in India, and between India and Pakistan (as well as sectarian groups within each country). The longstanding border dispute with Pakistan remains unresolved. In recent years, terrorists believed to be based in Pakistan struck Mumbai (India’s financial capital), further damaging relations between the two countries. If the Indian government is unable to control the violence and disruption associated

WASATCH FUNDS

Notes to Financial Statements (continued)

with these tensions (including both domestic and external sources of terrorism), the result may be military conflict, which could destabilize the economy of India. Both India and Pakistan have tested nuclear arms, and the threat of deployment of such weapons could hinder development of the Indian economy, and escalating tensions could impact the broader region, including China.

Liquidity Risk — The trading market for a particular security may be less liquid than it appears and the market prices may not represent realizable value. This may be likely when a fund has a proportionately large investment in securities with small market capitalizations or securities in foreign markets that trade infrequently. Reduced liquidity will have an adverse impact on a fund’s ability to sell such securities quickly at the currently marked price if necessary to meet redemptions.

Shareholder Concentration Risk — A significant portion of the net assets of the Frontier Emerging Small Countries Fund is owned by a group of shareholders advised by a common investment advisor. The Emerging Markets Select Fund also has a significant portion of net assets concentrated in relatively few related accounts. In the event of significant redemption activity by these shareholders, the Funds could experience a loss when selling portfolio securities to meet such redemption requests. The Funds could be forced to sell portfolio securities at unfavorable prices in an effort to generate sufficient cash to pay redeeming shareholders. Fund expenses may increase and performance may be materially affected.

12. FAIR VALUE MEASUREMENTS AND INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds use various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP established a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. The inputs may include quoted prices for the identical investment on an inactive market, prices for similar investments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,

including, for example, the type of security, whether a security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Equity Securities (common and preferred stock) —  Securities are valued as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) on the valuation date. Equity securities and listed warrants are valued using a commercial pricing service at the last quoted sales price taken from the primary market in which each security trades and, with respect to equity securities traded on the NASDAQ exchange, such securities are valued using the NASDAQ Official Closing Price (“NOCP”) or the last sales price if no NOCP is available. If there are no sales on the primary exchange or market on a day, then the security shall be valued at the mean of the last bid and ask price on the primary exchange or market as provided by a pricing service. If the mean cannot be calculated or there is no trade activity on a day, then the security shall be valued at the previous trading day’s price as provided by a pricing service. In some instances, particularly on foreign exchanges, an official close or evaluated price may be used if the pricing service is unable to provide the last trade or most recent mean price. To the extent that these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Additionally, a fund’s investments are valued at fair value by the Pricing Committee if the Advisor determines that an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example, a foreign exchange or market) and the time the fund’s share price is calculated. Significant events include, but are not limited to the following: significant fluctuations in domestic markets, foreign markets or foreign currencies; occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant governmental actions; and major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Pricing Committee determines the fair value of affected securities by considering factors including, but not limited to: index options and futures traded subsequent to the close; American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or other related receipts; currency spot or forward markets that trade after pricing of the foreign exchange; other derivative securities traded after the close such as Standard & Poor’s Depositary Receipts (“SPDRs”) and other exchange-traded funds (“ETFs”); and alternative market quotes on the affected securities. When applicable, the Funds use a systematic fair valuation model provided by an independent third party to assist in adjusting the valuation of foreign securities. When a Fund uses this fair value pricing method, the values assigned to the Fund’s foreign securities may not be the quoted or published prices of the investments on their primary markets or exchanges, and the securities are categorized in Level 2 of the

SEPTEMBER 30, 2017

fair value hierarchy. These valuation procedures apply equally to long or short equity positions in a fund.

Participation Notes — Investments are valued at the market price of the underlying security. Counterparty risk is regularly reviewed and considered for valuation.

Corporate Debt Securities — Investments are valued at current market value by a pricing service, or by using the last sale or bid price based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Short-Term Notes — Investments maturing in 60 days or less at the time of purchase, are generally valued at amortized cost, unless it is determined that the amortized cost method would not represent fair value, in which case the securities are marked-to-market. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

Asset-Backed Securities — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications, new issue data, monthly payment information and collateral performance. Although most asset-backed securities are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

U.S. Government Issuers — Investments are priced using the closing bid as supplied by a pricing service based on observable inputs. Observable inputs may include benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research publications. Although most U.S. government bonds are categorized in Level 2 of the fair value hierarchy, in instances where observable inputs are not available, they are categorized as Level 3.

Derivative Instruments — Listed derivatives that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy. Exchange-traded options are valued at the last sale price in the market where they are principally traded. If there are no sales on the primary exchange or market on a given day, then the option is valued at the mean of the last bid price and ask price on the primary exchange or market as provided by a pricing service. Forward foreign currency contracts are valued at the market rate provided by the pricing service and categorized as Level 2.

Restricted Securities — If market quotations are not readily available for the Funds’ investments in securities such as restricted securities, private placements, securities for which trading has been halted or other illiquid securities, these investments are valued at fair value in accordance with Board-approved Pricing Policies and Procedures by the Pricing Committee with oversight by the Board of Trustees. Fair value is defined as the price that would be received upon the sale of an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date under current market conditions. For each applicable investment that is fair valued, the Pricing Committee considers, to the extent applicable, various factors including, but not limited to, the financial condition of the company or limited partnership, operating results, prices paid in follow-on rounds, comparable companies in the public market, the nature and duration of the restrictions for holding the securities, a stated net asset value (NAV) for the partnership, if applicable, and other relevant factors. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on days the NYSE is closed, which could result in differences between the value of a fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the fund for financial reporting purposes.

The following is a summary of the fair valuations according to the inputs used as of September 30, 2017 in valuing the Funds’ assets and liabilities:

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2017
Core Growth Fund
Assets
Common Stocks		$1,552,266,777	$—	$—	$1,552,266,777
Preferred Stocks		—	—	4,024,495	4,024,495
Short-Term Investments		—	30,607,602	—	30,607,602

		$1,552,266,777	$30,607,602	$4,024,495	$1,586,898,874

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2017
Emerging India Fund
Assets
Common Stocks	Property & Casualty Insurance	$768,127	$—	$1,521,247	$2,289,374
	Other	228,262,399	—	—	228,262,399
Short-Term Investments		—	3,284,123	—	3,284,123

		$229,030,526	$3,284,123	$1,521,247	$233,835,896

Emerging Markets Select Fund
Assets
Common Stocks	Health Care Facilities	$1,963,639	$446,105	$—	$2,409,744
	Other	40,938,077	—	—	40,938,077
Preferred Stocks		1,003,628	—	—	1,003,628

		$43,905,344	$446,105	$—	$44,351,449

Emerging Markets Small Cap Fund
Assets
Common Stocks	Consumer Finance	$40,256,276	$16,007,088	$—	$56,263,364
	Hotels, Resorts & Cruise Lines	6,387,288	9,279,992	—	15,667,280
	Pharmaceuticals	10,759,735	—	16,664	10,776,399
	Specialty Chemicals	4,230,117	9,919,697	—	14,149,814
	Other	536,717,031	—	—	536,717,031
Preferred Stocks		8,396,001	—	—	8,396,001
Warrants		169,680	—	—	169,680
Short-Term Investments		—	114,452	—	114,452

		$606,916,128	$35,321,229	$16,664	$642,254,021

Frontier Emerging Small Countries Fund
Assets
Common Stocks	Consumer Finance	$2,965,334	$4,039,340	$—	$7,004,674
	Packaged Foods & Meats	8,754,750	3,452,086	—	12,206,836
	Wireless Telecommunication Services	6,020,925	2,406,145	—	8,427,070
	Other	158,314,036	—	—	158,314,036
Preferred Stocks		7,048,647	—	—	7,048,647
Short-Term Investments		—	2,545,919	—	2,545,919

		$183,103,692	$12,443,490	$—	$195,547,182

Global Opportunities Fund
Assets
Common Stocks	Consumer Finance	$4,103,871	$1,410,644	$—	$5,514,515
	Specialty Chemicals	967,228	1,394,100	—	2,361,328
	Other	95,208,120	—	—	95,208,120
Warrants		32,103	—	—	32,103
Short-Term Investments		—	170,608	—	170,608

		$100,311,322	$2,975,352	$—	$103,286,674

International Growth Fund
Assets
Common Stocks	Hotels, Resorts & Cruise Lines	$13,896,719	$21,287,401	$—	$35,184,120
	Specialty Chemicals	45,924,195	21,024,656	—	66,948,851
	Other	1,322,924,847	—	—	1,322,924,847

		$1,382,745,761	$42,312,057	$—	$1,425,057,818

SEPTEMBER 30, 2017

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2017
International Opportunities Fund
Assets
Common Stocks	Advertising	$3,445,314	$2,657,030	$—	$6,102,344
	Food Retail	21,289,381	4,072,621	—	25,362,002
	Health Care Facilities	—	3,311,468	—	3,311,468
	Other	452,824,863	—	—	452,824,863
Short-Term Investments		—	6,840,234	—	6,840,234

		$477,559,558	$16,881,353	$—	$494,440,911

Large Cap Value Fund
Assets
Common Stocks		$175,777,825	$—	$—	$175,777,825
Short-Term Investments		—	5,442,486	—	5,442,486

		$175,777,825	$5,442,486	$—	$181,220,311

Long/Short Fund
Assets
Common Stocks		$95,178,237	$—	$—	$95,178,237
Limited Partnership Interest		2,699,366	—	—	2,699,366
Short-Term Investments		—	35,132,336	—	35,132,336

		$97,877,603	$35,132,336	$—	$133,009,939

Liabilities
Securities Sold Short		$(51,372,975)	$—	$—	$(51,372,975)

		$(51,372,975)	$—	$—	$(51,372,975)

Micro Cap Fund
Assets
Common Stocks		$304,343,107	$—	$—	$304,343,107
Short-Term Investments		—	1,061,240	—	1,061,240

		$304,343,107	$1,061,240	$—	$305,404,347

Micro Cap Value Fund
Assets
Common Stocks		$200,549,042	$—	$—	$200,549,042
Convertible Preferred Stocks		—	—	1,460,260	1,460,260
Rights		—	—	345,106	345,106
Limited Liability Company Membership Interest		—	—	51,476	51,476
Warrants		—	—	2,500	2,500
Short-Term Investments		—	14,565,031	—	14,565,031

		$200,549,042	$14,565,031	$1,859,342	$216,973,415

Small Cap Growth Fund
Assets
Common Stocks		$1,603,510,441	$—	$—	$1,603,510,441
Preferred Stocks		—	—	44,874,176	44,874,176
Limited Partnership Interest[1]		—	—	—	3,245,345
Short-Term Investments		—	35,091,465	—	35,091,465

		$1,603,510,441	$35,091,465	$44,874,176	$1,686,721,427

Small Cap Value Fund
Assets
Common Stocks		$363,192,608	$—	$—	$363,192,608
Limited Partnership Interest		5,244,406	—	—	5,244,406
Short-Term Investments		—	3,047,345	—	3,047,345

		$368,437,014	$3,047,345	$—	$371,484,359

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Category	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Value at 9/30/2017
Strategic Income Fund
Assets
Common Stocks	Diversified REITs	$447,239	$—	$885,728	$1,332,967
	Other	32,587,583	—	—	32,587,583
Limited Partnership Interest		3,835,719	—	—	3,835,719
Limited Liability Company Membership Interest		1,579	—	—	1,579
Short-Term Investments		—	7,174,334	—	7,174,334

		$36,872,120	$7,174,334	$885,728	$44,932,182

Ultra Growth Fund
Assets
Common Stocks		$102,902,635	$—	$—	$102,902,635
Preferred Stocks		—	—	1,511,972	1,511,972
Limited Partnership Interest[1]		—	—	—	3,029,826
Short-Term Investments		—	807,568	—	807,568

		$102,902,635	$807,568	$1,511,972	$108,252,001

World Innovators Fund
Assets
Common Stocks		$165,811,513	$—	$—	$165,811,513
Limited Partnership Interest[1]		—	—	—	215,512
Exchange-Traded Funds		98,025	—	—	98,025
Short-Term Investments		—	29,928,007	—	29,928,007

		$165,909,538	$29,928,007	—	$196,053,057

Income Fund
Assets
Corporate Bonds		$—	$51,598,453	$—	$51,598,453
Asset-Backed Securities		—	14,191,222	1,009,375	15,200,597
Mortgage-Backed Securities		—	12,127,552	—	12,127,552
U.S. Treasury Notes		—	6,512,531	—	6,512,531
U.S. Government Agency Securities		—	4,223,336	—	4,223,336
Municipal Bonds		—	3,896,735	—	3,896,735
U.S. Treasury Inflation-Protected Securities		—	2,004,926	—	2,004,926
Short-Term Investments		—	779,866	—	779,866

		$—	$95,334,621	$1,009,375	$96,343,996

U.S. Treasury Fund
Assets
U.S. Government Obligations		$—	$358,672,458	$—	$358,672,458
Short-Term Investments		—	1,803,381	—	1,803,381

		$—	$360,475,839	$—	$360,475,839

[1]	Certain investments measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value levels. The fair value amounts presented in the table are intended to permit reconciliation to the amounts presented in the Schedule of Investments.

Fund	Fair Value at 9/30/2017	Unfunded Commitments	Redemption Frequency (if currently eligible)	Redemption Notice Period
Small Cap Growth Fund
Limited Partnership Interests[1]	$3,245,345	$—	—	—
Ultra Growth Fund
Limited Partnership Interests[1]	$3,029,826	$—	—	—
World Innovators Fund
Limited Partnership Interests[1]	$215,512	$—	—	—

[1]	The fair values of these limited partnership interests have been estimated using the net asset value of the Fund’s Limited Partner’s Capital Account. These limited partnership interests can never be redeemed. Distributions from each limited partnership will be received as the underlying investments are liquidated. It is estimated that the underlying assets of the limited partnerships will be liquidated over the next one to five years. The final purchase commitments were made on March 31, 2017 for Greenspring Global Partners II-B, L.P. and June 29, 2017 for Greenspring Global Partners III-B, L.P.

SEPTEMBER 30, 2017

If the securities of an Asset Class are all the same level, the asset class is shown in total. If the securities of an Asset Class cross levels, the level with the smallest number of categories and with multiple levels within a category is displayed by category. The remaining categories that do not cross levels are combined into the “Other” category.

The valuation techniques used by the Funds to measure fair value for the year ended September 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. The table below shows the significant transfers between Level 1 and Level 2 due to fair valuation in certain foreign markets pursuant to a systematic valuation model.

Fund	Transfers Out Of Level 1 at Market Value	Transfers Into Level 2 at Market Value
Frontier Emerging Small Countries Fund	$3,452,086	$3,452,086

Fund	Transfers Out Of Level 2 at Market Value	Transfers Into Level 1 at Market Value
Frontier Emerging Small Countries Fund	$13,325,506	$13,325,506
International Opportunities Fund	7,163,175	7,163,175
Small Cap Growth Fund	32,432,542	32,432,542

There were transfers of $670,810 in the Emerging India Fund and $1,124,558 in the Global Opportunities Fund from Level 3 to Level 1 due to a change in pricing strategy on a private company that came public. This transfer amount represents the beginning of the period value for ICICI Prudential Life Insurance Co. Ltd., which transferred to Level 1 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There were transfers of $572,597 in the Strategic Income Fund from Level 1 to Level 3 due to a reincorporation. This transfer amount represents the value for Star Asia Capital Corp Ltd., which transferred to Level 3 during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

There were transfers out of Level 3 of $3,635,554 in the Small Cap Growth Fund, $3,388,501 in the Ultra Growth Fund and $247,043 in the World Innovators Fund due to a change that eliminates the requirement to categorize within the fair value hierarchy investments whose fair values are measured at net asset value per share (or its equivalent) using the practical expedient. This transfer amount represents the beginning of the period value for Greenspring Global Partners II-B, L.P. and Greenspring Global Partners III-B, L.P, which transferred during the period in order to properly represent the activity on the Level 3 Rollforward presented below.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Funds during the year ended September 30, 2017:

Fund	Market Value Beginning Balance 9/30/2016	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2017	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2017
Core Growth Fund
Preferred Stocks	$3,257,725	$—	$—	$—	$—	$766,770	$—	$—	$4,024,495	$766,770
Warrants	193,457	—	(1,463)	—	1,463	(193,457)	—	—	—	—

	3,451,182	—	(1,463)	—	1,463	573,313	—	—	4,024,495	766,770

Emerging India Fund
Common Stocks	670,810	1,560,450	—	—	—	(39,203)	—	(670,810)	1,521,247	(39,203)

	670,810	1,560,450	—	—	—	(39,203)	—	(670,810)	1,521,247	(39,203)

Emerging Markets Small Cap Fund
Common Stocks	16,783	—	—	—	—	(119)	—	—	16,664	(119)

	16,783	—	—	—	—	(119)	—	—	16,664	(119)

Global Opportunities Fund
Common Stocks	1,124,588	—	—	—	—	—	—	(1,124,588)	—	—

	1,124,588	—	—	—	—	—	—	(1,124,588)	—	—

Micro Cap Fund
Warrants	16,031	—	(169)	—	(1,941)	(13,921)	—	—	—	—

	16,031	—	(169)	—	(1,941)	(13,921)	—	—	—	—

WASATCH FUNDS

Notes to Financial Statements (continued)

Fund	Market Value Beginning Balance 9/30/2016	Purchases at Cost	Sales (Proceeds)	Accrued Discounts (Premiums)	Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfers in at Market Value	Transfers out at Market Value	Market Value Ending Balance 9/30/2017	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 9/30/2017
Micro Cap Value Fund
Convertible Preferred Stocks	$1,387,781	$101,057	$—	$—	$—	$(28,578)	$—	$—	$1,460,260	$(28,578)
Rights	37,500	—	—	—	—	307,606	—	—	345,106	307,606
Limited Liability Company Membership Interest	—	30,001	—	—	—	21,475	—	—	51,476	21,475
Preferred Stocks	1,379,998	—	(809,588)	—	309,589	(879,999)	—	—	—	(879,999)
Warrants	25,000	—	—	—	—	(22,500)	—	—	2,500	(22,500)

	2,830,279	131,058	(809,588)	—	309,589	(601,996)	—	—	1,859,342	(601,996)

Small Cap Growth Fund
Preferred Stocks	37,948,338	—	(3,062,620)	—	—	9,988,458	—	—	44,874,176	9,988,458
Limited Partnership Interest	3,635,554	—	—	—	—	—	—	(3,635,554)	—	—
Warrants	484,816	—	(3,833)	—	(3,545)	(477,438)	—	—	—	—

	42,068,708	—	(3,066,453)	—	(3,545)	9,511,020	—	(3,635,554)	44,874,176	9,988,458

Small Cap Value Fund
Warrants	108,300	—	(819)	—	819	(108,300)	—	—	—	—

	108,300	—	(819)	—	819	(108,300)	—	—	—	—

Strategic Income Fund
Common Stocks	—	—	—	—	—	313,131	572,597	—	885,728	313,130
Corporate Bonds	314	—	(340)	—	(151,652)	151,678	—	—	—	—

	314	—	(340)	—	(151,652)	464,809	572,597	—	885,728	313,130

Ultra Growth Fund
Preferred Stocks	1,251,300	—	(229,447)	—	—	490,119	—	—	1,511,972	490,119
Limited Partnership Interest	3,388,501	—	—	—	—	—	—	(3,388,501)	—	—
Warrants	20,924	—	(181)	—	(845)	(19,898)	—	—	—	—

	4,660,725	—	(229,628)	—	(845)	470,221	—	(3,388,501)	1,511,972	490,119

World Innovators Fund
Limited Partnership Interest	247,043	—	—	—	—	—	—	(247,043)	—	—

	247,043	—	—	—	—	—	—	(247,043)	—	—

Income Fund
Asset-Backed Securities	—	1,000,000	—	—	—	9,375	—	—	1,009,375	9,375

	—	1,000,000	—	—	—	9,375	—	—	1,009,375	9,375

QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS

Fund	Description	Fair Value at 9/30/2017	Valuation Technique	Unobservable Input	Range (Average)
Core Growth Fund	Direct Venture Capital Investments: Systems Software	$4,024,495	Market comparable companies	EV/R* multiple Discount for lack of marketability	6.1 - 10.0 (8.3) 20%
Emerging India Fund	Common Stock: Property & Casualty Insurance	$1,521,247	Discount to market	Discount for lack of marketability	4%
Micro Cap Value Fund	Rights: Pharmaceuticals	$326,356	Probability of receipt	Probability of receipt	50%
Micro Cap Value Fund	Private Investment in a Public Equity: Oil & Gas Refining & Marketing	$1,460,260	Bond model with call option	Bond model with call option	100%
Small Cap Growth Fund	Direct Venture Capital Investments: Biotechnology	$1,479,695	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.1 - 12.1 (5.3) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Computer Services Software & Systems	$6,397,861	Liquidation preference	Probability weighting	80%

SEPTEMBER 30, 2017

Fund	Description	Fair Value at 9/30/2017	Valuation Technique	Unobservable Input	Range (Average)
Small Cap Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$11,697,096	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.4 - 9.2 (5.7) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$16,183,484	Market comparable companies	EV/R* multiple Discount for lack of marketability	6.1 - 10.0 (8.3) 20%
Small Cap Growth Fund	Direct Venture Capital Investments: Systems Software	$9,116,040	Market comparable companies	EV/R* multiple Discount for lack of marketability	3.7 - 7.9 (5.9) 20%
Strategic Income Fund	Common Stock: Diversified REITs	$885,728	Last trade	Last trade	100%
Ultra Growth Fund	Direct Venture Capital Investments: Biotechnology	$369,925	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.1 - 12.1 (5.3) 20%
Ultra Growth Fund	Direct Venture Capital Investments: Health Care Technology	$265,717	Probability of completion of repurchase	Discount to repurchase amount	20%
Ultra Growth Fund	Direct Venture Capital Investments: Oil & Gas Equipment & Services	$876,330	Market comparable companies	EV/R* multiple Discount for lack of marketability	1.4 - 9.2 (5.7) 20%
Income Fund	Asset-Backed Security	$1,009,375	Broker bid	Broker bid	100%

*	Enterprise-Value-To-Revenue Multiple — (“EV/R”) is a measure of the value of a stock that compares a company’s enterprise value to its revenue.

Changes in EV/R multiples may change the fair value of an investment. Generally, a decrease in this multiple will result in a decrease in the fair value of an investment.

The Funds’ other Level 3 investments have been valued using observable inputs, unadjusted third-party transactions and quotations or unadjusted historical third party information. No unobservable inputs internally developed by the Funds have been applied to these investments, thus they have been excluded from the above table.

13. OFFSETTING

Each Fund is party to various netting arrangements. The FASB requires disclosure about certain netting arrangements and similar agreements to enable users of a Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position. The scope of the disclosure is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

The following tables present information about financial instruments that were subject to enforceable netting arrangements as of September 30, 2017:

REPURCHASE AGREEMENTS

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Asset Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Core Growth Fund	Fixed Income Clearing Corp.	$30,607,602	$—	$(30,607,602)	$—
Emerging India Fund	Fixed Income Clearing Corp.	3,284,123	—	(3,284,123)	—
Emerging Markets Small Cap Fund	Fixed Income Clearing Corp.	114,452	—	(114,452)	—
Frontier Emerging Small Countries Fund	Fixed Income Clearing Corp.	2,545,919	—	(2,545,919)	—
Global Opportunities Fund	Fixed Income Clearing Corp.	170,608	—	(170,608)	—
International Opportunities Fund	Fixed Income Clearing Corp.	6,840,234	—	(6,840,234)	—
Large Cap Value Fund	Fixed Income Clearing Corp.	5,442,486	—	(5,442,486)	—
Long/Short Fund	Fixed Income Clearing Corp.	35,132,336	—	(35,132,336)	—
Micro Cap Fund	Fixed Income Clearing Corp.	1,061,240	—	(1,061,240)	—
Micro Cap Value Fund	Fixed Income Clearing Corp.	14,565,031	—	(14,565,031)	—
Small Cap Growth Fund	Fixed Income Clearing Corp.	35,091,465	—	(35,091,465)	—
Small Cap Value Fund	Fixed Income Clearing Corp.	3,047,345	—	(3,047,345)	—
Strategic Income Fund	Fixed Income Clearing Corp.	7,174,334	—	(7,174,334)	—
Ultra Growth Fund	Fixed Income Clearing Corp.	807,568	—	(807,568)	—
World Innovators Fund	Fixed Income Clearing Corp.	29,928,007	—	(29,928,007)	—
Income Fund	Fixed Income Clearing Corp.	779,866	—	(779,866)	—
U.S. Treasury Fund	Fixed Income Clearing Corp.	1,803,381	—	(1,803,381)	—

[1]	Repurchase agreements are classified as short-term investments in the Statements of Assets and Liabilities. The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Repurchase Agreements” and the Schedules of Investments.

WASATCH FUNDS

Notes to Financial Statements (continued)

SECURITIES BORROWED FOR SHORT SALES

		Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Counterparty	Gross Liability Amounts Presented in Statements of Assets and Liabilities	Financial Instrument	Collateral Received[1]	Net Amount (Not Less Than 0)
Long/Short Fund	JPMorgan Chase	$51,372,975	$—	$(51,372,975)	$—

[1]	The market value of the collateral received is greater than the amounts indicated in the table. For further information, see Note 3 — Securities and Other Investments “Short Sales” and the Schedule of Investments.

14. FAIR VALUE OF DERIVATIVE INSTRUMENTS*

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure:

WASATCH LARGE CAP VALUE FUND

The Effect of Derivative Instruments on the Statement of Operations for the year ended September 30, 2017:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Realized gain options written	$—	$—	$—	$99,363	$—	$99,363

WASATCH WORLD INNOVATORS FUND

The Effect of Derivative Instruments on the Statement of Operations for the period ended September 30, 2017:

	Derivatives not accounted for as hedging instruments under Statement 133
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized in Income
Realized gain foreign currency forward exchange contracts	$—	$624,745	$—	$—	$—	$624,745

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Change in unrealized appreciation (depreciation) foreign currency forward exchange contracts	$—	$113,367	$—	$—	$—	$113,367

For the year ended September 30, 2017, the average monthly balance of outstanding derivative financial instruments was as follows:

	Large Cap Value Fund
Option contracts:
Average number of call contracts written	25
Average value of call contracts written	$7,896

	World Innovators Fund
Forward currency contracts:
Average number of contracts — U.S. dollars purchased	—	[1]
Average U.S. dollar amounts	$337,949
Average number of contracts — U.S. dollars sold	1
Average U.S. dollar amounts sold	$7,758,933

*	See Note 4 — Financial Derivative Instruments for additional information.

[1]	Amount represents less than 0.5.

15. SUBSEQUENT EVENTS

To provide the Wasatch Large Cap Value Fund with greater flexibility to invest in foreign securities in order to take advantage of investment opportunities that may arise in the larger global investment universe, the Funds’ Board of Trustees approved a change to the Fund’s name and to certain investment strategies of the Fund. The name of the Fund changed from Wasatch Large Cap

SEPTEMBER 30, 2017 (UNAUDITED)

Value Fund to Wasatch Global Value Fund effective October 31, 2017. Additionally, the Fund’s Board of Trustees approved a change to certain of the Fund’s principal investment strategies; The Fund’s investment strategy changed from “under normal market conditions, we will invest at least 80% of the Fund’s net assets (plus borrowings for investment purposes) in the equity securities of companies with market capitalizations of over $5 billion at the time of purchase” to “under normal market conditions, we will invest the Fund’s net assets primarily in the equity securities of foreign and domestic companies of all market capitalizations.” In addition, the Fund’s previous investment strategy provided that the Fund may invest up to 20% of its total assets at the time of purchase in securities issued by foreign companies in developed or emerging markets. Under the new investment strategy, the Fund will typically invest in securities issued by companies domiciled in at least three countries, including the United States. Furthermore, the Fund may now invest a significant portion of its total assets in companies domiciled in foreign countries (under normal market conditions, we expect at least 40% of its assets to be invested outside the United States, or if conditions are not favorable, 30% of its assets to be invested outside the United States). The Fund may also invest a significant amount of its total assets (5% to 50%) under normal market conditions at the time of purchase in securities issued by companies domiciled in emerging and frontier markets.

At a meeting held on November 7-8, 2017, the Board of Trustees of Wasatch Funds Trust (the “Trust”) approved the reorganization of the Wasatch Long/Short Fund (the “Long/Short Fund”) with and into the Wasatch Global Value Fund (the “Global Value Fund”), each a series of the Trust (the “Reorganization”). In order for the Reorganization to occur, it must be approved by the shareholders of the Long/Short Fund. The Board of Trustees of the Trust (the “Board”) therefore called for a special meeting of the Shareholders of the Long/Short Fund (“Meeting”) to vote on the Reorganization. The Meeting is expected to be held in March 2018, and, if approved, it is anticipated that the Reorganization will be consummated approximately one month after the Meeting. More information about the proposed Reorganization and Meeting will be provided in the proxy solicitation materials for the Reorganization.

WASATCH FUNDS	SEPTEMBER 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Wasatch Funds Trust and Shareholders of

Wasatch Core Growth Fund®	Wasatch Micro Cap Fund®
Wasatch Emerging India Fund®	Wasatch Micro Cap Value Fund®
Wasatch Emerging Markets Select Fund®	Wasatch Small Cap Growth Fund®
Wasatch Emerging Markets Small Cap Fund®	Wasatch Small Cap Value Fund®
Wasatch Frontier Emerging Small Countries Fund®	Wasatch Strategic Income Fund®
Wasatch Global Opportunities Fund®	Wasatch Ultra Growth Fund®
Wasatch International Growth Fund®	Wasatch World Innovators Fund®
Wasatch International Opportunities Fund®	Wasatch-1st Source Income Fund®
Wasatch Large Cap Value Fund®	Wasatch-Hoisington U.S. Treasury Fund®
Wasatch Long/Short Fund®

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Wasatch Core Growth Fund®, Wasatch Emerging India Fund®, Wasatch Emerging Markets Select Fund®, Wasatch Emerging Markets Small Cap Fund®, Wasatch Frontier Emerging Small Countries Fund®, Wasatch Global Opportunities Fund®, Wasatch International Growth Fund®, Wasatch International Opportunities Fund®, Wasatch Large Cap Value Fund®, Wasatch Long/Short Fund®, Wasatch Micro Cap Fund®, Wasatch Micro Cap Value Fund®, Wasatch Small Cap Growth Fund®, Wasatch Small Cap Value Fund®, Wasatch Strategic Income Fund®, Wasatch Ultra Growth Fund®, Wasatch World Innovators Fund®, Wasatch-1st Source Income Fund®, and Wasatch-Hoisington U.S. Treasury Fund® (constituting the Wasatch Funds Trust, hereafter referred to as the “Funds”) at September 30, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

November 22, 2017

WASATCH FUNDS	SEPTEMBER 30, 2017 (UNAUDITED)

Supplemental Information

MANAGEMENT OF THE TRUST

Management Information. The business affairs of Wasatch Funds are overseen by its Board of Trustees. The Board consists of five Independent Trustees and one Interested Trustee. Three of the Independent Trustees and the Interested Trustee were elected by shareholders to serve until their successors are qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws. Two Independent Trustees have been appointed by the elected Independent Trustees to serve until his or her successor is qualified, appointed or elected in accordance with the Trust’s Declaration of Trust and By-Laws.

The Trustees and executive officers of Wasatch Funds and their principal occupations for at least the last five years are set forth below. The Advisor retains proprietary rights to the Trust name.

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Independent Trustees

James U. Jensen, J.D., MBA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 73	Trustee and Chairman of the Board	Indefinite Served as Chairman of the Board since 2004 and Trustee since 1986	Chief Executive Officer of Clearwater Law & Governance Group (an operating law firm board governance consulting company) April 2008 to present; Co-Founder and Chairman of the Board of Intelisum, Inc. (a company pursuing computer and measurement technology and products) 2001 - 2008; Consultant on corporate growth and technology transfer since 2004; Vice President, Corporate Development, Legal Affairs and General Counsel, and Secretary, NPS Pharmaceuticals, Inc. from 1991 to 2004.	19	Director and Board Chairman of Agricon Global Corporation (formerly known as Bayhill Capital Corporation (telephone communications) from December 2007 to February 2014; Trustee, Northern Lights Fund Trust III (30 portfolios) since 2012.

D. James Croft, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 75	Trustee and Chairman of the Governance and Nominating Committee	Indefinite Served as Trustee since 2005	Consultant to the mortgage industry on issues of mortgage quality, identification of mortgage fraud, strategic planning and client development since 2004; Founder & Executive Director, Mortgage Asset Research Institute, from 1990 to 2004.	19	None.

Miriam M. Allison 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 70	Trustee and Chairman of the Audit Committee	Indefinite Served as Trustee since 2010	Rancher since 2004. From 2001 to 2005, Chairman of UMB Fund Services, Inc.	19	Director, Northwestern Mutual Series Fund, Inc. (27 portfolios) since 2006.

Heikki Rinne, MBA, Ph.D. 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 65	Trustee	Indefinite Served as Trustee since October 2012	Chief Executive Officer of the Halton Group Ltd. (an indoor environmental control manufacturing and technology company), from 2002 to 2016.	19	Director, Halton Group Ltd. since 2016.

Kristen M. Fletcher 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 64	Trustee	Indefinite Served as Trustee since October 2014	Director, Youth Sports Alliance since 2015; Director, Utah Symphony/Utah Opera since 2005; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 - 2012; Chairman and CEO, ABN AMRO, Inc. and U.S. Country Representative, ABN AMRO Bank, NV from 2002 - 2004.	19	Director, Youth Sports Alliance since 2015; Trustee, Woodlands Commercial Bank (a/k/a Lehman Brothers Commercial Bank) 2009 - 2012; Director Utah Symphony/Utah Opera since 2005.

WASATCH FUNDS

Supplemental Information (continued)

Name, Address and Age	Position(s) Held with Wasatch Funds	Term of Office[1] and Length of Time Served	Principal Occupation(s) during Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees during Past 5 Years[2]
Interested Trustee

Samuel S. Stewart, Jr.[3] Ph.D. CFA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 75	President and Trustee	Indefinite Served as President and Trustee since 1986	Chairman of the Board for the Advisor since 1975; Chief Investment Officer of the Advisor from 2004 to June 2009; Director of Research of the Advisor from 1975 to 2004; Chairman of the Board of Wasatch Funds from 1986 to 2004.	19	None.

[1]	A Trustee may serve until his/her death, resignation, removal or retirement. Each Independent Trustee shall retire as Trustee at the end of the calendar year in which he/she attains the age of 75 years.

[2]	Directorships are those held by a Trustee in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act.

[3]	Dr. Stewart is an Interested Trustee because he serves as the Chairman of the Board of the Advisor and is an employee of the Advisor.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) during Past 5 Years
Officers

Russell L. Biles 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 49	Chief Compliance Officer, Vice President and Secretary	Indefinite Served as Chief Compliance Officer and Vice President since February 2007 and Secretary since November 2008	Chief Compliance Officer and Vice President for Wasatch Funds since February 2007; Secretary for Wasatch Funds since November 2008; Counsel for the Advisor since October 2006.

Cindy B. Firestone, CPA 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 59	Treasurer	Indefinite Served as Treasurer since May 2009	Treasurer for Wasatch Funds since May 2009; Assistant Treasurer for Wasatch Funds from November 2008 to May 2009; Internal Auditor for the Advisor from December 2002 to August 2011.

David Corbett 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 44	Assistant Vice President	Indefinite Served as Assistant Vice President since August 2012	Assistant Vice President for Wasatch Funds since August 2012; Director of Mutual Fund Services for the Advisor since June 2007.

Cheryl Reich 505 Wakara Way 3rd Floor Salt Lake City, UT 84108 Age 34	Assistant Secretary	Indefinite Served as Assistant Secretary since February 2017	Assistant Secretary for Wasatch Funds since February 2017; Compliance Associate for the Advisor since September 2012; Branch Manager for Investment Planning Counsel Corp. from November 2009 to August 2012.

Additional information about the Funds’ trustees is provided in the Statement of Additional Information and is available without charge, upon request, by calling 800.551.1700.

SEPTEMBER 30, 2017 (UNAUDITED)

ADDITIONAL TAX INFORMATION

The Funds hereby designate the following amounts or maximum amounts allowable as long term capital gain dividends for the purpose of the dividends paid deduction. The amounts designated here include the utilization of earnings and profits distributed to shareholders on the redemption of shares.

Fund	Amount
Core Growth Fund	$2,252,794
Emerging India Fund	819,648
Global Opportunities Fund	8,169,399
International Growth Fund	47,302,575
Large Cap Value Fund	7,957,722
Long/Short Fund	61,075
Micro Cap Fund	22,829,857
Micro Cap Value Fund	3,065,003
Small Cap Growth Fund	144,143,218
Small Cap Value Fund	65,305
Ultra Growth Fund	9,710,650
World Innovators Fund	6,384,678
Income Fund	124,946
U.S. Treasury Fund	23,928,544

For the fiscal year ended September 30, 2017, certain dividends paid by each Fund may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. To the extent dividends are paid during the calendar year 2017, complete information will be reported on shareholders’ 2017 Form 1099-DIV.

The amount designated as qualified dividend income for the year ended September 30, 2016 will be at the highest amount permitted by law.

Corporate shareholders should note for the year ended September 30, 2017, the percentage of the Funds’ investment income (i.e., net investment income plus short-term capital gains) that qualified for the corporate dividends received deductions are as follows:

Fund	Percentage
Large Cap Value Fund	69%
Small Cap Value Fund	78%
Strategic Income Fund	72%
Income Fund	2%

PROXY VOTING POLICIES, PROCEDURES AND RECORD

A description of the policies and procedures that Wasatch Advisors uses to vote proxies related to the Funds’ portfolio securities is set forth in the Funds’ Statement of Additional Information which is available without charge, upon request, on the Funds’ website at www.WasatchFunds.com or by calling 800.551.1700 and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Wasatch Funds’ proxy voting record is available without charge on the Funds’ website at www.WasatchFunds.com and on the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June  30.

QUARTERLY PORTFOLIO HOLDINGS DISCLOSURE ON FORM N-Q

The Funds file their complete schedules of investments with the SEC for their first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference room may be obtained by calling 800.SEC.0330).

WASATCH FUNDS	SEPTEMBER 30, 2017 (UNAUDITED)

Service Providers

INVESTMENT ADVISOR

Wasatch Advisors, Inc.

505 Wakara Way, 3rd Floor

Salt Lake City, UT 84108

SUB-ADVISOR FOR THE WASATCH-1ST SOURCE INCOME FUND

1st Source Corporation Investment Advisors, Inc.

100 North Michigan Street

South Bend, IN 46601

SUB-ADVISOR FOR THE WASATCH-HOISINGTON U.S. TREASURY FUND

Hoisington Investment Management Co.

6836 Bee Caves Road

Building 2, Suite 100

Austin, TX 78746

ADMINISTRATOR AND FUND ACCOUNTANT

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

TRANSFER AGENT

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

LEGAL COUNSEL TO WASATCH FUNDS AND INDEPENDENT TRUSTEES

Chapman and Cutler, LLP

111 West Monroe Street

Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

CONTACT WASATCH

TELEPHONE

800.551.1700

M - F, 7:00 a.m. to 7:00 p.m. Central Time

Automated Line, 24 Hours

U.S. MAIL

Wasatch Funds

P.O. Box 2172

Milwaukee, WI 53201-2172

OVERNIGHT DELIVERY

Wasatch Funds

235 West Galena Street

Milwaukee, WI 53212

ONLINE

www.WasatchFunds.com

shareholderservice@wasatchfunds.com

WASATCH FUNDS

2017 Annual Report
www.WasatchFunds.com • 800.551.1700

MIX
Paper from responsible sources
FSC® C132107
www.fsc.org

2017 Annual Report www.WasatchFunds.com 800.551.700 Mix Paper from responsible FSC C132107

Item 2. Code of Ethics.

(a)	Wasatch Funds Trust (the “Registrant”) has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Registrant’s Code of Ethics during the reporting period for this form N-CSR.

(d)	There have been no waivers granted by the Registrant to individuals covered by the Registrant’s Code of Ethics during the reporting period for this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s Code of Ethics is attached as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a) (1)

The Board of Trustees of the Registrant has determined that the Registrant has at least one member serving on the Registrant’s Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert.”

(2)	The name of the audit committee financial expert is Miriam M. Allison. Ms. Allison is deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings or engagements for the last two fiscal years ended September 30, 2017 and 2016 were $500,030 and $503,459, respectively.

(b)

Audit Related Fees – During the fiscal years ended September 30, 2017 and 2016, the Registrant was not billed any fees by the independent registered public accounting firm for assurance and related services rendered by the independent registered public accounting firm to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

During the fiscal years ended September 30, 2017 and 2016, no fees for assurance and related services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Registrant’s investment adviser (the “Advisor”) or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(c)

Tax Fees - The aggregate fees billed for professional services rendered by the independent registered public accounting firm to the Registrant for tax compliance, tax advice, tax planning and tax return preparation for the last two fiscal years ended September 30, 2017 and 2016 were $105,500 and $101,430, respectively. These services consisted of the independent registered public accounting firm reviewing the Registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultations regarding the liquidation of a series of the Trust.

During the fiscal years ended September 30, 2017 and 2016, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(d)

All Other Fees – The aggregate fees billed for products and services provided by the independent registered public accounting firm to the Registrant, other than the services reported in paragraph (a) – (c) of this Item 4, for the fiscal years ended September 30, 2017 and 2016 were $107,193 and $0, respectively. The fees for September 30, 2017 are related to the filing for EU reclaims and advice regarding foreign capital gain tax accruals.

During the fiscal years ended September 30, 2017 and 2016, no fees for other services that relate directly to the operations and financial reporting of the Registrant were billed by the independent registered public accounting firm to the Advisor or any other entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant.

(e)	Pre-Approval Policies and Procedures

(1)      Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall evaluate the independence of the independent public accountants, including evaluating whether the independent public accountants provide audit services or consulting services to the Registrant or consulting services to the Advisor, and to receive the specific representations of the independent registered public accounting firm as to their independence. Specifically, the Audit Committee will be responsible for evaluating the provision of non-audit services to the Registrant as required by Section 201 of the Sarbanes-Oxley Act, any pre-approval requests submitted by the independent registered public accounting firm as required by Section 202 of the Sarbanes-Oxley Act or as otherwise required under Section 2-01 of Regulation S-X, and shall monitor the conflict of interest requirements in Section 206 of the Sarbanes-Oxley Act, and the prohibitions on improper influence on the conduct of audits in Section 303 of the Sarbanes-Oxley Act. The Audit Committee shall pre-approve any engagement of the independent registered public accounting firm to provide any services (other than prohibited non-audit services) including the fees and other compensation to be paid to the independent registered public accounting firm.

The independent registered public accounting firm is authorized by the Audit Committee to provide non-audit services to the extent allowable under the Sarbanes-Oxley Act of 2002 for the Registrant provided that (i) the fees payable with respect to such services do not exceed $5,000 in any calendar quarter and (ii) such fees are ratified by the Audit Committee at its next meeting. The fees payable with respect to non-audit services may be increased by the affirmative vote of a majority of the members of the Audit Committee.

(2)      There were no pre-approval requirements waived for the services provided to the Registrant described in paragraphs (b)-(d) of Item 4 by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (the “De Minimis Rule”). There were no fees billed for services provided to the Advisor described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)

For the fiscal years ended September 30, 2017 and 2016, the aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant and the Advisor and any entity controlling, controlled by, or under common control with the Advisor that provided ongoing services to the Registrant were approximately $107,193 and $0, respectively.

(h)	No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees, where those changes were implemented after the Registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached hereto.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WASATCH FUNDS TRUST

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Samuel S. Stewart, Jr.
Samuel S. Stewart, Jr.
President (principal executive officer) of Wasatch Funds Trust

Date:	December 6, 2017

By:	/s/ Cindy B. Firestone
Cindy B. Firestone
Treasurer (principal financial officer) of Wasatch Funds Trust

Date:	December 6, 2017